UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-04642
                                                     ---------

                          The Phoenix Edge Series Fund
   ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                101 Munson Street
                            Greenfield, MA 01301-9668
   ---------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


           Kathleen A. McGah, Esq.
    Vice President, Chief Legal Officer,             John H. Beers, Esq.
    Counsel and Secretary for Registrant         Vice President and Counsel
       Phoenix Life Insurance Company          Phoenix Life Insurance Company
              One American Row                        One American Row
          Hartford, Ct 06103-2899                  Hartford, CT 06103-2899
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 541-0171
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2008
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                 (PHOENIX LOGO)

                                                                   ANNUAL REPORT

                                                                THE PHOENIX EDGE
                                                                     SERIES FUND

                                                          VARIABLE PRODUCTS FUND
                                                               DECEMBER 31, 2008

                               TABLE OF CONTENTS

A Message from the President .............................................    1
Glossary .................................................................    2
Disclosure of Fund Expenses ..............................................    6

                                                                                                   SCHEDULE
                                                                                        SERIES        OF
   FUND                                                                                SUMMARY   INVESTMENTS
   ----                                                                                -------   -----------
   Phoenix Capital Growth Series ("Capital Growth Series") .........................       8          44
   Phoenix Growth and Income Series ("Growth and Income Series") ...................      10          46
   Phoenix Mid-Cap Growth Series ("Mid-Cap Growth Series") .........................      12          49
   Phoenix Money Market Series ("Money Market Series") .............................      14          51
   Phoenix Multi-Sector Fixed Income Series
      ("Multi-Sector Fixed Income Series") .........................................      16          52
   Phoenix Multi-Sector Short Term Bond Series
      ("Multi-Sector Short Term Bond Series") ......................................      18          60
   Phoenix Strategic Allocation Series ("Strategic Allocation Series") .............      20          67
   Phoenix-Aberdeen International Series ("Aberdeen International Series") .........      22          75
   Phoenix Small-Cap Growth Series ("Small-Cap Growth Series")
      (formerly "Phoenix-Alger Small-Cap Growth Series") ...........................      24          77
   Phoenix-Duff & Phelps Real Estate Securities Series
      ("Duff & Phelps Real Estate Securities Series") ..............................      26          79
   Phoenix Dynamic Asset Allocation Series: Aggressive Growth
      ("Dynamic Asset Allocation Series: Aggressive Growth")
      (formerly "Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth") ..      28          80
   Phoenix Dynamic Asset Allocation Series: Growth
      ("Dynamic Asset Allocation Series: Growth")
      (formerly "Phoenix-S&P Dynamic Asset Allocation Series: Growth") .............      30          81
   Phoenix Dynamic Asset Allocation Series: Moderate
      ("Dynamic Asset Allocation Series: Moderate")
      (formerly "Phoenix-S&P Dynamic Asset Allocation Series: Moderate") ...........      32          82
   Phoenix Dynamic Asset Allocation Series: Moderate Growth
      ("Dynamic Asset Allocation Series: Moderate Growth")
      (formerly "Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth") ....      34          83
   Phoenix-Sanford Bernstein Mid-Cap Value Series
      ("Sanford Bernstein Mid-Cap Value Series") ...................................      36          84
   Phoenix-Sanford Bernstein Small-Cap Value Series
      ("Sanford Bernstein Small-Cap Value Series") .................................      38          86
   Phoenix-Van Kampen Comstock Series ("Van Kampen Comstock Series") ...............      40          88
   Phoenix-Van Kampen Equity 500 Index Series
      ("Van Kampen Equity 500 Index Series") .......................................      42          90
Statements of Assets and Liabilities ...............................................                  96
Statements of Operations ...........................................................                 100
Statements of Changes In Net Assets ................................................                 104
Financial Highlights ...............................................................                 110
Notes to Financial Statements ......................................................                 116
Report of Independent Registered Public Accounting Firm ............................                 127
Tax Information Notice .............................................................                 128
Board of Trustees' Consideration of Investment Advisory and Subadvisory
   Agreements ......................................................................                 129
Fund Management Tables .............................................................                 157

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

     The advisor and subadvisors vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the series voted proxies during the most recent 12-month period ended June 30, 2008, free of charge, by calling toll-free 800-541-0171. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

     The Fund files a complete schedule of portfolio holdings for each series with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

           Not FDIC Insured   No Bank Guarantee   May Lose Value

                          A MESSAGE FROM THE PRESIDENT

Dear Phoenix Edge Series Fund Shareholder:

                        (PHOTO OF PHILIP K. POLKINGHORN)

This report provides performance and portfolio details about the underlying investments of your Phoenix variable annuity or life insurance policy for the fiscal year ended December 31, 2008. I hope you will take time to review this important information.

Phoenix variable products offer quality investment options from professional money managers across the industry, including many well-known names. In addition to the Phoenix Edge Series Fund options discussed in this report, we also offer a selection of other investment options for your consideration.

You may wish to visit our Web site, phoenixwm.com, to learn more about the variable investments available to you, including occasional new offerings. Also, if you haven't already done so, this is a good time of year to meet with your financial professional to review your portfolio and make sure that your asset allocation strategy remains consistent with your financial goals, especially if your financial situation has changed in any way.

We appreciate your business and thank you for choosing Phoenix to be part of your financial plan. It is our great privilege to serve you.

Sincerely yours,


/s/ Philip K. Polkinghorn

Philip K. Polkinghorn
President, The Phoenix Edge Series Fund

JANUARY 2009

                                    GLOSSARY

ADR (AMERICAN DEPOSITARY RECEIPT)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC

American Municipal Bond Assurance Corporation.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

(FORMERLY LEHMAN BROTHERS AGGREGATE BOND INDEX)
The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

CITIGROUP 90-DAY TREASURY BILLS INDEX

The Citigroup 90-Day Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The 90-Day Treasury Bill Index is an average of the last three three-month Treasury bill issues.

COMPOSITE INDEX FOR DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH

Effective March 3, 2008, a composite index made up of 100% of the S&P 500 Index, which measures stock market total return performance. For the period January 1, 2008 through March 2, 2008, the composite index consisted of 75% S&P 500 Index, 8% Barclays Capital U.S. Aggregate Bond Index and 17% MSCI EAFE Index.

COMPOSITE INDEX FOR DYNAMIC ASSET ALLOCATION SERIES: GROWTH

Effective March 3, 2008, a composite index made up of 85% of the S&P 500 Index, which measures stock market total return performance and 15% of the Barclays Capital U.S. Aggregate Bond Index, which measures bond market total return performance. For the period January 1, 2008 through March 2, 2008, the composite index consisted of 60% S&P 500 Index, 27% Barclays Capital U.S. Aggregate Bond Index and 13% MSCI EAFE Index.

COMPOSITE INDEX FOR DYNAMIC ASSET ALLOCATION SERIES: MODERATE

Effective March 3, 2008, a composite index made up of 50% of the S&P 500 Index, which measures stock market total return performance and 50% of the Barclays Capital U.S. Aggregate Bond Index, which measures bond market total return performance. For the period January 1, 2008 through March 2, 2008, the composite index consisted of 30% S&P 500 Index, 65% Barclays Capital U.S. Aggregate Bond Index and 5% MSCI EAFE Index.

COMPOSITE INDEX FOR DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH

Effective March 3, 2008, a composite index made up of 70% of the S&P 500 Index, which measures stock market total return performance and 30% of the Barclays Capital U.S. Aggregate Bond Index, which measures bond market total return performance. For the period January 1, 2008 through March 2, 2008, the composite index consisted of 50% S&P 500 Index, 40% Barclays Capital U.S. Aggregate Bond Index and 10% MSCI EAFE Index.

COMPOSITE INDEX FOR STRATEGIC ALLOCATION SERIES

A composite index made up of 60% of the S&P 500 Index, which measures stock market total return performance, and 40% of the Barclays Capital U.S. Aggregate Bond Index, which measures bond market total return performance.

DOW JONES-AIG COMMODITY INDEX

The Dow Jones-AIG Commodity Index is a broadly diversified index that tracks commodity futures.

ETF (EXCHANGE TRADED FUND)

A Fund that tracks an index, but can be traded like a stock.

ETN

Exchange Traded Note.

FEDERAL FUNDS RATE

The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL RESERVE (THE "FED")

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FFO

Funds from Operations

FGIC

Financial Guaranty Insurance Company.

FHLB

Federal Home Loan Bank.

FHLMC

Federal Home Loan Mortgage Corporation.

FNMA OR "FANNIE MAE"

Federal National Mortgage Association.

FSA

Financial Security Assurance, Inc.

FTSE NAREIT EQUITY REITS INDEX

The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

GARP

Growth at a Reasonable Price

GNMA OR "GINNIE MAE"

Government National Mortgage Association

MBIA

Municipal Bond Insurance Association.

MERRILL LYNCH 1-2.99 YEAR MEDIUM QUALITY CORPORATE BONDS INDEX

The Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index measures performance of U.S. investment grade corporate bond issues rated "BBB" and "A" by Standard & Poor's/Moody's with maturities between one and three years. The index is calculated on a total return basis.

MSCI EAFE(R) INDEX

The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

MSCI EMERGING MARKETS INDEX

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with gross dividends reinvested.

MSCI WORLD EXCLUDING U.S. TOTAL RETURN INDEX

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI WORLD INDEX

The MSCI World(SM) Index is a free float-adjusted market capitalization index that measures developed global market equity performance. The index is calculated on a total return basis with gross dividends reinvested.

PIK (PAYMENT-IN-KIND)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

REIT (REAL ESTATE INVESTMENT TRUST)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

RUSSELL 1000(R) GROWTH INDEX

The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 1000(R) VALUE INDEX

The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) GROWTH INDEX

The Russell 2000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) VALUE INDEX

The Russell 2000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2500(TM) VALUE INDEX

The Russell 2500(TM) Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,500 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL MIDCAP(R) GROWTH INDEX

The Russell MidCap(R) Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SBA

Small Business Administration.

S&P 500(R) INDEX

The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P GOLDMAN SACHS COMMODITY INDEX

The S&P GSCI(TM) is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

TARP (TROUBLED ASSET RELIEF PROGRAM)

A government program created for the establishment and management of a Treasury fund, in an attempt to curb the ongoing financial crisis of 2007-2008. The fund was created by enacting the Emergency Economic Stabilization Act of 2008.

INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

                         THIS PAGE INTENTIONALLY BLANK.

                          THE PHOENIX EDGE SERIES FUND
                     DISCLOSURE OF FUND EXPENSES (UNAUDITED)
          FOR THE SIX-MONTH PERIOD OF JULY 1, 2008 TO DECEMBER 31, 2008

     We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of The Phoenix Edge Series Fund, you incur ongoing costs including investment advisory fees and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in one of the series and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Tables illustrate your series' costs in two ways.

ACTUAL EXPENSES

     This section of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, returns would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, this section of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

EXPENSE TABLE

                                                         Beginning          Ending         Annualized   Expenses Paid
                                                       Account Value     Account Value       Expense       During
                                                        July 1, 2008   December 31, 2008      Ratio        Period*
                                                       -------------   -----------------   ----------   -------------
CAPITAL GROWTH SERIES
ACTUAL                                                   $1,000.00        $  655.00           0.95%        $3.95
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00         1,020.30           0.95          4.84
GROWTH AND INCOME SERIES
ACTUAL                                                   $1,000.00        $  739.50           0.85%        $3.72
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00         1,020.81           0.85          4.33
MID-CAP GROWTH SERIES
ACTUAL                                                   $1,000.00        $  639.89           1.12%        $4.62
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00         1,019.44           1.12          5.70
MONEY MARKET SERIES
ACTUAL                                                   $1,000.00        $1,008.50           0.63%        $3.18
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00         1,021.93           0.63          3.21
MULTI-SECTOR FIXED INCOME SERIES
ACTUAL                                                   $1,000.00        $  827.70           0.75%        $3.45
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00         1,021.32           0.75          3.82
MULTI-SECTOR SHORT TERM BOND SERIES
ACTUAL                                                   $1,000.00        $  884.80           0.70%        $3.32
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00         1,021.57           0.70          3.56
STRATEGIC ALLOCATION SERIES
ACTUAL                                                   $1,000.00        $  804.90           0.85%        $3.86
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00         1,020.81           0.85          4.33

                          THE PHOENIX EDGE SERIES FUND
               DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONTINUED)
          FOR THE SIX-MONTH PERIOD OF JULY 1, 2008 TO DECEMBER 31, 2008

EXPENSE TABLE

                                                         Beginning          Ending         Annualized   Expenses Paid
                                                       Account Value     Account Value       Expense       During
                                                        July 1, 2008   December 31, 2008      Ratio        Period*
                                                       -------------   -----------------   ----------   -------------
ABERDEEN INTERNATIONAL SERIES
ACTUAL                                                   $1,000.00         $  645.70          1.01%        $4.18
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00          1,020.00          1.01          5.14
SMALL-CAP GROWTH SERIES
ACTUAL                                                   $1,000.00         $  651.80          1.00%        $4.15
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00          1,020.05          1.00          5.09
DUFF & PHELPS REAL ESTATE SECURITIES SERIES
ACTUAL                                                   $1,000.00         $  649.80          1.03%        $4.27
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00          1,019.89          1.03          5.24
DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH#
ACTUAL                                                   $1,000.00         $  669.70          0.70%        $2.94
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00          1,021.57          0.70          3.56
DYNAMIC ASSET ALLOCATION SERIES: GROWTH#
ACTUAL                                                   $1,000.00         $  720.30          0.70%        $3.03
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00          1,021.57          0.70          3.56
DYNAMIC ASSET ALLOCATION SERIES: MODERATE#
ACTUAL                                                   $1,000.00         $  778.80          0.70%        $3.13
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00          1,021.57          0.70          3.56
DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH#
ACTUAL                                                   $1,000.00         $  857.00          0.70%        $3.27
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00          1,021.57          0.70          3.56
SANFORD BERNSTEIN MID-CAP VALUE SERIES
ACTUAL                                                   $1,000.00         $  690.90          1.30%        $5.53
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00          1,018.52          1.30          6.62
SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
ACTUAL                                                   $1,000.00         $  700.50          1.30%        $5.56
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00          1,018.52          1.30          6.62

EXPENSE TABLE

                                                         Beginning          Ending         Annualized   Expenses Paid
                                                       Account Value     Account Value       Expense       During
                                                        July 1, 2008   December 31, 2008      Ratio        Period*
                                                       -------------   -----------------   ----------   -------------
VAN KAMPEN COMSTOCK SERIES
ACTUAL                                                   $1,000.00         $  770.80          0.95%        $4.23
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00          1,020.30          0.95          4.84
VAN KAMPEN EQUITY 500 INDEX SERIES
ACTUAL                                                   $1,000.00         $  713.70          0.50%        $2.15
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                  1,000.00          1,022.59          0.50          2.55

* Expenses are equal to the series' annualized expense ratio which includes waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days
     (184) expenses were accrued in the most recent fiscal half-year, then divided by 366 days to reflect the one-half year period.

# For series which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

     You can find more information about the series' expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, including contractual charges associated with the separate account, refer to the series prospectus and the contract prospectus.

CAPITAL GROWTH SERIES

PORTFOLIO MANAGER COMMENTARY

ON SEPTEMBER 16, 2008, NEUBERGER BERMAN MANAGEMENT, LLC ("NEUBERGER") REPLACED HARRIS INVESTMENT MANAGEMENT, INC. ("HARRIS") AS SUBADVISOR TO THE SERIES.

- PHOENIX CAPITAL GROWTH SERIES ("CAPITAL GROWTH") is diversified and has an investment objective to seek intermediate and long-term capital appreciation, with income as a secondary consideration.

- For the fiscal year ended December 31, 2008, the Series returned (40.78)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (37.00)% and the Russell 1000(R) Growth Index, the Series' style-specific benchmark, returned (38.44)%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

NEUBERGER RESPONSE

- Neuberger began advising the Phoenix Capital Growth Series in mid-September. From this point through December 31, equity markets continued to be weak across the board. Value indexes slightly out performed growth, while large-cap stocks outperformed both mid- and small-caps. Within the Russell 1000 Growth Index (the Series' primary benchmark), the Financial, Energy and Material sectors fared the worst. Utilities and Consumer Staples were the best performing sectors for the quarter.

- The deleveraging that occurred during the third quarter accelerated in the fourth quarter, as investors fled equity markets for the safety of U.S. Treasuries, and hedge funds faced massive redemptions, despite their attempts to stem the outflows. An alleged fraud committed by long-time Wall Street veteran Bernie Madoff appeared to further undermine investor confidence. In addition, economic weakness in the U.S. has spread across the globe, particularly affecting emerging markets. Commodity prices have fallen as a result, crushing the Energy and Materials sectors, with no end in sight as oil declined to nearly $35, 75% off its peak during the summer.

- Financials have continued to suffer as the queue for the Troubled Asset Relief Program (TARP) grows to include more financial institutions. A massive stimulus package (in addition to TARP) is being contemplated by Congress and President-elect Obama, although the exact size and scope are yet to be determined. Compounding matters, the housing market, which underlies many of the assets held by ailing financial institutions, saw, in November, its worst decline ever recorded. Unemployment continues to rise, along with housing defaults and credit card delinquencies. While volatility has declined, and the market has arrested its fall, it appears to us too soon to tell if a bottom has truly been reached.

HARRIS RESPONSE

Many of the same issues that emphasized the uncertainty and impacted equity returns over the first half of this year continued to negatively impact the U.S. equity markets during the third quarter as well. Volatility, fear and emotion were the overriding themes driving the U.S. equity markets. The credit crisis gripping the economy intensified over this period, with household names like Lehman Brothers having filed for bankruptcy and Washington Mutual, AIG, Merrill Lynch, Fannie Mae, Freddie Mac, and Wachovia being pushed into forced marriages or government-sponsored takeovers in the wake of the current credit storm. The government, looking to collectively deal with the financial crisis, attempted to provide assurance and liquidity to the markets with a bailout plan. The plan did not initially pass, as concern surrounded its mere size, its consequences, and questioned ability to address the real underlying causes, sending both the equity and fixed income markets into a tailspin. With such high levels of uncertainty in the markets, volatility soared to record highs. Among equity investors, sector rotation was rapid and fierce, with certain sectors (most notably Financials, Energy, and Materials) being whipsawed on nearly a daily basis.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

NEUBERGER RESPONSE

- The Series outperformed the Russell 1000 Growth Index from the time Neuberger Berman began managing, helped by stock selection in Consumer Discretionary and Health Care and by sector allocation in Consumer Staples and Materials.

- One of the top performers in Consumer Discretionary was department store operator Kohl's Corp (KSS). We see Kohl's as a beneficiary of retail Darwinism over the next couple of years, given the company's liquid balance sheet, scale advantages and value-orientation, but we also expect weak discretionary spending. Given tight credit markets, we expect net competitive retail store closings to accelerate, and we therefore retain a favorable view on KSS near-term.

- Health Care returns were aided by Gilead Sciences (GILD), a biopharmaceutical company that discovers, develops and distributes therapeutics. In mid-October it reported very strong third quarter results. Its HIV franchise performance in the quarter was outstanding as its triple combination HIV treatment, Atripla, easily beat expectations. Gilead's Letairis, which is a new treatment for arterial hypertension, also beat expectations. In addition during the quarter, California's governor signed a bill into law requiring third-party payers to provide reimbursement for HIV screening, which could lead to increasing rates of AIDS diagnostics and increased demand for Atripla. This was viewed by the market as an important first step in early diagnosis which should lead to acceleration in treatments. During the quarter, the company reported operating margin expansion and high levels of operating free cash flow. Finally, Gilead was able to push through a second round of price increases for 2008 during the quarter.

- However, the Portfolio was hurt by stock selection in Information Technology. Though Technology can be considered defensive and generally has very strong cash flow characteristics and clean balance sheets, we have seen significant sell-off in consumer related names, as well as highly cyclical parts of the industry such as semiconductors. Within Information Technology, Microsoft (MSFT), Adobe Systems (ADBE) and Research In Motion
     (RIMM) were poor performers.

- Although our Energy sector holdings were in line with the Index for the period, three of our bottom contributors came from this sector. Schlumberger (SLB), Canadian Natural Resources (CNQ), and Transocean (RIG) all fell under pressure as oil prices fell over 50% in the fourth quarter of 2008 and over 70% from the July peak.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

HARRIS RESPONSE

As we previously mentioned, given these abnormal conditions, it was not surprising to see our equity strategies underperform their respective benchmarks. Our disciplined investment process is designed to remove bias and emotion. With emotions running high and fear and anxiety driving broad-based investment decisions, our reliance on higher quality investment parameters was not rewarded in this environment.

Overall sector allocation was not additive as the consumer sectors, which had been underweight in the Fund, ended up being among the best sector performers within the Russell 1000 Growth Index. Stock selection additionally detracted from performance during this eventful year period. Top performing names included Norfolk Southern (railroad transportation), Wal-Mart Stores (discount retailer), and Research in Motion (telecommunication equipment). The largest detractors were within technology, healthcare and materials; Apple (computer and software), Merck (pharmaceuticals), and Freeport-McMoRan Copper & Gold (mining).

We have witnessed numerous market disruptions in the past. We have not wavered on our proven investment philosophy of investing in companies with strong fundamentals, attractive valuations, and increasing levels of investor interest. What matters over the long-term is the earnings growth and relative valuations of individual companies; as such our investment process mirrors this view. As the current financial crisis lessens and markets return to some level of normalcy, we fully expect our process to be rewarded, as it has over the long term.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     BECAUSE THE SERIES IS HEAVILY WEIGHTED IN THE TECHNOLOGY SECTOR, IT WILL BE IMPACTED BY THAT SECTOR'S PERFORMANCE MORE THAN A SERIES WITH BROADER SECTOR DIVERSIFICATION.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/08

                               1 year   5 years   10 years
                               ------   -------   --------
CAPITAL GROWTH SERIES          (40.78)%  (5.92)%   (6.90)%
S&P 500(R) INDEX               (37.00)   (2.19)    (1.38)
RUSSELL 1000(R) GROWTH INDEX   (38.44)   (3.42)    (4.27)

SERIES EXPENSE RATIO(2): 0.91%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO OF THE SERIES IS SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:


                         RUSSELL
            CAPITAL      1000(R)
            GROWTH       GROWTH       S&P 500(R)
            SERIES       INDEX          INDEX
            -------      -------      ----------
12/31/98    $10,000      $10,000        $10,000
12/31/99     12,967       13,316         12,114
12/29/00     10,663       10,330         11,001
12/31/01      6,976        8,220          9,694
12/31/02      5,245        5,928          7,552
12/31/03      6,635        7,692          9,720
12/31/04      6,965        8,176         10,776
12/30/05      7,223        8,607         11,307
12/29/06      7,456        9,388         13,091
12/31/07      8,257       10,496         13,810
12/31/08      4,890        6,462          8,701

SECTOR WEIGHTINGS as of 12/31/08*

Information Technology   22%
Consumer Staples         18
Health Care              17
Industrials               9
Energy                    8
Consumer Discretionary    8
Financials                7
Other                    11

*    % of total investments as of December 31, 2008.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

GROWTH AND INCOME SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX GROWTH AND INCOME SERIES ("GROWTH AND INCOME") is diversified and has an investment objective to seek dividend growth, current income and capital appreciation.

- For the fiscal year ended December 31, 2008, the Series returned (34.93)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (37.00)%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

- The U.S. stock market dropped sharply in 2008. Economic data worsened significantly as the year progressed. Home foreclosures, tight credit, rising unemployment, dismal corporate earnings and massive mortgage defaults were contributing factors to declining stock values. The National Bureau of Economic Research officially declared that the U.S. economy entered recession in December of 2007. The U.S. Federal Open Market Committee and foreign central banks reduced interest rates due to economic weakness, tight credit conditions and deflationary concerns. The federal funds rate was cut to almost nothing. The new target is between 0.00% and 0.25%. Commodity prices posted significant declines. The Dow Jones AIG Commodity Total Return Index fell over 35 percentage points.

- The Series' benchmark, the S&P 500, is a representative index for large-capitalization stocks and it posted a loss of 37.00%. The small-cap Russell 2000 posted a loss of 33.79%. In terms of style indices, "Value" stocks dropped slightly less than "Growth" stocks for the year. The Russell 1000 Value index had a loss of 36.85%, while the Russell 1000 Growth index had a decline of 38.44%. Overseas equity markets also posted large losses. The MSCI Emerging Markets index posted a drop of 53.18%. We did not participate in this market because emerging foreign companies are not in our investment universe.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- The Growth & Income Series returned negative 34.93%. The investment portfolio return was 207 basis points higher than the minus 37.00% total return for the fund's benchmark, the S&P 500.

- In relation to the benchmark index, the fund benefited from sector positioning in financials, information technology and energy. The financial services and information technology sectors were incorrectly over-weighted, but good security selection resulted in a favorable outcome. The energy sector benefited from both positive sector selection and security selection. The top five individual contributors were Amgen, National Oilwell Varco, McDonald's, Massey Energy and Lockheed Martin.

- Sector positioning in health care, consumer staples and consumer discretionary had an adverse impact on the funds performance relative to its benchmark. The health care and consumer staples sectors were hurt by both poor sector selection and incorrect security selection. The consumer discretionary sector weighting was a slight benefit, but performance was hurt overall by security selection. The bottom five individual contributors were ConocoPhillips, AT&T, Bank of America, Merck and Microsoft.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/08

                           1 year   5 years   10 years
                           ------   -------   --------
GROWTH AND INCOME SERIES   (34.93)%  (1.20)%   (0.69)%
S&P 500(R) INDEX           (37.00)   (2.19)    (1.38)

SERIES EXPENSE RATIOS(2): GROSS: 0.95%; NET: 0.85%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 12/31/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

              GROWTH
             & INCOME    S&P 500(R)
              SERIES       INDEX
             --------    ---------
12/31/98     $10,000      $10,000
12/31/99      11,700       12,114
12/29/00      10,927       11,001
12/31/01      10,035        9,694
12/31/02       7,776        7,552
12/31/03       9,911        9,720
12/31/04      10,949       10,776
12/30/05      11,475       11,307
12/29/06      13,447       13,091
12/31/07      14,342       13,810
12/31/08       9,332        8,701


SECTOR WEIGHTINGS as of 12/31/08*

Information Technology   18%
Financials               16
Health Care              14
Energy                   13
Consumer Staples         11
Industrials              10
Consumer Discretionary   10
Other                     8

*    % of total investments as of December 31, 2008.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

MID-CAP GROWTH SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX MID-CAP GROWTH SERIES ("MID-CAP GROWTH") is diversified and has an investment objective to seek capital appreciation.

- For the fiscal year ended December 31, 2008, the Series returned (43.47)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (37.00)% and the Russell MidCap(R) Growth Index, the Series' style-specific benchmark, returned (44.32)%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

- The 12 months ended December 31, 2008 proved to be one of the most difficult years on record for the equity markets. The past year was characterized by tremendous rotation--between the sectors, capitalization ranges, and fundamental characteristics of the stocks that moved in and out of favor. For the full year, other than micro caps, mid cap stocks were the poorest performers by cap size. Growth stocks underperformed value stocks for the year, and within growth, the types of stocks we favor--the higher quality, highest growth rate names--were for the most part out of favor.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- We are pleased to report that the Phoenix Mid-Cap Growth Series outperformed its benchmark, the Russell Midcap Growth Index for the full year ended December 31, 2008, however, both the portfolio and the Index posted negative returns.

- Sectors that were most positive for the portfolio in 2008 included Industrials, Materials, and Energy. Avoiding Utilities also benefited the portfolio versus the benchmark.

- Within Industrials, C.H. Robinson, a trucking firm, performed well, on continued strong margins within a slowing economy. We also continue to hold names like Stericycle, Ametek, and Fastenal, which all performed well. These are high quality names with good earnings visibility and cash flow, and self-sustaining business models (meaning that they do not need to rely on the credit markets for financing). We think these factors are competitive advantages, and that such companies will be particularly well positioned as the economy begins to turn around.

- Within Materials and Industrials, strong stock selection was a benefit. We believe our holdings to be high quality names with good earnings visibility and cash flow. Although Energy was one of the worst performing market sectors for the year, our Energy holdings outperformed their benchmark counterparts. Oil and gas stocks with good earnings visibility have continued to do fairly well even as commodities prices have dropped. Services companies in the portfolio did not fare as well, as their margins began to erode as oil prices deteriorated.

- Sectors that negatively impacted performance included Financials, Health Care, Consumer Discretionary and Telecommunications.

- Within Financials, our focus has been asset management. Regardless of supply, we prefer asset managers to banks or brokerage companies within the current climate. Stocks we own include companies like Blackrock, a relatively new addition to the portfolio, and our longer-term holding, Lazard.

- Within Health Care, one of the themes in the portfolio is medical diagnostics, with holdings such as Myriad Genetics continuing to do well. Intuitive Surgical, on the other hand, a robotic surgery equipment firm, performed poorly. This stock suffered as economic pressures limited hospitals' ability to purchase equipment. However, we believe this stock is positioned to perform well as the economic environment improves.

- Within Consumer Discretionary, although negative to performance in aggregate our focus on secondary education continued to be additive with strong performers like Strayer and DeVry.

- Telecommunications hurt the portfolio; however, we continue to believe in the companies we own. Names like SBA Communications, a cell tower company, and NII Holdings, a wireless provider, were among our weakest performers. These companies underperformed due to concerns about financing needs. We believe that this is both distant enough that current credit illiquidity will not be an issue and that these are well run businesses that will have access to the credit.

- Within Technology, where our focus was primarily defensive areas such as business services--with companies like Visa--and outsourcing, we plan to add beta through semiconductor stocks and other areas that tend to move with the market.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.

     INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES RISKS, SUCH AS RELATIVELY LOW TRADING VOLUMES, MORE PRICE VOLATILITY AND LESS LIQUIDITY THAN SECURITIES FROM LARGER, MORE ESTABLISHED COMPANIES.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/08

                                 1 year   5 years   10 years
                                 ------   -------   --------
MID-CAP GROWTH SERIES            (43.47)%  (4.43)%   (1.52)%
S&P 500(R) INDEX                 (37.00)   (2.19)    (1.38)
RUSSELL MIDCAP(R) GROWTH INDEX   (44.32)   (2.33)    (0.19)

SERIES EXPENSE RATIO(2): 1.05%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO OF THE SERIES IS SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                                  RUSSELL
               MID-CAP            MIDCAP(R)
               GROWTH             GROWTH          S&P 500(R)
               SERIES             INDEX             INDEX
               -------           ---------        ----------
12/31/98       $10,000            $10,000          $10,000
12/31/99        14,562             15,129           12,114
12/29/00        16,564             13,352           11,001
12/31/01        12,376             10,661            9,694
12/31/02         8,354              7,740            7,552
12/31/03        10,763             11,045            9,720
12/31/04        11,486             12,755           10,776
12/30/05        11,966             14,298           11,307
12/29/06        12,460             15,822           13,091
12/31/07        15,177             17,630           13,810
12/31/08         8,580              9,816            8,701

SECTOR WEIGHTINGS as of 12/31/08*

Information Technology   20%
Industrials              19
Health Care              18
Consumer Discretionary   13
Financials                7
Energy                    6
Consumer Staples          6
Other                    11

*    % of total investments as of December 31, 2008.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

MONEY MARKET SERIES

- PHOENIX MONEY MARKET SERIES ("MONEY MARKET") is diversified and has an investment objective to seek as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/08

                                             1 year   5 years   10 years
                                             ------   -------   --------
MONEY MARKET SERIES                           2.25%     2.97%     3.15%
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX    5.24      4.65      5.63
CITIGROUP 90-DAY TREASURY BILLS               1.80      3.10      3.30

SERIES EXPENSE RATIO(2): 0.57%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO(S) OF THE SERIES IS SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                               CITIGROUP        BARCLAYS
                 MONEY          90-DAY        CAPITAL U.S.
                 MARKET        TREASURY        AGGREGATE
                 SERIES         BILLS          BOND INDEX
                 ------       ----------      ------------
12/31/98        $10,000        $10,000          $10,000
12/31/99         10,482         10,474            9,917
12/29/00         11,114         11,098           11,071
12/31/01         11,539         11,551           12,005
12/31/02         11,703         11,748           13,237
12/31/03         11,783         11,874           13,780
12/31/04         11,877         12,022           14,378
12/30/05         12,183         12,382           14,727
12/29/06         12,721         12,972           15,366
12/31/07         13,341         13,586           16,436
12/31/08         13,641         13,830           17,297

SERIES INVESTMENT ALLOCATION as of 12/31/08*

Federal Agency Securities   40%
Commercial Paper            33
Medium Term Notes           23
Other                        4

*    % of total investments as of December 31, 2008.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

                         THIS PAGE INTENTIONALLY BLANK.

MULTI-SECTOR FIXED INCOME SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX MULTI-SECTOR FIXED INCOME SERIES ("MULTI-SECTOR FIXED INCOME") is diversified and has an investment objective to seek long-term total return.

- For the fiscal year ended December 31, 2008, the Series returned (17.93)%. For the same period, the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index), a broad-based fixed income index, returned 5.24%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

- The broad U.S. fixed income market, as represented by the Barclays Capital U.S. Aggregate Bond Index returned 5.24% for the fiscal year ended December 31, 2008.

- In the first four meetings of the fiscal year, one of which was an unscheduled inter-meeting, the Federal Reserve cut the federal funds rate 2.25% from 4.25% to 2.00%, citing concerns over tightening credit conditions and a weakening economy. In the next three meetings, towards the end of second quarter 2008 and early third quarter 2008, as commodities were hitting all time highs and inflation as measured by CPI was heightened, the Federal Reserve left rates unchanged citing concerns of downside risks to growth and upside inflation risks. In October the Federal Reserve resumed its rate cut campaign, cutting the federal funds rate from 2.00% to a target range of 0-0.25% by the end of the year. The Federal Reserve indicated that the additional rate cuts were necessary in response to the intensification of the financial crisis, which had increased the downside risk to growth, and that inflationary pressures had started to moderate.

- Since the beginning of the fiscal year, the yield curve has steepened, with rates declining across the curve but more pronounced at the front end of the curve.

- The credit markets during fiscal year ending December 31, 2008 were extraordinarily volatile. This was primarily due to fear surrounding the sub-prime mortgage market and its resulting contagion. During this period the economy has showed significant signs of weakening with unemployment on the rise, a deteriorating housing market, and unprecedented stress to the financial system, resulting in a severe lack of liquidity and uncertainty in the market.

- Despite the numerous efforts of the Federal Reserve to inject liquidity into the system these fears caused a very significant flight to quality which resulted in dramatic spread widening in all sectors of the bond market. So significant was this flight to quality, that it caused Treasuries to outperform all spread sectors for the full reporting period.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- The decision to maintain an underweight position to U.S. Treasuries in favor of spread sectors was the largest detractor to performance for the fiscal year. Treasuries outperformed as concerns over sub-prime and the resulting credit crunch continued the flight to quality, causing spreads in most sectors to widen substantially. This environment typically does not favor our style of investing, however, we have maintained diversification in all of our credit-intensive sectors and have used the spread widening as an opportunity to invest in issues that we believe are at attractive valuations and have widened in sympathy with the market.

- Among the fund's investment in spread sectors, the overweight position to corporate high yield, emerging markets, corporate high quality, and non-agency residential mortgage-backed securities detracted the most from performance.

- The largest positive contributor to performance was the fund's exposure to agency mortgage-backed securities, although the sector underperformed U.S. Treasuries.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.

     THE VALUE OF MORTGAGE-BACKED AND OTHER ASSET SECURITIES, INCLUDING PASS-THROUGH TYPE SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS (CMO'S) MAY FLUCTUATE TO A GREATER DEGREE THAN OTHER DEBT SECURITIES IN RESPONSE TO INTEREST RATE CHANGES.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/08

                                             1 year   5 years   10 years
                                             ------   -------   --------
MULTI-SECTOR FIXED INCOME SERIES             (17.93)%  (0.22)%    4.03%
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX     5.24     4.65      5.63

SERIES EXPENSE RATIO(2): 0.74%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO OF THE SERIES IS SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

            MULTI-
            SECTOR            BARCLAYS
            FIXED             CAPITAL
            INCOME            U.S. AGGREGATE
            SERIES            BOND INDEX
            -------           --------------
12/31/98    $10,000              $10,000
12/31/99     10,546                9,917
12/29/00     11,228               11,071
12/31/01     11,912               12,005
12/31/02     13,103               13,237
12/31/03     15,012               13,780
12/31/04     16,039               14,378
12/30/05     16,325               14,727
12/29/06     17,442               15,366
12/31/07     18,089               16,436
12/31/08     14,845               17,297

SERIES INVESTMENT ALLOCATION as of 12/31/08*

Domestic Corporate Bonds                34%
Foreign Corporate Bonds                 14
Domestic Loan Agreements                13
Agency Mortgage-Backed Securities       12
Foreign Government Securities           10
Non-Agency Mortgage-Backed Securities    8
Municipal Bonds                          6
Other                                    3

*    % of total investments as of December 31, 2008.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

MULTI-SECTOR SHORT TERM BOND SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES ("MULTI-SECTOR SHORT TERM BOND") is diversified and has an investment objective to seek to provide high current income while attempting to limit changes in the Series' net assets caused by interest rate changes.

- For the fiscal year ended December 31, 2008, the Series returned (11.35)%. For the same period, the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index), a broad-based fixed income index, returned 5.24% and the Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index, the Series' style-specific benchmark, returned (4.79)%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

- The broad U.S. fixed income market, as represented by the Barclays Capital U.S. Aggregate Bond Index returned 5.24% for the fiscal year ended December 31, 2008.

- In the first four meetings of the fiscal year, one of which was an unscheduled inter-meeting, the Federal Reserve cut the federal funds rate 2.25% from 4.25% to 2.00%, citing concerns over tightening credit conditions and a weakening economy. In the next three meetings, towards the end of second quarter 2008 and early third quarter 2008, as commodities were hitting all time highs and inflation as measured by CPI was heightened, the Federal Reserve left rates unchanged citing concerns of downside risks to growth and upside inflation risks. In October the Federal Reserve resumed its rate cut campaign, cutting the federal funds rate from 2.00% to a target range of 0-0.25% by the end of the year. The Federal Reserve indicated that the additional rate cuts were necessary in response to the intensification of the financial crisis, which increased the downside risk to growth, and that inflationary pressures had started to moderate.

- Since the beginning of the fiscal year the yield curve has steepened, with rates declining across the curve but more pronounced at the front end of the curve.

- The credit markets during fiscal year ending December 31, 2008 were extraordinarily volatile. This was primarily due to fear surrounding the sub-prime mortgage market and its resulting contagion. During this period the economy has showed significant signs of weakening with unemployment on the rise, a deteriorating housing market, and unprecedented stress to the financial system, resulting in a severe lack of liquidity and uncertainty in the market.

- Despite the numerous efforts of the Federal Reserve to inject liquidity into the system these fears caused a very significant flight to quality which resulted in dramatic spread widening in all sectors of the bond market. So significant was this flight to quality, that it caused Treasuries to outperform all spread sectors for the full reporting period.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- The decision to maintain an underweight position to U.S. Treasuries in favor of spread sectors was the largest detractor to performance for the fiscal year. Treasuries outperformed as concerns over sub-prime and the resulting credit crunch continued the flight to quality, causing spreads in most sectors to widen substantially. This environment typically does not favor our style of investing, however, we have maintained diversification in all of our credit-intensive sectors and have used the spread widening as an opportunity to invest in issues that we believe are at attractive valuations and have widened in sympathy with the market.

- Among the fund's investment in spread sectors, the overweight position to corporate high yield, emerging markets, and non-agency residential mortgage-backed securities detracted the most from performance.

- The largest positive contributor to performance was the fund's exposure to agency mortgage-backed securities, although the sector underperformed U.S. Treasuries.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.

     THE VALUE OF MORTGAGE-BACKED AND OTHER ASSET SECURITIES, INCLUDING PASS-THROUGH TYPE SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS (CMO'S) MAY FLUCTUATE TO A GREATER DEGREE THAN OTHER DEBT SECURITIES IN RESPONSE TO INTEREST RATE CHANGES.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/08

                                                                                     Inception     Inception
                                                                 1 year   5 years   to 12/31/08      Date
                                                                 ------   -------   -----------   ---------
MULTI-SECTOR SHORT TERM BOND SERIES                              (11.35)%   0.80%      1.24%        6/2/03
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX                         5.24     4.65       4.19         6/2/03
MERRILL LYNCH 1-2.99 YEAR MEDIUM QUALITY CORPORATE BONDS INDEX    (4.79)    1.77       1.86         6/2/03

SERIES EXPENSE RATIOS(2): GROSS: 0.82%; NET: 0.70%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 12/31/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 6/2/03 (inception of the Series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                                 MERRILL LYNCH
                                  1-2.99 YEAR
                                    MEDIUM
                 MULTI-            QUALITY            BARCLAYS
                 SECTOR            CORPORATE        CAPITAL U.S.
               SHORT TERM           BONDS            AGGREGATE
               BOND SERIES          INDEX            BOND INDEX
               -----------       -------------      ------------
6/2/03           $10,000           $10,000            $10,000
12/31/03          10,296            10,144             10,018
12/31/04          10,845            10,340             10,453
12/30/05          10,993            10,536             10,707
12/29/06          11,621            11,042             11,171
12/31/07          12,085            11,628             11,949
12/31/08          10,713            11,071             12,575

SERIES INVESTMENT ALLOCATION as of 12/31/08*

Domestic Corporate Bonds                25%
Agency Mortgage-Backed Securities       16
Non-Agency Mortgage-Backed Securities   15
Domestic Loan Agreements                11
Foreign Government Securities           11
Foreign Corporate Bonds                 10
Agency Asset-Backed Securities           7
Other                                    5

*    % of total investments as of December 31, 2008.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

STRATEGIC ALLOCATION SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX STRATEGIC ALLOCATION SERIES ("STRATEGIC ALLOCATION") is diversified and has an investment objective to seek high total return over an extended period of time consistent with prudent investment risk.

- For the fiscal year ended December 31, 2008, the Series returned (25.45)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (37.00)% and the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index), a broad-based fixed income index, returned 5.24%. The Composite Index for Strategic Allocation Series, the Series' style-specific benchmark, returned (22.06)%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

- The U.S. stock market dropped sharply in 2008. Economic data worsened significantly as the year progressed. Home foreclosures, tight credit, rising unemployment, dismal corporate earnings and massive mortgage defaults were contributing factors to declining stock values. The National Bureau of Economic Research officially declared that the U.S. economy entered recession in December of 2007. The U.S. Federal Open Market Committee and foreign central banks reduced interest rates due to economic weakness, tight credit conditions and deflationary concerns. The federal funds rate was cut to almost nothing. The new target is between 0.00% and 0.25%.

     Commodity prices posted significant declines. The Dow Jones AIG Commodity Total Return Index fell over 35 percentage points.

- The fund's equity benchmark, the S&P 500, is a representative index for large-capitalization stocks and it posted a loss of 37.00%. The small-cap Russell 2000 posted a loss of 33.79%. In terms of style indices, "Value" stocks dropped slightly less than "Growth" stocks for the year. The Russell 1000 Value index had a loss of 36.85%, while the Russell 1000 Growth index had a decline of 38.44%. Overseas equity markets also posted large losses. The MSCI Emerging Markets index posted a drop of 53.18%. We did not participate in this market because emerging foreign companies are not in our investment universe.

WHAT FACTORS AFFECTED THE SERIES' EQUITY PERFORMANCE DURING ITS FISCAL YEAR?

- The stock portion of the portfolio returned negative 34.79%. The investment return was 221 basis points higher than the minus 37.00% total return for the fund's benchmark, the S&P 500 index.

- In relation to the benchmark index, the fund benefited from sector positioning in financials, information technology and energy. The financial services and information technology sectors were incorrectly over-weighted, but good security selection resulted in a favorable outcome. The energy sector benefited from both positive sector selection and security selection. The top five individual contributors to return were: income from litigation settlements, National Oilwell Varco, Amgen, McDonald's and Massey Energy.

- Sector positioning in health care, consumer staples and consumer discretionary had an adverse impact on the fund's performance relative to its benchmark. The health care and consumer staples sectors were hurt by both poor sector selection and incorrect security selection. The consumer discretionary sector weighting was a slight benefit, but performance was hurt overall by security selection. The bottom five individual contributors were ConocoPhillips, AT&T, Bank of America, Merck and Microsoft.

HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

- The broad U.S. fixed income market, as represented by the Barclays Capital U.S. Aggregate Bond Index, returned 5.24% for the fiscal year ended December 31, 2008.

- In the first four meetings of the fiscal year, one of which was an unscheduled inter-meeting, the Federal Reserve cut the federal funds rate 2.25%, from 4.25% to 2.00%, citing concerns over tightening credit conditions and a weakening economy. In the next three meetings, towards the end of second quarter 2008 and early third quarter 2008, as commodities were hitting all time highs and inflation as measured by CPI was heightened, the Federal Reserve left rates unchanged citing concerns of downside risks to growth and upside inflation risks. In October the Federal Reserve resumed its rate cut campaign, cutting the federal funds rate from 2.00% to a target range of 0-0.25% by the end of the year. The Federal Reserve indicated that additional rate cuts were necessary in response to the intensification of the financial crisis, which had increased the downside risk to growth, and that inflationary pressures had started to moderate.

- Since the beginning of the fiscal year, the yield curve has steepened, with rates declining across the curve but more pronounced at the front end of the curve.

- The credit markets during fiscal year ending December 31, 2008 were extraordinarily volatile. This was primarily due to fear surrounding the sub-prime mortgage market and its resulting contagion. During this period the economy has showed significant signs of weakening with unemployment on the rise, a deteriorating housing market, and unprecedented stress to the financial system, resulting in a severe lack of liquidity and uncertainty in the market.

- Despite the numerous efforts of the Federal Reserve to inject liquidity into the system, these fears caused a very significant flight to quality, which resulted in dramatic spread widening in all sectors of the bond market. So significant was this flight to quality, that it caused Treasuries to outperform all spread sectors for the full reporting period.

WHAT FACTORS AFFECTED THE SERIES' FIXED INCOME PERFORMANCE DURING ITS FISCAL
YEAR?

- The decision to maintain an underweight position to U.S. Treasuries in favor of spread sectors was the largest detractor to performance for the fiscal year. Treasuries outperformed as concerns over sub-prime and the resulting credit crunch continued the flight to quality, causing spreads in many sectors to widen substantially. This environment typically does not favor our style of investing, however, we have maintained diversification in all of our credit intensive sectors and have used the spread widening as an

   For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

     opportunity to invest in high-quality issues that have widened in sympathy with the market.

- Among the fund's investment in spread sectors, the overweight position to corporate high yield, commercial mortgage backed securities, and nonagency residential mortgage backed securities detracted the most from performance.

- The largest positive contributor to performance was the fund's exposure to agency mortgage-backed securities, although the sector underperformed U.S. Treasuries.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

PORTFOLIOS THAT INVEST IN HIGH YIELD SECURITIES ARE SUBJECT TO GREATER CREDIT RISK AND PRICE FLUCTUATION THAN PORTFOLIOS THAT INVEST IN HIGHER QUALITY SECURITIES. THE SERIES' USE OF DERIVATIVES SUCH AS FUTURES, OPTIONS AND SWAP AGREEMENTS TO PURSUE THE INVESTMENT OBJECTIVES MAY EXPOSE THE SERIES TO ADDITIONAL RISKS THAT IT WOULD NOT BE SUBJECT TO IF THE INVESTMENT OPTIONS INVESTED DIRECTLY IN THE SECURITIES UNDERLYING THOSE DERIVATIVES. THESE RISKS MAY CAUSE THE SERIES TO EXPERIENCE HIGHER LOSSES THAN SERIES THAT DO NOT USE DERIVATIVES.

THE ECONOMIES OF DEVELOPING COUNTRIES MAY BE ADVERSELY AFFECTED BY TRADE BARRIERS, EXCHANGE CONTROLS, MANAGED ADJUSTMENTS IN RELATIVE CURRENCY VALUES AND OTHER PROTAGONIST MEASURES IMPOSED OR NEGOTIATED BY THE COUNTRIES WITH WHICH THEY TRADE.

THE VALUE OF MORTGAGE-BACKED AND OTHER ASSET SECURITIES, INCLUDING PASS-THROUGH TYPE SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS (CMO'S) MAY FLUCTUATE TO A GREATER DEGREE THAN OTHER DEBT SECURITIES IN RESPONSE TO INTEREST RATE CHANGES.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/08

                                                  1 year    5 years   10 years
                                                  ------    -------   --------
STRATEGIC ALLOCATION SERIES                       (25.45)%  (0.53)%     1.64%
S&P 500(R) INDEX                                  (37.00)   (2.19)     (1.38)
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX         5.24      4.65       5.63
COMPOSITE INDEX FOR STRATEGIC ALLOCATION SERIES   (22.06)    0.71       1.69
SERIES EXPENSE RATIO(2): 0.84%

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO OF THE SERIES IS SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                               COMPOSITE 60%
                                S&P 500/40%
                                 BARCLAYS                    BARCLAYS
                                  CAPITAL                     CAPITAL
               STRATEGIC           U.S.              S&P        U.S.
               ALLOCATION        AGGREGATE         500(R)    AGGREGATE
                 SERIES         BOND INDEX         INDEX     BOND INDEX
               ----------      -------------      -------    ----------
12/31/98         $10,000           $10,000        $10,000     $10,000
12/31/99          11,126            11,205         12,114       9,917
12/29/00          11,191            11,091         11,001      11,071
12/31/01          11,400            10,680          9,694      12,005
12/31/02          10,080             9,631          7,552      13,237
12/31/03          12,083            11,412          9,720      13,780
12/31/04          12,985            12,358         10,776      14,378
12/30/05          13,217            12,854         11,307      14,727
12/29/06          14,894            14,282         13,091      15,366
12/31/07          15,785            15,171         13,810      16,436
12/31/08          11,768            11,824          8,701      17,297

SERIES INVESTMENT ALLOCATION as of 12/31/08*

Domestic Common Stocks                  56%
   Information Technology               17%
   Financials                           17%
   Health Care                          15%
   Other                                 7%
Domestic Corporate Bonds                15
Non-Agency Mortgage-Backed Securities   10
Foreign Corporate Bonds                  5
Municipal Bonds                          4
Agency Mortgage-Backed Securities        3
Asset-Backed Securities                  3
Other                                    4

*    % of total investments as of December 31, 2008.

   For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

ABERDEEN INTERNATIONAL SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX-ABERDEEN INTERNATIONAL SERIES ("ABERDEEN INTERNATIONAL") is diversified and has an investment objective to seek high total return consistent with reasonable risk.

- For the fiscal year ended December 31, 2008, the Series returned (38.98)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (37.00)% and the MSCI EAFE(R) Index, the Series' style-specific benchmark, returned (43.06)%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE GLOBAL EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

- The year 2008 will go down in history as one of the worst for global equity markets. The knock-on effect from the credit crunch led to widespread fear over systemic risk and a potential global financial meltdown. This led to heavy and sustained selling pressure across all equity markets, particularly in the second half of the year. The MSCI EAFE Index posted a negative return of 43.06% for 2008.

- On a relative basis Japan was the best-performing region, however it still posted a negative return of around 30% in dollar terms. This was a direct result of the currency markets, as the Yen rallied strongly against all other major global currencies during the year.

- In continental Europe the picture was the same, with the major markets such as Germany, France and Italy all falling by around 40%. Some of the countries on the periphery of Europe such as Ireland and Greece fared even worse, falling by over 60%. These countries had grown very rapidly as a result of their inclusion in the European Union, however as the financial crisis deepened and began to impact property prices, these countries suffered badly.

- Emerging markets both in Asia and in Latin America fell sharply as fear gripped the markets, a result of risk aversion. The Brazilian market fell by 57% as we saw a sharp decline in the price of oil and commodities. Likewise in Asia, the expectation of a slowdown in the U.S and Chinese economies had an impact on countries such as India and Korea, which fell by 64% and 55% respectively.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- The fund fell by 38.98% during the year, against its benchmark, the MSCI EAFE Index which fell by 43.06% over the same period. Stock selection was the main reason for the relative outperformance, particularly in parts of Europe and Asia. Within Europe, the portfolio's investments in Switzerland such as Nestle and Zurich Financial Services were relatively resilient over the year amid the weak and volatile markets. Likewise, Belgacom, with its dominant market share, strong cash flows and good dividend yield performed relatively well. This was offset by disappointing returns from German banking groups, Deutsche Postbank and Commerzbank.

- In Asia, the fund's investments in QBE Insurance in Australia and Taiwan Semiconductor were also positive for performance as these stocks held up relatively well. In Japan, stock selection was additive with the share prices of Daito Trust and Takeda Pharmaceutical both performing well on a relative basis. This was undone however by the portfolio's underweight exposure to Japan and the strong Yen, which hurt performance.

- Finally in Latin America, both Petrobras and Tenaris were weak as a result of the declining oil price. We still view both companies as attractive opportunities over the long term so we took advantage of the weak share prices to add to the positions.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED UPON AS INVESTMENT ADVICE.

     INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION. THE ECONOMIES OF DEVELOPING COUNTRIES MAY BE ADVERSELY AFFECTED BY TRADE BARRIERS, EXCHANGE CONTROLS, MANAGED ADJUSTMENTS IN RELATIVE CURRENCY VALUES AND OTHER PROTAGONIST MEASURES IMPOSED OR NEGOTIATED BY THE COUNTRIES WITH WHICH THEY TRADE.

   For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/08

                                 1 year    5 years   10 years
                                 ------    -------   --------
ABERDEEN INTERNATIONAL SERIES    (38.98)%    5.05%     1.76%
S&P 500(R) INDEX                 (37.00)    (2.19)    (1.38)
MSCI EAFE(R) INDEX               (43.06)     2.10      1.18

SERIES EXPENSE RATIO(2): 0.98%

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO OF THE SERIES IS SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                ABERDEEN         MSCI           S&P
              INTERNATIONAL     EAFE(R)        500(R)
                 SERIES         INDEX          INDEX
              -------------     -------       --------
12/31/98        $10,000         $10,000       $10,000
12/31/99         12,949          12,730        12,114
12/29/00         10,902          10,953        11,001
12/31/01          8,281           8,630         9,694
12/31/02          7,055           7,279         7,552
12/31/03          9,303          10,130         9,720
12/31/04         11,236          12,227        10,776
12/30/05         13,323          13,940        11,307
12/29/06         16,970          17,684        13,091
12/31/07         19,506          19,741        13,810
12/31/08         11,902          11,241         8,701

COUNTRY WEIGHTINGS as of 12/31/08*

Japan            18%
United Kingdom   17
Germany          10
Switzerland       8
Italy             6
United States     6
Sweden            4
Other            31

*    % of total investments as of December 31, 2008.

   For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

SMALL-CAP GROWTH SERIES

PORTFOLIO MANAGER COMMENTARY

ON SEPTEMBER 16, 2008, NEUBERGER BERMAN MANAGEMENT, LLC ("NEUBERGER") REPLACED FRED ALGER MANAGEMENT, INC. ("ALGER") AS SUBADVISOR TO THE SERIES.

- PHOENIX SMALL-CAP GROWTH SERIES ("SMALL-CAP GROWTH") is diversified and has an investment objective to seek long-term capital growth.

- For the fiscal year ended December 31, 2008, the Series returned (44.92)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (37.00)% and the Russell 2000(R) Growth Index, the Series' style-specific benchmark, returned (38.54)%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

NEUBERGER RESPONSE

- Neuberger Berman began advising the Phoenix Small-Cap Growth Series in mid-September. Despite a small cap rally that started in late November and carried through the end of the year, small caps handed in their worst results since 1973. The Russell 2000 Growth Index was down 24.6% for the fourth quarter, and down 38.5% for the year. While quality performed well for most of the period Neuberger managed the fund, a junk rally was once again underway led by stocks under $5, the most illiquid area of the market. Over the period the fund was managed, Energy was the weakest performing sector, losing nearly 50%. Consumer Discretionary and Information Technology were also among the weakest performing sectors. The strongest performing sectors for the period included Consumer Staples and Utilities. In addition, stocks with long-term growth rates over 20% were down more on average than the slowest growers. This performance differential on a growth rate basis was a trend that was seen for most of 2008. Given these market trends, value outperformed growth for both the fourth quarter and for the year.

ALGER RESPONSE

- Every new year brings what is perceived as a fresh start. And possibly no year in recent memory will have welcomed a fresh start more than 2009. Eager to shake off the financial, housing, and credit crises that plagued 2008, pundits look toward 2009 as a time of recovery--it may not come soon, but eventually they expect it will come; many predict the middle of the year for when we will begin to see some kind of turnaround and an end to the current recession.

- Reviewing the year through September 15, 2008, the period for which Alger managed the Fund, Americans significantly curtailed their spending. As a result, the U.S. GDP declined at an annual rate of 3.8% in the third quarter, the worst quarterly display since 1982. Energy and raw materials prices shot to unprecedented levels, with oil reaching nearly $150 a barrel in the summer. Businesses also cut back sharply in the third quarter, slashing spending on equipment and software at a 5.5% pace--the most since the first quarter of 2002 when the economy was struggling to recover from the 2001 recession. Although they grew at a 5.9% pace, U.S. exports slowed from the second quarter's 12.3% growth rate, reflecting less demand from overseas buyers who were dealing with their own economic troubles. One year before, we could say that the global economy was functioning separately from the U.S. economy: still healthy, still humming. But in the third quarter, international markets also came under pressure.

- Also for the period from January 1 through September 15, the S&P 500 Index was down 25.41% while the Dow Jones Industrial Average was down 24.02%. Small-capitalization stocks performed better than their large-cap brethren; the Russell 1000 Index, a large-cap index, was down 17.46%, while the small-cap Russell 2000 Index stocks posted a 9.12% decline. Growth indices slightly outperformed value counterparts. The Russell 1000 Value Index posted a loss of 18.61% while the Russell 1000 Growth Index was down 16.50%. Within the small-cap space, the disparity between growth and value was broadened with growth underperforming value, as the Russell 2000 Value Index was down 4.92% while the Russell 2000 Growth Index was down 13.24%.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

NEUBERGER RESPONSE

- The Phoenix Small-Cap Growth Series generated a negative return since Neuberger Berman became the manager, but has outperformed its benchmark Russell 2000 Growth Index.

- Despite being the worst performing sector for the period, Energy holdings were the largest contributors to the Fund's relative performance. Another poorly performing sector where security selection was additive was Consumer Discretionary. Secondary education names in the Fund performed particularly well with ITT Education Services (ESI) and DeVry (DV) performing well. Another area of strength included security selection within Industrials as Imaging Intelligence names continued to perform well.

- The largest detractor from relative portfolio performance was security selection within Information Technology with some of our business services names particularly weak for the quarter. Security selection within Telecom was a detractor as wireless names performed poorly as concerns over financing were prevalent for this area. We continue to believe that securing this financing will not be an issue for the companies that we hold. Consumer Staples were another area that detracted from relative portfolio performance.

ALGER RESPONSE

- The performance for the period from January 1, 2008 to September 15, 2008, Small Cap Growth was down 22.64% compared to the Russell 2000 Growth that was down 13.24%.

- Over the period, relative to the Russell 2000 Growth Index, the Fund benefited from positive security selection in all ten sectors, with the greatest impact coming from the Utilities and Telecommunications Services sectors. Information Technology and Energy were the most significant detractors relative to the benchmark. The top contributing securities were Thoratec Corp. (in the Health Care sector), Gentiva Health Services Inc. (Health Care), Illumina Inc. (Health Care), PAREXEL International Corp. (Health Care) and Concho Resources Inc. (Energy), while the top detractors were

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

     DealerTrack Holdings Inc. (Information technology), Synchronoss Technologies Inc. (Information Technology), Tessera Technologies Inc. (Information Technology), Omrix Biopharmaceuticals (Health Care) and BE Aerospace Inc. (Industrials).

- As of September 8, 2008, the portfolio remained well diversified, consisting of investments in over 109 securities across 38 industries. The top five industries were: Software, Biotechnology, Oil Gas & Consumable Fuels, Health Care Equipment & Supplies, and Semiconductors & Semiconductor Equipment.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED UPON AS INVESTMENT ADVICE.

     INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES RISKS, SUCH AS RELATIVELY LOW TRADING VOLUMES, MORE PRICE VOLATILITY AND LESS LIQUIDITY THAN SECURITIES FROM LARGER, MORE ESTABLISHED COMPANIES.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/08

                                                   Inception    Inception
                               1 year   5 years   to 12/31/08     Date
                               ------   -------   -----------   ---------
SMALL-CAP GROWTH SERIES        (44.92)%  (2.04)%     5.35%       8/12/02
S&P 500(R) INDEX               (37.00)   (2.19)      1.93        8/12/02
RUSSELL 2000(R) GROWTH INDEX   (38.54)   (2.35)      4.57        8/12/02

SERIES EXPENSE RATIOS(2): GROSS: 1.12%; NET: 1.00%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 12/31/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the Series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                                RUSSELL
              SMALL-CAP         2000(R)        S&P
               GROWTH           GROWTH         500(R)
               SERIES            INDEX         INDEX
              ---------         -------       -------
8/12/02        $10,000          $10,000       $10,000
12/31/02        10,085           10,092         9,806
12/31/03        15,468           14,990        12,622
12/31/04        15,797           17,135        13,993
12/30/05        18,268           17,847        14,683
12/29/06        21,821           20,228        17,000
12/31/07        25,333           21,654        17,934
12/31/08        13,953           13,308        11,299

SECTOR WEIGHTINGS as of 12/31/08*

Health Care              25%
Information Technology   19
Consumer Discretionary   14
Industrials              14
Financials                7
Energy                    6
Consumer Staples          6
Other                     9

*    % of total investments as of December 31, 2008.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

DUFF & PHELPS REAL ESTATE SECURITIES SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES ("DUFF & PHELPS REAL ESTATE SECURITIES") is non-diversified and has an investment objective to seek capital appreciation and income with approximately equal emphasis.

- For the fiscal year ended December 31, 2008, the Series returned (36.88)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (37.00)% and the FTSE NAREIT Equity REITs Index, the Series' style-specific benchmark, returned (37.73)%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

- The market environment has been extremely challenging as a result of the well-documented credit crisis that has afflicted global investment markets since the summer of 2007. This challenging environment is reflected in the negative returns that have been posted by the S&P 500, the Series portfolio, and the FTSE NAREIT Equity REITs Index, the Series' benchmark.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- While the Series and its benchmark outperformed the S&P 500 through the third quarter, they ended up with similar performance for the year. The Series did outperform the benchmark in the fourth quarter and in the fiscal year.

- Looking back on the year and fourth quarter events in particular, the importance of liquidity, the credit freeze, debt maturities, soaring risk premium, bank failures, the unwinding of leverage leading to technical selling pressure, increasing correlations, value traps, survivorship, intervention and experimentation by central banks and treasury departments dominated global headlines.

- Continuing through year-end were stories of weakening fundamentals, job losses, a global recession, debt maturity schedules, the need for capital preservation, signs of credit thawing, a new administration, and planned fiscal stimuli. The year closed out with a significant value bounce. These were the issues that dominated fourth quarter discussions.

- We are likely to see a number of mixed credit signals in 2009: less available participants in lines of credit as banks consolidate and modify allocations; an emphasis on refinancing and more relationship-focused new allocations by life insurance companies; and steps taken by special servicers of CMBS (collateralized mortgage-backed securities).

- On the margin, valuations of real estate securities will swing with credit availability as softening fundamentals are certain and cash flows are contractual, even if the Street remains optimistic. We expect 2009 FFO growth of approximately -2% to -7% versus consensus of -2% as of January 15th.

- Recall the acquisition opportunities public real estate pursued from troubled private real estate in the early '90s, during the early years when fundamentals worsened and then improved. Also recall that the early '90s real estate slowdown was preceded by excess new supply unlike the current situation, which is a global recession driven by bank failures, write-downs, a credit freeze, deleveraging, and falling demand. In each of the seven years from 1991 through 1997, the benchmark experienced positive returns. As we evaluate the opportunities ahead, the environment seems even tougher.

- Public REITs were net sellers at premium prices to the private real estate market during the credit nirvana of '05-'07, when a good number of the companies in our benchmark were taken private. This collective effort should give management of public companies ample rationale for future equity road shows as buying opportunities emerge from some of those same private investors who will struggle to meet their pro-forma returns, and who experience the burden of high levels of maturing debt.

- Fortunately, the overall debt level for REITs in the benchmark is reasonable as measured by a fixed charge coverage ratio in excess of 2.5x, as of January 15, 2009. The fixed charge coverage ratio indicates a firm's ability to satisfy its fixed charge obligations and is calculated by dividing recurring EBITDA by the interest expense plus preferred dividends.

- Yet it is all about maturities for the time being. Unsecured bonds need to be paid off, direct secured debt has prospects of being refinanced, and CMBS must be addressed. That said we remain keenly focused on upcoming levels of debt maturities relative to cash and line of credit availability.

- Keep in mind a number of REITs have reduced their dividends to preserve capital, but must still pay out 90% of taxable income. The composition of dividends may now include up to 80% stock. One industry leader, Vornado Realty Trust, has recently announced it will pay out 60% of its dividend in the form of stock even though both sides of the balance sheet are well positioned, offering solid liquidity and cash flow visibility.

- We strive to construct a portfolio that will deliver earnings and cash flow growth above benchmark levels for reasonable prices consistent with our Growth at a Reasonable Price ("GARP") style. We continue to emphasize secure, attractive and visible dividend yields and diversification of holdings.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

     INVESTING IN REITS INVOLVES CERTAIN RISKS SUCH AS REFINANCING, CHANGES IN THE VALUE OF PROPERTIES REITS OWN, DEPENDENCY ON MANAGEMENT SKILLS, ECONOMIC IMPACT ON THE INDUSTRY AND RISKS SIMILAR TO THOSE LINKED TO SMALL-COMPANY INVESTING.

     INVESTING IN SECTOR FUNDS OR NON-DIVERSIFIED FUNDS MAY BE MORE VOLATILE THAN INVESTING IN BROADLY DIVERSIFIED FUNDS, AND MAY BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING A SINGLE ISSUER THAN WOULD BE THE CASE IF IT WERE MORE BROADLY DIVERSIFIED.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/08

                                              1 year   5 years   10 years
                                              ------   -------   --------
DUFF & PHELPS REAL ESTATE SECURITIES SERIES   (36.88)%   2.48%     9.85%
S&P 500(R) INDEX                              (37.00)   (2.19)    (1.38)
FTSE NAREIT EQUITY REITS INDEX                (37.73)    0.91      7.42

SERIES EXPENSE RATIO(2): 0.98%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO OF THE SERIES IS SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                  DUFF &
                  PHELPS         FTSE
                   REAL         NAREIT
                  ESTATE        EQUITY           S&P
                SECURITIES      REITS           500(R)
                  SERIES        INDEX           INDEX
                ----------     --------        --------
12/31/98         $10,000       $10,000         $10,000
12/31/99          10,478         9,538          12,113
12/31/00          13,702        12,053          11,001
12/31/01          14,609        13,732           9,694
12/31/02          16,374        14,255           7,552
12/31/03          22,640        19,550           9,720
12/31/04          30,494        25,720          10,776
12/30/05          35,097        28,850          11,307
12/29/06          48,106        38,961          13,091
12/31/07          40,549        32,847          13,810
12/31/08          25,593        20,455           8,701

SECTOR WEIGHTINGS as of 12/31/08*

Health Care        18%
Apartments         14
Office             14
Specialty          10
Shopping Centers   10
Regional Malls     10
Self Storage        8
Other              16

*    % of total investments as of December 31, 2008.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH

PORTFOLIO MANAGER COMMENTARY

- PHOENIX DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH ("DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH") is diversified and has an investment objective to seek long-term capital growth.

- For the fiscal year ended December 31, 2008, the Series returned (38.25)%. For the same period, the S&P 500(R) Index, a broad-baseD equity index, returned (37.00)%, and the Composite Index for Phoenix Dynamic Asset Allocation Series: Aggressive Growth returned (36.26)%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

- The financial crisis developed throughout 2008, but it seems to have only gotten worse despite the bailouts, the new government oversight, and even the election. The stock market started the year poorly, and only grew worse. Some bond and commodity markets also fell, especially if any credit or counterparty risk was involved.

- What began as a subprime real estate mortgage crisis became a full-blown financial crisis that quickly affected all markets and led to world-wide asset price deflation. Excess risk, leverage, complexity, lack of transparency, and lack of oversight existed and continue to exist throughout the financial system. In the United States, Treasury Secretary Paulson and Federal Reserve Chairman Bernanke have taken drastic action, whether it meant cutting the discount rate, restricting short sales, providing risk capital, arranging bank mergers, or guaranteeing deposits. After a failed first attempt, the U.S. Congress finally approved the bailout package with unspecified demands that the government keep some upside, executive compensation be restricted, and homeowners reap some of the benefits.

- The lack of trust in the debt markets has spread beyond the financial system's paper economy to the real economy. Although the financial crisis started in the U.S. mortgage market, it quickly spread throughout the globe. A crisis of confidence is taking hold of the average Joe and is leading to a depression-like mentality. This will be a global recession because the American consumer can no longer drive the world economy.

- Nevertheless, optimism should prevail in the long run. Despite the increased risk of stocks relative to bonds, their future returns are likely to be higher. Of course it is difficult to call the bottom, but the potential payoffs can be substantial.

U.S. STOCK MARKET

- Of the 83 years since 1926, 2008's negative 37.0% return of the S&P 500 Index was the second worst year on record. Only the 43.3% loss of 1931 was worse. Moving to quarterly data, of the 332 quarters since 1926, the negative 21.9% return of the S&P 500 Index in Q4 2008 was the sixth worst quarter on record. During 2008, small-cap stocks outperformed large stocks by nearly 6%, while value stocks outperformed growth stocks by around 2%.

U.S. BOND MARKET

- The newly named Barclay's U.S. Aggregate, the most popular measure of the performance of the U.S. bond market, returned 5.24% in 2008. This is only slightly lower than average; however, it masks the destruction that occurred in certain U.S. bond segments, as well as certain U.S. core bond funds designed to track the performance of the aggregate U.S. bond market.

- Fears of a lengthy recession and lack of inflation have hurt Treasury inflation-protected securities, which lost 2.35% for the year and 3.48% for the quarter. At one point during the quarter, implied annualized deflation exceeded 2%. We believe policy makers will do whatever they can to avoid deflation. Policy makers have both a growing incentive and need to systematically devalue the U.S. dollar to help pay for the growing U.S. federal debt; thus, we believe realized inflation will exceed the currently implied near zero inflation over the next five years. While the traditional CPI measure of inflation has dropped dramatically, the Personal Consumption Expenditures Index, or core PCE has not. We find U.S. inflation-linked bonds attractive relative to U.S. nominal bonds.

U.S. REITS

- U.S. REITs experienced an extremely wild ride in 2008. In contrast with most other asset classes, REITs had a positive year-to-date return heading into the third quarter. However, in the fourth quarter U.S. REITs lost 38.8% ending the year with a loss of 37.7%. While 2008 was a bad year for U.S. REITs, they just barely underperformed the S&P 500, which lost 37%.

- REITs generally have higher amounts of leverage than typical companies. In the current credit crisis, REITs will find it difficult to refinance debt and will certainly pay higher borrowing costs moving forward. Hotel occupancy rates are down, businesses are contracting, and retailers are declaring bankruptcy. However, the housing crisis may help apartment REITs. Ultimately, in this environment, some REITs will be forced to sell properties to stay afloat at a time when buyers are scarce. Finally, during this economic contraction, businesses with flexible reducible variable costs should fare better. In general, REITs have higher fixed costs than the typical company.

COMMODITIES

- The S&P Goldman Sachs Commodity Index experienced its worst annual return ever, losing nearly 46.5%. Perhaps even more startling was the loss over the most recent six months. During the first half of 2008, the S&P GSCI Index was up 41.1%, only to lose a jaw-dropping 62.2% in the second half of 2008. The less energy-centric commodity futures, like the DJ AIG Commodity Index, fared somewhat better with loss of 35.7% for the full year. Historically, commodity futures have produced high average returns when equity markets were off. This was certainly not the case in 2008 and serves as a reminder that even good diversifiers can let you down.

GLOBAL EQUITY MARKETS

- Of the 38 years of history that exist for the MSCI World Index and MSCI World ex U.S. Index, 2008 was the worst year ever, with returns of negative 42.1% and negative 45.2%, respectively. The previous worst returns for these two indices were negative 27.8% and negative 24.4%. A portion of this year's bad returns can be attributed to the U.S. dollar, which appreciated relative to most currencies. It was also the worst year ever for emerging markets as measured by the relatively short-lived MSCI Emerging Markets Index, which had an annual return of negative 54.5%.

EMERGING MARKETS MACRO CONDITIONS

- The commodity-exporting emerging markets that benefited during the first half of the year have experienced a dramatic reversal of fortune. As commodity prices fell, so have commodity-exporting emerging markets. The economies of

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

     countries which adopted expansionary fiscal policies, such as Venezuela and Argentina, are experiencing significant pain. For example, Venezuelan-owned CITGO recently suspended a major charitable program in the United States to provide heating oil to the poor. The drop in fortunes for several commodity-exporting emerging markets may be politically destabilizing. Later in the year, some commodity-exporting emerging markets may benefit from the various infrastructure-intensive stimulus plans.

- The transformational emerging market economies, such as China and India, are adversely affected by the global drop in demand. However, the drop in commodity prices, which the transformational economies use to produce their finished and semi-finished goods, should improve the cost structure of many of the manufacturers.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- The Phoenix Dynamic Asset Allocation Series: Aggressive Growth fund has a 100% equity allocation and Ibbotson uses the S&P 500 index as a benchmark. The Aggressive Growth fund underperformed this benchmark primarily due to the poor performance of foreign equities, including International Large-Cap Equity, International Small-Cap Equity, and Emerging Markets Equity. Fund performance was also hurt by Commodities. The strong underperformance in these asset classes resulted in the fund trailing its benchmark during 2008. On the positive side, the Small-Cap Value and Small-Cap Growth allocations outperformed and added to overall fund performance.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     INVESTING IN SECTOR FUNDS OR NON-DIVERSIFIED FUNDS MAY BE MORE VOLATILE THAN INVESTING IN BROADLY DIVERSIFIED FUNDS, AND MAY BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING A SINGLE ISSUER THAN WOULD BE THE CASE IF IT WERE MORE BROADLY DIVERSIFIED.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/08

                                                                                   Inception    Inception
                                                                         1 year   to 12/31/08      Date
                                                                         ------   -----------   ---------
DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH                       (38.25)%   (9.25)%       2/3/06
S&P 500(R) INDEX                                                         (37.00)    (9.05)        2/3/06
COMPOSITE INDEX FOR DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH   (36.26)    (8.22)        2/3/06

SERIES EXPENSE RATIOS(2): GROSS: 1.04%; NET: 0.70%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT phoenixwm.com FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 12/31/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 2/3/06 (inception of the Series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                                                 COMPOSITE
                                                 INDEX FOR
                  DYNAMIC                         DYNAMIC
                   ASSET                           ASSET
                ALLOCATION                       ALLOCATION
                  SERIES:        S&P               SERIES:
                AGGRESSIVE      500(R)           AGGRESSIVE
                  GROWTH        INDEX              GROWTH
                ----------     -------          ------------
2/3/06            $10,000      $10,000            $10,000
12/29/06           11,261       11,454             11,419
12/31/07           12,212       12,222             12,046
12/31/08            7,541        7,791              7,589

SECTOR WEIGHTINGS as of 12/31/08*

Domestic Equity ETF's   71%
International ETF's     28
Other                    1

*    % of total investments as of December 31, 2008.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

DYNAMIC ASSET ALLOCATION SERIES: GROWTH

PORTFOLIO MANAGER COMMENTARY

-    PHOENIX DYNAMIC ASSET ALLOCATION SERIES: GROWTH ("DYNAMIC ASSET ALLOCATION
     SERIES: GROWTH") is diversified and has an investment objective to seek long-term capital growth as its primary objective with current income as a secondary consideration.

- For the fiscal year ended December 31, 2008, the Series returned (32.18)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (37.00)%, and the Composite Index for Phoenix Dynamic Asset Allocation Series: Growth returned (30.60)%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

- The financial crisis developed throughout 2008, but it seems to have only gotten worse despite the bailouts, the new government oversight, and even the election. The stock market started the year poorly, and only grew worse. Some bond and commodity markets also fell, especially if any credit or counterparty risk was involved.

- What began as a subprime real estate mortgage crisis became a full-blown financial crisis that quickly affected all markets and led to world-wide asset price deflation. Excess risk, leverage, complexity, lack of transparency, and lack of oversight existed and continue to exist throughout the financial system. In the United States, Treasury Secretary Paulson and Federal Reserve Chairman Bernanke have taken drastic action, whether it meant cutting the discount rate, restricting short sales, providing risk capital, arranging bank mergers, or guaranteeing deposits. After a failed first attempt, the U.S. Congress finally approved the bailout package with unspecified demands that the government keep some upside, executive compensation be restricted, and homeowners reap some of the benefits.

- The lack of trust in the debt markets has spread beyond the financial system's paper economy to the real economy. Although the financial crisis started in the U.S. mortgage market, it quickly spread throughout the globe. A crisis of confidence is taking hold of the average Joe and is leading to a depression-like mentality. This will be a global recession because the American consumer can no longer drive the world economy.

- Nevertheless, optimism should prevail in the long run. Despite the increased risk of stocks relative to bonds, their future returns are likely to be higher. Of course it is difficult to call the bottom, but the potential payoffs can be substantial.

U.S. STOCK MARKET

- Of the 83 years since 1926, 2008's negative 37.0% return of the S&P 500 Index was the second worst year on record. Only the 43.3% loss of 1931 was worse. Moving to quarterly data, of the 332 quarters since 1926, the negative 21.9% return of the S&P 500 Index in Q4 2008 was the sixth worst quarter on record. During 2008, small-cap stocks outperformed large stocks by nearly 6%, while value stocks outperformed growth stocks by around 2%.

U.S. BOND MARKET

- The newly named Barclay's U.S. Aggregate, the most popular measure of the performance of the U.S. bond market, returned 5.24% in 2008. This is only slightly lower than average; however, it masks the destruction that occurred in certain U.S. bond segments, as well as certain U.S. core bond funds designed to track the performance of the aggregate U.S. bond market.

- Fears of a lengthy recession and lack of inflation have hurt Treasury inflation-protected securities, which lost 2.35% for the year and 3.48% for the quarter. At one point during the quarter, implied annualized deflation exceeded 2%. We believe policy makers will do whatever they can to avoid deflation. Policy makers have both a growing incentive and need to systematically devalue the U.S. dollar to help pay for the growing U.S. federal debt; thus, we believe realized inflation will exceed the currently implied near zero inflation over the next five years. While the traditional CPI measure of inflation has dropped dramatically, the Personal Consumption Expenditures Index, or core PCE has not. We find U.S. inflation-linked bonds attractive relative to U.S. nominal bonds.

U.S. REITS

- U.S. REITs experienced an extremely wild ride in 2008. In contrast with most other asset classes, REITs had a positive year-to-date return heading into the third quarter. However, in the fourth quarter U.S. REITs lost 38.8% ending the year with a loss of 37.7%. While 2008 was a bad year for U.S. REITs, they just barely underperformed the S&P 500, which lost 37%.

- REITs generally have higher amounts of leverage than typical companies. In the current credit crisis, REITs will find it difficult to refinance debt and will certainly pay higher borrowing costs moving forward. Hotel occupancy rates are down, businesses are contracting, and retailers are declaring bankruptcy. However, the housing crisis may help apartment REITs. Ultimately, in this environment, some REITs will be forced to sell properties to stay afloat at a time when buyers are scarce. Finally, during this economic contraction, businesses with flexible reducible variable costs should fare better. In general, REITs have higher fixed costs than the typical company.

COMMODITIES

- The S&P Goldman Sachs Commodity Index experienced its worst annual return ever, losing nearly 46.5%. Perhaps even more startling was the loss over the most recent six months. During the first half of 2008, the S&P GSCI Index was up 41.1%, only to lose a jaw-dropping 62.2% in the second half of 2008. The less energy-centric commodity futures, like the DJ AIG Commodity Index, fared somewhat better with loss of 35.7% for the full year. Historically, commodity futures have produced high average returns when equity markets were off. This was certainly not the case in 2008 and serves as a reminder that even good diversifiers can let you down.

GLOBAL EQUITY MARKETS

- Of the 38 years of history that exist for the MSCI World Index and MSCI World ex U.S. Index, 2008 was the worst year ever, with returns of negative 42.1% and negative 45.2%, respectively. The previous worst returns for these two indices were negative 27.8% and negative 24.4%. A portion of this year's bad returns can be attributed to the U.S. dollar, which appreciated relative to most currencies. It was also the worst year ever for emerging markets as measured by the relatively short-lived MSCI Emerging Markets Index, which had an annual return of negative 54.5%.

EMERGING MARKETS MACRO CONDITIONS

- The commodity-exporting emerging markets that benefited during the first half of the year have experienced a dramatic reversal of fortune. As commodity prices fell, so have commodity-exporting emerging markets. The economies of countries which adopted expansionary fiscal policies, such as Venezuela and Argentina, are experiencing significant pain. For example,

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

     Venezuelan-owned CITGO recently suspended a major charitable program in the United States to provide heating oil to the poor. The drop in fortunes for several commodity-exporting emerging markets may be politically destabilizing. Later in the year, some commodity-exporting emerging markets may benefit from the various infrastructure-intensive stimulus plans.

- The transformational emerging market economies, such as China and India, are adversely affected by the global drop in demand. However, the drop in commodity prices, which the transformational economies use to produce their finished and semi-finished goods, should improve the cost structure of many of the manufacturers.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- The Phoenix Dynamic Asset Allocation Series: Growth fund has an 85% equity and 15% fixed income allocation and Ibbotson blends the S&P 500 index and Barclays U.S. Aggregate Bond index to build a benchmark. The Growth fund underperformed this benchmark primarily due to the poor performance of foreign equities, including International Large-Cap Equity, International Small-Cap Equity, and Emerging Markets Equity. Fund performance was also hurt by Commodities. The strong underperformance in these asset classes resulted in the fund trailing its benchmark during 2008. On the positive side, the Small-Cap Value and TIPS allocations outperformed and added to overall fund performance.

     THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

     INVESTING IN SECTOR FUNDS OR NON-DIVERSIFIED FUNDS MAY BE MORE VOLATILE THAN INVESTING IN BROADLY DIVERSIFIED FUNDS, AND MAY BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING A SINGLE ISSUER THAN WOULD BE THE CASE IF IT WERE MORE BROADLY DIVERSIFIED.

AVERAGE ANNUAL TOTAL RETURN1 for periods ended 12/31/08

                                                                       Inception     Inception
                                                              1 year   to 12/31/08     Date
                                                              ------   -----------   ---------
DYNAMIC ASSET ALLOCATION SERIES: GROWTH                       (32.18)%   (7.07)%       2/3/06
S&P 500(R) INDEX                                              (37.00)    (9.05)        2/3/06
COMPOSITE INDEX FOR DYNAMIC ASSET ALLOCATION SERIES: GROWTH   (30.60)    (6.10)        2/3/06

SERIES EXPENSE RATIOS(2): GROSS: 1.03%; NET: 0.70%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT phoenixwm.com FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 12/31/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 2/3/06 (inception of the Series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                                               COMPOSITE
                                               INDEX FOR
                  DYNAMIC                       DYNAMIC
                   ASSET                         ASSET
                 ALLOCATION      S&P          ALLOCATION
                   SERIES:      500(R)          SERIES:
                  GROWTH        INDEX           GROWTH
                 ----------    --------       -----------
2/3/06            $10,000      $10,000          $10,000
12/29/06           10,998       11,419           11,235
12/31/07           11,914       12,046           12,000
12/31/08            8,080        7,589            8,328

SECTOR WEIGHTINGS as of 12/31/08*

Domestic Equity ETF's                     62%
International ETF's                       23
Fixed Income ETF's                        14
Other (includes short-term investments)    1

*    % of total investments as of December 31, 2008.

      For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

DYNAMIC ASSET ALLOCATION SERIES: MODERATE

PORTFOLIO MANAGER COMMENTARY

- PHOENIX DYNAMIC ASSET ALLOCATION SERIES: MODERATE ("DYNAMIC ASSET ALLOCATION SERIES: MODERATE") is diversified and has an investment objective to seek current income with capital growth as a secondary consideration.

- For the fiscal year ended December 31, 2008, the Series returned (15.80)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (37.00)%, and the Composite Index for Phoenix Dynamic Asset Allocation Series: Moderate returned (16.48)%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

- The financial crisis developed throughout 2008, but it seems to have only gotten worse despite the bailouts, the new government oversight, and even the election. The stock market started the year poorly, and only grew worse. Some bond and commodity markets also fell, especially if any credit or counterparty risk was involved.

- What began as a subprime real estate mortgage crisis became a full-blown financial crisis that quickly affected all markets and led to world-wide asset price deflation. Excess risk, leverage, complexity, lack of transparency, and lack of oversight existed and continue to exist throughout the financial system. In the United States, Treasury Secretary Paulson and Federal Reserve Chairman Bernanke have taken drastic action, whether it meant cutting the discount rate, restricting short sales, providing risk capital, arranging bank mergers, or guaranteeing deposits. After a failed first attempt, the U.S. Congress finally approved the bailout package with unspecified demands that the government keep some upside, executive compensation be restricted, and homeowners reap some of the benefits.

- The lack of trust in the debt markets has spread beyond the financial system's paper economy to the real economy. Although the financial crisis started in the U.S. mortgage market, it quickly spread throughout the globe. A crisis of confidence is taking hold of the average Joe and is leading to a depression-like mentality. This will be a global recession because the American consumer can no longer drive the world economy.

- Nevertheless, optimism should prevail in the long run. Despite the increased risk of stocks relative to bonds, their future returns are likely to be higher. Of course it is difficult to call the bottom, but the potential payoffs can be substantial.

U.S. STOCK MARKET

- Of the 83 years since 1926, 2008's negative 37.0% return of the S&P 500 Index was the second worst year on record. Only the 43.3% loss of 1931 was worse. Moving to quarterly data, of the 332 quarters since 1926, the negative 21.9% return of the S&P 500 Index in Q4 2008 was the sixth worst quarter on record. During 2008, small-cap stocks outperformed large stocks by nearly 6%, while value stocks outperformed growth stocks by around 2%.

U.S. BOND MARKET

- The newly named Barclay's U.S. Aggregate, the most popular measure of the performance of the U.S. bond market, returned 5.24% in 2008. This is only slightly lower than average; however, it masks the destruction that occurred in certain U.S. bond segments, as well as certain U.S. core bond funds designed to track the performance of the aggregate U.S. bond market.

- Fears of a lengthy recession and lack of inflation have hurt Treasury inflation-protected securities, which lost 2.35% for the year and 3.48% for the quarter. At one point during the quarter, implied annualized deflation exceeded 2%. We believe policy makers will do whatever they can to avoid deflation. Policy makers have both a growing incentive and need to systematically devalue the U.S. dollar to help pay for the growing U.S. federal debt; thus, we believe realized inflation will exceed the currently implied near zero inflation over the next five years. While the traditional CPI measure of inflation has dropped dramatically, the Personal Consumption Expenditures Index, or core PCE has not. We find U.S. inflation-linked bonds attractive relative to U.S. nominal bonds.

U.S. REITS

- U.S. REITs experienced an extremely wild ride in 2008. In contrast with most other asset classes, REITs had a positive year-to-date return heading into the third quarter. However, in the fourth quarter U.S. REITs lost 38.8% ending the year with a loss of 37.7%. While 2008 was a bad year for U.S. REITs, they just barely underperformed the S&P 500, which lost 37%.

- REITs generally have higher amounts of leverage than typical companies. In the current credit crisis, REITs will find it difficult to refinance debt and will certainly pay higher borrowing costs moving forward. Hotel occupancy rates are down, businesses are contracting, and retailers are declaring bankruptcy. However, the housing crisis may help apartment REITs. Ultimately, in this environment, some REITs will be forced to sell properties to stay afloat at a time when buyers are scarce. Finally, during this economic contraction, businesses with flexible reducible variable costs should fare better. In general, REITs have higher fixed costs than the typical company.

COMMODITIES

- The S&P Goldman Sachs Commodity Index experienced its worst annual return ever, losing nearly 46.5%. Perhaps even more startling was the loss over the most recent six months. During the first half of 2008, the S&P GSCI Index was up 41.1%, only to lose a jaw-dropping 62.2% in the second half of 2008. The less energy-centric commodity futures, like the DJ AIG Commodity Index, fared somewhat better with loss of 35.7% for the full year. Historically, commodity futures have produced high average returns when equity markets were off. This was certainly not the case in 2008 and serves as a reminder that even good diversifiers can let you down.

GLOBAL EQUITY MARKETS

- Of the 38 years of history that exist for the MSCI World Index and MSCI World ex U.S. Index, 2008 was the worst year ever, with returns of negative 42.1% and negative 45.2%, respectively. The previous worst returns for these two indices were negative 27.8% and negative 24.4%. A portion of this year's bad returns can be attributed to the U.S. dollar, which appreciated relative to most currencies. It was also the worst year ever for emerging markets as measured by the relatively short-lived MSCI Emerging Markets Index, which had an annual return of negative 54.5%.

EMERGING MARKETS MACRO CONDITIONS

- The commodity-exporting emerging markets that benefited during the first half of the year have experienced a dramatic reversal of fortune. As commodity prices fell, so have commodity-exporting emerging markets. The economies of countries which adopted expansionary fiscal policies, such as Venezuela and Argentina, are

   For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

DYNAMIC ASSET ALLOCATION SERIES:
MODERATE (CONTINUED)

     experiencing significant pain. For example, Venezuelan-owned CITGO recently suspended a major charitable program in the United States to provide heating oil to the poor. The drop in fortunes for several commodity-exporting emerging markets may be politically destabilizing. Later in the year, some commodity-exporting emerging markets may benefit from the various infrastructure-intensive stimulus plans.

- The transformational emerging market economies, such as China and India, are adversely affected by the global drop in demand. However, the drop in commodity prices, which the transformational economies use to produce their finished and semi-finished goods, should improve the cost structure of many of the manufacturers.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- The Phoenix Dynamic Asset Allocation Series: Moderate fund has a 50% equity and 50% fixed income allocation and Ibbotson blends the S&P 500 index, Barclays U.S. Aggregate Bond index, and the 3-month Treasury Bill to build a benchmark. The Moderate fund underperformed this benchmark primarily due to the poor performance of International Large-Cap Equity, Commodities, and International Small-Cap Equity. The strong underperformance in these asset classes resulted in the fund trailing its benchmark during 2008. On the positive side, TIPS was the strongest contributor to relative performance during 2008. Additionally, the Long-term Bond and Small-Cap Value Equity allocations outperformed and added to overall fund performance.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

INVESTING IN SECTOR FUNDS OR NON-DIVERSIFIED FUNDS MAY BE MORE VOLATILE THAN INVESTING IN BROADLY DIVERSIFIED FUNDS, AND MAY BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING A SINGLE ISSUER THAN WOULD BE THE CASE IF IT WERE MORE BROADLY DIVERSIFIED.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/08

                                                                           Inception    Inception
                                                                1 year    to 12/31/08      Date
                                                                ------    -----------   ---------
DYNAMIC ASSET ALLOCATION SERIES: MODERATE                       (15.80)%    (1.36)%       2/3/06
S&P 500(R) INDEX                                                (37.00)     (9.05)        2/3/06
COMPOSITE INDEX FOR DYNAMIC ASSET ALLOCATION SERIES: MODERATE   (16.48)     (1.23)        2/3/06

SERIES EXPENSE RATIOS: GROSS: 1.49%; NET: 0.70%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 12/31/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 2/3/06 (inception of the Series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                                              COMPOSITE
                                              INDEX FOR
                  DYNAMIC                      DYNAMIC
                   ASSET                        ASSET
                ALLOCATION        S&P        ALLOCATION
                  SERIES:       500(R)         SERIES:
                 MODERATE       INDEX         MODERATE
                ----------     --------      ----------
2/3/2006          $10,000       $10,000        $10,000
12/31/2006         10,569        11,419         10,806
12/31/2007         11,412        12,046         11,550
12/31/2008          9,610         7,589          9,646

SECTOR WEIGHTINGS as of 12/31/08*

Fixed Income ETF's                        46%
Domestic Equity ETF's                     38
International ETF's                       13
Other (includes short-term investments)    3

*    % of total investments as of December 31, 2008.

   For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH

PORTFOLIO MANAGER COMMENTARY

- PHOENIX DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH ("DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH") is diversified and has an investment objective to seek long-term capital growth and current income with a greater emphasis on capital growth.

- For the fiscal year ended December 31, 2008, the Series returned (25.60)%. For the same period, the S&P 500(R) Index, a broad-baseD equity index, returned (37.00)%, and the Composite Index for Phoenix Dynamic Asset Allocation Series: Moderate Growth returned (25.07)%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

- The financial crisis developed throughout 2008, but it seems to have only gotten worse despite the bailouts, the new government oversight, and even the election. The stock market started the year poorly, and only grew worse. Some bond and commodity markets also fell, especially if any credit or counterparty risk was involved.

- What began as a subprime real estate mortgage crisis became a full-blown financial crisis that quickly affected all markets and led to world-wide asset price deflation. Excess risk, leverage, complexity, lack of transparency, and lack of oversight existed and continue to exist throughout the financial system. In the United States, Treasury Secretary Paulson and Federal Reserve Chairman Bernanke have taken drastic action, whether it meant cutting the discount rate, restricting short sales, providing risk capital, arranging bank mergers, or guaranteeing deposits. After a failed first attempt, the U.S. Congress finally approved the bailout package with unspecified demands that the government keep some upside, executive compensation be restricted, and homeowners reap some of the benefits.

- The lack of trust in the debt markets has spread beyond the financial system's paper economy to the real economy. Although the financial crisis started in the U.S. mortgage market, it quickly spread throughout the globe. A crisis of confidence is taking hold of the average Joe and is leading to a depression-like mentality. This will be a global recession because the American consumer can no longer drive the world economy.

- Nevertheless, optimism should prevail in the long run. Despite the increased risk of stocks relative to bonds, their future returns are likely to be higher. Of course it is difficult to call the bottom, but the potential payoffs can be substantial.

U.S. STOCK MARKET

- Of the 83 years since 1926, 2008's negative 37.0% return of the S&P 500 Index was the second worst year on record. Only the 43.3% loss of 1931 was worse. Moving to quarterly data, of the 332 quarters since 1926, the negative 21.9% return of the S&P 500 Index in Q4 2008 was the sixth worst quarter on record. During 2008, small-cap stocks outperformed large stocks by nearly 6%, while value stocks outperformed growth stocks by around 2%.

U.S. BOND MARKET

- The newly named Barclay's U.S. Aggregate, the most popular measure of the performance of the U.S. bond market, returned 5.24% in 2008. This is only slightly lower than average; however, it masks the destruction that occurred in certain U.S. bond segments, as well as certain U.S. core bond funds designed to track the performance of the aggregate U.S. bond market.

- Fears of a lengthy recession and lack of inflation have hurt Treasury inflation-protected securities, which lost 2.35% for the year and 3.48% for the quarter. At one point during the quarter, implied annualized deflation exceeded 2%. We believe policy makers will do whatever they can to avoid deflation. Policy makers have both a growing incentive and need to systematically devalue the U.S. dollar to help pay for the growing U.S. federal debt; thus, we believe realized inflation will exceed the currently implied near zero inflation over the next five years. While the traditional CPI measure of inflation has dropped dramatically, the Personal Consumption Expenditures Index, or core PCE has not. We find U.S. inflation-linked bonds attractive relative to U.S. nominal bonds.

U.S. REITS

- U.S. REITs experienced an extremely wild ride in 2008. In contrast with most other asset classes, REITs had a positive year-to-date return heading into the third quarter. However, in the fourth quarter U.S. REITs lost 38.8% ending the year with a loss of 37.7%. While 2008 was a bad year for U.S. REITs, they just barely underperformed the S&P 500, which lost 37%.

- REITs generally have higher amounts of leverage than typical companies. In the current credit crisis, REITs will find it difficult to refinance debt and will certainly pay higher borrowing costs moving forward. Hotel occupancy rates are down, businesses are contracting, and retailers are declaring bankruptcy. However, the housing crisis may help apartment REITs. Ultimately, in this environment, some REITs will be forced to sell properties to stay afloat at a time when buyers are scarce. Finally, during this economic contraction, businesses with flexible reducible variable costs should fare better. In general, REITs have higher fixed costs than the typical company.

COMMODITIES

- The S&P Goldman Sachs Commodity Index experienced its worst annual return ever, losing nearly 46.5%. Perhaps even more startling was the loss over the most recent six months. During the first half of 2008, the S&P GSCI Index was up 41.1%, only to lose a jaw-dropping 62.2% in the second half of 2008. The less energy-centric commodity futures, like the DJ AIG Commodity Index, fared somewhat better with loss of 35.7% for the full year. Historically, commodity futures have produced high average returns when equity markets were off. This was certainly not the case in 2008 and serves as a reminder that even good diversifiers can let you down.

GLOBAL EQUITY MARKETS

- Of the 38 years of history that exist for the MSCI World Index and MSCI World ex U.S. Index, 2008 was the worst year ever, with returns of negative 42.1% and negative 45.2%, respectively. The previous worst returns for these two indices were negative 27.8% and negative 24.4%. A portion of this year's bad returns can be attributed to the U.S. dollar, which appreciated relative to most currencies. It was also the worst year ever for emerging markets as measured by the relatively short-lived MSCI Emerging Markets Index, which had an annual return of negative 54.5%.

EMERGING MARKETS MACRO CONDITIONS

- The commodity-exporting emerging markets that benefited during the first half of the year have experienced a dramatic reversal of fortune. As commodity prices fell, so have commodity-exporting emerging markets. The economies of countries which adopted expansionary fiscal policies, such as Venezuela and Argentina, are experiencing significant pain. For example, Venezuelan-owned CITGO recently suspended a major charitable program in the United States to

   For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

     provide heating oil to the poor. The drop in fortunes for several commodity-exporting emerging markets may be politically destabilizing. Later in the year, some commodity-exporting emerging markets may benefit from the various infrastructure-intensive stimulus plans.

- The transformational emerging market economies, such as China and India, are adversely affected by the global drop in demand. However, the drop in commodity prices, which the transformational economies use to produce their finished and semi-finished goods, should improve the cost structure of many of the manufacturers.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- The Phoenix Dynamic Asset Allocation Series: Moderate Growth fund has a 70% equity and 30% fixed income allocation and Ibbotson blends the S&P 500 index and Barclays U.S. Aggregate Bond index to build a benchmark. The Moderate Growth fund underperformed this benchmark primarily due to the poor performance of foreign equities, including International Large-Cap Equity, International Small-Cap Equity, and Emerging Markets Equity. Fund performance was also hurt by Commodities. The strong underperformance in these asset classes resulted in the fund trailing its benchmark during 2008. On the positive side, TIPS was the strongest contributor to relative performance during the year. Additionally, the Small-Cap Value Equity and Long-term Bond allocations outperformed and added to overall fund performance.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

INVESTING IN SECTOR FUNDS OR NON-DIVERSIFIED FUNDS MAY BE MORE VOLATILE THAN INVESTING IN BROADLY DIVERSIFIED FUNDS, AND MAY BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING A SINGLE ISSUER THAN WOULD BE THE CASE IF IT WERE MORE BROADLY DIVERSIFIED.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/08

                                                                                  Inception    Inception
                                                                       1 year    to 12/31/08      Date
                                                                       ------    -----------   ---------
DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH                       (25.60)%    (4.37)%       2/3/06
S&P 500(R) INDEX                                                       (37.00)     (9.05)        2/3/06
COMPOSITE INDEX FOR DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH   (25.07)     (4.02)        2/3/06

SERIES EXPENSE RATIOS(2): GROSS: 1.11%; NET: 0.70%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 12/31/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 2/3/06 (inception of the Series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                                            COMPOSITE
                                            INDEX FOR
                  DYNAMIC                    DYNAMIC
                   ASSET                      ASSET
                ALLOCATION                  ALLOCATION
                  SERIES:       S&P          SERIES:
                 MODERATE      500(R)       MODERATE
                  GROWTH       INDEX         GROWTH
                ----------    --------     ------------
2/3/06           $10,000       $10,000      $10,000
12/31/06          10,878        11,419       11,085
12/31/07          11,802        12,046       11,843
12/31/08           8,781         7,589        8,874

SECTOR WEIGHTINGS as of 12/31/08*

Domestic Equity ETF's                     52%
Fixed Income ETF's                        29
International ETF's                       18
Other (includes short-term investments)    1

*    % of total investments as of December 31, 2008.

   For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

SANFORD BERNSTEIN MID-CAP VALUE SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES ("SANFORD BERNSTEIN MID-CAP VALUE") is diversified and has an investment objective to seek long-term capital appreciation. Current income is a secondary investment objective.

- For the fiscal year ended December 31, 2008, the Series returned (35.45)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (37.00)% and the Russell 2500(TM) Value Index, the Series' style-specific benchmark, returned (31.99)%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

- Equity markets around the world collapsed in 2008 as investor anxiety over global economic growth intensified. U.S. smaller-cap markets were no exception with the Russell 2000 Value and Russell 2500 Value indices down 33.8% and 36.8%, respectively, roughly in line with the S&P 500. Much of the carnage occurred in the fourth quarter where smaller-cap indices lagged the S&P 500 by about four percentage points. Within the Russell 2500, all sectors fell with the utilities sector's 20.7% decline for the year being the best return, while the consumer cyclicals and energy sector returns were the worst, not surprisingly given their high economic exposure. Value, as measured by the Russell 2500 Value index, outperformed the broad small-mid cap market, declining 31.99% for the year.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- The portfolio underperformed the Russell 2500 Value index for the year. Much of the underperformance is attributable to adverse stock selection, which was spread across a number of sectors, but was focused in more economically exposed sectors such as capital equipment and technology where its holdings were pressured by declining expectations for global economic growth. Stock selection in utilities was also a detractor.

- Offsetting this somewhat was positive relative stock selection in the portfolio's financials holdings, driven by solid performance in certain of its bank and insurance holdings. Stock selection was also a relative contributor in transports where the portfolio's holdings benefited from capacity management and lower fuel prices.

- Our sector selection was a modest detractor as the portfolio was adversely impacted by an underweighted position in utilities where stocks did well as investors sought their defensive characteristics. An overweight position in transportation stocks was a relative contributor as was an overweight position in consumer staples.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

MID-CAP STOCKS ARE MORE VOLATILE AND MAY BE LESS LIQUID THAN LARGE-CAP STOCKS.

   For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/08

                                                        1 year    5 years   10 years
                                                        ------    -------   --------
SANFORD BERNSTEIN MID-CAP VALUE SERIES                  (35.45)%  (0.37)%     5.02%
S&P 500(R) INDEX                                        (37.00)   (2.19)     (1.38)
RUSSELL 2500(TM) VALUE INDEX                            (31.99)   (0.15)      5.72

SERIES EXPENSE RATIOS(2): GROSS: 1.30%; NET: 1.30%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 12/31/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                  SANFORD
                 BERNSTEIN         RUSSELL
                  MID-CAP          2500(R)            S&P
                   VALUE            VALUE            500(R)
                  SERIES            INDEX            INDEX
                 ---------         --------          ------
12/31/98          $10,000          $10,000          $10,000
12/31/99            8,972           10,149           12,114
12/29/00           10,487           12,259           11,001
12/31/01           12,898           13,453            9,694
12/31/02           11,795           12,125            7,552
12/31/03           16,628           17,572            9,720
12/31/04           20,021           21,364           10,776
12/30/05           21,568           23,017           11,307
12/29/06           24,784           27,662           13,091
12/31/07           25,280           25,650           13,810
12/31/08           16,318           17,445            8,701

SECTOR WEIGHTINGS as of 12/31/08*

Financials               24%
Industrials              17
Information Technology   12
Consumer Staples         10
Materials                 9
Consumer Discretionary    9
Utilities                 6
Other                    13

*    % of total investments as of December 31, 2008.

  For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

SANFORD BERNSTEIN SMALL-CAP VALUE SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES ("SANFORD BERNSTEIN SMALL-CAP VALUE") is diversified and has an investment objective to seek long-term capital appreciation by investing primarily in small capitalization stocks that appear to be under valued. Current income is a secondary investment objective.

- For the fiscal year ended December 31, 2008, the Series returned (37.91)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (37.00)% and the Russell 2000(R) Value Index, the Series' style-specific benchmark, returned (28.92)%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

- Equity markets around the world collapsed in 2008 as investor anxiety over global economic growth intensified. U.S. smaller-cap markets were no exception with the Russell 2000 Value and Russell 2500 Value indices down 33.8% and 36.8%, respectively, roughly in line with the S&P 500. Much of the carnage occurred in the fourth quarter where smaller-cap indices lagged the S&P 500 by about four percentage points. Within the Russell 2000, all sectors fell with the utilities sector's 18.9% decline for the year being the best return while more economically sensitive sectors such as energy and consumer cyclicals saw the weakest performance, declining 51.1% and 47.2% respectively. Value, as measured by the Russell 2000 Value index, outperformed the broad small cap market, declining 28.92% for the year.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- The Portfolio underperformed the Russell 2000 Value index for the year. Much of the underperformance is attributable to adverse stock selection, which while spread across a number of sectors was more focused in economically sensitive sectors such as capital equipment, industrial resources and technology.

- Offsetting this somewhat was positive relative stock selection in the Portfolio's consumer growth holdings driven by solid performance in certain of its health care holdings and the announced acquisition of two of its positions at solid premiums. Stock selection was also a relative contributor in transports where the Portfolio's holdings benefited from capacity management and lower fuel prices.

- Our sector selection was a detractor as the portfolio was adversely impacted by an underweighted position in utilities where stocks did well as investors sought their defensive characteristics. An underweight position in technology stocks was a relative contributor as was an overweight position in transports.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

SMALL-CAP INVESTING INCLUDES THE RISK OF GREATER PRICE VOLATILITY, LESS LIQUIDITY AND INCREASED COMPETITIVE THREAT.


   For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/08

                                                                           Inception    Inception
                                                      1 year    5 years   to 12/31/08     Date
                                                      ------    -------   -----------   ---------
SANFORD BERNSTEIN SMALL-CAP VALUE SERIES              (37.91)%  (1.32)%       5.26%      11/20/00
S&P 500(R) INDEX                                      (37.00)   (2.19)       (3.04)      11/20/00
RUSSELL 2000(R) VALUE INDEX                           (28.92)    0.27         6.25       11/20/00

SERIES EXPENSE RATIOS(2): GROSS: 1.32%; NET: 1.30%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 12/31/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 11/20/00 (inception of the Series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                  SANFORD
                 BERNSTEIN         RUSSELL
                 SMALL-CAP         2000(R)            S&P
                   VALUE            VALUE            500(R)
                  SERIES            INDEX            INDEX
                 ---------         -------           ------
11/20/00          $10,000          $10,000          $10,000
12/29/00           10,644           10,945            9,844
12/31/01           12,321           12,479            8,675
12/31/02           11,269           11,054            6,758
12/31/03           16,212           16,141            8,699
12/31/04           19,888           19,732            9,643
12/30/05           21,371           20,661           10,119
12/29/06           24,950           25,512           11,715
12/31/07           24,426           23,018           12,359
12/31/08           15,166           16,360            7,786

SECTOR WEIGHTINGS as of 12/31/08*

Financials               20%
Industrials              20
Information Technology   11
Consumer Discretionary   11
Materials                11
Health Care              10
Consumer Staples          7
Other                    10

*    % of total investments as of December 31, 2008.

   For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

VAN KAMPEN COMSTOCK SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX-VAN KAMPEN COMSTOCK SERIES ("VAN KAMPEN COMSTOCK") is diversified and has an investment objective to seek long-term capital appreciation. The Series has a secondary investment objective to seek current income.

- For the fiscal year ended December 31, 2008, the Series returned (35.73)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (37.00)% and the Russell 1000(R) Value Index, the Series' style-specific benchmark, returned (36.85)%.

     ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE EQUITY MARKETS PERFORM DURING THE SERIES' FISCAL YEAR?

- Fear and a major loss of investor confidence drove the stock market to one of its worst years in history. With stock and bond prices in a downward spiral and global recession imminent, risk aversion intensified and investors fled to cash and Treasuries. Stock market volatility registered extreme levels, leaving investors no escape from declining values. In this environment, both value stocks (in which the Fund invests) and growth stocks sustained negative returns, as did all segments of the market capitalization spectrum. Every sector of the market finished the year with double-digit declines.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- Relative to the Russell 1000(R) Value Index, the Fund was bolstered primarily by an overweight in the consumer staples sector, and stock selection and the resulting overweight in the health care sector. Although both consumer staples and health care had negative absolute returns during the period, the sectors sustained smaller declines than other areas of the market, owing to their "defensiveness," or lower sensitivity to economic conditions. Another positive contributor was the telecommunication services sector, in which the Fund holds two stocks. Relative to the S&P 500(R) Index, the most additive positions to relative performance were also stock selection and the resulting overweight in the health care sector, an overweight in consumer staples, and stock selection and overweight in telecommunication services.

- The chief detractor from performance relative to the Russell 1000(R) Value Index was the Fund's significant underweight in energy stocks. Very few energy stocks have looked attractive to us, even with oil prices falling dramatically in recent months, as energy companies for the most part have not yet had to adjust to the less robust economic scenario. The Fund's lack of exposure to the utilities sector was another area of relative weakness. Relative to the S&P 500(R) Index, however, the Fund's overweight in financials had the largest negative impact. Stock selection in the materials sector also dampened relative performance.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.

THE ECONOMIES OF DEVELOPING COUNTRIES MAY BE ADVERSELY AFFECTED BY TRADE BARRIERS, EXCHANGE CONTROLS, MANAGED ADJUSTMENTS IN RELATIVE CURRENCY VALUES AND OTHER PROTAGONIST MEASURES IMPOSED OR NEGOTIATED BY THE COUNTRIES WITH WHICH THEY TRADE.

THE SERIES' USE OF DERIVATIVES SUCH AS FUTURES, OPTIONS AND SWAP AGREEMENTS TO PURSUE THEIR INVESTMENT OBJECTIVES MAY EXPOSE THE SERIES TO ADDITIONAL RISKS THAT IT WOULD NOT BE SUBJECT TO IF IT INVESTED DIRECTLY IN THE SECURITIES UNDERLYING THOSE DERIVATIVES. THESE RISKS MAY CAUSE THE SERIES TO EXPERIENCE HIGHER LOSSES THAN SERIES THAT DO NOT USE DERIVATIVES.

                For information regarding the indexes and certain
             investment terms, see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/08

                              1 year   5 years   10 years
                              ------   -------   --------
VAN KAMPEN COMSTOCK SERIES    (35.73)% (1.99)%     1.66%
S&P 500(R) INDEX              (37.00)  (2.19)     (1.38)
RUSSELL 1000(R) VALUE INDEX   (36.85)  (0.79)      1.36

SERIES EXPENSE RATIOS(2): GROSS: 0.96%; NET: 0.95%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08 AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 12/31/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                  VAN        RUSSELL
                KAMPEN       1000(R)            S&P
               COMSTOCK       VALUE            500(R)
                SERIES        INDEX            INDEX
               --------      --------         --------
12/31/98        $10,000       $10,000          $10,000
12/31/99         12,433        10,735           12,114
12/29/00         16,432        11,488           11,001
12/31/01         13,480        10,846            9,694
12/31/02         10,524         9,162            7,552
12/31/03         13,037        11,913            9,720
12/31/04         14,720        13,878           10,776
12/30/05         15,519        14,857           11,307
12/29/06         18,763        18,162           13,091
12/31/07         18,347        18,131           13,810
12/31/08         11,792        11,450            8,701

SECTOR WEIGHTINGS as of 12/31/08*

Financials                   22%
Health Care                  16
Consumer Discretionary       16
Consumer Staples             16
Information Technology       10
Telecommunication Services    5
Materials                     5
Other                        10

*    % of total investments as of December 31, 2008.

                For information regarding the indexes and certain
             investment terms, see the glossary starting on page 2.

VAN KAMPEN EQUITY 500 INDEX SERIES

PORTFOLIO MANAGER COMMENTARY

- PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES ("VAN KAMPEN EQUITY 500 INDEX") is diversified and has an investment objective to seek high total return.

- For the fiscal year ended December 31, 2008, the Series returned (37.31)%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned (37.00)%.

ALL PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF FEES AND EXPENSES ASSOCIATED WITH THE VARIABLE LIFE INSURANCE OR ANNUITY PRODUCT THROUGH WHICH YOU INVEST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE
SERIES' FISCAL YEAR?

- The S&P 500(R) Index (the "Index") returneD -37.00 percent for the year ended December 31, 2008. This year was one of the worst years in the history of the financial markets. Over the course of the year, what started as a housing crisis transformed through mortgage-backed securities into a financial crisis, which eventually spilled over into the real economy. Credit tightening along with the collapse or essential takeover of some financial institutions caused massive dislocations in financial markets and incredibly high volatility.

- Government intervention, which included very active monetary policy as well as direct support of the banks, may have prevented some of the worst scenarios, but it failed to protect the economy from slipping into recession. The National Bureau of Economic Research (NBER) declared that recession in the U.S. started in December 2007. Significant declines in economic activity have been observed across all sectors and segments of the economy. Housing prices in the U.S. continued to fall, and foreclosures have not slowed down. Virtually all economic indicators registered record lows. Unemployment has been rising steadily, reaching 7.2 percent in December from 6.8 percent in November. Consumer confidence and spending hit all-time lows. Whether this recession is going to be medium-term or protracted remains to be seen, but it became clear that it is global and severe. Perhaps the only good news is the sign of some improvements in the credit markets that emerged at the end of the year.

WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING ITS FISCAL YEAR?

- Within the Index and therefore the Fund, all ten sectors had negative absolute performance during the 12-month period, with double-digit negative returns. The worst performing sectors were financials, materials and information technology. Not surprisingly, credit market turmoil and other developments in the capital markets most severely impacted financial companies resulting in a huge negative return. Collapsing commodity prices in 2008 led to underperformance of the materials and energy sectors as well. At the same time, global recession, higher unemployment and declining consumer confidence led to the negative performance of industrial and consumer-oriented stocks.

- The underperformance was pervasive, affecting all styles and market capitalization segments as investors tried to move out of equities into relatively safe assets. On an individual stock basis, the worst detractors in the overall portfolio were dominated by financial stocks.

- Because the Index is market capitalization weighted (and the Fund seeks to replicate the performance attributes of the S&P 500 Index before Fund fees), the overall contribution of each sector was influenced by its relative size within the S&P 500 Index and the Fund portfolio. As such, the sectors that hurt most of the Fund's return were financials, information technology and energy.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE.

INVESTING INTERNATIONALLY INVOLVES RISKS NOT ASSOCIATED WITH INVESTING SOLELY IN THE U.S., SUCH AS CURRENCY FLUCTUATION, POLITICAL RISK, DIFFERENCES IN ACCOUNTING AND THE LIMITED AVAILABILITY OF INFORMATION.

                    For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/08

                                     1 year   5 years   10 years
                                     ------   -------   --------
VAN KAMPEN EQUITY 500 INDEX SERIES   (37.31)% (3.08)%    (2.66)%
S&P 500(R) INDEX                     (37.00)  (2.19)     (1.38)

SERIES EXPENSE RATIOS(2): GROSS: 0.73%; NET: 0.50%.

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN DOES NOT REFLECT EXPENSES ASSOCIATED WITH THE SEPARATE ACCOUNT SUCH AS THE ADMINISTRATIVE FEES, ACCOUNT CHARGES AND SURRENDER CHARGES, WHICH IF REFLECTED, WOULD REDUCE TOTAL RETURN. PERFORMANCE FIGURES MAY REFLECT VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IN THE ABSENCE OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD HAVE BEEN LOWER. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 THE EXPENSE RATIO(S) OF THE SERIES, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE SERIES EFFECTIVE 5/1/08, AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A CONTRACTUAL WAIVER IN EFFECT THROUGH 12/31/08. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF THE CONTRACTUAL WAIVER.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on 12/31/98. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

                                [GRAPH OMITTED]
                 PLOT POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

                  VAN KAMPEN                S&P
                  EQUITY 500               500(R)
                 INDEX SERIES              INDEX
                 ------------             --------
12/31/98           $10,000                $10,000
12/31/99            11,886                 12,114
12/29/00            10,523                 11,001
12/31/01             9,271                  9,694
12/31/02             7,075                  7,552
12/31/03             8,931                  9,720
12/31/04             9,809                 10,776
12/30/05            10,171                 11,307
12/29/06            11,616                 13,091
12/31/07            12,182                 13,810
12/31/08             7,637                  8,701

SECTOR WEIGHTINGS as of 12/31/08*

Health Care              15%
Information Technology   15
Financials               13
Industrials              13
Energy                   13
Consumer Staples         11
Consumer Discretionary    8
Other                    12

*    % of total investments as of December 31, 2008

                    For information regarding the indexes and certain investment terms, see the glossary starting on page 2.

                          PHOENIX CAPITAL GROWTH SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
DOMESTIC COMMON STOCKS--92.0%
AEROSPACE & DEFENSE--4.9%
Lockheed Martin Corp.                                      43,090   $      3,623
Raytheon Co.                                               63,065          3,219
United Technologies Corp.                                  59,260          3,176
                                                                    ------------
                                                                          10,018
                                                                    ------------
AIR FREIGHT & LOGISTICS--0.9%
United Parcel Service, Inc. Class B                        34,300          1,892
                                                                    ------------
APPLICATION SOFTWARE--0.8%
Adobe Systems, Inc.(b)                                     75,750          1,613
                                                                    ------------
ASSET MANAGEMENT & CUSTODY BANKS--1.0%
Northern Trust Corp.                                       39,860          2,078
                                                                    ------------
BIOTECHNOLOGY--6.6%
Genentech, Inc.(b)                                         37,305          3,093
Genzyme Corp.(b)                                           53,380          3,543
Gilead Sciences, Inc.(b)                                  130,905          6,694
                                                                    ------------
                                                                          13,330
                                                                    ------------
COMMUNICATIONS EQUIPMENT--4.3%
Cisco Systems, Inc.(b)                                    207,100          3,376
Juniper Networks, Inc.(b)                                 154,775          2,710
QUALCOMM, Inc.                                             73,340          2,628
                                                                    ------------
                                                                           8,714
                                                                    ------------
COMPUTER HARDWARE--8.4%
Apple, Inc.(b)                                             58,255          4,972
Hewlett-Packard Co.                                       188,115          6,827
International Business Machines Corp.                      62,930          5,296
                                                                    ------------
                                                                          17,095
                                                                    ------------
CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS--0.6%
Deere & Co.                                                30,510          1,169
                                                                    ------------
DEPARTMENT STORES--1.5%
Kohl's Corp.(b)                                            85,965          3,112
                                                                    ------------
DIVERSIFIED BANKS--1.5%
Wells Fargo & Co.                                         100,895          2,974
                                                                    ------------
ELECTRIC UTILITIES--2.7%
Exelon Corp.                                               55,840          3,105
FPL Group, Inc.                                            47,185          2,375
                                                                    ------------
                                                                           5,480
                                                                    ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.9%
Monsanto Co.                                               24,740          1,740
                                                                    ------------
FOOD RETAIL--1.5%
Kroger Co. (The)                                          116,230          3,070
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
HEALTH CARE EQUIPMENT--5.3%
Baxter International, Inc.                                 66,225   $      3,549
Becton, Dickinson & Co.                                    47,315          3,236
Covidien Ltd.                                              66,830          2,422
Medtronic, Inc.                                            46,655          1,466
                                                                    ------------
                                                                          10,673
                                                                    ------------
HOME IMPROVEMENT RETAIL--1.4%
Lowe's Cos., Inc.                                         133,385          2,870
                                                                    ------------
HOUSEHOLD PRODUCTS--3.3%
Colgate-Palmolive Co.                                      63,700          4,366
Procter & Gamble Co. (The)                                 37,475          2,317
                                                                    ------------
                                                                           6,683
                                                                    ------------
HYPERMARKETS & SUPER CENTERS--5.1%
Costco Wholesale Corp.                                     50,045          2,627
Wal-Mart Stores, Inc.                                     138,725          7,777
                                                                    ------------
                                                                          10,404
                                                                    ------------
INDUSTRIAL CONGLOMERATES--0.9%
3M Co.                                                     32,925          1,895
                                                                    ------------
INDUSTRIAL MACHINERY--1.5%
Danaher Corp.                                              54,320          3,075
                                                                    ------------
INSURANCE BROKERS--1.5%
Marsh & McLennan Cos., Inc.                               124,190          3,014
                                                                    ------------
INTEGRATED OIL & GAS--3.4%
Exxon Mobil Corp.                                          63,360          5,058
Occidental Petroleum Corp.                                 30,110          1,806
                                                                    ------------
                                                                           6,864
                                                                    ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.9%
Verizon Communications, Inc.                               56,345          1,910
                                                                    ------------
INTERNET RETAIL--1.5%
Amazon.com, Inc.(b)                                        60,625          3,109
                                                                    ------------
INTERNET SOFTWARE & SERVICES--1.5%
Google, Inc. Class A(b)                                     9,820          3,021
                                                                    ------------
LIFE & HEALTH INSURANCE--1.1%
MetLife, Inc.                                              61,565          2,146
                                                                    ------------
OIL & GAS DRILLING--0.4%
Transocean Ltd.(b)                                         17,005            804
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTION--1.3%
Range Resources Corp.                                      42,940          1,477
XTO Energy, Inc.                                           34,345          1,211
                                                                    ------------
                                                                           2,688
                                                                    ------------
PHARMACEUTICALS--5.2%
Abbott Laboratories                                        64,530          3,444
Bristol-Myers Squibb Co.                                   73,965          1,720
Johnson & Johnson                                          63,225          3,783
Wyeth                                                      43,090          1,616
                                                                    ------------
                                                                          10,563
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
PROPERTY & CASUALTY INSURANCE--1.4%
Chubb Corp. (The)                                          54,170   $      2,763
                                                                    ------------
REGIONAL BANKS--0.9%
PNC Financial Services Group, Inc. (The)                   35,395          1,734
                                                                    ------------
RESTAURANTS--1.4%
McDonald's Corp.                                           46,270          2,878
                                                                    ------------
SEMICONDUCTORS--2.5%
Intel Corp.                                               348,950          5,116
                                                                    ------------
SOFT DRINKS--4.9%
Coca-Cola Co. (The)                                        90,890          4,114
PepsiCo, Inc.                                             108,595          5,948
                                                                    ------------
                                                                          10,062
                                                                    ------------
SPECIALTY STORES--1.8%
Staples, Inc.                                             207,715          3,722
                                                                    ------------
SYSTEMS SOFTWARE--4.5%
Microsoft Corp.                                           277,625          5,397
Oracle Corp.(b)                                           210,320          3,729
                                                                    ------------
                                                                           9,126
                                                                    ------------
TOBACCO--2.9%
Philip Morris International, Inc.                         133,240          5,797
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--1.8%
American Tower Corp. Class A(b)                           126,270          3,702
                                                                    ------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $204,304)                                               186,904
                                                                    ------------
FOREIGN COMMON STOCKS(c)--3.7%
FERTILIZERS & AGRICULTURAL CHEMICALS--0.5%
Potash Corp. of Saskatchewan, Inc. (Canada)                13,015            953
                                                                    ------------
INTEGRATED OIL & GAS--0.6%
Petroleo Brasileiro SA ADR (Brazil)                        53,490          1,310
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--1.4%
Schlumberger Ltd. (Netherlands)                            66,220          2,803
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTION--1.2%
Canadian Natural Resources Ltd. (Canada)                   63,775          2,549
                                                                    ------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $12,423)                                                  7,615
                                                                    ------------
TOTAL LONG TERM INVESTMENTS--95.7%
(IDENTIFIED COST $216,727)                                               194,519
                                                                    ------------

                        See Notes to Financial Statements

                          PHOENIX CAPITAL GROWTH SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
SHORT-TERM INVESTMENTS--4.0%
MONEY MARKET MUTUAL FUNDS--4.0%
State Street Institutional Liquid Reserves Fund
   (seven-day effective yield 1.461%)                   8,108,536   $      8,108
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $8,108)                                                   8,108
                                                                    ------------
TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $224,835)                                               202,627(a)
Other assets and liabilities, net--0.3%                                      561
                                                                    ------------
NET ASSETS--100.0%                                                  $    203,188
                                                                    ============

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: For tax information at December 31, 2008, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

(b)  Non-income producing.

(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                        PHOENIX GROWTH AND INCOME SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
DOMESTIC COMMON STOCKS--97.1%
ADVERTISING--0.2%
Omnicom Group, Inc.                                         7,500   $        202
                                                                    ------------
AEROSPACE & DEFENSE--4.2%
Boeing Co. (The)                                           10,700            457
General Dynamics Corp.                                     12,200            703
Honeywell International, Inc.                              13,200            433
Northrop Grumman Corp.                                      7,100            320
Raytheon Co.                                                7,400            378
United Technologies Corp.                                  24,600          1,318
                                                                    ------------
                                                                           3,609
                                                                    ------------
AGRICULTURAL PRODUCTS--0.3%
Corn Products International, Inc.                           7,400            214
                                                                    ------------
AIRLINES--0.2%
SkyWest, Inc.                                               9,800            182
                                                                    ------------
APPAREL RETAIL--0.5%
Gap, Inc. (The)                                            20,900            280
TJX Cos., Inc. (The)                                        5,700            117
                                                                    ------------
                                                                             397
                                                                    ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.7%
Coach, Inc.(b)                                              5,900            123
Polo Ralph Lauren Corp.                                     6,000            272
VF Corp.                                                    4,100            225
                                                                    ------------
                                                                             620
                                                                    ------------
APPLICATION SOFTWARE--0.3%
Adobe Systems, Inc.(b)                                      9,800            209
                                                                    ------------
ASSET MANAGEMENT & CUSTODY BANKS--4.1%
Ameriprise Financial, Inc.                                 15,400            360
Ares Capital Corp.                                         12,300             78
Bank of New York Mellon Corp. (The)                        42,615          1,207
Federated Investors, Inc. Class B                           7,500            127
Northern Trust Corp.                                       17,900            933
SEI Investments Co.                                         9,700            152
State Street Corp.                                         17,000            669
                                                                    ------------
                                                                           3,526
                                                                    ------------
BIOTECHNOLOGY--1.7%
Amgen, Inc.(b)                                             17,300            999
Cephalon, Inc.(b)                                           6,100            470
                                                                    ------------
                                                                           1,469
                                                                    ------------
BROADCASTING--0.2%
CBS Corp. Class B                                          22,600            185
                                                                    ------------
CABLE & SATELLITE--0.5%
Comcast Corp. Class A                                      22,900            387
                                                                    ------------
COMMERCIAL PRINTING--0.2%
Donnelley (R.R.) & Sons Co.                                14,900            202
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
COMMUNICATIONS EQUIPMENT--1.7%
Cisco Systems, Inc.(b)                                     74,600   $      1,216
Corning, Inc.                                               8,500             81
Emulex Corp.(b)                                             8,700             61
Juniper Networks, Inc.(b)                                   6,200            108
                                                                    ------------
                                                                           1,466
                                                                    ------------
COMPUTER & ELECTRONICS RETAIL--0.3%
RadioShack Corp.                                           18,500            221
                                                                    ------------
COMPUTER HARDWARE--5.4%
Apple, Inc.(b)                                              3,700            316
Hewlett-Packard Co.                                        55,900          2,028
International Business Machines Corp.                      26,400          2,222
                                                                    ------------
                                                                           4,566
                                                                    ------------
COMPUTER STORAGE & PERIPHERALS--0.3%
NetApp, Inc.(b)                                            11,400            159
QLogic Corp.(b)                                             8,200            110
                                                                    ------------
                                                                             269
                                                                    ------------
CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS--0.4%
AGCO Corp.(b)                                               6,600            156
Caterpillar, Inc.                                           3,400            152
Cummins, Inc.                                               2,100             56
                                                                    ------------
                                                                             364
                                                                    ------------
CONSUMER ELECTRONICS--0.1%
Harman International Industries, Inc.                       3,600             60
                                                                    ------------
DATA PROCESSING & OUTSOURCED SERVICES--1.2%
Automatic Data Processing, Inc.                            14,600            575
MasterCard, Inc. Class A                                    1,800            257
Western Union Co. (The)                                    11,600            166
                                                                    ------------
                                                                             998
                                                                    ------------
DEPARTMENT STORES--0.3%
Macy's, Inc.                                               20,400            211
                                                                    ------------
DISTILLERS & VINTNERS--0.2%
Brown-Forman Corp. Class B                                  3,750            193
                                                                    ------------
DIVERSIFIED BANKS--0.7%
Wells Fargo & Co.                                          21,200            625
                                                                    ------------
DRUG RETAIL--0.3%
CVS Caremark Corp.                                          9,900            285
                                                                    ------------
EDUCATION SERVICES--0.2%
Apollo Group, Inc. Class A(b)                               2,700            207
                                                                    ------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.1%
Acuity Brands, Inc.                                         3,800            133
Emerson Electric Co.                                       22,600            827
                                                                    ------------
                                                                             960
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
Agilent Technologies, Inc.(b)                               9,400   $        147
                                                                    ------------
ELECTRONIC MANUFACTURING SERVICES--0.1%
Tyco Electronics Ltd.                                       6,700            109
                                                                    ------------
ENVIRONMENTAL & FACILITIES SERVICES--0.4%
Waste Management, Inc.                                      9,800            325
                                                                    ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.9%
Monsanto Co.                                                9,400            661
Terra Industries, Inc.                                      5,100             85
                                                                    ------------
                                                                             746
                                                                    ------------
FOOD DISTRIBUTORS--1.2%
SYSCO Corp.                                                45,600          1,046
                                                                    ------------
FOOD RETAIL--1.1%
Kroger Co. (The)                                           36,700            969
                                                                    ------------
FOOTWEAR--0.7%
NIKE, Inc. Class B                                         12,400            632
                                                                    ------------
GAS UTILITIES--0.1%
Nicor, Inc.                                                 1,900             66
                                                                    ------------
GENERAL MERCHANDISE STORES--0.4%
Big Lots, Inc.(b)                                           8,600            124
Dollar Tree, Inc.(b)                                        4,900            205
                                                                    ------------
                                                                             329
                                                                    ------------
HEALTH CARE DISTRIBUTORS--0.9%
Cardinal Health, Inc.                                      23,000            793
                                                                    ------------
HEALTH CARE EQUIPMENT--0.3%
Boston Scientific Corp.(b)                                 27,100            210
St. Jude Medical, Inc.(b)                                   2,100             69
                                                                    ------------
                                                                             279
                                                                    ------------
HOME IMPROVEMENT RETAIL--0.3%
Sherwin-Williams Co. (The)                                  3,900            233
                                                                    ------------
HOUSEHOLD APPLIANCES--0.2%
Stanley Works (The)                                         5,600            191
                                                                    ------------
HOUSEHOLD PRODUCTS--2.2%
Kimberly-Clark Corp.                                        6,100            321
Procter & Gamble Co. (The)                                 24,600          1,521
                                                                    ------------
                                                                           1,842
                                                                    ------------
HYPERMARKETS & SUPER CENTERS--1.5%
BJ's Wholesale Club, Inc.(b)                               10,400            356
Wal-Mart Stores, Inc.                                      17,100            959
                                                                    ------------
                                                                           1,315
                                                                    ------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS--0.3%
NRG Energy, Inc.(b)                                        10,600            247
                                                                    ------------

                        See Notes to Financial Statements

                        PHOENIX GROWTH AND INCOME SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
INDUSTRIAL CONGLOMERATES--0.6%
Tyco International Ltd.                                    22,025   $        476
                                                                    ------------
INDUSTRIAL MACHINERY--1.2%
Dover Corp.                                                 6,000            198
Eaton Corp.                                                 5,800            288
Gardner Denver, Inc.(b)                                     4,900            114
Illinois Tool Works, Inc.                                   4,100            144
Parker Hannifin Corp.                                       6,450            274
                                                                    ------------
                                                                           1,018
                                                                    ------------
INSURANCE BROKERS--0.7%
AON Corp.                                                  10,600            484
Gallagher (Arthur J.) & Co.                                 3,200             83
                                                                    ------------
                                                                             567
                                                                    ------------
INTEGRATED OIL & GAS--11.4%
Chevron Corp.                                              28,000          2,071
ConocoPhillips                                             32,400          1,678
Exxon Mobil Corp.                                          49,700          3,968
Occidental Petroleum Corp.                                 33,500          2,010
                                                                    ------------
                                                                           9,727
                                                                    ------------
INTEGRATED TELECOMMUNICATION SERVICES--4.4%
AT&T, Inc.                                                 63,605          1,813
Embarq Corp.                                                5,700            205
Verizon Communications, Inc.                               30,100          1,020
Windstream Corp.                                           74,900            689
                                                                    ------------
                                                                           3,727
                                                                    ------------
INTERNET RETAIL--0.1%
Expedia, Inc.(b)                                           10,000             82
                                                                    ------------
INTERNET SOFTWARE & SERVICES--1.1%
eBay, Inc.(b)                                              29,600            413
Google, Inc. Class A(b)                                     1,700            523
                                                                    ------------
                                                                             936
                                                                    ------------
INVESTMENT BANKING & BROKERAGE--0.5%
Charles Schwab Corp. (The)                                 16,300            263
TD Ameritrade Holding Corp.(b)                             12,400            177
                                                                    ------------
                                                                             440
                                                                    ------------
LEISURE PRODUCTS--0.2%
Hasbro, Inc.                                                7,000            204
                                                                    ------------
LIFE & HEALTH INSURANCE--3.7%
AFLAC, Inc.                                                18,300            839
Lincoln National Corp.                                     12,000            226
MetLife, Inc.                                              24,500            854
Principal Financial Group, Inc.                            17,600            397
Prudential Financial, Inc.                                  4,200            127
StanCorp Financial Group, Inc.                              7,000            293
Unum Group                                                 21,400            398
                                                                    ------------
                                                                           3,134
                                                                    ------------
LIFE SCIENCES TOOLS & SERVICES--0.9%
Life Technologies Corp.(b)                                  8,073            188
Thermo Fisher Scientific, Inc.(b)                          13,600            463
Varian, Inc.(b)                                             2,200             74
                                                                    ------------
                                                                             725
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
MANAGED HEALTH CARE--1.8%
Aetna, Inc.                                                14,800   $        422
CIGNA Corp.                                                10,500            177
Magellan Health Services,
Inc.(b)                                                     2,900            113
UnitedHealth Group, Inc.                                   14,400            383
WellPoint, Inc.(b)                                          9,700            409
                                                                    ------------
                                                                           1,504
                                                                    ------------
METAL & GLASS CONTAINERS--0.3%
Owens-Illinois, Inc.(b)                                     9,600            262
                                                                    ------------
MORTGAGE REITS--0.6%
Annaly Capital Management, Inc.                            33,100            525
                                                                    ------------
MOVIES & ENTERTAINMENT--2.0%
Cinemark Holdings, Inc.                                    11,500             86
Time Warner, Inc.                                          62,000            624
Viacom, Inc. Class B(b)                                    28,400            541
Walt Disney Co. (The)                                      21,300            483
                                                                    ------------
                                                                           1,734
                                                                    ------------
MULTI-LINE INSURANCE--0.7%
Hartford Financial Services
   Group, Inc. (The)                                        6,100            100
Loews Corp.                                                18,100            511
                                                                    ------------
                                                                             611
                                                                    ------------
MULTI-UTILITIES--0.8%
Public Service Enterprise Group, Inc.                      22,000            642
                                                                    ------------
OFFICE REITS--0.1%
Lexington Realty Trust                                     23,870            119
                                                                    ------------
OFFICE SERVICES & SUPPLIES--0.3%
Avery Dennison Corp.                                        6,700            219
                                                                    ------------
OIL & GAS DRILLING--0.5%
ENSCO International, Inc.                                   4,900            139
Transocean Ltd.(b)                                          6,200            293
                                                                    ------------
                                                                             432
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--0.4%
Dresser-Rand Group, Inc.(b)                                 8,100            140
Tidewater, Inc.                                             4,100            165
                                                                    ------------
                                                                             305
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTION--0.7%
Devon Energy Corp.                                          6,400            421
Noble Energy, Inc.                                          3,800            187
                                                                    ------------
                                                                             608
                                                                    ------------
OIL & GAS REFINING & MARKETING--0.1%
Valero Energy Corp.                                         4,000             87
                                                                    ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.6%
Bank of America Corp.                                      35,000            493
JPMorgan Chase & Co.                                       27,900            880
                                                                    ------------
                                                                           1,373
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
PACKAGED FOODS & MEATS--0.3%
Campbell Soup Co.                                           3,100   $         93
Ralcorp Holdings, Inc.(b)                                   2,400            140
                                                                    ------------
                                                                             233
                                                                    ------------
PHARMACEUTICALS--8.7%
Abbott Laboratories                                         3,900            208
Bristol-Myers Squibb Co.                                   37,300            867
Endo Pharmaceuticals Holdings, Inc.(b)                      7,100            184
Forest Laboratories, Inc.(b)                               10,400            265
Johnson & Johnson                                          23,500          1,406
Lilly (Eli) & Co.                                          18,100            729
Medicis Pharmaceutical Corp. Class A                        9,100            127
Merck & Co., Inc.                                          29,600            900
Pfizer, Inc.                                              143,600          2,543
Schering-Plough Corp.                                       7,600            129
                                                                    ------------
                                                                           7,358
                                                                    ------------
PROPERTY & CASUALTY INSURANCE--2.3%
Chubb Corp. (The)                                          11,400            581
Cincinnati Financial Corp.                                 11,700            340
Travelers Cos., Inc. (The)                                 22,400          1,013
                                                                    ------------
                                                                           1,934
                                                                    ------------
PUBLISHING--0.1%
McGraw-Hill Cos., Inc. (The)                                4,800            111
                                                                    ------------
RAILROADS--1.2%
Burlington Northern Santa Fe Corp.                          3,100            235
CSX Corp.                                                   9,100            295
Norfolk Southern Corp.                                      6,900            325
Union Pacific Corp.                                         3,100            148
                                                                    ------------
                                                                           1,003
                                                                    ------------
REGIONAL BANKS--0.4%
Bank of Hawaii Corp.                                        8,000            361
                                                                    ------------
RESTAURANTS--2.1%
McDonald's Corp.                                           29,200          1,816
                                                                    ------------
SEMICONDUCTORS--2.2%
Intel Corp.                                                80,600          1,182
LSI Corp.(b)                                               88,600            291
Silicon Laboratories, Inc.(b)                               3,700             92
Texas Instruments, Inc.                                    21,300            330
                                                                    ------------
                                                                           1,895
                                                                    ------------
SOFT DRINKS--1.6%
Coca-Cola Co. (The)                                        10,800            489
Coca-Cola Enterprises, Inc.                                38,900            468
Pepsi Bottling Group, Inc. (The)                            8,000            180
PepsiAmericas, Inc.                                        11,100            226
                                                                    ------------
                                                                           1,363
                                                                    ------------
SPECIALIZED CONSUMER SERVICES--0.2%
Block (H&R), Inc.                                           5,700            130
                                                                    ------------
SPECIALIZED FINANCE--0.3%
NYSE Euronext, Inc.                                        10,500            288
                                                                    ------------

                        See Notes to Financial Statements

                        PHOENIX GROWTH AND INCOME SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
SPECIALIZED REITS--0.3%
Host Hotels & Resorts, Inc.                                32,300   $        245
                                                                    ------------
SPECIALTY CHEMICALS--0.3%
Lubrizol Corp. (The)                                        6,400            233
                                                                    ------------
SPECIALTY STORES--0.1%
Tiffany & Co.                                               3,200             76
                                                                    ------------
STEEL--0.1%
AK Steel Holding Corp.                                      6,500             61
                                                                    ------------
SYSTEMS SOFTWARE--4.4%
BMC Software, Inc.(b)                                       7,000            188
Microsoft Corp.                                           104,000          2,022
Oracle Corp.(b)                                            62,200          1,103
Symantec Corp.(b)                                          31,700            429
                                                                    ------------
                                                                           3,742
                                                                    ------------
TOBACCO--1.5%
Altria Group, Inc.                                         31,000            467
Philip Morris International, Inc.                           5,700            248
Reynolds American, Inc.                                    13,300            536
                                                                    ------------
                                                                           1,251
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--0.2%
Sprint Nextel Corp.(b)                                     62,300            114
Telephone & Data Systems, Inc.                              2,500             79
                                                                    ------------
                                                                             193
                                                                    ------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $91,766)                                                 82,646
                                                                    ------------
FOREIGN COMMON STOCKS(c)--1.3%
AUTO PARTS & EQUIPMENT--0.1%
Autoliv, Inc. (Sweden)                                      4,000             86
                                                                    ------------
COMMUNICATIONS EQUIPMENT--0.0%
Nortel Networks Corp. (Canada)(b)                              30             --(d)
                                                                    ------------
DIVERSIFIED METALS & MINING--0.1%
Freeport-McMoRan Copper & Gold, Inc.
   (United States)                                          2,800             68
                                                                    ------------
INDUSTRIAL MACHINERY--0.1%
Ingersoll-Rand Co., Ltd. Class A (United States)            3,400             59
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
IT CONSULTING & OTHER SERVICES--0.7%
Accenture Ltd. Class A (United States)                     18,900   $        620
                                                                    ------------
PERSONAL PRODUCTS--0.3%
Herbalife Ltd. (United States)                             15,000            325
                                                                    ------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,893)                                                   1,158
                                                                    ------------
TOTAL LONG TERM INVESTMENTS--98.4%
(IDENTIFIED COST $93,659)                                                 83,804
                                                                    ------------
SHORT-TERM INVESTMENTS--1.3%
MONEY MARKET MUTUAL FUNDS--1.3%
State Street Institutional
   Liquid Reserves Fund (seven-day effective
   yield 1.461%)                                        1,084,796          1,085
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,085)                                                   1,085
                                                                    ------------
TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $94,744)                                                 84,889(a)
                                                                    ------------
Other assets and liabilities, net--0.3%                                      222
                                                                    ------------
NET ASSETS--100.0%                                                  $     85,111
                                                                    ============

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: For tax information at December 31, 2008, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

(b)  Non-income producing.

(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.

(d)  Amount is less than $500 (not reported in thousands).

                        See Notes to Financial Statements

                         PHOENIX MID-CAP GROWTH SERIES
                             SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
DOMESTIC COMMON STOCKS--95.4%
AEROSPACE & DEFENSE--1.0%
Precision Castparts Corp.                                   6,700   $        399
                                                                    ------------
AIR FREIGHT & LOGISTICS--2.8%
Expeditors International of Washington, Inc.               12,500            416
Robinson (C.H.) Worldwide, Inc.                            13,000            715
                                                                    ------------
                                                                           1,131
                                                                    ------------
APPAREL RETAIL--3.3%
Gap, Inc. (The)                                            11,500            154
Ross Stores, Inc.                                          18,700            556
TJX Cos., Inc. (The)                                        8,000            164
Urban Outfitters, Inc.(b)                                  30,700            460
                                                                    ------------
                                                                           1,334
                                                                    ------------
APPLICATION SOFTWARE--2.7%
ANSYS, Inc.(b)                                             20,200            563
Blackboard, Inc.(b)                                         8,800            231
Salesforce.com, Inc.(b)                                     9,500            304
                                                                    ------------
                                                                           1,098
                                                                    ------------
ASSET MANAGEMENT & CUSTODY BANKS--2.1%
BlackRock, Inc.                                             2,600            349
Northern Trust Corp.                                        9,500            495
                                                                    ------------
                                                                             844
                                                                    ------------
BIOTECHNOLOGY--4.6%
Alexion Pharmaceuticals, Inc.(b)                            7,500            271
Cephalon, Inc.(b)                                           5,500            424
Myriad Genetics, Inc.(b)                                   11,000            729
United Therapeutics Corp.(b)                                3,000            188
Vertex Pharmaceuticals, Inc.(b)                             7,700            234
                                                                    ------------
                                                                           1,846
                                                                    ------------
CASINOS & GAMING--3.4%
Penn National Gaming, Inc.(b)                              15,000            321
WMS Industries, Inc.(b)                                    29,800            802
Wynn Resorts Ltd.(b)                                        5,500            232
                                                                    ------------
                                                                           1,355
                                                                    ------------
COMMUNICATIONS EQUIPMENT--2.7%
Harris Corp.                                               17,000            647
Juniper Networks, Inc.(b)                                  24,000            420
                                                                    ------------
                                                                           1,067
                                                                    ------------
COMPUTER & ELECTRONICS RETAIL--0.8%
GameStop Corp. Class A(b)                                  14,400            312
                                                                    ------------
CONSTRUCTION & ENGINEERING--1.2%
Jacobs Engineering Group, Inc.(b)                          10,000            481
                                                                    ------------
CONSTRUCTION MATERIALS--0.3%
Martin Marietta Materials, Inc.                             1,250            121
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
DATA PROCESSING & OUTSOURCED SERVICES--2.1%
Alliance Data Systems Corp.(b)                             12,000   $        558
MasterCard, Inc. Class A                                    1,900            272
                                                                    ------------
                                                                             830
                                                                    ------------
DEPARTMENT STORES--0.6%
Kohl's Corp.(b)                                             6,200            224
                                                                    ------------
DISTILLERS & VINTNERS--0.3%
Central European Distribution Corp.(b)                      5,500            108
                                                                    ------------
DIVERSIFIED SUPPORT SERVICES--2.0%
Copart, Inc.(b)                                             5,000            136
Iron Mountain, Inc.(b)                                     27,800            687
                                                                    ------------
                                                                             823
                                                                    ------------
DRUG RETAIL--0.0%
Shoppers Drug Mart Corp.                                      300             12
                                                                    ------------
EDUCATION SERVICES--4.9%
American Public Education, Inc.(b)                          5,500            204
DeVry, Inc.                                                16,000            919
Strayer Education, Inc.                                     4,000            858
                                                                    ------------
                                                                           1,981
                                                                    ------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.3%
Ametek, Inc.                                               16,800            508
                                                                    ------------
ELECTRONIC COMPONENTS--1.8%
Dolby Laboratories, Inc. Class A(b)                        21,600            708
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.0%
FLIR Systems, Inc.(b)                                      17,000            521
Itron, Inc.(b)                                              5,300            338
Mettler-Toledo International, Inc.(b)                       2,400            162
National Instruments Corp.                                  6,900            168
                                                                    ------------
                                                                           1,189
                                                                    ------------
ELECTRONIC MANUFACTURING SERVICES--1.2%
Trimble Navigation Ltd.(b)                                 21,600            467
                                                                    ------------
ENVIRONMENTAL & FACILITIES SERVICES--4.5%
Clean Harbors, Inc.(b)                                      5,000            317
Covanta Holding Corp.(b)                                   19,700            433
Stericycle, Inc.(b)                                        15,000            781
Waste Connections, Inc.(b)                                  8,500            268
                                                                    ------------
                                                                           1,799
                                                                    ------------
HEALTH CARE EQUIPMENT--7.5%
Bard (C.R.), Inc.                                           7,500            632
Gen-Probe, Inc.(b)                                         11,700            501
IDEXX Laboratories, Inc.(b)                                 9,600            346
Intuitive Surgical, Inc.(b)                                 3,400            432
Masimo Corp.(b)                                            11,000            328
NuVasive, Inc.(b)                                           6,500            225
Wright Medical Group, Inc.(b)                              27,400            560
                                                                    ------------
                                                                           3,024
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
HEALTH CARE FACILITIES--1.8%
Psychiatric Solutions, Inc.(b)                             11,000   $        306
VCA Antech, Inc.(b)                                        21,900            436
                                                                    ------------
                                                                             742
                                                                    ------------
HEALTH CARE SERVICES--1.9%
Express Scripts, Inc.(b)                                   11,500            632
HMS Holdings Corp.(b)                                       4,500            142
                                                                    ------------
                                                                             774
                                                                    ------------
HOME ENTERTAINMENT SOFTWARE--1.2%
Activision Blizzard, Inc.(b)                               55,000            475
                                                                    ------------
HOUSEHOLD PRODUCTS--0.8%
Church & Dwight Co., Inc.                                   6,000            337
                                                                    ------------
HYPERMARKETS & SUPER CENTERS--0.8%
BJ's Wholesale Club, Inc.(b)                                9,100            312
                                                                    ------------
INDUSTRIAL GASES--1.6%
Airgas, Inc.                                               17,000            663
                                                                    ------------
INDUSTRIAL MACHINERY--1.4%
Danaher Corp.                                               9,600            543
                                                                    ------------
INSURANCE BROKERS--0.9%
AON Corp.                                                   7,500            343
                                                                    ------------
INTERNET SOFTWARE & SERVICES--0.8%
Equinix, Inc.(b)                                            5,800            308
                                                                    ------------
INVESTMENT BANKING & BROKERAGE--1.6%
Lazard Ltd. Class A                                        21,600            642
                                                                    ------------
IT CONSULTING & OTHER SERVICES--3.3%
Cognizant Technology Solutions Corp. Class A(b)            25,000            452
IHS, Inc.(b)                                               13,200            494
SAIC, Inc.(b)                                              19,000            370
                                                                    ------------
                                                                           1,316
                                                                    ------------
LIFE SCIENCES TOOLS & SERVICES--0.8%
Illumina, Inc.(b)                                          12,000            313
                                                                    ------------
METAL & GLASS CONTAINERS--0.6%
Pactiv Corp.(b)                                            10,000            249
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--0.9%
CARBO Ceramics, Inc.                                       10,100            359
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTION--3.6%
Concho Resources, Inc.(b)                                  21,600            493
Continental Resources, Inc.(b)                              7,700            159
Range Resources Corp.                                      11,500            395
Southwestern Energy Co.(b)                                 14,000            406
                                                                    ------------
                                                                           1,453
                                                                    ------------
PACKAGED FOODS & MEATS--1.4%
Ralcorp Holdings, Inc.(b)                                   9,600            561
                                                                    ------------

                        See Notes to Financial Statements

                          PHOENIX MID-CAP GROWTH SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
PERSONAL PRODUCTS--0.4%
Chattem, Inc.(b)                                            2,500   $        179
                                                                    ------------
PHARMACEUTICALS--1.7%
Perrigo Co.                                                21,600            698
                                                                    ------------
PROPERTY & CASUALTY INSURANCE--0.6%
Berkley (W.R.) Corp.                                        3,500            109
Fidelity National Financial, Inc. Class A                   6,500            115
                                                                    ------------
                                                                             224
                                                                    ------------
REINSURANCE--0.2%
Everest Re Group Ltd.                                       1,250             95
                                                                    ------------
RESEARCH & CONSULTING SERVICES--1.7%
CoStar Group, Inc.(b)                                      10,100            333
FTI Consulting, Inc.(b)                                     8,000            357
                                                                    ------------
                                                                             690
                                                                    ------------
SECURITY & ALARM SERVICES--0.9%
Corrections Corporation of America(b)                      23,000            376
                                                                    ------------
SEMICONDUCTOR EQUIPMENT--0.4%
Lam Research Corp.(b)                                       7,000            149
                                                                    ------------
SEMICONDUCTORS--1.8%
Microchip Technology, Inc.                                 15,800            308
Microsemi Corp.(b)                                         15,000            190
Silicon Laboratories, Inc.(b)                               9,000            223
                                                                    ------------
                                                                             721
                                                                    ------------
SPECIALIZED FINANCE--1.2%
IntercontinentalExchange, Inc.(b)                           3,750            309
Nasdaq OMX Group (The)(b)                                   6,500            161
                                                                    ------------
                                                                             470
                                                                    ------------
SPECIALTY CHEMICALS--1.7%
Ecolab, Inc.                                               20,000            703
                                                                    ------------
SPECIALTY STORES--0.4%
Staples, Inc.                                               8,000            143
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS--1.3%
Fastenal Co.                                               15,400            537
                                                                    ------------
TRUCKING--0.9%
Hunt (J.B.) Transport Services, Inc.                       13,100            344
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
WIRELESS TELECOMMUNICATION SERVICES--4.7%
American Tower Corp. Class A(b)                            24,700   $        724
MetroPCS Communications, Inc.(b)                            8,000            119
NII Holdings, Inc.(b)                                      25,000            454
SBA Communications Corp. Class A(b)                        36,000            588
                                                                    ------------
                                                                           1,885
                                                                    ------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $48,493)                                                 38,265
                                                                    ------------
FOREIGN COMMON STOCKS(c)--3.6%
DRUG RETAIL--1.8%
Shoppers Drug Mart Corp. (Canada)                          18,900            736
                                                                    ------------
GOLD--0.5%
Agnico-Eagle Mines Ltd. (Canada)(b)                         3,500            180
                                                                    ------------
INTERNET SOFTWARE & SERVICES--0.7%
VistaPrint Ltd. (United States)(b)                         14,700            273
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--0.6%
Core Laboratories N.V. (Netherlands)                        4,050            242
                                                                    ------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $2,296)                                                   1,431
                                                                    ------------
TOTAL LONG TERM INVESTMENTS--99.0%
(IDENTIFIED COST $50,789)                                                 39,696
                                                                    ------------
SHORT-TERM INVESTMENTS--1.1%
MONEY MARKET MUTUAL FUNDS--1.1%
State Street Institutional
Liquid Reserves Fund (seven-day effective
   yield 1.461%)                                          456,684            457
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $457)                                                       457
                                                                    ------------
TOTAL INVESTMENTS--100.1%
(IDENTIFIED COST $51,246)                                                 40,153(a)
Other assets and liabilities, net--(0.1)%                                    (29)
                                                                    ------------
NET ASSETS--100.0%                                                  $     40,124
                                                                    ============

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: For tax information at December 31, 2008, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

(b)  Non-income producing.

(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                           PHOENIX MONEY MARKET SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

($ reported in thousands)

                                                         FACE
                                                         VALUE          VALUE
                                                     ------------   ------------
U.S. TREASURY BILLS(E)--3.6%
U.S. Treasury Bills
   0.015%, 1/8/09                                    $      3,975   $      3,975
   0.150%, 6/4/09                                           3,500          3,498
                                                                    ------------
TOTAL U.S. TREASURY BILLS
(IDENTIFIED COST $7,473)                                                   7,473
                                                                    ------------
FEDERAL AGENCY SECURITIES--39.4%
FHLB
   0.800%, 1/12/09                                          1,000          1,000
   0.480%, 1/15/09                                          4,140          4,139
   0.780%, 1/27/09                                          1,828          1,827
   0.600%, 1/30/09                                          3,100          3,098
   2.370%, 2/2/09                                           4,000          4,004
   2.800%, 2/6/09                                           3,500          3,500
   2.170%, 2/11/09(c)                                         500            501
   0.170%, 4/6/09                                           2,780          2,779
   2.800%, 5/6/09                                           3,000          3,000
   0.400%, 5/15/09                                          4,045          4,039
   3.150%, 7/14/09(c)                                       3,500          3,500
   3.000%, 7/28/09(c)                                       3,500          3,500
   2.560%, 8/4/09                                           3,500          3,537
   3.050%, 9/3/09(c)                                          500            507
   3.400%, 10/2/09(c)                                       4,000          4,000
FHLMC
   0.550%, 1/6/09                                           1,000          1,000
   5.000%, 1/16/09                                          1,750          1,752
   0.200%, 4/22/09                                          2,350          2,348
   3.150%, 7/28/09(c)                                       3,500          3,500
FNMA
   0.900%, 1/5/09                                           4,660          4,659
   0.700%, 1/13/09                                          1,500          1,500
   0.750%, 1/14/09                                          3,255          3,254
   2.821%, 1/15/09                                          1,000            999
   0.100%, 1/27/09                                          1,110          1,110
   0.509%, 2/2/09                                           3,000          2,999
   1.080%, 2/3/09                                           4,250          4,246
   3.250%, 2/15/09                                          1,000          1,001
   0.214%, 2/17/09                                          2,580          2,579
   3.850%, 4/14/09                                          3,500          3,506
   3.200%, 10/2/09(c)                                       4,000          4,000
                                                                    ------------
TOTAL FEDERAL AGENCY SECURITIES
(IDENTIFIED COST $81,384)                                                 81,384
                                                                    ------------
FEDERAL AGENCY SECURITIES--VARIABLE(c)(f)--0.4%
SBA (Final Maturity 2/25/23)
   2.500%, 1/1/09                                             106            106
SBA (Final Maturity 1/25/21)
   1.500%, 1/1/09                                              14             14
SBA (Final Maturity 10/25/22)
   2.500%, 1/1/09                                             210            210
SBA (Final Maturity 11/25/21)
   2.625%, 1/1/09                                             278            278

                                                         FACE
                                                         VALUE          VALUE
                                                     ------------   ------------
SBA (Final Maturity 2/25/23)
   2.500%, 1/1/09                                    $        139   $        139
SBA (Final Maturity 3/25/24)
   1.375%, 1/1/09                                              60             60
SBA (Final Maturity 5/25/21)
   2.500%, 1/1/09                                              57             57
                                                                    ------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE
(IDENTIFIED COST $864)                                                       864
                                                                    ------------
COMMERCIAL PAPER(e)--33.3%
AT&T, Inc.
   0.900%, 1/29/09                                          2,500          2,498
Campbell Soup Co.
   1.000%, 1/8/09                                           1,720          1,720
   1.000%, 1/14/09                                          3,355          3,354
Coca-Cola Co.
   1.550%, 1/6/09                                           3,125          3,124
   1.450%, 1/9/09                                           3,500          3,499
Danaher Corp.
   1.250%, 1/16/09                                          2,595          2,594
   0.250%, 1/20/09                                          2,850          2,850
Dupont (E.I) de Nemours & Co.
   0.400%, 1/7/09                                           1,125          1,125
Eaton Corp.
   1.500%, 1/5/09                                           3,000          2,999
   1.400%, 1/23/09                                          3,500          3,497
Emerson Electric Co.
   1.000%, 1/13/09                                          2,000          1,999
   0.150%, 1/14/09                                            610            610
Hewlett-Packard Co.
   0.100%, 2/12/09                                          3,000          3,000
   0.360%, 2/13/09                                          2,500          2,499
   0.400%, 3/4/09                                             505            505
Kimberly-Clark Worldwide, Inc.
   0.450%, 2/9/09                                           4,000          3,998
Northern Illinois Gas Co.
   0.360%, 1/8/09                                           5,000          5,000
Philip Morris International, Inc.
   0.500%, 2/4/09                                           3,500          3,498
   0.750%, 2/10/09                                          3,000          2,997
Praxair, Inc.
   0.400%, 2/4/09                                           3,675          3,674
   0.400%, 2/5/09                                           3,000          2,999
Procter & Gamble Co.
   1.150%, 1/12/09                                          2,500          2,499
   1.100%, 1/13/09                                          1,000          1,000
Toyota Motor Credit Corp.
   1.750%, 1/7/09                                           3,500          3,499
   0.450%, 1/22/09                                            710            710
   0.850%, 1/22/09                                          1,195          1,194
   0.950%, 2/20/09                                          1,875          1,872
                                                                    ------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $68,813)                                                 68,813
                                                                    ------------


                                                         FACE
                                                         VALUE          VALUE
                                                     ------------   ------------
MEDIUM TERM NOTES--23.1%
Abbott Laboratories
   3.500%, 2/17/09                                   $      3,000   $      3,003
Bear Stearns Cos., Inc. (The)
   3.250%, 3/25/09                                          2,000          2,000
   2.263%, 8/21/09(c)                                       2,500          2,502
Citigroup, Inc.
   3.505%, 1/30/09(c)                                         400            400
Danske Bank A/S 144A (Denmark)
   0.498%, 1/16/09(b)(c)(d)                                 3,000          3,000
Danske Corp. 144A
   4.570%, 4/9/09(b)                                        3,500          3,500
General Electric Capital Corp.
   3.125%, 4/1/09                                           1,100          1,100
   2.096%, 6/15/09(c)                                       2,750          2,767
   2.281%, 8/31/09(c)                                       3,100          3,103
   4.125%, 9/1/09                                           2,100          2,118
HSBC Finance Corp.
   5.875%, 2/1/09                                           1,408          1,411
   6.450%, 2/1/09                                           1,421          1,424
ING USA Global Funding Trust
   2.029%, 9/18/09(c)                                       3,000          3,000
National Australia Bank Ltd. 144A (Australia)
   1.956%, 2/6/09(b)(c)(d)                                  3,000          3,000
Nordea Bank AB (Sweden)
   1.858%, 2/6/09(c)(d)                                     3,000          3,000
Nordea Bank AB 144A (Sweden)
   3.891%, 9/24/09(b)(c)(d)                                 3,000          3,000
Procter & Gamble International Funding
   2.309%, 2/19/09(c)                                       1,000          1,000
Procter & Gamble International Funding 144A
   5.300%, 7/6/09(b)                                        2,000          2,023
Royal Bank of Canada
   3.215%, 10/1/09(c)                                       2,500          2,500
Royal Bank of Canada 144A (Canada)
   1.595%, 10/15/09(b)(c)(d)                                1,000          1,000
Wells & Fargo Co. 144A
   1.345%, 2/17/09(b)(c)                                    3,000          3,000
                                                                    ------------
TOTAL MEDIUM TERM NOTES
(IDENTIFIED COST $47,851)                                                 47,851
                                                                    ------------
TOTAL INVESTMENTS--99.8%
(IDENTIFIED COST $206,385)                                               206,385(a)
Other assets and liabilities, net--0.2%                                      311
                                                                    ------------
NET ASSETS--100.0%                                                  $    206,696
                                                                    ============

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: At December 31, 2008, the aggregate cost of securities was the same for book and federal income tax purposes.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to a value of $18,523 or 9.0% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.

(e)  The rate shown is the discount rate.

(f)  The maturity date shown is the reset date.

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
AGENCY MORTGAGE-BACKED SECURITIES--11.9%
FNMA
   5.000%, 8/1/20                                    $        178   $        183
   5.000%, 4/1/34                                             579            592
   6.000%, 5/1/34                                             392            405
   5.500%, 6/1/34                                           1,343          1,379
   04-W6, 1A4
   5.500%, 7/25/34                                          1,479          1,403
   5.500%, 1/1/35                                             466            478
   05-57, CK
   5.000%, 7/25/35                                            564            565
   05-74, AG
   5.000%, 9/25/35                                            349            350
   6.500%, 8/1/36                                           1,375          1,430
   6.000%, 10/1/36                                          1,162          1,197
   5.500%, 4/1/37                                             781            801
   6.000%, 9/1/37                                           1,514          1,560
   5.500%, 11/1/37                                          3,190          3,274
   5.500%, 1/1/38                                              78             80
   5.500%, 1/1/38                                             657            674
   5.500%, 5/1/38                                           2,034          2,088
   6.000%, 5/1/38                                             657            677
   6.000%, 5/1/38                                           1,407          1,450
   6.000%, 8/1/38                                             492            507
GNMA
   6.500%, 10/15/23                                            25             26
   6.500%, 12/15/25                                            45             48
   6.500%, 1/15/26                                              6              6
   6.500%, 8/15/31                                            323            339
   6.500%, 11/15/31                                            64             68
   6.500%, 3/15/32                                            121            127
   6.500%, 4/15/32                                            550            578
   6.500%, 4/15/32                                            261            274
                                                                    ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $20,148)                                                 20,559
                                                                    ------------
MUNICIPAL BONDS--5.5%
ARIZONA--1.2%
Salt River Project Agricultural
   Improvement & Power
   District Electric System
   Series A
   5.000%, 1/1/38                                           2,160          2,034
                                                                    ------------
CALIFORNIA--0.9%
Alameda Corridor Transportation
   Authority Taxable Series C
   (MBIA Insured)
   6.600%, 10/1/29                                          1,750          1,576
                                                                    ------------
DELAWARE--0.6%
Delaware Transportation Authority
   Motor Fuel Tax Series A
   (MBIA Insured)
   5.000%, 7/1/19                                             940          1,002
                                                                    ------------
ILLINOIS--0.8%
Educational Facilities Authority -
   Loyola University Series C
   Taxable (AMBAC Insured)
   7.120%, 7/1/11                                           1,330          1,428
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
MICHIGAN--0.1%
Tobacco Settlement Finance
   Authority Taxable Series A
   7.309%, 6/1/34                                    $        230   $        133
                                                                    ------------
MINNESOTA--1.6%
State of Minnesota
   5.000%, 8/1/19                                           2,500          2,729
                                                                    ------------
SOUTH DAKOTA--0.1%
Educational Enhancement
   Funding Corp. Taxable Series A
   6.720%, 6/1/25                                             257            241
                                                                    ------------
VIRGINIA--0.2%
Tobacco Settlement Financing
   Corp. Taxable Series A-1
   6.706%, 6/1/46                                             595            325
                                                                    ------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $9,955)                                                   9,468
                                                                    ------------
ASSET-BACKED SECURITIES--1.5%
Bombardier Capital Mortgage
   Securitization Corp. 99-A, A3
   5.980%, 1/15/18 (c)                                        847            503
Carmax Auto Owner Trust 07-2, B
   5.370%, 3/15/13                                            600            465
Conseco Finance Securitizations
   Corp. 01-3, A4
   6.910%, 5/1/33 (c)                                       1,285            805
Dunkin Securitization 06-1,
   M1 144A
   8.285%, 6/20/31 (b)                                      1,100            710
FMAC Loan Receivables
   Trust 98-CA, A2 144A
   6.660%, 9/15/20 (b)                                        247            198
MASTR Alternative Net Interest
Margin 06-6, N1 144A
   1.471%, 9/26/46 (b)(c)(s)                                  139              0
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $4,177)                                                   2,681
                                                                    ------------
DOMESTIC CORPORATE BONDS--33.1%
ADVERTISING--0.1%
Donnelley (R.H.), Inc. 144A
   11.750%, 5/15/15(b)                                        323             81
                                                                    ------------
AEROSPACE & DEFENSE--0.9%
DRS Technologies, Inc.
   6.625%, 2/1/16                                             500            503
L-3 Communications Corp.
   7.625%, 6/15/12                                            625            612
   Series B
   6.375%, 10/15/15                                           250            235
Precision Castparts Corp.
   5.600%, 12/15/13                                           150            135
                                                                    ------------
                                                                           1,485
                                                                    ------------
AIRLINES--1.6%
American Airlines, Inc. 01-1
   6.977%, 5/23/21                                          1,071            536
Continental Airlines, Inc. 98-1A
   6.648%, 9/15/19                                            680            496

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
AIRLINES--CONTINUED
Delta Air Lines, Inc. 00-A1
   7.379%, 5/18/10                                   $      1,014   $        933
United Airlines, Inc.
   00-2A
   7.032%, 10/1/10                                            773            711
   01-A1
   6.071%, 3/1/13                                             157            148
                                                                    ------------
                                                                           2,824
                                                                    ------------
APPLICATION SOFTWARE--0.2%
Intuit, Inc.
   5.750%, 3/15/17                                            415            307
                                                                    ------------
ASSET MANAGEMENT & CUSTODY BANKS--0.5%
Bank of New York Co., Inc. (The)
   3.625%, 1/15/09                                            180            180
BlackRock, Inc.
   6.250%, 9/15/17                                            375            351
Janus Capital Group, Inc.
   6.250%, 6/15/12                                            500            400
                                                                    ------------
                                                                             931
                                                                    ------------
AUTOMOBILE MANUFACTURERS--0.1%
Ford Motor Co.
   7.450%, 7/16/31                                            625            178
General Motors Corp.
   7.200%, 1/15/11                                            240             51
                                                                    ------------
                                                                             229
                                                                    ------------
BROADCASTING--1.3%
Comcast Cable Holdings LLC
   7.875%, 8/1/13                                             500            514
COX Communications, Inc.
   5.450%, 12/15/14                                           625            547
Time Warner Cable, Inc.
   6.750%, 7/1/18                                             650            626
Viacom, Inc.
   6.250%, 4/30/16                                            625            518
                                                                    ------------
                                                                           2,205
                                                                    ------------
BUILDING PRODUCTS--0.8%
Esco Corp. 144A
   8.625%, 12/15/13(b)                                        600            423
Masco Corp.
   5.850%, 3/15/17                                            825            534
Owens Corning, Inc.
   6.500%, 12/1/16                                            495            358
                                                                    ------------
                                                                           1,315
                                                                    ------------
CABLE & SATELLITE--0.5%
DIRECTV Holdings LLC/
DIRECTV Financing Co., Inc.
   6.375%, 6/15/15                                          1,000            927
                                                                    ------------
CASINOS & GAMING--0.4%
MGM MIRAGE
   8.500%, 9/15/10                                            630            533
Pokagon Gaming Authority 144A
   10.375%, 6/15/14(b)                                        117            101

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
CASINOS & GAMING--CONTINUED
Seminole Hard Rock Entertainment,
   Inc./Seminole Hard Rock
   International LLC 144A
   4.496%, 3/15/14(b)(c)                             $        125   $         64
                                                                    ------------
                                                                             698
                                                                    ------------
COMPUTER STORAGE & PERIPHERALS--0.2%
Seagate Technology HDD
   Holdings, Inc.
   6.375%, 10/1/11                                            480            334
                                                                    ------------
CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS--0.1%
Terex Corp.
   7.375%, 1/15/14                                            250            219
                                                                    ------------
CONSTRUCTION MATERIALS--0.7%
Building Materials Corp. of America
   7.750%, 8/1/14                                             610            388
CRH America, Inc.
   8.125%, 7/15/18                                          1,100            794
                                                                    ------------
                                                                           1,182
                                                                    ------------
CONSUMER ELECTRONICS--0.3%
Best Buy Co., Inc. 144A
   6.750%, 7/15/13(b)                                         640            597
                                                                    ------------
CONSUMER FINANCE--2.9%
American Express Credit Corp.
   7.300%, 8/20/13                                            650            665
Capital One Bank
   5.750%, 9/15/10                                            125            121
Ford Motor Credit Co. LLC
   7.875%, 6/15/10                                            615            492
   8.625%, 11/1/10                                            650            492
   9.875%, 8/10/11                                            575            425
   9.203%, 4/15/12(c)                                          95             87
GMAC LLC
   7.250%, 3/2/11                                             791            680
   6.875%, 9/15/11                                            629            515
   6.000%, 12/15/11                                           633            512
Hertz Corp. (The)
   8.875%, 1/1/14                                             600            372
   10.500%, 1/1/16                                            150             69
SLM Corp.
   5.450%, 4/25/11                                            250            197
   7.060%, 1/31/14(c)                                          50             27
   8.450%, 6/15/18                                            500            396
                                                                    ------------
                                                                           5,050
                                                                    ------------
DATA PROCESSING & OUTSOURCED SERVICES--1.4%
Broadridge Financial Solutions, Inc.
   6.125%, 6/1/17                                           1,000            726
Convergys Corp.
   4.875%, 12/15/09                                         1,000            843
Western Union Co. (The)
   5.930%, 10/1/16                                            940            804
                                                                    ------------
                                                                           2,373
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
DISTILLERS & VINTNERS--0.3%
Constellation Brands, Inc.
   8.375%, 12/15/14                                  $        280   $        267
   7.250%, 5/15/17                                            180            171
                                                                    ------------
                                                                             438
                                                                    ------------
DIVERSIFIED SUPPORT SERVICES--0.0%
Cintas Corp. No. 2
   6.000%, 6/1/12                                              50             50
                                                                    ------------
ELECTRIC UTILITIES--1.9%
Allegheny Energy Supply Co.
   LLC 144A
   8.250%, 4/15/12(b)                                         250            246
CMS Energy Corp.
   7.750%, 8/1/10                                             100             99
Consumers Energy Co. Series J
   6.000%, 2/15/14                                          1,250          1,247
Dominion Resources, Inc. Series D
   5.125%, 12/15/09                                           100            100
FPL Group Capital, Inc.
   7.875%, 12/15/15                                           210            228
Midwest Generation LLC Series B
   8.560%, 1/2/16                                             209            199
Northeast Utilities
   5.650%, 6/1/13                                             465            434
Public Service Co. of Colorado Series A
   6.875%, 7/15/09                                             25             25
Southern California Edison Co.
   7.625%, 1/15/10                                            100            102
   5.000%, 1/15/14                                             50             51
   6.000%, 1/15/34                                            100            111
   04-G
   5.750%, 4/1/35                                             125            135
Texas Competitive Electric
   Holdings Co. LLC 144A
   10.250%, 11/1/15(b)                                        360            258
                                                                    ------------
                                                                           3,235
                                                                    ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.2%
General Cable Corp.
   7.125%, 4/1/17                                             500            332
                                                                    ------------
ELECTRONIC MANUFACTURING SERVICES--1.0%
Jabil Circuit, Inc.
   5.875%, 7/15/10                                          1,000            915
   8.250%, 3/15/18                                            900            576
Tyco Electronic Group SA
   6.000%, 10/1/12                                            210            189
                                                                    ------------
                                                                           1,680
                                                                    ------------
ENVIRONMENTAL & FACILITIES SERVICES--0.5%
Allied Waste North America, Inc.
   6.125%, 2/15/14                                            500            453
Waste Management, Inc.
   7.375%, 8/1/10                                             430            436
                                                                    ------------
                                                                             889
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
GAS UTILITIES--0.3%
AmeriGas Partners LP
   7.250%, 5/20/15                                   $        500   $        410
Southwest Gas Corp.
   7.625%, 5/15/12                                            140            140
                                                                    ------------
                                                                             550
                                                                    ------------
HEALTH CARE SERVICES--0.3%
Fresenius Medical Care Capital Trust IV
   7.875%, 6/15/11                                             25             24
Quest Diagnostics, Inc.
   7.500%, 7/12/11                                             35             38
   6.400%, 7/1/17                                             510            468
                                                                    ------------
                                                                             530
                                                                    ------------
HEALTH CARE SUPPLIES--0.1%
Bausch & Lomb, Inc. 144A
   9.875%, 11/1/15(b)                                         125             94
                                                                    ------------
HOTELS, RESORTS & CRUISE LINES--0.4%
Royal Caribbean Cruises Ltd.
   6.875%, 12/1/13                                          1,250            700
                                                                    ------------
HOUSEHOLD PRODUCTS--0.2%
Yankee Acquisition Corp.
   Series B
   9.750%, 2/15/17                                            815            346
                                                                    ------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS--0.1%
AES Corp. (The)
   7.750%, 10/15/15                                           150            127
                                                                    ------------
INDUSTRIAL MACHINERY--0.1%
Kennametal, Inc.
   7.200%, 6/15/12                                            225            219
                                                                    ------------
INDUSTRIAL REITS--0.1%
ProLogis
   6.625%, 5/15/18                                            275            132
                                                                    ------------
INTEGRATED OIL & GAS--0.0%
Occidental Petroleum Corp.
   4.250%, 3/15/10                                             80             81
                                                                    ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.5%
Qwest Corp.
   6.500%, 6/1/17                                             307            227
Windstream Corp.
   8.625%, 8/1/16                                             500            445
   7.000%, 3/15/19                                            250            194
                                                                    ------------
                                                                             866
                                                                    ------------
INVESTMENT BANKING & BROKERAGE--1.6%
Bear Stearns Cos., Inc. (The)
   7.250%, 2/1/18                                           1,250          1,370
Goldman Sachs Group, Inc. (The)
   5.950%, 1/18/18                                            480            455

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                       PAR
                                                      VALUE             VALUE
                                                  ------------      ------------
INVESTMENT BANKING & BROKERAGE--CONTINUED
Jefferies Group, Inc.
   5.500%, 3/15/16                                $        225      $        163
Lehman Brothers Holdings, Inc.
   6.750%, 12/28/17(q)(t)                                  460                --(r)
Merrill Lynch & Co., Inc. (Brazil)
   10.710%, 3/8/17                                         380(g)            134
   6.110%, 1/29/37                                         500               449
Morgan Stanley 144A (Brazil)
   10.090%, 5/3/17(b)                                    1,000(g)            266
                                                                    ------------
                                                                           2,837
                                                                    ------------
LEISURE FACILITIES--0.1%
Scientific Games Corp. 144A
   7.875%, 6/15/16(b)                                      100                81
                                                                    ------------
LEISURE PRODUCTS--0.5%
Brunswick Corp.
   11.750%, 8/15/13                                        800               362
Hasbro, Inc.
   6.300%, 9/15/17                                         475               449
                                                                    ------------
                                                                             811
                                                                    ------------
LIFE & HEALTH INSURANCE--0.3%
Americo Life, Inc. 144A
   7.875%, 5/1/13(b)                                       200               190
OneAmerica Financial Partners, Inc. 144A
   7.000%, 10/15/33(b)                                     175               162
StanCorp Financial Group, Inc.
   6.875%, 10/1/12                                         225               203
                                                                    ------------
                                                                             555
                                                                    ------------
LIFE SCIENCES TOOLS & SERVICES--0.4%
Fisher Scientific International, Inc.
   6.750%, 8/15/14                                         725               685
                                                                    ------------
MANAGED HEALTH CARE--0.1%
UnitedHealth Group, Inc.
   4.875%, 4/1/13                                          125               116
                                                                    ------------
MORTGAGE REITS--0.0%
iStar Financial, Inc. Series B
   5.125%, 4/1/11                                           75                26
                                                                    ------------
MOVIES & ENTERTAINMENT--0.2%
Time Warner, Inc.
   6.875%, 5/1/12                                          275               264
                                                                    ------------
MULTI-LINE INSURANCE--0.2%
Assurant, Inc.
   6.750%, 2/15/34                                          75                45
Farmers Insurance Exchange 144A
   8.625%, 5/1/24(b)                                        75                50
Liberty Mutual Group, Inc. 144A
   5.750%, 3/15/14(b)                                      200               129
   7.000%, 3/15/34(b)                                      150                89
Liberty Mutual Insurance Co. 144A
   8.500%, 5/15/25(b)                                       25                21
New York Life Insurance Co. 144A
   5.875%, 5/15/33(b)                                      100                89
                                                                    ------------
                                                                             423
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
OFFICE ELECTRONICS--0.3%
Xerox Corp.
   6.750%, 2/1/17                                    $        600   $        435
                                                                    ------------
OFFICE REITS--0.3%
Mack-Cali Realty LP
   5.125%, 2/15/14                                            700            493
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--0.1%
Helix Energy Solutions Group, Inc. 144A
   9.500%, 1/15/16(b)                                         400            214
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTION--0.9%
Chesapeake Energy Corp.
   6.875%, 11/15/20                                           425            308
EOG Resources, Inc.
   6.125%, 10/1/13                                            345            360
Plains Exploration & Production Co.
   7.750%, 6/15/15                                            610            464
Swift Energy Co.
   7.625%, 7/15/11                                            500            393
                                                                    ------------
                                                                           1,525
                                                                    ------------
OIL & GAS REFINING & MARKETING--0.3%
Tesoro Corp.
   6.500%, 6/1/17                                             780            432
                                                                    ------------
OIL & GAS STORAGE & TRANSPORTATION--0.9%
Buckeye Partners LP
   6.050%, 1/15/18                                            390            327
Kaneb Pipe Line Operating Partnership LP
   5.875%, 6/1/13                                             125            105
Kern River Funding Corp. 144A
   4.893%, 4/30/18(b)                                          73             58
Kinder Morgan Management Co.
   5.700%, 1/5/16                                             700            525
Williams Cos., Inc. (The)
   7.125%, 9/1/11                                             500            460
                                                                    ------------
                                                                           1,475
                                                                    ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.0%
Bank of America Corp.
   8.000%, 12/29/49(c)                                        625            450
Citigroup, Inc.
   5.625%, 8/27/12                                            650            609
   5.000%, 9/15/14                                            575            506
   4.875%, 5/7/15                                             175            140
Glencore Funding LLC 144A
   6.000%, 4/15/14(b)                                       1,150            465
International Lease Finance Corp.
   3.500%, 4/1/09                                             600            570
JPMorgan Chase & Co. Series 1
   7.900%, 12/31/49 (c)                                       429            357
National Rural Utilities Cooperative
   Finance Corp.
   5.500%, 7/1/13                                             350            339
                                                                    ------------
                                                                           3,436
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
PACKAGED FOODS & MEATS--0.2%
Dean Holding Co.
   6.900%, 10/15/17                                  $         50   $         40
Kellogg Co. Series B
   6.600%, 4/1/11                                              75             79
Tyson Foods, Inc.
   7.850%, 4/1/16                                             400            298
                                                                    ------------
                                                                             417
                                                                    ------------
PAPER PACKAGING--0.2%
Jefferson Smurfit Corp.
   8.250%, 10/1/12                                            215             38
Plastipak Holdings, Inc. 144A
   8.500%, 12/15/15(b)                                        500            337
                                                                    ------------
                                                                             375
                                                                    ------------
PAPER PRODUCTS--0.2%
Verso Paper Holdings LLC/Verso
   Paper, Inc. Series B
   11.375%, 8/1/16                                            850            259
                                                                    ------------
PROPERTY & CASUALTY INSURANCE--0.4%
Berkley (W.R.) Corp.
   5.875%, 2/15/13                                             75             68
Berkshire Hathaway Finance Corp.
   4.625%, 10/15/13                                           100             99
Fund American Companies, Inc.
   5.875%, 5/15/13                                            175            127
Kingsway America, Inc.
   7.500%, 2/1/14                                             125             85
Markel Corp.
   6.800%, 2/15/13                                            175            155
NYMAGIC, Inc.
   6.500%, 3/15/14                                            150            160
Progressive Corp. (The)
   6.250%, 12/1/32                                             75             64
                                                                    ------------
                                                                             758
                                                                    ------------
PUBLISHING--0.0%
Dex Media, Inc.
   8.000%, 11/15/13                                            50             10
Donnelley (R.H.) Corp.
   8.875%, 10/15/17                                            13              2
Idearc, Inc.
   8.000%, 11/15/16                                           500             40
                                                                    ------------
                                                                              52
                                                                    ------------
REGIONAL BANKS--1.6%
Citizens Republic Bancorp, Inc.
   5.750%, 2/1/13                                              25             22
First Tennessee Bank
   3.874%, 1/23/09(c)                                         216            216
   2.296%, 5/18/09(c)                                         400            389
Hudson United Bank
   7.000%, 5/15/12                                             80             90
Northern Trust Co. (The)
   6.500%, 8/15/18                                            600            641
PNC Financial Services
   Group, Inc. (The)
   8.250%, 5/29/49(c)                                         650            524

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
REGIONAL BANKS--CONTINUED
Sovereign Bank
   8.750%, 5/30/18                                   $        600   $        593
Wachovia Bank NA
   5.000%, 8/15/15                                            300            261
Zions Bancorp
   6.000%, 9/15/15                                            125             93
                                                                    ------------
                                                                           2,829
                                                                    ------------
RESEARCH & CONSULTING SERVICES--0.5%
Equifax, Inc.
   6.300%, 7/1/17                                           1,250            905
                                                                    ------------
RESTAURANTS--0.0%
OSI Restaurants Partners LLC
   10.000%, 6/15/15                                            50              9
                                                                    ------------
SOFT DRINKS--0.1%
Coca-Cola Enterprises, Inc.
   7.125%, 8/1/17                                             133            144
                                                                    ------------
SPECIALIZED CONSUMER SERVICES--0.1%
Mobile Mini, Inc.
   6.875%, 5/1/15                                             250            171
                                                                    ------------
SPECIALIZED REITS--1.1%
Health Care REIT, Inc.
   5.875%, 5/15/15                                          1,775          1,225
Host Hotels & Resorts LP
   6.875%, 11/1/14                                            650            504
Realty Income Corp.
   6.750%, 8/15/19                                            425            246
                                                                    ------------
                                                                           1,975
                                                                    ------------
SPECIALTY CHEMICALS--0.5%
Cabot Finance BV 144A
   5.250%, 9/1/13(b)                                          750            790
Nalco Co.
   7.750%, 11/15/11                                            50             48
                                                                    ------------
                                                                             838
                                                                    ------------
SPECIALTY STORES--0.3%
Office Depot, Inc.
   6.250%, 8/15/13                                          1,000            518
                                                                    ------------
STEEL--0.1%
Steel Dynamics, Inc.
   7.375%, 11/1/12                                            337            248
                                                                    ------------
TOBACCO--1.1%
Altria Group, Inc.
   8.500%, 11/10/13                                           335            347
Reynolds American, Inc.
   7.300%, 7/15/15                                            750            633
7.625%, 6/1/16                                                600            500
UST, Inc.
5.750%, 3/1/18                                                500            411
                                                                    ------------
                                                                           1,891
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
Nextel Communications, Inc.
   Series D
   7.375%, 8/1/15                                    $      1,000   $        420
Verizon Wireless 144A
   8.500%, 11/15/18(b)                                        440            516
                                                                    ------------
                                                                             936
                                                                    ------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $72,896)                                                 57,159
                                                                    ------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--7.7%
American Tower Trust
   07-1A, C 144A
   5.615%, 4/15/37 (b)                                        500            336
Bear Stearns Commercial
Mortgage Securities
   07-PW18, AM
   6.084%, 11/11/17(c)                                      1,475            737
   06-PW12, A4
   5.718%, 9/11/38(c)                                         610            496
   05-PWR8, A2
   4.484%, 6/11/41                                            260            237
Bear Stearns Structured
   Products, Inc. 05-10 144A
   3.911%, 4/26/35 (b)(c)(s)                                  227             50
Chase Mortgage Finance
   Corp. 06-A1, 4A1
   6.040%, 9/25/36 (c)                                      1,745          1,214
Countrywide Home Loan
   Mortgage Pass-Through
   Trust 04-13, 1A1
   5.500%, 8/25/34                                            922            829
Credit Suisse Mortgage
   Capital Certificates 06-C1, A3
   5.552%, 2/15/39 (c)                                      1,100            817
Crown Castle Towers LLC
   05-1A, B 144A
   4.878%, 6/15/35 (b)                                        800            560
First Horizon Asset Securities,
   Inc. 05-AR1, 2A1
   4.999%, 4/25/35 (c)                                        865            586
GMAC Commercial Mortgage
Securities, Inc. 03-C2, A2
   5.485%, 5/10/40 (c)                                        425            382
GS Mortgage Securities
   Corp. II 07-GG10, A4
   5.799%, 8/10/45 (c)                                      1,090            791
IndyMac Index Mortgage
   Loan Trust 06-AR25, 3A1
   6.253%, 9/25/36 (c)                                      1,391            654
JPMorgan Chase Commercial
   Mortgage Securities Corp.
   07-LD12, A4
   5.882%, 7/15/17 (c)                                      1,000            711
Lehman Brothers - UBS
   Commercial Mortgage Trust
   07-C2, H 144A
   5.980%, 2/15/40(b)(c)                                    1,400            144
   05-C3, AM
   4.794%, 7/15/40                                            600            354
   07-C7, A3
   5.866%, 9/15/45(c)                                         600            424
MASTR Resecuritization Trust 144A
   04-3 5.000%, 3/28/34(b)(s)                                 448            146
   05-1 5.000%, 10/28/34(b)(s)                                400            132

                                                       PAR
                                                      VALUE             VALUE
                                                  ------------      ------------
Merrill Lynch-Countrywide
   Commercial Mortgage Trust
   06-4, A3
   5.172%, 12/12/49 (c)                           $      1,095      $        824
Morgan Stanley Capital I
   05-HQ5, A3
   5.007%, 1/14/42                                         850               710
Residential Accredit Loans,
   Inc. 02-QS12, B1
   6.250%, 9/25/32                                         567               165
Timberstar Trust 06-1A, A 144A
   5.668%, 10/15/36 (b)                                  1,275               824
Wachovia Bank Commercial
   Mortgage Trust
   07-C33, A4
   5.903%, 7/15/17(c)                                    1,000               723
   07-C30, A5
   5.342%, 12/15/43                                        770               504
                                                                    ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $19,859)                                                 13,350
                                                                    ------------
FOREIGN GOVERNMENT SECURITIES--11.0%
ARGENTINA--0.1%
Republic of Argentina
   Series GDP
   2.280%, 12/15/35(c)                                   5,490               165
                                                                    ------------
BRAZIL--0.7%
Federative Republic of Brazil
   12.500%, 1/5/22                                       1,875(g)            862
   10.250%, 1/10/28                                        935(g)            357
                                                                    ------------
                                                                           1,219
                                                                    ------------
CANADA--1.0%
Commonwealth of Canada
   2.750%, 12/1/10                                       2,025(h)          1,691
                                                                    ------------
COLOMBIA--0.3%
Republic of Colombia
   12.000%, 10/22/15                                 1,075,000(i)            528
                                                                    ------------
GERMANY--1.3%
Federal Republic of Germany
   Series 147
   2.500%, 10/8/10                                       1,525(j)          2,144
                                                                    ------------
INDONESIA--0.9%
Republic of Indonesia RegS
   6.625%, 2/17/37(e)                                    1,385               998
Republic of Indonesia
   Series FR-23
   11.000%, 12/15/12                                 6,000,000(k)            535
                                                                    ------------
                                                                           1,533
                                                                    ------------
MEXICO--0.2%
Republic of Mexico
   9.000%, 12/20/12                                      5,000(l)            378
                                                                    ------------
NORWAY--0.7%
Kingdom of Norway
   6.000%, 5/16/11                                       8,150(m)          1,254
                                                                    ------------

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                       PAR
                                                      VALUE             VALUE
                                                  ------------      ------------
RUSSIA--1.8%
Russian Federation
   RegS
   7.500%, 3/31/30(c)(e)                          $      1,576      $      1,391
   144A
   7.500%, 3/31/30(b)(c)                                 2,034             1,774
                                                                    ------------
                                                                           3,165
                                                                    ------------
SWEDEN--0.8%
Kingdom of Sweden
   Series 1048
   4.000%, 12/1/09                                      10,125(o)          1,312
                                                                    ------------
TRINIDAD AND TOBAGO--0.1%
Republic of Trinidad and
   Tobago RegS
   9.875%, 10/1/09 (e)                                     225               232
                                                                    ------------
UKRAINE--0.2%
Republic of Ukraine 144A
   6.580%, 11/21/16(b)                                     750               281
                                                                    ------------
VENEZUELA--2.9%
Republic of Venezuela
   RegS 5.375%, 8/7/10(e)                                1,500             1,170
   8.500%, 10/8/14                                         600               315
   RegS 5.750%, 2/26/16(e)                                 550               237
   9.250%, 9/15/27                                       5,310             2,867
   9.375%, 1/13/34                                       1,000               465
                                                                    ------------
                                                                           5,054
                                                                    ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $24,539)                                                 18,956
                                                                    ------------
FOREIGN CORPORATE BONDS(d)--12.1%
AUSTRALIA--0.5%
Rio Tinto Finance USA Ltd.
   6.500%, 7/15/18                                       1,075               788
                                                                    ------------
CANADA--1.4%
Agrium, Inc.
   6.750%, 1/15/19                                         550               526
Canadian National Resources Ltd.
   5.900%, 2/1/18                                          500               432
Catalyst Paper Corp.
   7.375%, 3/1/14                                        1,055               396
Petro-Canada
   6.050%, 5/15/18                                         240               198
Rogers Wireless
   Communications, Inc.
   6.375%, 3/1/14                                          575               546
Videotron/Quebecor Media, Inc.
   6.375%, 12/15/15                                        300               237
Videotron/Quebecor Media, Inc. 144A
   9.125%, 4/15/18(b)                                       83                78
                                                                    ------------
                                                                           2,413
                                                                    ------------
CHILE--0.3%
Empresa Nacional de
   Electricidad SA
   8.350%, 8/1/13                                          500               528
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
CHINA--0.1%
China Properties Group
   Ltd. 144A
   9.125%, 5/4/14(b)                                 $        500   $        198
                                                                    ------------
CYPRUS--0.3%
ABH Financial Ltd.
   (Alfa Markets Ltd.) 144A
   8.200%, 6/25/12(b)                                         250            146
Alfa Invest Ltd. 144A
   9.250%, 6/24/13(b)                                         575            351
                                                                    ------------
                                                                             497
                                                                    ------------
FRANCE--0.1%
Compagnie Generale de
   Geophysique-Veritas
   7.750%, 5/15/17                                            425            249
                                                                    ------------
GERMANY--0.4%
Deutsche Bank AG
   4.875%, 5/20/13                                            165            162
E.ON International Finance BV 144A
   5.800%, 4/30/18(b)                                         600            561
Hanson Australia Funding Ltd.
   5.250%, 3/15/13                                            125             42
                                                                    ------------
                                                                             765
                                                                    ------------
HONG KONG--0.1%
Hutchison Whampoa
International Ltd. 144A
   5.450%, 11/24/10(b)                                        150            151
                                                                    ------------
INDIA--0.2%
ICICI Bank Ltd. 144A
   6.375%, 4/30/22(b)(c)                                      625            328
                                                                    ------------
INDONESIA--0.2%
Majapahit Holding BV 144A
   7.250%, 6/28/17(b)                                         825            433
                                                                    ------------
ISRAEL--0.2%
Israel Electric Corp. Ltd. 144A
   7.250%, 1/15/19(b)                                         345            322
                                                                    ------------
ITALY--0.3%
Telecom Italia Capital SA
   6.999%, 6/4/18                                             600            487
                                                                    ------------
JAPAN--0.4%
Resona Bank Ltd. 144A
   5.850%, 9/29/49(b)(c)                                    1,250            709
                                                                    ------------
KAZAKHSTAN--0.9%
Kazkommerts International BV RegS
   8.000%, 11/3/15 (e)                                      1,000            480
                                                                    ------------
KazMunaiGaz Finance Sub
   BV 144A
   9.125%, 7/2/18(b)                                          600            390
                                                                    ------------
TengizChevroil Finance Co.
   S.A.R.L. 144A
   6.124%, 11/15/14(b)                                        857            652
                                                                    ------------
                                                                           1,522
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
LUXEMBOURG--0.3%
ArcelorMittal 144A
   6.125%, 6/1/18(b)                                 $        490   $        309
OJSC Vimpel Communications
   (VIP Finance Ireland Ltd.) 144A
   9.125%, 4/30/18(b)                                         250            136
                                                                    ------------
                                                                             445
                                                                    ------------
MALAYSIA--0.7%
Malaysia International Shipping
   Corp. Capital Ltd. 144A
   6.125%, 7/1/14(b)                                        1,250          1,270
                                                                    ------------
RUSSIA--2.3%
European Bank for
Reconstruction & Development
   6.000%, 2/14/12                                         32,600(n)         677
Gaz Captial SA 144A
   8.146%, 4/11/18(b)                                         145            107
Gazprom International SA 144A
   7.201%, 2/1/20(b)                                          805            588
Gazprom OAO (Gaz Capital SA) 144A
   6.212%, 11/22/16(b)                                      1,530          1,010
   6.510%, 3/7/22(b)                                          520            309
OJSC AK Transneft
   (TransCapitalInvest Ltd.) 144A
   5.670%, 3/5/14(b)                                          610            395
OJSC Vimpel Communications
   (UBS Luxembourg SA) 144A
   8.375%, 10/22/11(b)                                        250            199
Russian Agricultural Bank
   OJSC (RSHB Capital SA) 144A
   6.299%, 5/15/17(b)                                         615            350
TNK-BP Finance SA 144A
   7.500%, 3/13/13(b)                                         425            266
                                                                    ------------
                                                                           3,901
                                                                    ------------
SINGAPORE--0.3%
UOB Cayman Ltd. 144A
   5.796%, 12/29/49(b)(c)                                     700            518
                                                                    ------------
SOUTH AFRICA--0.0%
SABMiller plc 144A
   6.625%, 8/15/33(b)                                          75             63
                                                                    ------------
SOUTH KOREA--0.6%
Korea Development Bank
   5.300%, 1/17/13                                            313            284
Woori Bank 144A
   6.125%, 5/3/16(b)(c)                                     1,000            720
                                                                    ------------
                                                                           1,004
                                                                    ------------
UNITED ARAB EMIRATES--0.4%
Abu Dhabi National Energy Co. 144A
   5.875%, 10/27/16(b)                                        825            674
                                                                    ------------
UNITED KINGDOM--1.2%
BAT International Finance plc 144A
   9.500%, 11/15/18(b)                                        180            185
British Sky Broadcasting Group plc
   6.875%, 2/23/09                                            650            653
HBOs plc 144A
   6.750%, 5/21/18(b)                                         200            176

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
UNITED KINGDOM--CONTINUED
Ineos Group Holdings plc 144A
   8.500%, 2/15/16(b)                                $        500   $         47
Petroplus Finance Ltd. 144A
   6.750%, 5/1/14(b)                                          500            320
Vedanta Resources plc 144A
   9.500%, 7/18/18(b)                                         625            331
Vodafone Group plc
   6.150%, 2/27/37                                            375            371
                                                                    ------------
                                                                           2,083
                                                                    ------------
UNITED STATES--0.6%
Freeport-McMoRan Copper &
   Gold, Inc.
   6.875%, 2/1/14                                             540            486
Nova Chemicals Corp.
   5.720%, 11/15/13(c)                                      1,468            565
                                                                    ------------
                                                                           1,051
                                                                    ------------
VENEZUELA--0.3%
Petroleos de Venezuela S.A. RegS
   5.250%, 4/12/17 (e)                                      1,500            544
                                                                    ------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $30,959)                                                 20,943
                                                                    ------------
DOMESTIC CONVERTIBLE BONDS--0.1%

PHARMACEUTICALS--0.1%
Par Pharmaceutical Cos., Inc.
   2.875%, 9/30/10                                            300            234
                                                                    ------------
TOTAL DOMESTIC CONVERTIBLE BONDS
(IDENTIFIED COST $277)                                                       234
                                                                    ------------
FOREIGN CONVERTIBLE BONDS--0.1%

BRAZIL--0.1%
Vale Capital Ltd.
   5.500%, 6/15/10                                              6            167
                                                                    ------------
TOTAL FOREIGN CONVERTIBLE BONDS
(IDENTIFIED COST $300)                                                       167
                                                                    ------------
DOMESTIC LOAN AGREEMENTS(c)--12.9%

ADVERTISING--0.1%
Lamar Media Corp. Tranche F
   4.625%, 3/31/14                                            190            163
                                                                    ------------
AEROSPACE & DEFENSE--0.1%
TransDigm, Inc. Tranche
   5.210%, 6/23/13                                            200            162
                                                                    ------------
APPAREL RETAIL--0.1%
HBI Branded Apparel Ltd., Inc. Tranche
   7.266%, 3/5/14                                             325            238
                                                                    ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.1%
Totes Isotoner Corp. Tranche 2
   9.876%, 1/16/14                                            500            150
                                                                    ------------
APPLICATION SOFTWARE--0.2%
Getty Tranche B
   8.053%, 6/30/15                                            380            341
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
AUTO PARTS & EQUIPMENT--0.2%
Mark IV Industries, Inc.
   Tranche B
   8.029%, 6/21/11                                   $        939   $        324
   Tranche 2
   11.878%, 12/19/11                                          321             25
                                                                    ------------
                                                                             349
                                                                    ------------
AUTOMOBILE MANUFACTURERS--0.2%
Ford Motor Co. Tranche B
   4.430%, 12/16/13                                           606            248
General Motors Corp. Tranche B
   5.795%, 11/29/13                                           311            144
                                                                    ------------
                                                                             392
                                                                    ------------
BROADCASTING--0.5%
Charter Communications
   Operating LLC Tranche
   4.510%, 3/6/14                                             983            727
MCC Georgia LLC Tranche E
   6.750%, 1/3/16                                             129            101
                                                                    ------------
                                                                             828
                                                                    ------------
COMMODITY CHEMICALS--0.5%
Celanese Holdings LLC Tranche B
   5.553%, 4/2/14                                           1,237            860
                                                                    ------------
COMMUNICATIONS EQUIPMENT--0.5%
CommScope, Inc. Tranche B
   6.131%, 12/27/14                                         1,101            811
                                                                    ------------
CONSUMER FINANCE--0.2%
Hertz Corp.
   Tranche B
   3.866%, 12/21/12                                           390            240
   Letter of Credit
   4.704%, 12/21/12                                            83             51
                                                                    ------------
                                                                             291
                                                                    ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.6%
First Data Corp.
   Tranche B-1
   5.536%, 9/24/14                                            576            368
   Tranche B-3
   6.230%, 9/24/14                                            825            527
Reynolds & Reynolds Co. (The)
   Tranche FL
   3.436%, 10/24/12                                           453            219
                                                                    ------------
                                                                           1,114
                                                                    ------------
DEPARTMENT STORES--0.7%
Neiman-Marcus Group, Inc.
   (The) Tranche
   4.565%, 4/6/13                                           1,873          1,204
                                                                    ------------
DIVERSIFIED REAL ESTATE ACTIVITIES--0.0%
Tropicana Entertainment LLC
   Tranche B
   7.250%, 1/3/12                                             110             27
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
DIVERSIFIED SUPPORT SERVICES--0.1%
ARAMARK Corp.
   Letter of Credit
   4.494%, 1/26/14                                   $         17   $         14
   Tranche B-1
   5.637%, 1/26/14                                            261            218
                                                                    ------------
                                                                             232
                                                                    ------------
ELECTRIC UTILITIES--0.3%
Texas Competitive Electric
   Holdings Co. LLC
   Tranche B-2
   6.139%, 10/10/14                                           435            302
   Tranche B-3
   6.265%, 10/10/14                                           248            173
                                                                    ------------
                                                                             475
                                                                    ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.2%
Baldor Electric Co. Tranche B
   5.063%, 1/31/14                                            456            392
                                                                    ------------
HEALTH CARE FACILITIES--0.7%
HCA, Inc.
   Tranche A 5.762%, 11/18/12                                 165            140
   Tranche B 6.012%, 11/18/13                                 674            532
Health Management Associates,
   Inc. Tranche B
   5.512%, 2/28/14                                            244            153
LifePoint Hospitals, Inc. Tranche B
   4.435%, 4/15/12                                            390            329
                                                                    ------------
                                                                           1,154
                                                                    ------------
HEALTH CARE SERVICES--0.3%
Psychiatric Solutions, Inc. Tranche
   3.557%, 7/1/12                                             702            555
                                                                    ------------
HOUSEHOLD PRODUCTS--0.1%
Yankee Candle Co., Inc. Tranche B
   5.515%, 2/6/14                                             232            124
                                                                    ------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS--0.7%
NRG Energy, Inc.
   Tranche B
   5.262%, 2/1/13                                             779            686
   Letter of Credit
   5.262%, 2/1/13                                             653            575
                                                                    ------------
                                                                           1,261
                                                                    ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.9%
Level 3 Communications, Inc.
   Tranche B
   7.000%, 3/13/14                                            115             73
NTELOS, Inc. Tranche B-1
   3.690%, 8/24/11                                            740            627
Time Warner Telecom Holdings,
   Inc. Tranche B
   5.120%, 1/7/13                                           1,234            948
                                                                    ------------
                                                                           1,648
                                                                    ------------

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2008

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
LEISURE FACILITIES--0.3%
AMF Bowling Worldwide, Inc.
   Tranche B
   5.738%, 5/17/13                                   $        862   $        356
PTI Group, Inc. Tranche
   9.250%, 2/28/13                                            280            168
                                                                    ------------
                                                                             524
                                                                    ------------
METAL & GLASS CONTAINERS--0.3%
Anchor Glass Container Corp.
   Tranche 7.736%, 6/1/13                                     603            498
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--0.1%
Helix Energy Solutions Group, Inc. Tranche
   5.058%, 7/1/13                                             194            135
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTION--0.3%
ATP Oil & Gas Corp.
   Tranche B-1
   8.500%, 7/15/14                                            728            421
   Tranche B-2
   8.500%, 1/15/11                                            228            131
                                                                    ------------
                                                                             552
                                                                    ------------
PACKAGED FOODS & MEATS--0.2%
Wrigley (WM) Jr. Co. Tranche B
   7.750%, 10/6/14                                            315            303
                                                                    ------------
PAPER PRODUCTS--1.2%
Boise Paper Holdings LLC
   Tranche B
   7.500%, 2/22/14                                            397            312
   Tranche
   10.000%, 2/22/15                                           483            121
Georgia-Pacific Corp.
   Tranche B
   5.394%, 12/20/10                                           506            452
   Tranche B-1
   5.251%, 12/20/12                                           955            791
NewPage Corp. Tranche B
   7.000%, 12/21/14                                           675            437
                                                                    ------------
                                                                           2,113
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
PUBLISHING--0.2%
Idearc, Inc. Tranche B
   5.740%, 11/17/14                                  $        980   $        308
                                                                    ------------
SEMICONDUCTORS--0.5%
Freescale Semiconductor, Inc.
   Tranche
   5.470%, 12/1/13                                          1,321            788
                                                                    ------------
SPECIALIZED FINANCE--0.8%
Sungard Data Systems, Inc.
   Tranche B
   3.828%, 2/28/14                                          1,937          1,320
                                                                    ------------
SPECIALTY CHEMICALS--0.1%
JohnsonDiversey, Inc.
   Tranche B
   4.791%, 12/16/11                                           201            174
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--1.6%
ALLTEL Communications, Inc.
   Tranche B-3
   4.811%, 5/15/15                                            617            612
   Tranche B-2
   5.316%, 5/15/15                                            371            366
Cricket Communications, Inc.
   Tranche B
   7.262%, 6/16/13                                            609            508
MetroPCS Wireless, Inc.
   Tranche B
   5.438%, 2/20/14                                          1,687          1,372
                                                                    ------------
                                                                           2,858
                                                                    ------------
TOTAL DOMESTIC LOAN AGREEMENTS
(IDENTIFIED COST $32,234)                                                 22,344
                                                                    ------------
FOREIGN LOAN AGREEMENTS(c)(d)--0.5%
GERMANY--0.5%
Fresenius Medical Care AG & Co.
   KGaA Tranche B
   4.971%, 3/31/13                                            897            781
                                                                    ------------
TOTAL FOREIGN LOAN AGREEMENTS
(IDENTIFIED COST $897)                                                       781
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
DOMESTIC PREFERRED STOCK--0.2%
CONSUMER FINANCE--0.1%
Preferred Blocker, Inc. (GMAC) Pfd.
   9.000%                                                     436   $        137
                                                                    ------------
SPECIALIZED REITS--0.0%
Saul Centers, Inc. Series A Pfd.
   8.000%                                                     425              6
                                                                    ------------
THRIFTS & MORTGAGE FINANCE--0.1%
Chevy Chase Bank FSB Series C Pfd.
   8.000%                                                   3,925             57
Chevy Chase Preferred Capital
   Corp. Series A Pfd.
   10.375%                                                  1,225             47
FNMA Pfd. 8.250%                                           63,000             54
                                                                    ------------
                                                                             158
                                                                    ------------
TOTAL DOMESTIC PREFERRED STOCK
(IDENTIFIED COST $1,403)                                                     301
                                                                    ------------
DOMESTIC COMMON STOCKS--0.0%
INTEGRATED TELECOMMUNICATION SERVICES--0.0%
AT&T Latin America Corp.
   Class A(f)(p)                                           64,050              0
                                                                    ------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $282)                                                         0
                                                                    ------------
TOTAL LONG TERM INVESTMENTS--96.6%
(IDENTIFIED COST $217,926)                                               166,943
                                                                    ------------
SHORT-TERM INVESTMENTS--1.4%
MONEY MARKET MUTUAL FUNDS--1.4%
State Street Institutional
   Liquid Reserves Fund
   (seven-day effective
   yield 1.461%)                                        2,395,977          2,396
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $2,396)                                                   2,396
                                                                    ------------
TOTAL INVESTMENTS--98.0%
(IDENTIFIED COST $220,322)                                               169,339(a)
Other assets and liabilities, net--2.0%                                    3,562
                                                                    ------------
NET ASSETS--100.0%                                                  $    172,901
                                                                    ============

                         See Footnote Legend on page 59.

                        See Notes to Financial Statements

                    PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2008

(Amounts reported in thousands)

At December 31, 2008, the series had entered into forward currency contract as follows:

                                                          Net Unrealized
                                     Settlement            Appreciation
Contract to Sell   In Exchange for      Date      Value   (Depreciation)
----------------   ---------------   ----------   -----   --------------
   JPY 80,660          USD 825         2/13/09     $890        $65
                                                               ===

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: For tax information at December 31, 2008, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to a value of $22,768 or 13.2% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header or parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.

(e) Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.

(f) Illiquid security. Security valued at fair value as determined in good faith by or under the direction of the Trustees.

(g)  Par value represents Brazilian Real (reported in thousands).

(h)  Par value represents Canadian Dollar (reported in thousands).

(i)  Par value represents Colombian Peso (reported in thousands).

(j)  Par value represents Euro (reported in thousands).

(k)  Par value represents Indonesian Rupiah (reported in thousands).

(l)  Par value represents Mexican Peso (reported in thousands).

(m)  Par value represents Norwegian Krone (reported in thousands).

(n)  Par value represents Russian Ruble (reported in thousands).

(o)  Par value represents Swedish Krona (reported in thousands).

(p)  Non-income producing.

(q)  Security in default.

(r)  Amount is less than $500 (not reported in thousands).

(s) Illiquid and restricted security. At December 31, 2008, these securities amounted to a value of $328 or 0.2% of net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

(t)  Illiquid security.

                       See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
AGENCY MORTGAGE-BACKED SECURITIES--15.9%
FHLMC
   4.500%, 12/1/18                                   $        290   $        298
FNMA
   4.000%, 7/1/19                                             160            163
   5.000%, 2/1/20                                              80             83
   5.000%, 8/1/20                                              44             45
   04-W6, 1A4
   5.500%, 7/25/34                                            267            253
   6.000%, 8/1/34                                             172            178
   5.500%, 3/1/35                                             221            227
   5.500%, 4/1/35                                             536            550
   05-57, CK
   5.000%, 7/25/35                                             35             35
   05-65, PJ
   5.000%, 8/25/35                                            151            152
   05-65, DK
   5.000%, 8/25/35                                             46             46
   05-74, AG
   5.000%, 9/25/35                                             46             47
   6.500%, 8/1/36                                              82             85
   6.000%, 1/1/37                                             453            467
   5.500%, 4/1/37                                             144            148
   6.000%, 8/1/37                                              62             63
   6.000%, 9/1/37                                              95             97
   6.000%, 10/1/37                                            179            184
   5.500%, 11/1/37                                            386            396
   6.000%, 12/1/37                                            245            253
   5.500%, 2/1/38                                             146            150
   6.000%, 2/1/38                                             231            238
   6.000%, 2/1/38                                             155            160
   5.500%, 4/1/38                                             860            883
   5.500%, 5/1/38                                             414            424
   5.500%, 7/1/38                                             295            303
   5.500%, 7/1/38                                             531            545
                                                                    ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $6,322)                                                   6,473
                                                                    ------------
MUNICIPAL BONDS--4.8%
ARIZONA--0.9%
Arizona School Board
   Facilities Improvement
   5.000%, 1/1/14                                             345            383
                                                                    ------------
CONNECTICUT--0.3%
Mashantucket Western Pequot
   Tribe Taxable Series A 144A
   (MBIA Insured)
   6.910%, 9/1/12 (b)                                         100            101
                                                                    ------------
ILLINOIS--1.3%
Illinois Community College
   District No. 523, Prerefunded
   2/01/10 @100 (FSA Insured)
   5.750%, 2/1/14                                             500            524
                                                                    ------------
KENTUCKY--0.5%
State Property & Buildings
   Commission (FSA Insured)
   5.250%, 10/1/13                                            195            214
                                                                    ------------
NEW YORK--0.5%
Dormitory Authority Personal
   Economic Development
   Taxable Series B
   3.350%, 12/15/09                                           205            207
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
TEXAS--1.2%
Department of Transportation
   5.000%, 10/1/12                                   $        430   $        470
                                                                    ------------
VIRGINIA--0.1%
Tobacco Settlement Financing
   Corp. Taxable Series A-1
   6.706%, 6/1/46                                             105             57
                                                                    ------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $1,972)                                                   1,956
                                                                    ------------
ASSET-BACKED SECURITIES--7.9%
AmeriCredit Automobile
   Receivables Trust
   06-RM, A2
   5.420%, 8/8/11                                             162            150
   07-BF, A3A
   5.160%, 4/6/12                                             100             97
Banc of America Securities
   Auto Trust 06-G1, B
   5.340%, 2/18/11                                            100             94
Bombardier Capital Mortgage
   Securitization Corp. 99-A, A3
   5.980%, 1/15/18 (c)                                        100             59
Carmax Auto Owner Trust
   05-1, C 4.820%, 10/15/11                                   200            188
   07-2, B 5.370%, 3/15/13                                     95             74
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   04-1, 1A4
   4.111%, 8/25/30                                             51             46
Daimler Chrysler Auto Trust 08-B, A4A
   5.320%, 11/10/14                                           135            119
Dunkin Securitization 06-1, M1 144A
   8.285%, 6/20/31 (b)                                        160            103
FMAC Loan Receivables Trust 98-CA, A2 144A
   6.660%, 9/15/20 (b)                                         48             39
Ford Credit Auto Owner Trust 06-C, A4A
   5.150%, 2/15/12                                            250            238
GMAC Mortgage Corp. Loan Trust 05-AR2, 2A
   4.865%, 5/25/35(c)                                         269            155
   05-HE2, A3
   4.622%, 11/25/35(c)                                         33             31
   06-HE2, A3
   6.320%, 5/25/36(c)                                         350            201
   06-HE3, A2
   5.750%, 10/25/36(c)                                        350            240
Great America Leasing Receivables 05-1, A4 144A
   4.970%, 8/20/10 (b)                                        175            174
Green Tree Financial Corp. 94-1, A5
   7.650%, 4/15/19                                             82             71
Hyundai Auto Receivables
   Trust 08-A, A3
   4.930%, 12/17/12                                           200            169
JPMorgan Mortgage Acquisition Corp. 06-CW2, AF3
   5.777%, 8/25/36 (c)                                        225            132

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
MASTR Alternative Net Interest
   Margin 06-6, N1 144A
   1.471%, 9/26/46 (b)(c)(r)                         $         25   $          0
Renaissance Home Equity Loan Trust
   05-3, AF3
   4.814%, 11/25/35(c)                                        470            434
   06-1, AF2
   5.533%, 5/25/36(c)                                          30             30
Residential Funding Mortgage
   Securities II, Inc. 05-HI2, A3
   4.460%, 5/25/35                                             39             39
Structured Asset Securities Corp. 05-7XS, 1A2B
   5.270%, 4/25/35 (c)                                        300            224
Wachovia Auto Loan Owner Trust 06-1, A4 144A
   5.080%, 4/20/12 (b)                                        130            122
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $4,062)                                                   3,229
                                                                    ------------
DOMESTIC CORPORATE BONDS--24.5%
AEROSPACE & DEFENSE--0.3%
L-3 Communications Corp.
   7.625%, 6/15/12                                            115            113
                                                                    ------------
AGRICULTURAL PRODUCTS--0.3%
Cargill, Inc. 144A
   5.600%, 9/15/12(b)                                         115            108
                                                                    ------------
AIRLINES--1.4%
American Airlines, Inc. 01-1
   6.977%, 5/23/21                                            378            189
Continental Airlines, Inc. 98-1A
   6.648%, 9/15/19                                            133             97
Delta Air Lines, Inc. 00-A1
   7.379%, 5/18/10                                            123            113
United Airlines, Inc.
   00-2A 7.032%, 10/1/10                                       72             67
   01-A1 6.071%, 3/1/13                                       109            103
                                                                    ------------
                                                                             569
                                                                    ------------
APPLICATION SOFTWARE--0.1%
Intuit, Inc.
   5.750%, 3/15/17                                             41             30
                                                                    ------------
ASSET MANAGEMENT & CUSTODY BANKS--0.9%
Invesco Ltd.
   4.500%, 12/15/09                                           250            235
Janus Capital Group, Inc.
   6.250%, 6/15/12                                             75             60
Northern Trust Corp.
   5.500%, 8/15/13                                             75             77
                                                                    ------------
                                                                             372
                                                                    ------------
AUTOMOBILE MANUFACTURERS--0.2%
Daimler Finance North America LLC
   6.500%, 11/15/13                                            70             55
General Motors Corp.
   7.200%, 1/15/11                                             80             17
                                                                    ------------
                                                                              72
                                                                    ------------

                       See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2008

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
BROADCASTING--1.3%
Comcast Cable Holdings LLC
   7.875%, 8/1/13                                    $        150   $        154
COX Communications, Inc.
   4.625%, 6/1/13                                             250            217
Time Warner Cable, Inc.
   6.200%, 7/1/13                                              85             80
Viacom, Inc.
   5.750%, 4/30/11                                            100             91
                                                                    ------------
                                                                             542
                                                                    ------------
BUILDING PRODUCTS--0.3%
Esco Corp. 144A
   8.625%, 12/15/13(b)                                        154            109
                                                                    ------------
CASINOS & GAMING--0.4%
MGM MIRAGE
   8.500%, 9/15/10                                            155            131
Seminole Hard Rock Entertainment,
   Inc./Seminole Hard Rock
   International LLC 144A
   4.496%, 3/15/14(b)(c)                                       25             13
                                                                    ------------
                                                                             144
                                                                    ------------
CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS--0.4%
Terex Corp.
   7.375%, 1/15/14                                            195            171
                                                                    ------------
CONSTRUCTION MATERIALS--0.2%
CRH America, Inc.
   8.125%, 7/15/18                                            130             94
                                                                    ------------
CONSUMER ELECTRONICS--0.1%
Best Buy Co., Inc. 144A
   6.750%, 7/15/13(b)                                          60             56
                                                                    ------------
CONSUMER FINANCE--2.8%
American Express Credit Corp.
   Series C
   5.875%, 5/2/13                                             135            129
   7.300%, 8/20/13                                             75             77
American Honda Finance Corp. 144A
   6.700%, 10/1/13(b)                                         150            151
ERAC USA Finance Co. 144A
   5.800%, 10/15/12(b)                                        195            163
Ford Motor Credit Co. LLC
   9.875%, 8/10/11                                            118             87
   9.203%, 4/15/12(c)                                         135            123
GMAC LLC
   3.399%, 5/15/09(c)                                         135            129
   6.875%, 9/15/11                                             24             20
Hertz Corp. (The)
   8.875%, 1/1/14                                             100             62
SLM Corp.
   6.220%, 2/1/10(c)                                          250            196
                                                                    ------------
                                                                           1,137
                                                                    ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.5%
Convergys Corp.
   4.875%, 12/15/09                                           250            211
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
DIVERSIFIED BANKS--0.9%
Bank One Corp.
   7.875%, 8/1/10                                    $         50   $         53
Wachovia Corp.
   5.300%, 10/15/11                                           130            125
Wells Fargo & Co.
   4.375%, 1/31/13                                            200            196
                                                                    ------------
                                                                             374
                                                                    ------------
DIVERSIFIED REAL ESTATE ACTIVITIES--0.5%
Colonial Realty LP
   4.800%, 4/1/11                                             250            199
                                                                    ------------
ELECTRIC UTILITIES--1.0%
Allegheny Energy Supply Co. LLC 144A
   8.250%, 4/15/12(b)                                          40             39
Consumers Energy Co. Series H
   4.800%, 2/17/09                                            100            100
FPL Group Capital, Inc.
   7.875%, 12/15/15                                            50             54
Midwest Generation LLC Series B
   8.560%, 1/2/16                                             113            108
Northeast Utilities
   5.650%, 6/1/13                                             105             98
Texas Competitive Electric Holdings Co. LLC 144A
   10.500%, 11/1/15(b)                                         36             26
                                                                    ------------
                                                                             425
                                                                    ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.2%
General Cable Corp.
   6.258%, 4/1/15(c)                                          210             99
                                                                    ------------
ELECTRONIC MANUFACTURING SERVICES--0.1%
Tyco Electronic Group SA
   6.000%, 10/1/12                                             35             32
                                                                    ------------
FOOD RETAIL--0.4%
Kroger Co. (The)
   8.050%, 2/1/10                                             140            142
                                                                    ------------
GAS UTILITIES--0.1%
AmeriGas Partners LP
   7.250%, 5/20/15                                             25             20
                                                                    ------------
HEALTH CARE FACILITIES--0.3%
HCA, Inc.
   9.125%, 11/15/14                                           145            135
                                                                    ------------
HOTELS, RESORTS & CRUISE LINES--0.1%
Starwood Hotels & Resort Worldwide, Inc.
   6.250%, 2/15/13                                             63             43
                                                                    ------------
HOUSEHOLD PRODUCTS--0.1%
Yankee Acquisition Corp. Series B
   8.500%, 2/15/15                                             80             38
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
INDUSTRIAL GASES--0.2%
Air Products & Chemicals, Inc.
   4.150%, 2/1/13                                    $         70   $         67
                                                                    ------------
INDUSTRIAL REITS--0.0%
ProLogis
   6.625%, 5/15/18                                             35             17
                                                                    ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.9%
AT&T Corp.
   7.300%, 11/15/11                                           185            192
Embarq Corp.
   6.738%, 6/1/13                                             100             85
Qwest Corp.
   7.875%, 9/1/11                                              95             87
                                                                    ------------
                                                                             364
                                                                    ------------
INVESTMENT BANKING & BROKERAGE--1.2%
Bear Stearns Cos., Inc. (The)
   7.250%, 2/1/18                                             160            175
Goldman Sachs Group, Inc. (The)
   5.950%, 1/18/18                                             84             80
Lehman Brothers Holdings, Inc.
   6.750%, 12/28/17(f)(g)                                     105             --(q)
Merrill Lynch & Co., Inc.
   6.150%, 4/25/13                                             75             74
Morgan Stanley 144A (Brazil)
   10.090%, 5/3/17(b)                                         250(h)          67
Piper Jaffray Equipment Trust Securities 144A
   6.000%, 9/10/11(b)                                         124             89
                                                                    ------------
                                                                             485
                                                                    ------------
LEISURE FACILITIES--0.1%
Scientific Games Corp. 144A
   7.875%, 6/15/16(b)                                          25             20
                                                                    ------------
LEISURE PRODUCTS--0.2%
   Brunswick Corp.
   11.750%, 8/15/13                                           136             61
                                                                    ------------
LIFE SCIENCES TOOLS & SERVICES--0.3%
Fisher Scientific International, Inc.
   6.750%, 8/15/14                                            140            132
                                                                    ------------
MOVIES & ENTERTAINMENT--0.2%
Time Warner, Inc.
   6.875%, 5/1/12                                             100             96
                                                                    ------------
OFFICE ELECTRONICS--0.2%
Xerox Corp.
   5.650%, 5/15/13                                            120             94
                                                                    ------------
OFFICE SERVICES & SUPPLIES--0.2%
Steelcase, Inc.
   6.500%, 8/15/11                                            100             94
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--0.0%
Helix Energy Solutions Group, Inc. 144A
   9.500%, 1/15/16(b)                                          13              7
                                                                    ------------

                        See Notes to Financial Statements

                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2008

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
OIL & GAS EXPLORATION & PRODUCTION--0.8%
Chesapeake Energy Corp.
   6.875%, 11/15/20                                  $        100   $         73
EOG Resources, Inc.
   6.125%, 10/1/13                                             60             63
Swift Energy Co.
   7.625%, 7/15/11                                            125             98
XTO Energy, Inc.
   5.750%, 12/15/13                                            90             87
                                                                    ------------
                                                                             321
                                                                    ------------
OIL & GAS REFINING & MARKETING--0.4%
Frontier Oil Corp.
   6.625%, 10/1/11                                            100             91
Tesoro Corp.
   6.250%, 11/1/12                                            115             80
                                                                    ------------
                                                                             171
                                                                    ------------
OIL & GAS STORAGE & TRANSPORTATION--1.0%
Buckeye Partners LP
   6.050%, 1/15/18                                             15             13
Knight, Inc.
   6.500%, 9/1/12                                             171            145
Pacific Energy Partners LP/Pacific
   Energy Finance Corp.
   7.125%, 6/15/14                                             75             66
Transcontinental Gas Pipe Line Corp. Series B
   7.000%, 8/15/11                                            100             98
Williams Cos., Inc. (The)
   7.125%, 9/1/11                                             100             92
                                                                    ------------
                                                                             414
                                                                    ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.1%
Bank of America Corp.
   7.400%, 1/15/11                                            185            189
Citigroup, Inc.
   5.625%, 8/27/12                                            200            187
   5.000%, 9/15/14                                             90             79
General Electric Capital Corp.
   8.125%, 5/15/12                                            125            133
International Lease Finance Corp.
   3.500%, 4/1/09                                              75             71
JPMorgan Chase & Co. Series 1
   7.900%, 4/29/49 (c)                                         96             80
MassMutual Global Funding II 144A
   3.500%, 3/15/10(b)                                         100             98
                                                                    ------------
                                                                             837
                                                                    ------------
PAPER PACKAGING--0.0%
Jefferson Smurfit Corp.
   8.250%, 10/1/12                                             40              7
                                                                    ------------
PAPER PRODUCTS--0.1%
Bowater, Inc.
   4.996%, 3/15/10(c)                                         165             27
Verso Paper Holdings LLC and
   Verso Paper, Inc. Series B
   6.943%, 8/1/14 (c)                                          85             25
                                                                    ------------
                                                                              52
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
REGIONAL BANKS--0.1%
First Tennessee Bank
   3.874%, 1/23/09(c)                                $         22   $         22
                                                                    ------------
RETAIL REITS--0.7%
Kimco Realty Corp.
   4.820%, 8/15/11                                            155            133
Simon Property Group LP
   5.600%, 9/1/11                                             205            171
                                                                    ------------
                                                                             304
                                                                    ------------
SPECIALIZED FINANCE--0.9%
CIT Group, Inc.
   4.750%, 12/15/10                                           205            180
CME Group, Inc.
   5.400%, 8/1/13                                              75             75
Textron Financial Corp.
   5.125%, 11/1/10                                            100             90
                                                                    ------------
                                                                             345
                                                                    ------------
SPECIALIZED REITS--0.6%
Host Hotels & Resorts LP
   6.875%, 11/1/14                                            115             89
Nationwide Health Properties, Inc.
   6.250%, 2/1/13                                             130            112
Ventas Realty LP/Ventas Capital Corp.
   6.750%, 6/1/10                                              50             48
                                                                    ------------
                                                                             249
                                                                    ------------
STEEL--0.3%
Steel Dynamics, Inc.
   7.375%, 11/1/12                                            141            104
                                                                    ------------
TOBACCO--0.7%
Altria Group, Inc.
   8.500%, 11/10/13                                            80             83
Philip Morris Capital Corp.
   7.500%, 7/16/09                                            200            201
                                                                    ------------
                                                                             284
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
Nextel Communications, Inc. Series D
   7.375%, 8/1/15                                              75             31
Verizon Wireless 144A
   8.500%, 11/15/18(b)                                        105            123
                                                                    ------------
                                                                             154
                                                                    ------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $11,907)                                                  9,936
                                                                    ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--13.9%
American General Mortgage
   Loan Trust 06-1, A2 144A
   5.750%, 12/25/35 (b)(c)                                    275            263
Asset Securitization Corp.
   96-D3, A1C
   7.400%, 10/13/26                                            16             16
Banc of America Commercial
   Mortgage, Inc. 05-6, AM
   5.180%, 9/10/47 (c)                                         40             24

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
Bear Stearns Commercial
   Mortgage Securities 06-PW12, A4
   5.718%, 9/11/38(c)                                $        150   $        122
   05-PWR8, A2
   4.484%, 6/11/41                                             60             55
Bear Stearns Commercial Mortgage Securities
   04-ESA, J 144A
   5.817%, 5/14/16 (b)                                        350            351
Bear Stearns Structured Products, Inc. 05-10 144A
   3.911%, 4/26/35 (b)(c)(r)                                   60             13
Chase Mortgage Finance Corp.
   04-S1, M
   5.098%, 2/25/19(c)                                          73             50
   04-S3, 3A1
   6.000%, 3/25/34                                            315            277
   06-A1, 4A1
   6.040%, 9/25/36(c)                                         345            240
Countrywide Home Loan Mortgage Pass-Through
   Trust 04-13, 1A1
   5.500%, 8/25/34                                            154            138
Credit Suisse First Boston Mortgage
   Securities Corp. 03-8, 3A24
   5.500%, 4/25/33                                            281            194
Crown Castle Towers LLC 144A
   05-1A, AFX
   4.643%, 6/15/35(b)                                         250            213
   05-1A, B
   4.878%, 6/15/35(b)                                         190            133
   First Horizon Asset Securities, Inc.
   05-AR1, 2A1
   4.999%, 4/25/35 (c)                                        192            130
GMAC Commercial Mortgage Securities, Inc.
   98-C2 E
   6.500%, 5/15/35                                             50             49
   03-C2, A2
   5.485%, 5/10/40(c)                                         110             99
   04-C3, A4
   4.547%, 12/10/41                                           180            163
GS Mortgage Securities Corp. II 144A
   07-EOP, G
   2.396%, 3/6/20(b)(c)                                       130             78
   07-EOP, H
   2.526%, 3/6/20(b)(c)                                       110             66
Harborview Mortgage Loan Trust 05-9, B10
   2.258%, 6/20/35 (c)(f)                                     120             10
IndyMac Index Mortgage Loan Trust
   06-AR25, 3A1
   6.253%, 9/25/36(c)                                         169             80
   07-AR2, B1
   5.852%, 6/25/37(c)(f)                                      134              7
JPMorgan Chase Commercial
   Mortgage Securities Corp.
   05-LDP5, AM
   5.221%, 12/15/44 (c)                                        50             30
JPMorgan Mortgage Trust
   06-A1, B1
   5.409%, 2/25/36 (c)(f)                                     247             52

                       See Notes to Financial Statements

                  PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2008

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
Lehman Brothers - UBS
   Commercial Mortgage Trust
   06-C3, AM
   5.712%, 3/15/39(c)                                $         25   $         13
   07-C2, A2
   5.303%, 2/15/40                                            225            177
   05-C3, AM
   4.794%, 7/15/40                                             70             41
   07-C6, A2
   5.845%, 7/15/40                                            150            114
Lehman Brothers Commercial Conduit Mortgage Trust
   99-C2, A2
   7.325%, 10/15/32                                           340            339
Merrill Lynch Mortgage Investors Trust 06-3, 2A1
   6.076%, 10/25/36 (c)                                       147            110
Merrill Lynch-Countrywide Commercial Mortgage
   Trust 06-4, A3
   5.172%, 12/12/49 (c)                                       250            188
Morgan Stanley Capital I 05-HQ5, A3
   5.007%, 1/14/42                                            150            125
Residential Funding Mortgage Securities I, Inc.
   05-SA1, 2A
   4.836%, 3/25/35(c)                                         141             91
   06-S4, A2
   6.000%, 4/25/36                                            184            154
SBA Commercial Mortgage
Backed Securities Trust 144A
   06-1A, A
   5.314%, 11/15/36(b)                                        190            152
   06-1A, B
   5.451%, 11/15/36(b)                                         95             71
Wachovia Bank Commercial
Mortgage Trust
   04-C12, A2
   5.001%, 7/15/41                                            465            448
   07-C30, A5
   5.342%, 12/15/43                                           200            131
   05-C22, AM
   5.316%, 12/15/44(c)                                         20             12
Wachovia Mortgage Loan Trust LLC 06-A, B1
   5.416%, 5/20/36 (c)(f)                                     248             84
Wells Fargo Mortgage Backed Securities Trust
   04-R, 2A1
   4.368%, 9/25/34(c)                                         226            162
   04-EE, 2A3
   4.161%, 12/25/34(c)                                        129             89
   05-AR16, 6A3
   5.002%, 10/25/35(c)                                        203            144
   05-14, 2A1
   5.500%, 12/25/35                                           215            150
                                                                    ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $7,452)                                                   5,648
                                                                    ------------

                                                       PAR
                                                      VALUE             VALUE
                                                  ------------      ------------
FOREIGN GOVERNMENT SECURITIES--10.8%
ARGENTINA--0.1%
Republic of Argentina Series GDP
   2.280%, 12/15/35(c)                            $      1,250      $         38
                                                                    ------------
BRAZIL--1.3%
Federative Republic of Brazil
   7.875%, 3/7/15                                          350               399
   12.500%, 1/5/22                                         250(h)            115
                                                                    ------------
                                                                             514
                                                                    ------------
CANADA--1.0%
Commonwealth of Canada
   2.750%, 12/1/10                                         465(i)            388
                                                                    ------------
COLOMBIA--0.7%
Republic of Colombia
   10.000%, 1/23/12                                        150               168
   12.000%, 10/22/15                                   275,000(j)            135
                                                                    ------------
                                                                             303
                                                                    ------------
GERMANY--1.3%
Federal Republic of Germany Series 147
   2.500%, 10/8/10                                         365(l)            513
                                                                    ------------
INDONESIA--0.5%
Republic of Indonesia
   7.500%, 1/15/16                                         150               120
Republic of Indonesia Series FR-23
   11.000%, 12/15/12                                 1,000,000(k)             89
                                                                    ------------
                                                                             209
                                                                    ------------
MEXICO--0.3%
Republic of Mexico
   9.000%, 12/20/12                                      1,500(m)            114
                                                                    ------------
NORWAY--0.7%
Kingdom of Norway
   6.000%, 5/16/11                                       1,925(n)            296
                                                                    ------------
PHILIPPINES--1.0%
Republic of Philippines
   9.875%, 3/16/10                                         100               104
   8.375%, 2/15/11                                         285               298
                                                                    ------------
                                                                             402
                                                                    ------------
RUSSIA--0.2%
Russian Federation RegS
   7.500%, 3/31/30 (c)(e)                                  113               100
                                                                    ------------
SWEDEN--0.8%
Kingdom of Sweden Series 1048
   4.000%, 12/1/09                                       2,375(p)            308
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
TRINIDAD AND TOBAGO--0.2%
Republic of Trinidad and Tobago RegS
   9.875%, 10/1/09 (e)                               $         75   $         77
                                                                    ------------
VENEZUELA--2.7%
Republic of Venezuela RegS
   5.375%, 8/7/10(e)                                          770            601
   8.500%, 10/8/14                                            485            255
   RegS
   5.750%, 2/26/16(e)                                         580            249
                                                                    ------------
                                                                           1,105
                                                                    ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $5,055)                                                   4,367
                                                                    ------------
FOREIGN CORPORATE BONDS(d)--8.8%
AUSTRALIA--0.9%
National Australia Bank Ltd. 144A
   5.350%, 6/12/13(b)                                         285            275
Rio Tinto Finance USA Ltd.
   5.875%, 7/15/13                                            135            107
                                                                    ------------
                                                                             382
                                                                    ------------
CANADA--0.5%
Catalyst Paper Corp.
   7.375%, 3/1/14                                              50             19
Thomson Reuters Corp.
   4.250%, 8/15/09                                            100             99
Videotron / Quebecor Media, Inc.
   6.375%, 12/15/15                                            95             75
                                                                    ------------
                                                                             193
                                                                    ------------
CHILE--0.4%
Celulosa Arauco y
   Constitucion SA
   7.750%, 9/13/11                                            165            171
                                                                    ------------
CHINA--0.1%
NXP BV/NXP Funding LLC
   7.503%, 10/15/13(c)                                        105             35
                                                                    ------------
CYPRUS--0.2%
Alfa Invest Ltd. 144A
   9.250%, 6/24/13(b)                                         135             82
                                                                    ------------
FRANCE--0.2%
Compagnie Generale de
   Geophysique-Veritas
   7.750%, 5/15/17                                            100             58
                                                                    ------------
GERMANY--0.4%
Deutsche Bank AG
   4.875%, 5/20/13                                             45             44
E.ON International Finance BV 144A
   5.800%, 4/30/18(b)                                         125            117
                                                                    ------------
                                                                             161
                                                                    ------------

                       See Notes to Financial Statements

                  PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2008

($ reported in thousands)

                                                       PAR
                                                      VALUE             VALUE
                                                  ------------      ------------
HONG KONG--0.6%
Hutchison Whampoa
   International Ltd. 144A
   5.450%, 11/24/10(b)                            $        250      $        252
                                                                    ------------
INDIA--0.4%
ICICI Bank Ltd. 144A
   5.750%, 11/16/10(b)                                     175               149
                                                                    ------------
INDONESIA--0.1%
Majapahit Holding BV 144A
   7.250%, 6/28/17(b)                                      100                52
                                                                    ------------
KAZAKHSTAN--0.2%
KazMunaiGaz Finance
   Sub BV 144A
   8.375%, 7/2/13(b)                                       100                78
                                                                    ------------
LUXEMBOURG--0.4%
Arcelormittal 144A
   5.375%, 6/1/13(b)                                       135                91
OJSC Vimpel Communications
   (VIP Finance Ireland Ltd.) 144A
   8.375%, 4/30/13(b)                                      100                65
                                                                    ------------
                                                                             156
                                                                    ------------
MALAYSIA--0.5%
Malaysia International Shipping
   Corporation Capital Ltd. 144A
   5.000%, 7/1/09(b)                                       200               201
                                                                    ------------
MEXICO--0.1%
Fideicomiso Petacalco Trust 144A
   10.160%, 12/23/09(b)                                     37                38
                                                                    ------------
QATAR--0.1%
Ras Laffan Liquefied Natural Gas Co., Ltd. 144A
   3.437%, 9/15/09(b)                                       50                47
                                                                    ------------
RUSSIA--1.7%
European Bank for
   Reconstruction & Development
   6.000%, 2/14/12                                       4,300(o)             89
Gazprom OAO
   (Gaz Capital SA) 144A
   6.212%, 11/22/16(b)                                     360               238
   6.510%, 3/7/22(b)                                       100                59
OJSC AK Transneft
   (TransCapitalInvest Ltd.) 144A
   5.670%, 3/5/14(b)                                       270               175
Russian Agricultural Bank OJSC
   (RSHB Capital SA) 144A
   6.299%, 5/15/17(b)                                      100                57
TNK-BP Finance SA RegS
   6.125%, 3/20/12 (e)                                     115                65
                                                                    ------------
                                                                             683
                                                                    ------------
SOUTH KOREA--0.3%
Export-Import Bank of Korea
   4.500%, 8/12/09                                         120               118
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
UKRAINE--0.1%
NAK Naftogaz Ukrainy
   (Standard Bank London
   Holdings plc)
   8.125%, 9/30/09                                   $        100   $         50
                                                                    ------------
UNITED ARAB EMIRATES--0.3%
Abu Dhabi National
   Energy Co. 144A
   5.620%, 10/25/12(b)                                        170            136
                                                                    ------------
UNITED KINGDOM--0.5%
BAT International Finance plc 144A
   9.500%, 11/15/18(b)                                         45             46
Petroplus Finance Ltd. 144A
   6.750%, 5/1/14(b)                                          180            115
Vedanta Resources plc 144A
   8.750%, 1/15/14(b)                                         100             57
                                                                    ------------
                                                                             218
                                                                    ------------
UNITED STATES--0.8%
Canadian National Resources Ltd.
   4.900%, 12/1/14                                             60             54
Credit Suisse New York
   5.000%, 5/15/13                                            135            130
Nova Chemicals Corp.
   5.720%, 11/15/13(c)                                        370            143
                                                                    ------------
                                                                             327
                                                                    ------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $4,831)                                                   3,587
                                                                    ------------
DOMESTIC CONVERTIBLE BONDS--0.1%
PHARMACEUTICALS--0.1%
Par Pharmaceutical Cos., Inc. Cv.
   2.875%, 9/30/10                                             40             31
                                                                    ------------
TOTAL DOMESTIC CONVERTIBLE BONDS
(IDENTIFIED COST $37)                                                         31
                                                                    ------------
DOMESTIC LOAN AGREEMENTS(c)--11.3%
ADVERTISING--0.1%
Lamar Media Corp. Tranche F
   4.625%, 3/31/14                                             25             21
                                                                    ------------
AEROSPACE & DEFENSE--0.1%
TransDigm, Inc. Tranche Cv.
   5.210%, 6/23/13                                             47             38
                                                                    ------------
APPAREL RETAIL--0.1%
HBI Branded Apparel Ltd., Inc. Tranche
   7.266%, 3/5/14                                              65             48
                                                                    ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.0%
Totes Isotoner Corp. Tranche B
   6.046%, 1/16/13                                             15              8
                                                                    ------------
APPLICATION SOFTWARE--0.1%
Getty Tranche B
   8.053%, 6/30/15                                             48             43
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
AUTOMOBILE MANUFACTURERS--0.4%
Ford Motor Co. Tranche B
   5.470%, 12/16/13                                  $        296   $        122
General Motors Corp. Tranche B
   5.795%, 11/29/13                                           100             46
                                                                    ------------
                                                                             168
                                                                    ------------
BROADCASTING--0.7%
Charter Communications Operating LLC Tranche
   4.510%, 3/6/14                                             246            182
DIRECTV Holdings LLC Tranche B
   2.895%, 4/13/13                                             65             57
MCC Georgia LLC Tranche E
   6.750%, 1/3/16                                              35             27
                                                                    ------------
                                                                             266
                                                                    ------------
COMMODITY CHEMICALS--0.5%
Celanese Holdings LLC Tranche B
   5.553%, 4/2/14                                             317            220
                                                                    ------------
COMMUNICATIONS EQUIPMENT--0.3%
CommScope, Inc. Tranche B
   5.245%, 12/27/14                                           174            128
                                                                    ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.6%
First Data Corp. Tranche B-3
   6.230%, 9/24/14                                            247            158
Reynolds & Reynolds Co.
   (The) Tranche FL
   3.436%, 10/24/12                                           175             84
                                                                    ------------
                                                                             242
                                                                    ------------
DEPARTMENT STORES--0.3%
Neiman-Marcus Group, Inc.
   (The) Tranche
   4.565%, 4/6/13                                             184            118
                                                                    ------------
DISTRIBUTORS--0.2%
Building Materials Holding Corp. Tranche B
   8.131%, 11/10/11                                           149             63
                                                                    ------------
DIVERSIFIED REAL ESTATE ACTIVITIES--0.0%
Tropicana Entertainment LLC Tranche B
   7.250%, 1/3/12                                              17              4
                                                                    ------------
DIVERSIFIED SUPPORT SERVICES--0.1%
ARAMARK Corp.
   Letter of Credit
   4.494%, 1/26/14                                              3              2
   Tranche B-1
   5.637%, 1/26/14                                             41             35
                                                                    ------------
                                                                              37
                                                                    ------------

                       See Notes to Financial Statements

\
                   PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
ELECTRIC UTILITIES--0.2%
Texas Competitive Electric Holdings Co. LLC
   Tranche B-2
   6.139%, 10/10/14                                  $         61   $         42
   Tranche B-3
   6.265%, 10/10/14                                            50             35
                                                                    ------------
                                                                              77
                                                                    ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.1%
Baldor Electric Co. Tranche B
   5.063%, 1/31/14                                             64             55
                                                                    ------------
ENVIRONMENTAL & FACILITIES SERVICES--0.2%
Duratek, Inc. Tranche B-1
   5.470%, 6/30/16                                             10              7
EnergySolutions LLC Tranche
   3.650%, 2/26/14                                            107             73
EnergySolutions, Inc. Tranche B
   5.470%, 6/7/13                                              22             15
EnviroCare Tranche B
   3.650%, 6/30/16                                              1              1
                                                                    ------------
                                                                              96
                                                                    ------------
HEALTH CARE FACILITIES--0.8%
HCA, Inc.
   Tranche A
   5.762%, 11/18/12                                           111             95
   Tranche B
   6.012%, 11/18/13                                            78             61
Health Management Associates, Inc.
   Tranche B
   5.512%, 2/28/14                                             33             21
HealthSouth Corp. Tranche
   4.885%, 3/10/13                                             82             64
LifePoint Hospitals, Inc.
   Tranche B
   4.435%, 4/15/12                                             83             70
                                                                    ------------
                                                                             311
                                                                    ------------
HEALTH CARE SERVICES--0.5%
DaVita, Inc. Tranche B
   4.568%, 10/5/12                                            113            101
Psychiatric Solutions, Inc. Tranche
   3.557%, 7/1/12                                             119             94
                                                                    ------------
                                                                             195
                                                                    ------------
HOUSEHOLD PRODUCTS--0.2%
Yankee Candle Co., Inc. Tranche B
   4.595%, 2/6/14                                             146             78
                                                                    ------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS--0.7%
Mirant North America LLC
   Tranche B
   4.868%, 1/3/13                                              30             26
NRG Energy, Inc.
   Tranche B
   5.262%, 2/1/13                                             134            118
Letter of Credit
   5.262%, 2/1/13                                             156            138
                                                                    ------------
                                                                             282
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
INTEGRATED TELECOMMUNICATION SERVICES--1.0%
Level 3 Communications, Inc.
   Tranche B
   7.000%, 3/13/14                                   $         17   $         11
NTELOS, Inc. Tranche B-1
   5.370%, 8/24/11                                            263            222
Time Warner Telecom Holdings, Inc.
   Tranche B
   5.120%, 1/7/13                                             217            167
                                                                    ------------
                                                                             400
                                                                    ------------
LEISURE FACILITIES--0.1%
AMF Bowling Worldwide, Inc.
   Tranche B 5.738%, 5/17/13                                   59             24
PTI Group, Inc. Tranche
   9.250%, 2/28/13                                             45             27
                                                                    ------------
                                                                              51
                                                                    ------------
METAL & GLASS CONTAINERS--0.3%
Anchor Glass Container Corp. Tranche
   7.729%, 6/1/13                                             137            112
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--0.2%
Helix Energy Solutions Group, Inc. Tranche
   5.058%, 7/1/13                                              89             62
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTION--0.2%
ATP Oil & Gas Corp.
   Tranche B-1
   8.500%, 7/15/14                                             85             49
   Tranche B-2
   8.500%, 1/15/11                                             27             16
                                                                    ------------
                                                                              65
                                                                    ------------
PACKAGED FOODS & MEATS--0.1%
Wrigley (WM) Jr. Co. Tranche B
   7.750%, 10/6/14                                             60             58
                                                                    ------------
PAPER PRODUCTS--0.7%
Boise Paper Holdings LLC Tranche
   10.000%, 2/22/15                                           168             42
Georgia-Pacific Corp.
   Tranche B-1
   5.105%, 12/20/12                                           177            147
NewPage Corp. Tranche B
   7.000%, 12/21/14                                           158            102
                                                                    ------------
                                                                             291
                                                                    ------------
PUBLISHING--0.2%
Idearc, Inc. Tranche B
   5.445%, 11/17/14                                           212             66
                                                                    ------------
SEMICONDUCTORS--0.4%
   Freescale Semiconductor, Inc. Tranche
   4.600%, 12/1/13                                            299            178
                                                                    ------------
SPECIALIZED FINANCE--0.3%
   Sungard Data Systems, Inc.
   Tranche B
   3.828%, 2/28/14                                            189            129
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
SPECIALTY CHEMICALS--0.8%
Compass Minerals Group, Inc. Tranche B
   4.080%, 12/22/12                                  $        198   $        168
Huntsman International LLC Tranche B
   4.969%, 8/16/12                                             17             11
JohnsonDiversey, Inc.
   Tranche
   4.791%, 12/16/10                                            22             20
   Tranche B
   4.791%, 12/16/11                                           150            130
                                                                    ------------
                                                                             329
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--0.8%
ALLTEL Communications, Inc.
   Tranche B-3
   4.811%, 5/15/15                                            114            113
   Tranche B-2
   5.316%, 5/15/15                                             35             34
Cricket Communications, Inc.
   Tranche B
   7.262%, 6/16/13                                            110             91
MetroPCS Wireless, Inc.
   Tranche B
   5.438%, 2/20/14                                            117             96
                                                                    ------------
                                                                             334
                                                                    ------------
TOTAL DOMESTIC LOAN AGREEMENTS
(IDENTIFIED COST $6,441)                                                   4,573
                                                                    ------------
FOREIGN LOAN AGREEMENTS(c)(d)--0.4%
GERMANY--0.3%
Fresenius Medical Care AG & Co.
   KGaA Tranche B
   4.971%, 3/31/13                                            135            117
                                                                    ------------
UNITED STATES--0.1%
Yell Group plc Tranche B-1
   6.118%, 10/27/12                                            75             43
                                                                    ------------
TOTAL FOREIGN LOAN AGREEMENTS
(IDENTIFIED COST $210)                                                       160
                                                                    ------------

                                                        SHARES
                                                     ------------
DOMESTIC PREFERRED STOCK--0.0%
CONSUMER FINANCE--0.0%
Preferred Blocker, Inc. (GMAC) Pfd.
   9.000%                                                       5              2
                                                                    ------------
TOTAL DOMESTIC PREFERRED STOCK
(IDENTIFIED COST $1)                                                           2
                                                                    ------------
TOTAL LONG TERM INVESTMENTS--98.4%
(IDENTIFIED COST $48,290)                                                 39,962
                                                                    ------------

                       See Notes to Financial Statements

                  PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2008

(Amounts reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
SHORT-TERM INVESTMENTS--0.9%
MONEY MARKET MUTUAL FUNDS--0.9%
State Street Institutional
   Liquid Reserves Fund
   (seven-day effective
   yield 1.461%)                                     $    359,869   $        360
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $360)                                                       360
                                                                    ------------
TOTAL INVESTMENTS--99.3%
(IDENTIFIED COST $48,650)                                                 40,322(a)
Other assets and liabilities, net--0.7%                                      304
                                                                    ------------
NET ASSETS--100.0%                                                  $     40,626
                                                                    ============

At December 31, 2008, the series had entered into forward currency contract as follows:

                                                          Net Unrealized
                                     Settlement            Appreciation
Contract to Sell   In Exchange for      Date      Value   (Depreciation)
----------------   ---------------   ----------   -----   --------------
   JPY 18,576          USD 190         2/13/09     $205        $15
                                                               ===

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: For tax information at December 31, 2008, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to a value of $5,278 or 13.0% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically or in the header, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements

(e) Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.

(f)  Illiquid security.

(g)  Security in default.

(h)  Par value represents Brazilian Real (reported in thousands).

(i)  Par value represents Canadian Dollar (reported in thousands).

(j)  Par value represents Colombian Peso (reported in thousands).

(k)  Par value represents Indonesian Rupiah (reported in thousands).

(l)  Par value represents Euro (reported in thousands).

(m)  Par value represents Mexican Peso (reported in thousands).

(n)  Par value represents Norwegian Krone (reported in thousands).

(o)  Par value represents Russian Ruble (reported in thousands).

(p)  Par value represents Swedish Krona (reported in thousands).

(q)  Amounts are less than $500.

(r) Illiquid and restricted security. At December 31, 2008, these securities amounted to a value of $13 or 0.0% of net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
AGENCY MORTGAGE-BACKED SECURITIES--3.4%
FHLMC R010-AB
   5.500%, 12/15/19                                  $        491   $        501
FNMA
   4.000%, 6/1/20                                             518            525
   4.500%, 7/1/20                                              49             50
   6.500%, 10/1/31                                             27             29
   6.000%, 9/1/32                                             179            185
   5.500%, 5/1/34                                             445            456
   04-W6, 1A4
   5.500%, 7/25/34                                            432            410
   5.000%, 6/1/35                                             757            774
   5.000%, 3/1/36                                             590            604
   5.500%, 4/1/37                                             266            273
   6.000%, 9/1/37                                             472            486
   6.000%, 2/1/38                                             452            466
GNMA
   6.500%, 11/15/23                                            73             76
   6.500%, 12/15/23                                            14             14
   6.500%, 2/15/24                                            126            132
   6.500%, 6/15/28                                            151            159
   6.500%, 7/15/31                                            101            106
   6.500%, 11/15/31                                            96            101
   6.500%, 2/15/32                                             56             59
   6.500%, 4/15/32                                             88             93
                                                                    ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $5,365)                                                   5,499
                                                                    ------------
MUNICIPAL BONDS--3.6%
ARIZONA--0.4%
Salt River Project Agricultural Improvement & Power
   District Electric System Series A
   5.000%, 1/1/38                                             635            598
                                                                    ------------
CALIFORNIA--1.4%
Alameda Corridor Transportation Authority Taxable
   Series C (MBIA Insured)
   6.600%, 10/1/29                                          1,000            900
Kern County Pension Obligation Taxable (MBIA Insured)
   7.260%, 8/15/14                                            420            444
Sonoma County Pension Obligation Taxable
   (FSA Insured)
   6.625%, 6/1/13                                             940            976
                                                                    ------------
                                                                           2,320
                                                                    ------------
DELAWARE--0.2%
Delaware Transportation Authority Motor Fuel Tax
   Series A (MBIA Insured)
   5.000%, 7/1/19                                             375            400
                                                                    ------------
FLORIDA--0.1%
Miami-Dade County Educational Facilities Authority
   Taxable Series C
   5.480%, 4/1/16                                             200            201
                                                                    ------------
MINNESOTA--0.6%
State of Minnesota
   5.000%, 8/1/19                                             900            982
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
PENNSYLVANIA--0.8%
City of Pittsburgh Pension Obligation Taxable
   Series C (FGIC Insured)
   6.500%, 3/1/17                                    $      1,250   $      1,278
                                                                    ------------
VIRGINIA--0.1%
Tobacco Settlement Financing Corp. Taxable Series A-1
   6.706%, 6/1/46                                             225            123
                                                                    ------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $5,944)                                                   5,902
                                                                    ------------
ASSET-BACKED SECURITIES--2.8%
Bayview Financial Acquisition Trust 06-A, 1A2
   5.483%, 2/28/41 (c)                                        325            253
Capital One Auto Finance Trust 07-B, A3A
   5.030%, 4/15/12                                            786            741
Carmax Auto Owner Trust 07-2, A3
   5.230%, 12/15/11                                         1,393          1,372
Carmax Auto Owner Trust 05-2, A4
   4.340%, 9/15/10                                            681            677
Dunkin Securitization 06-1, M1 144A
   8.285%, 6/20/31 (b)                                        305            197
GMAC Mortgage Corp. Loan Trust 05-HE2, A3
   4.622%, 11/25/35 (c)                                       165            157
JPMorgan Mortgage Acquisition Corp. 06-CW2, AF3
   5.777%, 8/25/36(c)                                         470            275
   06-CW2, AF4
   6.080%, 8/25/36(c)                                         530            214
Residential Funding Mortgage Securities II, Inc.
   06-HSA1, A3
   5.230%, 2/25/36 (c)                                      1,000            284
Wachovia Auto Loan Owner Trust 06-2A, A3 144A
   5.230%, 8/22/11 (b)                                        342            339
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $6,001)                                                   4,509
                                                                    ------------
DOMESTIC CORPORATE BONDS--12.7%
AEROSPACE & DEFENSE--0.6%
Rockwell Collins, Inc.
   4.750%, 12/1/13                                          1,000          1,014
                                                                    ------------
AIRLINES--0.4%
American Airlines, Inc. 01-1
   6.977%, 5/23/21                                            548            274
Continental Airlines, Inc. 98-1A
   6.648%, 9/15/19                                            374            273
United Airlines, Inc. 01-A1
   6.071%, 3/1/13                                             117            110
                                                                    ------------
                                                                             657
                                                                    ------------
APPLICATION SOFTWARE--0.0%
Intuit, Inc.
   5.750%, 3/15/17                                             71             53
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
ASSET MANAGEMENT & CUSTODY BANKS--0.4%
Bank of New York Mellon Corp. (The)
   4.950%, 11/1/12                                   $        180   $        183
BlackRock, Inc.
   6.250%, 9/15/17                                            300            280
Janus Capital Group, Inc.
   6.250%, 6/15/12                                            150            120
                                                                    ------------
                                                                             583
                                                                    ------------
AUTOMOBILE MANUFACTURERS--0.1%
Daimler Finance North America LLC
   6.500%, 11/15/13                                           130            101
                                                                    ------------
AUTOMOTIVE RETAIL--0.1%
AutoNation, Inc.
   7.000%, 4/15/14                                            245            180
                                                                    ------------
BROADCASTING--0.1%
Time Warner Cable, Inc.
   5.850%, 5/1/17                                             130            119
                                                                    ------------
BUILDING PRODUCTS--0.1%
Masco Corp.
   5.850%, 3/15/17                                            165            107
Owens Corning, Inc.
   6.500%, 12/1/16                                             60             43
                                                                    ------------
                                                                             150
                                                                    ------------
CASINOS & GAMING--0.1%
MGM MIRAGE
   8.500%, 9/15/10                                             25             21
Seneca Gaming Corp. Series B
   7.250%, 5/1/12                                             225            182
                                                                    ------------
                                                                             203
                                                                    ------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--0.1%
Terex Corp.
   7.375%, 1/15/14                                            110             96
                                                                    ------------
CONSTRUCTION MATERIALS--0.2%
CRH America, Inc.
   8.125%, 7/15/18                                            150            109
Vulcan Materials Co.
   5.600%, 11/30/12                                           190            164
                                                                    ------------
                                                                             273
                                                                    ------------
CONSUMER ELECTRONICS--0.1%
Best Buy Co., Inc. 144A
   6.750%, 7/15/13(b)                                         140            131
                                                                    ------------
CONSUMER FINANCE--1.6%
American Express Credit Corp.
   7.300%, 8/20/13                                            200            205
Ford Motor Credit Co. LLC
   8.625%, 11/1/10                                            180            136
   9.875%, 8/10/11                                            238            176
   9.203%, 4/15/12(c)                                          50             45
   7.800%, 6/1/12                                             200            140

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
CONSUMER FINANCE--CONTINUED
GMAC LLC
   6.875%, 9/15/11                                   $         24   $         20
   6.875%, 8/28/12                                            316            243
   6.750%, 12/1/14                                             49             34
SLM Corp.
   6.220%, 2/1/10(c)                                        1,950          1,527
                                                                    ------------
                                                                           2,526
                                                                    ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.1%
Broadridge Financial Solutions, Inc.
   6.125%, 6/1/17                                             250            182
                                                                    ------------
DIVERSIFIED BANKS--0.2%
Wachovia Corp.
   4.875%, 2/15/14                                            355            326
                                                                    ------------
ELECTRIC UTILITIES--0.4%
Allegheny Energy Supply Co. LLC 144A
   8.250%, 4/15/12(b)                                         110            108
Dominion Resources, Inc. Series D
   5.000%, 3/15/13                                            175            169
FPL Group Capital, Inc.
   7.875%, 12/15/15                                            33             36
Great River Energy 144A
   5.829%, 7/1/17(b)                                          131            102
Midwest Generation LLC Series B
   8.560%, 1/2/16                                              92             88
Northeast Utilities
   5.650%, 6/1/13                                             200            187
                                                                    ------------
                                                                             690
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
Mettler-Toledo International, Inc.
   4.850%, 11/15/10                                         1,000            985
                                                                    ------------
ELECTRONIC MANUFACTURING SERVICES--0.1%
Jabil Circuit, Inc.
   8.250%, 3/15/18                                            170            109
Tyco Electronic Group SA
   6.000%, 10/1/12                                            100             90
                                                                    ------------
                                                                             199
                                                                    ------------
FOOD RETAIL--0.2%
Kroger Co. (The)
   6.800%, 12/15/18                                           130            134
   6.150%, 1/15/20                                            160            158
                                                                    ------------
                                                                             292
                                                                    ------------
GAS UTILITIES--0.3%
AmeriGas Partners LP
   7.250%, 5/20/15                                            500            410
                                                                    ------------
HEALTH CARE SERVICES--0.2%
Quest Diagnostics, Inc.
   6.400%, 7/1/17                                             280            257
                                                                    ------------
HOME FURNISHINGS--0.1%
Mohawk Industries, Inc.
   6.125%, 1/15/16                                            275            208
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
HOTELS, RESORTS & CRUISE LINES--0.1%
Royal Caribbean Cruises Ltd.
   7.250%, 6/15/16                                   $        285   $        157
                                                                    ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.1%
AES Corp. (The)
   7.750%, 10/15/15                                           250            211
                                                                    ------------
INDUSTRIAL MACHINERY--1.3%
ITW Cupids Financing Trust I 144A
   6.550%, 12/31/11(b)                                      2,000          2,055
                                                                    ------------
INDUSTRIAL REITS--0.0%
ProLogis
   6.625%, 5/15/18                                            120             57
                                                                    ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.2%
Frontier Communication Corp.
   6.250%, 1/15/13                                            190            162
Qwest Corp.
   7.875%, 9/1/11                                             125            115
   6.500%, 6/1/17                                             143            106
                                                                    ------------
                                                                             383
                                                                    ------------
INVESTMENT BANKING & BROKERAGE--0.6%
Bear Stearns Cos., Inc. (The)
   7.250%, 2/1/18                                             250            274
Goldman Sachs Group, Inc. (The)
   5.950%, 1/18/18                                            165            156
   6.150%, 4/1/18                                             175            168
Merrill Lynch & Co., Inc.
   6.110%, 1/29/37                                            270            243
Morgan Stanley 144A (Brazil)
   10.090%, 5/3/17(b)                                         600(g)         160
                                                                    ------------
                                                                           1,001
                                                                    ------------
LEISURE PRODUCTS--0.2%
Brunswick Corp.
   9.750%, 8/15/13                                            145             66
Hasbro, Inc.
   6.300%, 9/15/17                                            200            189
                                                                    ------------
                                                                             255
                                                                    ------------
MOVIES & ENTERTAINMENT--0.1%
Time Warner, Inc.
   6.875%, 5/1/12                                             200            192
                                                                    ------------
MULTI-LINE INSURANCE--0.1%
Assurant, Inc.
   5.625%, 2/15/14                                            250            190
                                                                    ------------
OFFICE ELECTRONICS--0.1%
Xerox Corp.
   6.750%, 2/1/17                                             325            236
                                                                    ------------
OFFICE REITS--0.1%
HRPT Properties Trust
   5.750%, 11/1/15                                            275            146
                                                                    ------------
OFFICE SERVICES & SUPPLIES--0.2%
Pitney Bowes, Inc.
   4.750%, 5/15/18                                            375            350
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
OIL & GAS EQUIPMENT & SERVICES--0.0%
Helix Energy Solutions Group, Inc. 144A
   9.500%, 1/15/16(b)                                $         50   $         27
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTION--0.4%
Chesapeake Energy Corp.
   6.875%, 11/15/20                                           175            127
Petropower I Funding Trust 144A
   7.360%, 2/15/14(b)                                         353            324
Plains Exploration & Production Co.
   7.750%, 6/15/15                                            125             95
Swift Energy Co.
   7.125%, 6/1/17                                             175            100
                                                                    ------------
                                                                             646
                                                                    ------------
OIL & GAS REFINING & MARKETING--0.1%
Tesoro Corp.
   6.500%, 6/1/17                                             255            141
                                                                    ------------
OIL & GAS STORAGE & TRANSPORTATION--0.6%
Buckeye Partners LP
   6.050%, 1/15/18                                             50             42
Kinder Morgan Management Co.
   5.700%, 1/5/16                                             725            544
NGPL PipeCo. LLC 144A
   6.514%, 12/15/12(b)                                        250            237
TEPPCO Partners LP
   7.625%, 2/15/12                                            130            125
                                                                    ------------
                                                                             948
                                                                    ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.0%
Bank of America Corp.
   5.650%, 5/1/18                                             400            403
Citigroup, Inc.
   5.625%, 8/27/12                                            250            234
   5.000%, 9/15/14                                             40             35
General Electric Capital Corp.
   5.375%, 10/20/16                                           700            692
JPMorgan Chase & Co.
   5.250%, 5/1/15                                             250            236
   Series 1
   7.900%, 12/31/49(c)                                         89             74
                                                                    ------------
                                                                           1,674
                                                                    ------------
PAPER PRODUCTS--0.0%
Verso Paper Holdings LLC and Verso Paper, Inc.
   Series B
   6.943%, 8/1/14 (c)                                          93             27
                                                                    ------------
REGIONAL BANKS--0.7%
National City Bank
   1.586%, 6/29/09(c)                                         250            243
SunTrust Banks, Inc.
   5.250%, 11/5/12                                            150            147
Zions Bancorp
   5.650%, 5/15/14                                          1,000            748
                                                                    ------------
                                                                           1,138
                                                                    ------------
RESEARCH & CONSULTING SERVICES--0.1%
Equifax, Inc.
   6.300%, 7/1/17                                             240            174
                                                                    ------------

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
SPECIALIZED REITS--0.1%
Host Hotels & Resorts LP
   6.875%, 11/1/14                                   $        200   $        155
Realty Income Corp.
   6.750%, 8/15/19                                            110             64
                                                                    ------------
                                                                             219
                                                                    ------------
TOBACCO--0.4%
Altria Group, Inc.
   8.500%, 11/10/13                                           130            135
Reynolds American, Inc.
   7.300%, 7/15/15                                            600            506
                                                                    ------------
                                                                             641
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--0.1%
Verizon Wireless 144A
   8.500%, 11/15/18(b)                                        150            176
                                                                    ------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $24,202)                                                 20,679
                                                                    ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--10.4%
Banc of America Funding Corp. 05-8, 1A1
   5.500%, 1/25/36                                            525            407
Bear Stearns Adjustable Rate Mortgage Trust 05-12,
   13A1
   5.446%, 2/25/36 (c)                                        571            368
Bear Stearns Commercial Mortgage Securities
   06-PW12, A4
   5.718%, 9/11/38(c)                                         940            765
   05-PWR8, A2
   4.484%, 6/11/41                                            100             91
   07-PW18, AM
   6.084%, 6/11/50(c)                                         550            275
Citigroup Mortgage Loan Trust, Inc. 05-5, 2A3
   5.000%, 8/25/35                                            456            376
Citigroup/Deutsche Bank Commercial Mortgage Trust
   06-CD2, A4
   5.362%, 1/15/46 (c)                                      1,190            954
Countrywide Home Loan Mortgage Pass-Through
   Trust 04-13, 1A1
   5.500%, 8/25/34                                            615            553
Credit Suisse Mortgage Capital Certificates 06-C1, A4
   5.552%, 2/15/39 (c)                                      1,710          1,388
Crown Castle Towers LLC 05-1A, AFX 144A
   4.643%, 6/15/35 (b)                                        800            680
First Horizon Asset Securities, Inc. 05-AR1, 2A1
   4.999%, 4/25/35 (c)                                        625            423
GMAC Commercial Mortgage Securities, Inc. 03-C2, A2
   5.485%, 5/10/40 (c)                                        155            139
GS Mortgage Securities Corp. II 05-GG4, AJ
   4.782%, 7/10/39                                            800            358
   07-GG10, A4
   5.799%, 8/10/45(c)                                         460            334

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
IndyMac Index Mortgage Loan Trust 06-AR25, 3A1
   6.253%, 9/25/36 (c)                               $        564   $        265
JPMorgan Chase Commercial Mortgage Securities Corp.
   07-LD12, A4
   5.882%, 2/15/51 (c)                                        425            302
JPMorgan Chase Commercial Mortgage Securities Corp.
   01-CIBC, A3
   6.260%, 3/15/33                                          1,078          1,053
Lehman Brothers - UBS Commercial Mortgage Trust
   06-C6, A4
   5.372%, 9/15/39                                            325            255
   07-C2, A2
   5.303%, 2/15/40                                          1,230            970
   07-C6, A2
   5.845%, 7/17/40                                            500            380
   07-C7, A3
   5.866%, 9/15/45(c)                                         700            495
MASTR Resecuritization Trust 05-1 144A
   5.000%, 10/28/34 (b)(m)                                    267             88
Merrill Lynch Mortgage Trust 06-C1, AM
   5.657%, 5/12/39 (c)                                        700            360
Morgan Stanley Capital I 06-T23, A4
   5.811%, 8/12/41 (c)                                        790            644
Residential Accredit Loans, Inc. 06-QA1, A21
   5.950%, 1/25/36 (c)                                      1,137            537
Residential Funding Mortgage Securities I, Inc.
   05-SA1, 2A
   4.836%, 3/25/35 (c)                                        660            428
SBA Commercial Mortgage Backed Securities Trust
   06-1A, A 144A
   5.314%, 11/15/36 (b)                                       500            400
Timberstar Trust 06-1A, A 144A
   5.668%, 10/15/36 (b)                                       675            436
Wachovia Bank Commercial Mortgage Trust
   07-C30, A5
   5.342%, 12/15/43                                           285            187
   07-C33, A4
   5.902%, 2/15/51(c)                                         425            307
Wells Fargo Mortgage Backed Securities Trust
   04-EE, 2A3
   4.161%, 12/25/34(c)                                        440            301
   05-AR4, 2A1
   4.537%, 4/25/35(c)                                       1,147            784
   05-AR4, 2A2
   4.537%, 4/25/35(c)                                         172            129
   05-AR16, 6A3
   5.002%, 10/25/35(c)                                        498            352
   05-14, 2A1
   5.500%, 12/25/35                                         1,273            885
   07-AR3, A4
   6.059%, 4/25/37(c)                                         522            324
                                                                    ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $23,443)                                                 16,993
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
FOREIGN GOVERNMENT SECURITIES--1.3%
CANADA--0.1%
Commonwealth of Canada
   2.750%, 12/1/10                                            365(h)$        305
                                                                    ------------
GERMANY--0.2%
Federal Republic of Germany Series 147
   2.500%, 10/8/10                                            250(i)         351
                                                                    ------------
INDONESIA--0.2%
Republic of Indonesia RegS
   6.625%, 2/17/37(f)                                $        450            324
                                                                    ------------
MEXICO--0.1%
Republic of Mexico
   9.000%, 12/20/12                                         1,500(j)         114
                                                                    ------------
NORWAY--0.1%
Kingdom of Norway
   6.000%, 5/16/11                                          1,275(k)         196
                                                                    ------------
PHILIPPINES--0.1%
Republic of Philippines
   10.625%, 3/16/25                                            70             82
                                                                    ------------
SWEDEN--0.1%
Kingdom of Sweden Series 1048
   4.000%, 12/1/09                                          1,595(l)         207
                                                                    ------------
TRINIDAD AND TOBAGO--0.1%
Republic of Trinidad and Tobago RegS
   9.875%, 10/1/09 (f)                                        115            118
                                                                    ------------
TURKEY--0.1%
Republic of Turkey
   7.000%, 6/5/20                                              95             92
                                                                    ------------
UKRAINE--0.1%
Republic of Ukraine 144A
   6.580%, 11/21/16(b)                                        275            103
                                                                    ------------
VENEZUELA--0.1%
Republic of Venezuela RegS 5.750%, 2/26/16(f)                 150             65
   9.250%, 9/15/27                                            275            148
                                                                    ------------
                                                                             213
                                                                    ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $2,408)                                                   2,105
                                                                    ------------
FOREIGN CORPORATE BONDS(e)--4.4%
ARUBA--0.2%
UFJ Finance AEC
   6.750%, 7/15/13                                            275            269
                                                                    ------------
AUSTRALIA--0.8%
National Capital Trust II 144A
   5.486%, 12/29/49(b)(c)                                     950            502

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
AUSTRALIA--CONTINUED
United Energy Distribution Holdings Property
   Ltd. 144A
   5.450%, 4/15/16(b)                                $        500   $        568
Westfield Capital Corp. Ltd./
   Westfield Finance Authority 144A
   5.125%, 11/15/14(b)                                        355            248
                                                                    ------------
                                                                           1,318
                                                                    ------------
CANADA--0.3%
Agrium, Inc.
   6.750%, 1/15/19                                            180            172
Catalyst Paper Corp.
   7.375%, 3/1/14                                             180             68
Videotron/Quebecor Media, Inc.
   6.375%, 12/15/15                                           175            138
Xstrata Canada Corp.
   5.500%, 6/15/17                                            260            165
                                                                    ------------
                                                                             543
                                                                    ------------
CHILE--0.2%
Banco Santander Chile 144A
   5.375%, 12/9/14(b)                                         300            277
                                                                    ------------
FRANCE--0.1%
Compagnie Generale de Geophysique-Veritas
   7.750%, 5/15/17                                            170             99
                                                                    ------------
GERMANY--0.0%
Deutsche Bank AG
   4.875%, 5/20/13                                             80             79
                                                                    ------------
ISRAEL--0.1%
Israel Electric Corp. Ltd. 144A
   7.250%, 1/15/19(b)                                         200            187
                                                                    ------------
KAZAKHSTAN--0.1%
Kazkommerts International BV 144A
   7.000%, 11/3/09(b)                                         175            151
KazMunaiGaz Finance Sub BV 144A
   9.125%, 7/2/18(b)                                          160            104
                                                                    ------------
                                                                             255
                                                                    ------------
LUXEMBOURG--0.1%
ArcelorMittal 144A
   6.125%, 6/1/18(b)                                          180            114
OJSC Vimpel Communications (VIP Finance Ireland
   Ltd.) 144A
   9.125%, 4/30/18(b)                                         125             68
                                                                    ------------
                                                                             182
                                                                    ------------
PHILIPPINES--0.1%
National Power Corp.
   9.625%, 5/15/28                                            230            187
                                                                    ------------
RUSSIA--0.4%
Gazprom OAO (Gaz Capital SA) 144A
   6.212%, 11/22/16(b)                                        230            152
   6.510%, 3/7/22(b)                                          125             74

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
RUSSIA--CONTINUED
OJSC AK Transneft (TransCapitalInvest Ltd.) 144A
   5.670%, 3/5/14(b)                                 $        310   $        201
TNK-BP Finance SA RegS
   6.125%, 3/20/12                                            300            169
                                                                    ------------
                                                                             596
                                                                    ------------
SINGAPORE--0.3%
DBS Bank Ltd. 144A
   5.000%, 11/15/19(b)(c)                                     525            474
                                                                    ------------
SOUTH KOREA--0.2%
Export-Import Bank of Korea
   5.500%, 10/17/12                                           250            232
Korea Development Bank
   5.300%, 1/17/13                                            137            124
                                                                    ------------
                                                                             356
                                                                    ------------
TURKEY--0.2%
Bosphorus Financial Services Ltd. 144A
   3.949%, 2/15/12(b)(c)                                      325            276
                                                                    ------------
UNITED ARAB EMIRATES--0.2%
Abu Dhabi National Energy Co. 144A
   5.620%, 10/25/12(b)                                        180            144
   5.875%, 10/27/16(b)                                        305            249
                                                                    ------------
                                                                             393
                                                                    ------------
UNITED KINGDOM--0.7%
BAT International Finance plc 144A
   9.500%, 11/15/18(b)                                         50             51
HBOS plc 144A
   5.375%, 11/29/49(b)(c)                                   1,000            488
Petroplus Finance Ltd. 144A
   6.750%, 5/1/14(b)                                          150             96
Tate & Lyle International Finance plc 144A
   6.625%, 6/15/16(b)                                         275            230
Vodafone Group plc
   5.000%, 9/15/15                                            150            138
   6.150%, 2/27/37                                            145            144
                                                                    ------------
                                                                           1,147
                                                                    ------------
UNITED STATES--0.3%
Credit Suisse New York
   5.000%, 5/15/13                                            260            250
CRH America, Inc.
   6.000%, 9/30/16                                            255            159
Nova Chemicals Corp.
   5.720%, 11/15/13(c)                                        195             75
                                                                    ------------
                                                                             484
                                                                    ------------
VENEZUELA--0.1%
Petroleos de Venezuela S.A. RegS
   5.250%, 4/12/17                                            375            136
                                                                    ------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $9,983)                                                   7,258
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
DOMESTIC LOAN AGREEMENTS(c)--1.6%
ADVERTISING--0.0%
Lamar Media Corp. Tranche F
   2.938%, 3/31/14                                   $         40   $         34
                                                                    ------------
AUTOMOBILE MANUFACTURERS--0.1%
Ford Motor Co. Tranche B
   5.000%, 12/16/13                                           295            121
                                                                    ------------
BROADCASTING--0.1%
Charter Communications Operating LLC Tranche
   4.472%, 3/6/14                                             272            201
                                                                    ------------
COMMUNICATIONS EQUIPMENT--0.1%
CommScope, Inc. Tranche B
   5.506%, 12/27/14                                           238            176
                                                                    ------------
CONSUMER FINANCE--0.1%
Hertz Corp.
   Letter of Credit
   3.025%, 12/21/12                                            45             28
   Tranche B
   3.480%, 12/21/12                                           251            154
                                                                    ------------
                                                                             182
                                                                    ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.2%
First Data Corp. Tranche B-3
   4.862%, 9/24/14                                            395            253
                                                                    ------------
ELECTRIC UTILITIES--0.0%
Texas Competitive Electric Holdings Co. LLC
   Tranche B-2
   6.172%, 10/10/14                                            72             50
                                                                    ------------
HEALTH CARE FACILITIES--0.2%
HCA, Inc.
   Tranche A
   4.801%, 11/18/12                                           116             99
   Tranche B
   5.051%, 11/18/13                                           179            141
Health Management Associates, Inc. Tranche B
   5.512%, 2/28/14                                             38             23
                                                                    ------------
                                                                             263
                                                                    ------------
HOUSEHOLD PRODUCTS--0.1%
Yankee Candle Co., Inc. Tranche B
   4.125%, 2/6/14                                             186             99
                                                                    ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.1%
NRG Energy, Inc.
   Tranche B
   5.262%, 2/1/13                                             107             94
   Letter of Credit
   5.262%, 2/1/13                                              53             46
                                                                    ------------
                                                                             140
                                                                    ------------

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.0%
Level 3 Communications, Inc. Tranche B
   5.868%, 3/13/14                                   $         18   $         12
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--0.0%
Helix Energy Solutions Group, Inc. Tranche
   4.654%, 7/1/13                                              66             46
                                                                    ------------
PACKAGED FOODS & MEATS--0.0%
Wrigley (WM) Jr. Co. Tranche B
   7.750%, 10/6/14                                             30             29
                                                                    ------------
PAPER PRODUCTS--0.1%
Georgia-Pacific Corp. Tranche B-1
   4.178%, 12/20/12                                           264            219
                                                                    ------------
PUBLISHING--0.1%
Idearc, Inc. Tranche B
   4.605%, 11/17/14                                           295             93
                                                                    ------------
SPECIALIZED FINANCE--0.1%
Sungard Data Systems, Inc. Tranche B
   3.856%, 2/28/14                                            295            201
                                                                    ------------
SPECIALTY CHEMICALS--0.1%
Compass Minerals Group, Inc. Tranche B
   4.033%, 12/22/12                                           168            143
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--0.2%
ALLTEL Communications, Inc. Tranche B-3
   4.719%, 5/15/15                                            158            157
MetroPCS Wireless, Inc. Tranche B
   4.594%, 2/20/14                                            149            121
                                                                    ------------
                                                                             278
                                                                    ------------
TOTAL DOMESTIC LOAN AGREEMENTS
(IDENTIFIED COST $3,648)                                                   2,540
                                                                    ------------

                                                        SHARES
                                                     ------------
DOMESTIC COMMON STOCKS--56.9%
ADVERTISING--0.1%
Omnicom Group, Inc.                                         8,200            221
                                                                    ------------
AEROSPACE & DEFENSE--2.5%
Boeing Co. (The)                                           12,000            512
General Dynamics Corp.                                     13,800            795
Honeywell International, Inc.                              15,500            509
Northrop Grumman Corp.                                      7,200            324
Raytheon Co.                                                7,900            403
United Technologies Corp.                                  28,300          1,517
                                                                    ------------
                                                                           4,060
                                                                    ------------
AGRICULTURAL PRODUCTS--0.2%
Corn Products International, Inc.                           8,400            242
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
AIRLINES--0.1%
SkyWest, Inc.                                              11,100   $        206
                                                                    ------------
APPAREL RETAIL--0.3%
Gap, Inc. (The)                                            23,900            320
TJX Cos., Inc. (The)                                        6,400            132
                                                                    ------------
                                                                             452
                                                                    ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.4%
Coach, Inc.(d)                                              6,400            133
Polo Ralph Lauren Corp.                                     6,800            309
VF Corp.                                                    4,300            235
                                                                    ------------
                                                                             677
                                                                    ------------
APPLICATION SOFTWARE--0.1%
Adobe Systems, Inc.(d)                                     11,200            238
                                                                    ------------
ASSET MANAGEMENT & CUSTODY BANKS--2.4%
Ameriprise Financial, Inc.                                 17,700            414
Ares Capital Corp.                                         13,800             87
Bank of New York Mellon Corp. (The)                        48,157          1,364
Federated Investors, Inc. Class B                           7,600            129
Northern Trust Corp.                                       20,200          1,053
SEI Investments Co.                                        11,700            184
State Street Corp.                                         17,500            688
                                                                    ------------
                                                                           3,919
                                                                    ------------
BIOTECHNOLOGY--1.0%
Amgen, Inc.(d)                                             19,400          1,120
Cephalon, Inc.(d)                                           6,900            532
                                                                    ------------
                                                                           1,652
                                                                    ------------
BROADCASTING--0.1%
CBS Corp. Class B                                          25,510            209
                                                                    ------------
CABLE & SATELLITE--0.3%
Comcast Corp. Class A                                      25,800            436
                                                                    ------------
COMMERCIAL PRINTING--0.1%
Donnelley (R.R.) & Sons Co.                                17,100            232
                                                                    ------------
COMMUNICATIONS EQUIPMENT--1.0%
Cisco Systems, Inc.(d)                                     83,700          1,364
Corning, Inc.                                               9,700             93
Emulex Corp.(d)                                             9,800             68
Juniper Networks, Inc.(d)                                   6,900            121
                                                                    ------------
                                                                           1,646
                                                                    ------------
COMPUTER & ELECTRONICS RETAIL--0.2%
RadioShack Corp.                                           20,500            245
                                                                    ------------
COMPUTER HARDWARE--3.2%
Apple, Inc.(d)                                              4,200            359
Hewlett-Packard Co.                                        63,850          2,317
International Business Machines Corp.                      29,600          2,491
                                                                    ------------
                                                                           5,167
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
COMPUTER STORAGE & PERIPHERALS--0.2%
NetApp, Inc.(d)                                            13,300   $        186
QLogic Corp.(d)                                             9,400            126
                                                                    ------------
                                                                             312
                                                                    ------------
CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS--0.2%
AGCO Corp.(d)                                               6,400            151
Caterpillar, Inc.                                           3,800            170
Cummins, Inc.                                               2,600             69
                                                                    ------------
                                                                             390
                                                                    ------------
CONSUMER ELECTRONICS--0.0%
Harman International Industries, Inc.                       4,100             69
                                                                    ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.7%
Automatic Data Processing, Inc.                            16,700            657
MasterCard, Inc. Class A                                    1,900            271
Western Union Co. (The)                                    14,200            204
                                                                    ------------
                                                                           1,132
                                                                    ------------
DEPARTMENT STORES--0.1%
Macy's, Inc.                                               22,200            230
                                                                    ------------
DISTILLERS & VINTNERS--0.1%
Brown-Forman Corp. Class B                                  3,875            200
                                                                    ------------
DIVERSIFIED BANKS--0.4%
Wells Fargo & Co.                                          24,600            725
                                                                    ------------
DRUG RETAIL--0.2%
CVS Caremark Corp.                                         11,100            319
                                                                    ------------
EDUCATION SERVICES--0.1%
Apollo Group, Inc. Class A(d)                               2,900            222
                                                                    ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.7%
Acuity Brands, Inc.                                         4,000            140
Emerson Electric Co.                                       25,800            944
                                                                    ------------
                                                                           1,084
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
Agilent Technologies, Inc.(d)                              11,100            174
                                                                    ------------
ELECTRONIC MANUFACTURING SERVICES--0.1%
Tyco Electronics Ltd.                                       7,000            113
                                                                    ------------
ENVIRONMENTAL & FACILITIES SERVICES--0.2%
Waste Management, Inc.                                     11,000            365
                                                                    ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.5%
Monsanto Co.                                               10,700            753
Terra Industries, Inc.                                      5,200             86
                                                                    ------------
                                                                             839
                                                                    ------------
FOOD DISTRIBUTORS--0.7%
SYSCO Corp.                                                51,300          1,177
                                                                    ------------

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
FOOD RETAIL--0.7%
Kroger Co. (The)                                           41,400   $      1,093
                                                                    ------------
FOOTWEAR--0.4%
NIKE, Inc. Class B                                         13,700            699
                                                                    ------------
GAS UTILITIES--0.0%
Nicor, Inc.                                                 2,100             73
                                                                    ------------
GENERAL MERCHANDISE STORES--0.2%
Big Lots, Inc.(d)                                          10,000            145
Dollar Tree, Inc.(d)                                        5,000            209
                                                                    ------------
                                                                             354
                                                                    ------------
HEALTH CARE DISTRIBUTORS--0.6%
Cardinal Health, Inc.                                      26,600            917
                                                                    ------------
HEALTH CARE EQUIPMENT--0.2%
Boston Scientific Corp.(d)                                 30,200            234
St. Jude Medical, Inc.(d)                                   2,400             79
                                                                    ------------
                                                                             313
                                                                    ------------
HOME IMPROVEMENT RETAIL--0.2%
Sherwin-Williams Co. (The)                                  4,400            263
                                                                    ------------
HOUSEHOLD APPLIANCES--0.1%
Stanley Works (The)                                         5,200            177
                                                                    ------------
HOUSEHOLD PRODUCTS--1.3%
Kimberly-Clark Corp.                                        6,400            337
Procter & Gamble Co. (The)                                 28,400          1,756
                                                                    ------------
                                                                           2,093
                                                                    ------------
HYPERMARKETS & SUPER CENTERS--0.9%
BJ's Wholesale Club, Inc.(d)                               11,700            401
Wal-Mart Stores, Inc.                                      19,500          1,093
                                                                    ------------
                                                                           1,494
                                                                    ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.2%
NRG Energy, Inc.(d)                                        11,900            278
                                                                    ------------
INDUSTRIAL CONGLOMERATES--0.3%
Tyco International Ltd.                                    26,100            564
                                                                    ------------
INDUSTRIAL MACHINERY--0.7%
Dover Corp.                                                 6,400            211
Eaton Corp.                                                 6,600            328
Gardner Denver, Inc.(d)                                     4,900            114
Illinois Tool Works, Inc.                                   4,600            161
Parker Hannifin Corp.                                       6,950            296
                                                                    ------------
                                                                           1,110
                                                                    ------------
INSURANCE BROKERS--0.4%
AON Corp.                                                  12,000            548
Gallagher (Arthur J.) & Co.                                 3,600             93
                                                                    ------------
                                                                             641
                                                                    ------------
INTEGRATED OIL & GAS--6.7%
Chevron Corp.                                              31,400          2,323
ConocoPhillips                                             36,100          1,870

                                                        SHARES          VALUE
                                                     ------------   ------------
INTEGRATED OIL & GAS--CONTINUED
Exxon Mobil Corp.                                          55,900   $      4,462
Occidental Petroleum Corp.                                 37,700          2,262
                                                                    ------------
                                                                          10,917
                                                                    ------------
INTEGRATED TELECOMMUNICATION SERVICES--2.6%
AT&T, Inc.                                                 71,457          2,037
Embarq Corp.                                                6,100            219
Verizon Communications, Inc.                               34,800          1,180
Windstream Corp.                                           87,400            804
                                                                    ------------
                                                                           4,240
                                                                    ------------
INTERNET RETAIL--0.1%
Expedia, Inc.(d)                                           11,300             93
                                                                    ------------
INTERNET SOFTWARE & SERVICES--0.6%
eBay, Inc.(d)                                              33,300            465
Google, Inc. Class A(d)                                     1,800            554
                                                                    ------------
                                                                           1,019
                                                                    ------------
INVESTMENT BANKING & BROKERAGE--0.3%
Charles Schwab Corp. (The)                                 18,200            294
TD Ameritrade Holding Corp.(d)                             15,500            221
                                                                    ------------
                                                                             515
                                                                    ------------
LEISURE PRODUCTS--0.1%
Hasbro, Inc.                                                7,800            228
                                                                    ------------
LIFE & HEALTH INSURANCE--2.2%
AFLAC, Inc.                                                20,600            944
Lincoln National Corp.                                     14,100            266
MetLife, Inc.                                              27,700            966
Principal Financial Group, Inc.                            19,800            447
Prudential Financial, Inc.                                  4,700            142
StanCorp Financial Group, Inc.                              8,000            334
Unum Group                                                 24,100            448
                                                                    ------------
                                                                           3,547
                                                                    ------------
LIFE SCIENCES TOOLS & SERVICES--0.5%
Life Technologies Corp.(d)                                  8,606            201
Thermo Fisher Scientific, Inc.(d)                          15,600            531
Varian, Inc.(d)                                             2,500             84
                                                                    ------------
                                                                             816
                                                                    ------------
MANAGED HEALTH CARE--1.0%
Aetna, Inc.                                                16,900            482
CIGNA Corp.                                                11,100            187
Magellan Health Services, Inc.(d)                           3,300            129
UnitedHealth Group, Inc.                                   16,150            429
WellPoint, Inc.(d)                                         11,100            468
                                                                    ------------
                                                                           1,695
                                                                    ------------
METAL & GLASS CONTAINERS--0.2%
Owens-Illinois, Inc.(d)                                     9,100            249
                                                                    ------------
MORTGAGE REITS--0.4%
Annaly Capital Management, Inc.                            37,200            590
                                                                    ------------
MOVIES & ENTERTAINMENT--1.2%
Cinemark Holdings, Inc.                                    12,900             96
Time Warner, Inc.                                          70,400            708

                                                        SHARES          VALUE
                                                     ------------   ------------
MOVIES & ENTERTAINMENT--CONTINUED
Viacom, Inc. Class B(d)                                    32,000   $        610
Walt Disney Co. (The)                                      24,000            545
                                                                    ------------
                                                                           1,959
                                                                    ------------
MULTI-LINE INSURANCE--0.4%
Hartford Financial Services Group, Inc. (The)               6,900            113
Loews Corp.                                                20,400            577
                                                                    ------------
                                                                             690
                                                                    ------------
MULTI-UTILITIES--0.4%
Public Service Enterprise Group, Inc.                      24,900            726
                                                                    ------------
OFFICE REITS--0.1%
Lexington Realty Trust                                     26,950            135
                                                                    ------------
OFFICE SERVICES & SUPPLIES--0.2%
Avery Dennison Corp.                                        7,500            245
                                                                    ------------
OIL & GAS DRILLING--0.3%
ENSCO International, Inc.                                   5,200            148
Transocean Ltd.(d)                                          6,900            326
                                                                    ------------
                                                                             474
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--0.2%
Dresser-Rand Group, Inc.(d)                                 9,500            164
Tidewater, Inc.                                             4,600            185
                                                                    ------------
                                                                             349
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTION--0.4%
Devon Energy Corp.                                          7,300            479
Noble Energy, Inc.                                          4,200            207
                                                                    ------------
                                                                             686
                                                                    ------------
OIL & GAS REFINING & MARKETING--0.1%
Valero Energy Corp.                                         4,500             97
                                                                    ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.9%
Bank of America Corp.                                      38,800            546
JPMorgan Chase & Co.                                       31,400            990
                                                                    ------------
                                                                           1,536
                                                                    ------------
PACKAGED FOODS & MEATS--0.2%
Campbell Soup Co.                                           3,500            105
Ralcorp Holdings, Inc.(d)                                   2,600            152
                                                                    ------------
                                                                             257
                                                                    ------------
PHARMACEUTICALS--5.1%
Abbott Laboratories                                         4,200            224
Bristol-Myers Squibb Co.                                   43,100          1,002
Endo Pharmaceuticals Holdings, Inc.(d)                      7,400            192
Forest Laboratories, Inc.(d)                               12,000            306
Johnson & Johnson                                          26,700          1,597
Lilly (Eli) & Co.                                          20,400            822
Medicis Pharmaceutical Corp. Class A                       10,600            147
Merck & Co., Inc.                                          33,300          1,012

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
PHARMACEUTICALS--CONTINUED
Pfizer, Inc.                                              161,800   $      2,866
Schering-Plough Corp.                                       8,600            146
                                                                    ------------
                                                                           8,314
                                                                    ------------
PROPERTY & CASUALTY INSURANCE--1.3%
Chubb Corp. (The)                                          12,600            643
Cincinnati Financial Corp.                                 12,800            372
Travelers Cos., Inc. (The)                                 25,600          1,157
                                                                    ------------
                                                                           2,172
                                                                    ------------
PUBLISHING--0.1%
McGraw-Hill Cos., Inc. (The)                                5,400            125
                                                                    ------------
RAILROADS--0.7%
Burlington Northern Santa Fe Corp.                          3,400            257
CSX Corp.                                                  10,300            335
Norfolk Southern Corp.                                      7,700            362
Union Pacific Corp.                                         3,500            167
                                                                    ------------
                                                                           1,121
                                                                    ------------
REGIONAL BANKS--0.3%
Bank of Hawaii Corp.                                        9,000            407
                                                                    ------------
RESTAURANTS--1.3%
McDonald's Corp.                                           33,400          2,077
                                                                    ------------
SEMICONDUCTORS--1.3%
Intel Corp.                                                92,700          1,359
LSI Corp.(d)                                               99,600            328
Silicon Laboratories, Inc.(d)                               4,200            104
Texas Instruments, Inc.                                    24,200            375
                                                                    ------------
                                                                           2,166
                                                                    ------------
SOFT DRINKS--0.9%
Coca-Cola Co. (The)                                        12,000            543
Coca-Cola Enterprises, Inc.                                43,800            527
Pepsi Bottling Group, Inc. (The)                            9,000            203
PepsiAmericas, Inc.                                        12,400            252
                                                                    ------------
                                                                           1,525
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
SPECIALIZED CONSUMER SERVICES--0.1%
Block (H&R), Inc.                                           6,500   $        148
                                                                    ------------
SPECIALIZED FINANCE--0.2%
NYSE Euronext, Inc.                                        11,800            323
                                                                    ------------
SPECIALIZED REITS--0.2%
Host Hotels & Resorts, Inc.                                37,200            282
                                                                    ------------
SPECIALTY CHEMICALS--0.2%
Lubrizol Corp. (The)                                        7,000            255
                                                                    ------------
SPECIALTY STORES--0.1%
Tiffany & Co.                                               3,600             85
                                                                    ------------
STEEL--0.0%
AK Steel Holding Corp.                                      7,200             67
                                                                    ------------
SYSTEMS SOFTWARE--2.6%
BMC Software, Inc.(d)                                       7,800            210
Microsoft Corp.                                           117,100          2,276
Oracle Corp.(d)                                            70,000          1,241
Symantec Corp.(d)                                          36,300            491
                                                                    ------------
                                                                           4,218
                                                                    ------------
TOBACCO--0.8%
Altria Group, Inc.                                         34,860            525
Philip Morris International, Inc.                           5,760            250
Reynolds American, Inc.                                    15,000            605
                                                                    ------------
                                                                           1,380
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--0.1%
Sprint Nextel Corp.(d)                                     70,100            128
Telephone & Data Systems, Inc.                              2,700             86
                                                                    ------------
                                                                             214
                                                                    ------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $108,880)                                                92,964
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
FOREIGN COMMON STOCKS(e)--0.8%
AUTO PARTS & EQUIPMENT--0.1%
Autoliv, Inc. (Sweden)                                      4,200   $         90
                                                                    ------------
DIVERSIFIED METALS & MINING--0.1%
Freeport-McMoRan Copper & Gold, Inc. (United States)        3,000             74
                                                                    ------------
INDUSTRIAL MACHINERY--0.0%
Ingersoll-Rand Co., Ltd. Class A (United States)            3,700             64
                                                                    ------------
IT CONSULTING & OTHER SERVICES--0.4%
Accenture Ltd. Class A (United States)                     21,500            705
                                                                    ------------
PERSONAL PRODUCTS--0.2%
Herbalife Ltd. (United States)                             16,800            364
                                                                    ------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $2,061)                                                   1,297
                                                                    ------------
DOMESTIC PREFERRED STOCK--0.0%
CONSUMER FINANCE--0.0%
Preferred Blocker, Inc. (GMAC) Pfd. 9.000%                     84             27
                                                                    ------------
TOTAL DOMESTIC PREFERRED STOCK
(IDENTIFIED COST $27)                                                         27
                                                                    ------------
TOTAL LONG TERM INVESTMENTS--97.9%
(IDENTIFIED COST $191,962)                                               159,773
                                                                    ------------
SHORT-TERM INVESTMENTS--1.7%
MONEY MARKET MUTUAL FUNDS--1.7%
State Street Institutional Liquid Reserves Fund
   (seven-day effective yield 1.461%)                   2,776,115          2,776
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $2,776)                                                   2,776
                                                                    ------------
TOTAL INVESTMENTS--99.6%
(IDENTIFIED COST $194,738)                                               162,549(a)
Other assets and liabilities, net--0.4%                                      722
                                                                    ------------
NET ASSETS--100.0%                                                  $    163,271
                                                                    ============

                         See Footnote Legend on page 74.

                        See Notes to Financial Statements

                       PHOENIX STRATEGIC ALLOCATION SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: For tax information at December 31, 2008, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to a value of $10,217 or 6.3% of net assets.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d)  Non-income producing.

(e) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header or parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.

(f) Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.

(g)  Par value represents Brazilian Real (reported in thousands).

(h)  Par value represents Canadian Dollar (reported in thousands).

(i)  Par value represents Euro (reported in thousands).

(j)  Par value represents Mexican Peso (reported in thousands).

(k)  Par value represents Norwegian Krone (reported in thousands).

(l)  Par value represents Swedish Krona (reported in thousands).

(m) Illiquid and restricted security. At December 31, 2008, this security amounted to a value of $88 or 0.1% of net assets. For acquisition information, see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                     PHOENIX-ABERDEEN INTERNATIONAL SERIES
                      SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
FOREIGN COMMON STOCKS(b)--92.0%
AUSTRALIA--1.9%
QBE Insurance Group Ltd.
   (Property & Casualty Insurance)                        329,600   $      5,957
                                                                    ------------
BELGIUM--2.2%
Belgacom SA (Integrated
   Telecommunication Services)                            188,300          7,198
                                                                    ------------
BRAZIL--3.4%
Petroleo Brasileiro S.A. ADR
   (Integrated Oil & Gas)                                 537,900         10,979
                                                                    ------------
FRANCE--1.6%
Schneider Electric SA
   (Electrical Components & Equipment)                     69,500          5,175
                                                                    ------------
GERMANY--9.7%
adidas AG (Apparel,
   Accessories & Luxury Goods)                            196,000          7,471
Commerzbank AG
   (Diversified Banks)                                    363,000          3,449
Deutsche Post AG Registered
   Shares (Air Freight & Logistics)                       417,600          7,063
E.ON AG (Electric Utilities)                              329,600         12,943
                                                                    ------------
                                                                          30,926
                                                                    ------------
HONG KONG--2.7%
Swire Pacific Ltd. Class B (Multi-Sector Holdings)      6,462,500          8,618
                                                                    ------------
ITALY--6.3%
ENI S.p.A. (Integrated Oil & Gas)                         518,100         12,467
Intesa Sanpaolo S.p.A. (Diversified Banks)              2,111,500          7,671
                                                                    ------------
                                                                          20,138
                                                                    ------------
JAPAN--17.5%
Bank of Yokohama Ltd. (The)
   (Regional Banks)                                     1,059,000          6,247
Canon, Inc. (Office Electronics)                          286,550          9,079
Daito Trust Construction
   Co., Ltd. (Diversified Real Estate Activities)         197,000         10,342
FANUC Ltd. (Industrial Machinery)                          53,400          3,827
ORIX Corp. (Consumer Finance)                              92,800          5,299
Shin-Etsu Chemical Co. Ltd.
   (Specialty Chemicals)                                   64,900          2,995

                                                        SHARES          VALUE
                                                     ------------   ------------
JAPAN--CONTINUED
Takeda Pharmaceutical Co., Ltd.
   (Pharmaceuticals)                                      200,300   $     10,440
Toyota Motor Corp.
   (Automobile Manufacturers)                             229,300          7,580
                                                                    ------------
                                                                          55,809
                                                                    ------------
MEXICO--2.3%
Grupo Aeroportuario del
   Sureste S.A. de C.V. ADR (Airport Services)            194,500          7,270
                                                                    ------------
SINGAPORE--3.6%
City Developments Ltd.
   (Diversified Real Estate Activities)                 1,373,000          6,143
Oversea-Chinese Banking
   Corp. (Diversified Banks)                            1,539,800          5,354
                                                                    ------------
                                                                          11,497
                                                                    ------------
SPAIN--2.5%
Mapfre SA (Multi-line Insurance)                        2,304,205          7,858
                                                                    ------------
   SWEDEN--4.1%
Nordea Bank AB (Diversified Banks)                        812,400          5,791
Telefonaktiebolaget LM
   Ericsson Class B (Communications Equipment)            953,460          7,433
                                                                    ------------
                                                                          13,224
                                                                    ------------
SWITZERLAND--8.1%
Nestle S.A. Registered
   Shares (Packaged Foods & Meats)                        176,750          6,999
Roche Holding AG Registered
   Shares (Pharmaceuticals)                                40,000          6,193
Zurich Financial Services AG
   Registered Shares (Multi-line Insurance)                58,200         12,715
                                                                    ------------
                                                                          25,907
                                                                    ------------
TAIWAN--3.6%
Taiwan Semiconductor
   Manufacturing Co. Ltd.
   Sponsored ADR (Semiconductors)                       1,446,662         11,429
                                                                    ------------
UNITED KINGDOM--17.1%
AstraZeneca plc
   (Pharmaceuticals)                                      178,000          7,282
British American Tobacco plc (Tobacco)                    248,400          6,480
Centrica plc (Multi-Utilities)                          1,570,800          6,047
Morrison (WM.)
   Supermarkets plc
   (Food Retail)                                        1,267,600          5,138

                                                        SHARES          VALUE
                                                     ------------   ------------
UNITED KINGDOM--CONTINUED
Rio Tinto plc (Diversified
   Metals & Mining)                                       244,600   $      5,436
Standard Chartered plc
   (Diversified Banks)                                    405,198          5,185
Vodafone Group plc
   (Wireless Telecommunication Services)                5,587,730         11,442
Weir Group plc (The)
   (Industrial Machinery)                                 403,334          1,825
Wolseley plc (Trading
   Companies & Distributors)                            1,067,700          5,948
                                                                    ------------
                                                                          54,783
                                                                    ------------
UNITED STATES--5.4%
Koninklijke Philips Electronics
   N.V. (Industrial Conglomerates)                        408,000          8,089
Tenaris S.A. ADR (Oil & Gas
   Equipment & Services)                                  439,800          9,227
                                                                    ------------
                                                                          17,316
                                                                    ------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $363,885)                                               294,084
                                                                    ------------
FOREIGN PREFERRED STOCKS(b)--2.6%
   SOUTH KOREA--2.6%
Samsung Electronics Co., Ltd. Pfd. 0.170%
   (Semiconductors)                                        41,100          8,541
                                                                    ------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $14,437)                                                  8,541
                                                                    ------------
TOTAL LONG TERM INVESTMENTS--94.6%
(IDENTIFIED COST $378,322)                                               302,625
                                                                    ------------
SHORT-TERM INVESTMENTS--4.8%

                                                          PAR
                                                         VALUE
                                                     ------------
COMMERCIAL PAPER(c)--4.8%
Nicor, Inc.
0.370%, 1/5/09                                       $      4,095          4,095
Pitney Bowes, Inc.
0.050%, 1/7/09                                              3,640          3,640
0.030%, 1/8/09                                              5,120          5,120
Hewlett Packard Co.
0.200%, 1/26/09                                             2,500          2,499
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $15,354)                                                 15,354
                                                                    ------------
TOTAL INVESTMENTS--99.4%
(IDENTIFIED COST $393,676)                                               317,979(a)
Other assets and liabilities, net--0.6%                                    1,958
                                                                    ------------
NET ASSETS--100.0%                                                  $    319,937
                                                                    ============

                         See Footnote Legend on page 76.

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2008

($ reported in thousands)

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: For tax information at December 31, 2008, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

(b) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.

(c)  The rate shown is the discount rate.

                       See Notes to Financial Statements

                        PHOENIX SMALL-CAP GROWTH SERIES
                             SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
DOMESTIC COMMON STOCKS--97.0%
AEROSPACE & DEFENSE--4.4%
Aerovironment, Inc.(b)                                     10,900   $        401
Axsys Technologies, Inc.(b)                                 7,800            428
Heico Corp.                                                 8,100            315
                                                                    ------------
                                                                           1,144
                                                                    ------------
AIRLINES--2.4%
Allegiant Travel Co.(b)                                     7,900            383
Continental Airlines, Inc.
   Class B(b)                                              13,000            235
                                                                    ------------
                                                                             618
                                                                    ------------
APPAREL RETAIL--0.9%
Gymboree Corp. (The)(b)                                     9,200            240
                                                                    ------------
APPLICATION SOFTWARE--3.9%
ANSYS, Inc.(b)                                             10,400            290
Concur Technologies, Inc.(b)                               10,800            354
Nuance Communications, Inc.(b)                             34,600            359
                                                                    ------------
                                                                           1,003
                                                                    ------------
ASSET MANAGEMENT & CUSTODY BANKS--1.5%
Riskmetrics Group, Inc.(b)                                 25,100            374
                                                                    ------------
BIOTECHNOLOGY--5.9%
Cubist Pharmaceuticals, Inc.(b)                            10,500            253
Emergent Biosolutions, Inc.(b)                             15,500            405
Martek Biosciences Corp.                                   12,500            379
Myriad Genetics, Inc.(b)                                    7,300            484
                                                                    ------------
                                                                           1,521
                                                                    ------------
CASINOS & GAMING--3.4%
Bally Technologies, Inc.(b)                                13,500            325
WMS Industries, Inc.(b)                                    20,200            543
                                                                    ------------
                                                                             868
                                                                    ------------
COMMUNICATIONS EQUIPMENT--3.0%
Avocent Corp.(b)                                           21,800            390
F5 Networks, Inc.(b)                                       16,400            375
                                                                    ------------
                                                                             765
                                                                    ------------
COMPUTER & ELECTRONICS RETAIL--1.4%
GameStop Corp. Class A(b)                                  17,200            373
                                                                    ------------
DATA PROCESSING & OUTSOURCED SERVICES--1.2%
Alliance Data Systems Corp.(b)                              6,800            316
                                                                    ------------
DISTILLERS & VINTNERS--1.6%
Central European Distribution
   Corp.(b)                                                20,300            400
                                                                    ------------
EDUCATION SERVICES--5.9%
DeVry, Inc.                                                 8,500            488
ITT Educational Services, Inc.(b)                           5,400            513
Strayer Education, Inc.                                     2,400            514
                                                                    ------------
                                                                           1,515
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.5%
Cogent, Inc.(b)                                            27,600   $        374
                                                                    ------------
ENVIRONMENTAL & FACILITIES SERVICES--1.4%
Clean Harbors, Inc.(b)                                      5,700            362
                                                                    ------------
HEALTH CARE EQUIPMENT--6.8%
Greatbatch, Inc.(b)                                        11,300            299
Masimo Corp.(b)                                            14,500            433
Meridian Bioscience, Inc.                                  11,400            290
NuVasive, Inc.(b)                                           9,100            315
ResMed, Inc.(b)                                            11,300            424
                                                                    ------------
                                                                           1,761
                                                                    ------------
HEALTH CARE SERVICES--4.1%
Almost Family, Inc.(b)                                      7,000            315
Athenahealth Inc.(b)                                        8,700            327
LHC Group, Inc.(b)                                         11,100            400
                                                                    ------------
                                                                           1,042
                                                                    ------------
HEALTH CARE SUPPLIES--1.3%
Immucor, Inc.(b)                                           12,300            327
                                                                    ------------
HEALTH CARE TECHNOLOGY--1.4%
Medassets, Inc.(b)                                         25,200            368
                                                                    ------------
HYPERMARKETS & SUPER CENTERS--1.2%
BJ's Wholesale Club, Inc.(b)                                9,300            319
                                                                    ------------
INTERNET RETAIL--1.1%
IAC/InterActive Corp.(b)                                   18,800            296
                                                                    ------------
INTERNET SOFTWARE & SERVICES--4.3%
Equinix, Inc.(b)                                            9,100            484
Omniture, Inc.(b)                                          36,500            388
Vocus, Inc.(b)                                             13,400            244
                                                                    ------------
                                                                           1,116
                                                                    ------------
INVESTMENT BANKING & BROKERAGE--3.8%
Greenhill & Co., Inc.                                       5,400            377
KBW, Inc.(b)                                               16,200            373
Stifel Financial Corp.(b)                                   4,700            215
                                                                    ------------
                                                                             965
                                                                    ------------
LIFE SCIENCES TOOLS & SERVICES--1.5%
Techne Corp.(b)                                             6,000            387
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTION--6.4%
Arena Resources, Inc.(b)                                   15,900            447
Comstock Resources, Inc.(b)                                11,300            534
Concho Resources, Inc.(b)                                  16,800            383
Concho Resources, Inc.(b)(c)                                1,385             30
Plains Exploration &
   Production Co.(b)                                       11,300            263
                                                                    ------------
                                                                           1,657
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
PACKAGED FOODS & MEATS--1.8%
Diamond Foods, Inc.                                         9,000   $        181
Flowers Foods, Inc.                                        11,200            273
                                                                    ------------
                                                                             454
                                                                    ------------
PERSONAL PRODUCTS--1.4%
Chattem, Inc.(b)                                            5,200            372
                                                                    ------------
PHARMACEUTICALS--4.3%
Optimer Pharmaceuticals, Inc.(b)                           36,600            443
Perrigo Co.                                                10,300            333
ViroPharma, Inc.(b)                                        24,700            322
                                                                    ------------
                                                                           1,098
                                                                    ------------
REGIONAL BANKS--1.6%
PrivateBancorp, Inc.                                       12,500            406
                                                                    ------------
RESTAURANTS--1.0%
Panera Bread Co. Class A(b)                                 4,700            245
                                                                    ------------
SECURITY & ALARM SERVICES--3.0%
Cornell Cos., Inc.(b)                                      16,000            297
GEO Group, Inc. (The)(b)                                   26,400            476
                                                                    ------------
                                                                             773
                                                                    ------------
SEMICONDUCTOR EQUIPMENT--1.6%
Varian Semiconductor Equipment
   Associates, Inc.(b)                                     23,200            420
                                                                    ------------
SEMICONDUCTORS--2.3%
Hittite Microwave Corp.(b)                                 10,700            315
Silicon Laboratories, Inc.(b)                              10,800            268
                                                                    ------------
                                                                             583
                                                                    ------------
SPECIALTY STORES--1.2%
Tractor Supply Co.(b)                                       8,500            308
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS--1.4%
Beacon Roofing Supply, Inc.(b)                             25,900            359
                                                                    ------------
TRUCKING--1.1%
Old Dominion Freight Line, Inc.(b)                          9,700            276
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--6.0%
Leap Wireless International, Inc.(b)                       20,300            546
SBA Communications Corp.
   Class A(b)                                              60,600            989
                                                                    ------------
                                                                           1,535
                                                                    ------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $25,656)                                                 24,940
                                                                    ------------
TOTAL LONG TERM INVESTMENTS--97.0%
(IDENTIFIED COST $25,656)                                                 24,940
                                                                    ------------

                         See Footnote Legend on page 78.

                       See Notes to Financial Statements

                        PHOENIX SMALL-CAP GROWTH SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
SHORT-TERM INVESTMENTS--2.3%
MONEY MARKET MUTUAL FUNDS--2.3%
State Street Institutional
   Liquid Reserves Fund
   (seven-day effective
   yield 1.461%)                                          593,203   $        593
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $593)                                                       593
                                                                    ------------
TOTAL INVESTMENTS--99.3%
(IDENTIFIED COST $26,249)                                                 25,533(a)

Other assets and liabilities, net--0.7%                                      183
                                                                    ------------
NET ASSETS--100.0%                                                  $     25,716
                                                                    ============

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: For tax information at December 31, 2008, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

(b)  Non-income producing.

(c) Illiquid and restricted security. At December 31, 2008, this security amounted to a value of $30 or 0.1% of net assets. For acquisition information, see Note 6, "Illiquid and Restricted Securities" in the Notes to Financial Statements.

                        See Notes to Financial Statements

              PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
DOMESTIC COMMON STOCKS--96.8%
REAL ESTATE INVESTMENT TRUSTS--96.8%
DIVERSIFIED--6.0%
Vornado Realty Trust                                       85,755   $      5,175
                                                                    ------------
HEALTH CARE--17.6%
HCP, Inc.                                                 157,185          4,365
Health Care REIT, Inc.                                    106,860          4,510
Nationwide Health Properties, Inc.                         61,600          1,769
Ventas, Inc.                                              134,501          4,515
                                                                    ------------
                                                                          15,159
                                                                    ------------
INDUSTRIAL/OFFICE--17.4%
INDUSTRIAL--2.9%
AMB Property Corp.                                         34,492            808
Eastgroup Properties, Inc.                                  9,376            334
Prologis                                                   95,506          1,326
                                                                    ------------
                                                                           2,468
                                                                    ------------
MIXED--0.5%
Liberty Property Trust                                     20,101            459
                                                                    ------------
OFFICE--14.0%
Alexandria Real Estate Equities, Inc.                      59,624          3,598
BioMed Realty Trust, Inc.                                  41,208            483
Boston Properties, Inc.                                    55,610          3,058
Corporate Office Properties Trust                          93,064          2,857
Douglas Emmett, Inc.                                       90,631          1,184
SL Green Realty Corp.                                      35,814            927
                                                                    ------------
                                                                          12,107
                                                                    ------------
                                                                          15,034
                                                                    ------------
LODGING/RESORTS--2.4%
DiamondRock Hospitality Co.                                47,822            243
Host Hotels & Resorts, Inc.                               238,894          1,808
                                                                    ------------
                                                                           2,051
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
RESIDENTIAL--14.3%
APARTMENTS--14.3%
Apartment Investment &
   Management Co. Class A                                   8,732   $        101
AvalonBay Communities, Inc.                                37,722          2,285
BRE Properties, Inc.                                       40,004          1,119
Equity Residential                                        144,449          4,307
Essex Property Trust, Inc.                                 31,173          2,393
Home Properties, Inc.                                       9,822            399
UDR, Inc.                                                 121,949          1,682
                                                                    ------------
                                                                          12,286
                                                                    ------------
RETAIL--20.9%
FREE STANDING--1.3%
National Retail Properties, Inc.                           65,307          1,124
                                                                    ------------
REGIONAL MALLS--9.7%
Macerich Co. (The)                                        111,554          2,026
Simon Property Group, Inc.                                119,021          6,323
                                                                    ------------
                                                                           8,349
                                                                    ------------
SHOPPING CENTERS--9.9%
Federal Realty Investment Trust                            49,482          3,072
Kimco Realty Corp.                                         81,011          1,481
Regency Centers Corp.                                      22,232          1,038
Tanger Factory Outlet Centers, Inc.                        77,179          2,903
                                                                    ------------
                                                                           8,494
                                                                    ------------
                                                                          17,967
                                                                    ------------
SELF STORAGE--7.9%
Extra Space Storage, Inc.                                 143,697          1,483
Public Storage, Inc.                                       67,271          5,348
                                                                    ------------
                                                                           6,831
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
SPECIALTY--10.3%
Digital Realty Trust, Inc.                                139,883   $      4,595
Entertainment Properties Trust                             64,210          1,913
Plum Creek Timber Co., Inc.                                68,236          2,371
                                                                    ------------
                                                                           8,879
                                                                    ------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $82,318)                                                 83,382
                                                                    ------------
TOTAL LONG TERM INVESTMENTS--96.8%
(IDENTIFIED COST $82,318)                                                 83,382
                                                                    ------------
SHORT TERM INVESTMENTS--2.6%
MONEY MARKET MUTUAL FUNDS--2.6%
State Street Institutional Liquid
   Reserves Fund (seven-day
   effective yield 1.461%)                              2,263,896          2,264
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $2,264)                                                   2,264
                                                                    ------------
TOTAL INVESTMENTS--99.4%
(IDENTIFIED COST $84,582)                                                 85,646(a)
Other assets and liabilities, net--0.6%                                      553
                                                                    ------------
NET ASSETS--100.0%                                                  $     86,199
                                                                    ============

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: For tax information at December 31, 2008, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

                        See Notes to Financial Statements

           PHOENIX DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH
                             SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
EXCHANGE TRADED FUNDS--93.7%
iShares MSCI EAFE(R) IndeX Fund                            56,135   $      2,519
SPDR S&P International Small Cap Fund                      47,905            891
Vanguard Emerging Markets Fund                             30,830            731
Vanguard Large-Cap Fund                                   137,230          5,592
Vanguard REIT Fund                                         24,070            877
Vanguard Small-Cap Fund                                    55,620          2,374
Vanguard Small-Cap Value Fund                               7,000            297
Vanguard Value Fund                                        14,310            589
                                                                    ------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $20,655)                                                 13,870
                                                                    ------------
EXCHANGE TRADED NOTES--6.0%
iPath Dow Jones-AIG
   Commodity Index Total
   Return ETN(b)                                           25,025            882
                                                                    ------------
TOTAL EXCHANGE TRADED NOTES
(IDENTIFIED COST $1,406)                                                     882
                                                                    ------------
TOTAL LONG TERM INVESTMENTS--99.7%
(IDENTIFIED COST $22,061)                                                 14,752
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
SHORT-TERM INVESTMENTS--0.6%
MONEY MARKET MUTUAL FUNDS--0.6%
State Street Institutional Liquid
   Reserves Fund (seven-day
   effective yield 1.461%)                                 92,837   $         93
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $93)                                                         93
                                                                    ------------
TOTAL INVESTMENTS--100.3%
(IDENTIFIED COST $22,154)                                                 14,845(a)
                                                                    ------------
Other assets and liabilities, net--(0.3)%                                    (42)
                                                                    ------------
NET ASSETS--100.0%                                                  $     14,803
                                                                    ============

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: For tax information at December 31, 2008, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

(b)  Non-income producing.

                        See Notes to Financial Statements

                PHOENIX DYNAMIC ASSET ALLOCATION SERIES: GROWTH
                             SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
EXCHANGE TRADED FUNDS--94.7%
iShares Lehman Treasury
   Inflation Protected
   Securities                                               8,060   $        800
iShares MSCI EAFE(R)
   Index Fund                                              87,920          3,945
SPDR S&P International
   Small Cap Fund                                          74,930          1,393
Vanguard Emerging
   Markets Fund                                            46,820          1,110
Vanguard Intermediate-Term
   Bond Fund                                               23,780          1,892
Vanguard Large-Cap Fund                                   234,400          9,552
Vanguard REIT Fund                                         40,560          1,478
Vanguard Short-Term
   Bond Fund                                               16,820          1,355
Vanguard Small-Cap Fund                                    67,730          2,891
Vanguard Small-Cap Value
   Fund                                                    20,460            868
Vanguard Value Fund                                        34,230          1,409
                                                                    ------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $36,239)                                                 26,693
                                                                    ------------
EXCHANGE TRADED NOTES--4.9%
iPath Dow Jones-AIG
   Commodity Index Total
   Return ETN(b)                                           39,265          1,384
                                                                    ------------
TOTAL EXCHANGE TRADED NOTES
(IDENTIFIED COST $2,171)                                                   1,384
                                                                    ------------
TOTAL LONG TERM INVESTMENTS--99.6%
(IDENTIFIED COST $38,410)                                                 28,077
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
SHORT-TERM INVESTMENTS--0.6%
MONEY MARKET MUTUAL FUNDS--0.6%
State Street Institutional Liquid
   Reserves Fund (seven-day
   effective yield 1.461%)                                163,251   $        163
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $163)                                                       163
                                                                    ------------
TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $38,573)                                                 28,240(a)
                                                                    ------------
Other assets and liabilities, net--(0.2)%                                    (54)
                                                                    ------------
NET ASSETS--100.0%                                                  $     28,186
                                                                    ============

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: For tax information at December 31, 2008, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

(b)  Non-income producing.

                        See Notes to Financial Statements

               PHOENIX DYNAMIC ASSET ALLOCATION SERIES: MODERATE
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
EXCHANGE TRADED FUNDS--93.8%
iShares Lehman Treasury
   Inflation Protected
   Securities                                              22,320   $      2,215
iShares MSCI EAFE(R) Index
   Fund                                                    52,450          2,354
SPDR S&P International
   Small Cap Fund                                          38,080            708
Vanguard Intermediate-Term
   Bond Fund                                               34,150          2,717
Vanguard Large-Cap Fund                                   115,110          4,691
Vanguard Long-Term
   Bond Fund                                               27,910          2,229
Vanguard REIT Fund                                         19,350            705
Vanguard Short-Term
   Bond Fund                                               42,050          3,387
Vanguard Small-Cap Fund                                    33,580          1,433
Vanguard Small-Cap Value
   Fund                                                     5,620            239
Vanguard Value Fund                                        22,820            939
                                                                    ------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $23,089)                                                 21,617
                                                                    ------------
EXCHANGE TRADED NOTES--3.1%
iPath Dow Jones-AIG
   Commodity Index Total
   Return ETN(b)                                           20,000            705
                                                                    ------------
TOTAL EXCHANGE TRADED NOTES
(IDENTIFIED COST $980)                                                       705
                                                                    ------------
TOTAL LONG TERM INVESTMENTS--96.9%
(IDENTIFIED COST $24,069)                                                 22,322
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
SHORT-TERM INVESTMENTS--2.8%
MONEY MARKET MUTUAL FUNDS--2.8%
State Street Institutional Liquid
   Reserves Fund (seven-day
   effective yield 1.461%)                                645,217   $        645
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $645)                                                       645
                                                                    ------------
TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $24,714)                                                 22,967(a)
                                                                    ------------
Other assets and liabilities, net--0.3%                                       66
                                                                    ------------
NET ASSETS--100.0%                                                  $     23,033
                                                                    ============

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: For tax information at December 31, 2008, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

(b)  Non-income producing.

                        See Notes to Financial Statements

            PHOENIX DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH
                             SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
EXCHANGE TRADED FUNDS--95.4%
iShares Lehman Treasury
   Inflation Protected
   Securities                                              12,665   $      1,257
iShares MSCI EAFE(R) Index
   Fund                                                    54,570          2,448
SPDR S&P International
   Small Cap Fund                                          47,970            892
Vanguard Emerging
   Markets Fund                                            27,790            659
Vanguard Intermediate-Term
   Bond Fund                                               24,110          1,918
Vanguard Large-Cap Fund                                   151,870          6,189
Vanguard Long-Term Bond
   Fund                                                    13,130          1,049
Vanguard REIT Fund                                         24,100            878
Vanguard Short-Term Bond
   Fund                                                    26,580          2,141
Vanguard Small-Cap Fund                                    41,770          1,784
Vanguard Small-Cap Value
   Fund                                                    15,770            669
Vanguard Value Fund                                        26,860          1,105
                                                                    ------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $25,513)                                                 20,989
                                                                    ------------
EXCHANGE TRADED NOTES--4.0%
iPath Dow Jones-AIG
   Commodity Index Total
   Return ETN (b)                                          25,050            883
                                                                    ------------
TOTAL EXCHANGE TRADED NOTES
(IDENTIFIED COST $1,261)                                                     883
                                                                    ------------
TOTAL LONG TERM INVESTMENTS--99.4%
(IDENTIFIED COST $26,774)                                                 21,872
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
SHORT-TERM INVESTMENTS--0.5%
MONEY MARKET MUTUAL FUNDS--0.5%
State Street Institutional Liquid
   Reserves Fund (seven-day
   effective yield 1.461%)                                    114   $        114
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $114)                                                       114
                                                                    ------------
TOTAL INVESTMENTS--99.9%
(IDENTIFIED COST $26,888)                                                 21,986(a)
                                                                    ------------
Other assets and liabilities, net--0.1%                                       12
                                                                    ------------
NET ASSETS--100.0%                                                  $     21,998
                                                                    ============

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: For tax information at December 31, 2008, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

(b)  Non-income producing.

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
                             SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
DOMESTIC COMMON STOCKS--91.2%
AEROSPACE & DEFENSE--0.6%
Goodrich Corp.                                             15,800   $        585
                                                                    ------------
AGRICULTURAL PRODUCTS--0.9%
Bunge Ltd.                                                 16,900            875
                                                                    ------------
AIRLINES--1.9%
Alaska Air Group, Inc.(b)                                  22,600            661
Continental Airlines, Inc.
   Class B(b)                                              30,100            543
SkyWest, Inc.                                              30,200            562
                                                                    ------------
                                                                           1,766
                                                                    ------------
APPAREL RETAIL--2.5%
Foot Locker, Inc.                                         121,600            892
Limited Brands, Inc.                                       45,100            453
Men's Wearhouse, Inc.
   (The)                                                   70,500            955
                                                                    ------------
                                                                           2,300
                                                                    ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.3%
Jones Apparel Group, Inc.                                  46,100            270
                                                                    ------------
AUTO PARTS & EQUIPMENT--0.5%
ArvinMeritor, Inc.                                        110,000            314
TRW Automotive Holdings
   Corp.(b)                                                36,800            132
                                                                    ------------
                                                                             446
                                                                    ------------
AUTOMOBILE MANUFACTURERS--1.0%
Thor Industries, Inc.                                      72,400            954
                                                                    ------------
AUTOMOTIVE RETAIL--0.4%
AutoNation, Inc.(b)                                        38,500            380
                                                                    ------------
BUILDING PRODUCTS--0.5%
Quanex Building Products
   Corp                                                    44,800            420
                                                                    ------------
CASINOS & GAMING--0.5%
Boyd Gaming Corp.(b)                                       90,200            427
                                                                    ------------
COMMODITY CHEMICALS--0.9%
Celanese Corp. Series A                                    32,700            406
Westlake Chemical Corp.                                    23,700            386
                                                                    ------------
                                                                             792
                                                                    ------------
COMMUNICATIONS EQUIPMENT--0.4%
CommScope, Inc.(b)                                         24,400            379
                                                                    ------------
COMPUTER STORAGE & PERIPHERALS--2.0%
Lexmark International, Inc.
   Class A(b)                                              24,100            648
SanDisk Corp.(b)                                           54,800            526
Western Digital Corp.(b)                                   57,800            662
                                                                    ------------
                                                                           1,836
                                                                    ------------
CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS--1.6%
Terex Corp.(b)                                             83,300          1,443
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.6%
Convergys Corp.(b)                                         81,500   $        522
                                                                    ------------
DEPARTMENT STORES--0.9%
Penney (J.C.) Co., Inc.                                    43,100            849
                                                                    ------------
DIVERSIFIED CHEMICALS--0.2%
Ashland, Inc.                                              20,400            214
                                                                    ------------
ELECTRIC UTILITIES--2.6%
Allegheny Energy, Inc.                                     14,400            488
Northeast Utilities                                        61,800          1,487
Portland General Electric
   Co.                                                     22,000            428
                                                                    ------------
                                                                           2,403
                                                                    ------------
ELECTRICAL COMPONENTS & EQUIPMENT--2.9%
Acuity Brands, Inc.                                        25,100            876
Cooper Industries Ltd.
   Class A                                                 18,400            538
EnerSys(b)                                                 64,500            710
Regal-Beloit Corp.                                         14,300            543
                                                                    ------------
                                                                           2,667
                                                                    ------------
ELECTRONIC COMPONENTS--0.3%
Vishay Intertechnology,
   Inc.(b)                                                 76,000            260
                                                                    ------------
ELECTRONIC MANUFACTURING SERVICES--0.7%
Benchmark Electronics,
   Inc.(b)                                                 47,900            612
                                                                    ------------
FOOD RETAIL--2.7%
Ruddick Corp.                                              61,100          1,689
SUPERVALU, Inc.                                            56,000            818
                                                                    ------------
                                                                           2,507
                                                                    ------------
GAS UTILITIES--1.3%
Atmos Energy Corp.                                         49,900          1,183
                                                                    ------------
HEALTH CARE FACILITIES--2.0%
LifePoint Hospitals, Inc.(b)                               40,400            923
Universal Health Services,
   Inc. Class B                                            23,500            883
                                                                    ------------
                                                                           1,806
                                                                    ------------
HEALTH CARE SERVICES--0.9%
Omnicare, Inc.                                             29,900            830
                                                                    ------------
HOME FURNISHINGS--0.6%
Mohawk Industries, Inc.(b)                                 12,600            541
                                                                    ------------
HOMEBUILDING--0.3%
KB Home                                                    17,500            238
                                                                    ------------
HUMAN RESOURCE & EMPLOYMENT SERVICES--1.1%
Kelly Services, Inc. Class A                               78,600          1,023
                                                                    ------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS--0.6%
Reliant Energy, Inc.(b)                                    89,200            516
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
INDUSTRIAL MACHINERY--3.0%
Briggs & Stratton Corp.                                    55,600   $        978
Gardner Denver, Inc.(b)                                    22,900            534
Mueller Industries, Inc.                                   51,700          1,297
                                                                    ------------
                                                                           2,809
                                                                    ------------
LEISURE PRODUCTS--1.1%
Callaway Golf Co.                                         113,500          1,054
                                                                    ------------
LIFE & HEALTH INSURANCE--1.4%
StanCorp Financial Group,
   Inc.                                                    31,500          1,316
                                                                    ------------
MANAGED HEALTH CARE--2.4%
AMERIGROUP Corp.(b)                                        55,500          1,639
Molina Healthcare, Inc.(b)                                 33,125            583
                                                                    ------------
                                                                           2,222
                                                                    ------------
METAL & GLASS CONTAINERS--1.6%
AptarGroup, Inc.                                           22,200            782
Owens-Illinois, Inc.(b)                                    24,900            681
                                                                    ------------
                                                                           1,463
                                                                    ------------
MULTI-UTILITIES--1.5%
Puget Energy, Inc.                                         15,800            431
Wisconsin Energy Corp.                                     23,700            995
                                                                    ------------
                                                                           1,426
                                                                    ------------
OFFICE REITS--1.8%
Alexandria Real Estate
   Equities, Inc.                                          10,100            609
Digital Realty Trust, Inc.                                 31,500          1,035
                                                                    ------------
                                                                           1,644
                                                                    ------------
OFFICE SERVICES & SUPPLIES--1.1%
United Stationers, Inc.(b)                                 30,000          1,005
                                                                    ------------
OIL & GAS DRILLING--0.7%
Helmerich & Payne, Inc.                                    29,300            667
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--0.6%
Oil States International,
   Inc.(b)                                                 31,600            591
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTION--2.7%
Cimarex Energy Co.                                         40,200          1,076
Denbury Resources, Inc.(b)                                 45,400            496
Whiting Petroleum Corp.(b)                                 26,300            880
                                                                    ------------
                                                                           2,452
                                                                    ------------
OIL & GAS REFINING & MARKETING--1.1%
Frontier Oil Corp.                                         81,100          1,024
                                                                    ------------
PACKAGED FOODS & MEATS--3.8%
Del Monte Foods Co.                                       210,800          1,505
Smithfield Foods, Inc.(b)                                  86,200          1,213
Tyson Foods, Inc. Class A                                  92,000            806
                                                                    ------------
                                                                           3,524
                                                                    ------------
PAPER PACKAGING--0.5%
Sonoco Products Co.                                        20,500            475
                                                                    ------------

                       See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
PROPERTY & CASUALTY INSURANCE--2.7%
Fidelity National Financial, Inc. Class A                  75,900   $      1,347
Old Republic International Corp.                           92,500          1,103
                                                                    ------------
                                                                           2,450
                                                                    ------------
PUBLISHING--0.3%
Gannett Co., Inc.                                          37,300            298
                                                                    ------------
REGIONAL BANKS--4.6%
Central Pacific Financial Corp.                            15,200            153
Popular, Inc.                                              64,200            331
South Financial Group, Inc. (The)                         110,000            475
Susquehanna Bancshares, Inc.                               30,500            485
Synovus Financial Corp.                                    45,100            374
Trustmark Corp.                                            43,300            935
Webster Financial Corp.                                    60,300            831
Whitney Holding Corp.                                      42,000            672
                                                                    ------------
                                                                           4,256
                                                                    ------------
REINSURANCE--4.1%
PartnerRe Ltd.                                              9,600            684
Platinum Underwriters Holdings Ltd.                        51,000          1,840
Reinsurance Group of America, Inc.                         13,300            570
RenaissanceRe Holdings Ltd.                                13,500            696
                                                                    ------------
                                                                           3,790
                                                                    ------------
RESIDENTIAL REITS--1.7%
Home Properties, Inc.                                      23,600            958
Mid-America Apartment Communities, Inc.                    16,000            595
                                                                    ------------
                                                                           1,553
                                                                    ------------
RETAIL REITS--1.2%
Tanger Factory Outlet Centers                              20,200            760
Taubman Centers, Inc.                                      13,400            341
                                                                    ------------
                                                                           1,101
                                                                    ------------
SEMICONDUCTOR EQUIPMENT--1.0%
Amkor Technology, Inc.(b)                                 110,200            240
Teradyne, Inc.(b)                                         163,300            689
                                                                    ------------
                                                                             929
                                                                    ------------
SEMICONDUCTORS--1.7%
Siliconware Precision Industries Co.                      243,600          1,086
Zoran Corp.(b)                                             72,900            498
                                                                    ------------
                                                                           1,584
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
SOFT DRINKS--1.0%
Pepsi Bottling Group, Inc. (The)                           41,400   $        932
                                                                    ------------
SPECIALIZED REITS--0.4%
Sunstone Hotel Investors, Inc.                             52,900            327
                                                                    ------------
SPECIALTY CHEMICALS--2.9%
Arch Chemicals, Inc.                                       35,000            913
Chemtura Corp.                                            204,900            287
Cytec Industries, Inc.                                     38,000            806
Rockwood Holdings, Inc.(b)                                 64,900            701
                                                                    ------------
                                                                           2,707
                                                                    ------------
STEEL--2.4%
Commercial Metals Co.                                     100,100          1,188
Reliance Steel & Aluminum Co.                              34,400            686
Steel Dynamics, Inc.                                       31,000            347
                                                                    ------------
                                                                           2,221
                                                                    ------------
TECHNOLOGY DISTRIBUTORS--4.6%
Anixter International, Inc.(b)                             19,200            578
Arrow Electronics, Inc.(b)                                 49,800            938
Avnet, Inc.(b)                                             33,000            601
Ingram Micro, Inc. Class A(b)                              74,300            995
Insight Enterprises, Inc.(b)                               81,100            560
Tech Data Corp.(b)                                         29,900            533
                                                                    ------------
                                                                           4,205
                                                                    ------------
THRIFTS & MORTGAGE FINANCE--2.6%
Astoria Financial Corp.                                    22,500            371
First Niagara Financial Group, Inc.                        33,600            543
Provident Financial Services, Inc.                         25,900            396
Washington Federal, Inc.                                   73,500          1,100
                                                                    ------------
                                                                           2,410
                                                                    ------------
TOBACCO--1.3%
Universal Corp.                                            38,600          1,153
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS--1.2%
GATX Corp.                                                 36,600          1,133
                                                                    ------------
TRUCKING--2.5%
Arkansas Best Corp.                                        27,900            840
Con-Way, Inc.                                              22,800            606
Hertz Global Holdings, Inc.(b)                             94,000            477
Werner Enterprises, Inc.                                   19,600            340
                                                                    ------------
                                                                           2,263
                                                                    ------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $122,956)                                                84,028
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
FOREIGN COMMON STOCKS(c)--5.2%
AUTO PARTS & EQUIPMENT--0.3%
Autoliv, Inc. (Sweden)                                     12,000   $        258
                                                                    ------------
COMMODITY CHEMICALS--0.4%
Methanex Corp. (United States)                             29,800            335
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.2%
AU Optronics Corp. Sponsored ADR (Taiwan)                 148,600          1,141
                                                                    ------------
PROPERTY & CASUALTY INSURANCE--1.7%
Aspen Insurance Holdings Ltd. (Bermuda)                    66,100          1,603
                                                                    ------------
REINSURANCE--1.6%
Arch Capital Group Ltd. (United States)(b)                 20,800          1,458
                                                                    ------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $5,096)                                                   4,795
                                                                    ------------
TOTAL LONG TERM INVESTMENTS--96.4%
(IDENTIFIED COST $128,052)                                                88,823
                                                                    ------------
SHORT-TERM INVESTMENTS--2.8%
MONEY MARKET MUTUAL FUNDS--2.8%
State Street Institutional Liquid Reserve Fund
   (seven-day effective yield 1.461%)                   2,590,246          2,590
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $2,590)                                                   2,590
                                                                    ------------
TOTAL INVESTMENTS--99.2%
(IDENTIFIED COST $130,642)                                                91,413(a)
                                                                    ------------
Other assets and liabilities, net--0.8%                                      733
                                                                    ------------
NET ASSETS--100.0%                                                  $     92,146
                                                                    ============

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: For tax information at December 31, 2008, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

(b)  Non-income producing.

(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
DOMESTIC COMMON STOCKS--92.9%
AIRLINES--2.2%
Alaska Air Group, Inc.(b)                                   9,300   $        272
Continental Airlines, Inc. Class B(b)                      14,500            262
SkyWest, Inc.                                              16,200            301
                                                                    ------------
                                                                             835
                                                                    ------------
APPAREL RETAIL--3.0%
Foot Locker, Inc.                                          40,600            298
Men's Wearhouse, Inc. (The)                                31,000            420
Shoe Carnival, Inc.(b)                                     43,453            415
                                                                    ------------
                                                                           1,133
                                                                    ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.4%
Jones Apparel Group, Inc.                                  24,800            145
                                                                    ------------
AUTO PARTS & EQUIPMENT--0.4%
ArvinMeritor, Inc.                                         35,500            101
TRW Automotive Holdings Corp.(b)                           18,500             67
                                                                    ------------
                                                                             168
                                                                    ------------
AUTOMOBILE MANUFACTURERS--1.1%
Thor Industries, Inc.                                      32,400            427
                                                                    ------------
AUTOMOTIVE RETAIL--0.4%
Sonic Automotive, Inc. Class A                             37,850            151
                                                                    ------------
BUILDING PRODUCTS--0.6%
Quanex Building Products Corp.                             22,100            207
                                                                    ------------
CASINOS & GAMING--0.6%
Boyd Gaming Corp.(b)                                       49,100            232
                                                                    ------------
COMMODITY CHEMICALS--0.9%
Celanese Corp. Series A                                    15,300            190
Westlake Chemical Corp.                                    10,100            165
                                                                    ------------
                                                                             355
                                                                    ------------
COMMUNICATIONS EQUIPMENT--0.5%
CommScope, Inc.(b)                                         11,200            174
                                                                    ------------
COMPUTER STORAGE & PERIPHERALS--0.6%
SanDisk Corp.(b)                                           24,600            236
                                                                    ------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--2.3%
Commercial Vehicle Group, Inc.(b)                          74,100             69
NACCO Industries, Inc. Class A                              5,300            198
Terex Corp.(b)                                             35,900            622
                                                                    ------------
                                                                             889
                                                                    ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.9%
Convergys Corp.(b)                                         54,800            351
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
ELECTRIC UTILITIES--2.0%
Northeast Utilities                                        24,050   $        579
Portland General Electric Co.                               9,400            183
                                                                    ------------
                                                                             762
                                                                    ------------
ELECTRICAL COMPONENTS & EQUIPMENT--2.2%
Acuity Brands, Inc.                                         7,500            262
EnerSys(b)                                                 29,600            326
Regal-Beloit Corp.                                          6,400            243
                                                                    ------------
                                                                             831
                                                                    ------------
ELECTRONIC COMPONENTS--0.3%
Vishay Intertechnology, Inc.(b)                            35,700            122
                                                                    ------------
ELECTRONIC MANUFACTURING SERVICES--2.2%
Benchmark Electronics, Inc.(b)                             17,500            223
CTS Corp.                                                  71,000            391
TTM Technologies, Inc.(b)                                  42,900            224
                                                                    ------------
                                                                             838
                                                                    ------------
FOOD RETAIL--1.7%
Ruddick Corp.                                              23,300            644
                                                                    ------------
FOOTWEAR--0.5%
Brown Shoe Co., Inc.                                       23,900            202
                                                                    ------------
GAS UTILITIES--1.3%
Atmos Energy Corp.                                         20,700            491
                                                                    ------------
HEALTH CARE EQUIPMENT--2.1%
CONMED Corp.(b)                                            18,600            445
Invacare Corp.                                             22,500            349
                                                                    ------------
                                                                             794
                                                                    ------------
HEALTH CARE FACILITIES--3.1%
Kindred Healthcare, Inc.(b)                                16,400            214
LifePoint Hospitals, Inc.(b)                               20,000            457
Skilled Healthcare Group, Inc. Class A(b)                  19,800            167
Universal Health Services, Inc. Class B                     8,600            323
                                                                    ------------
                                                                           1,161
                                                                    ------------
HEALTH CARE SERVICES--1.3%
Gentiva Health Services, Inc.(b)                           16,600            486
                                                                    ------------
HOME FURNISHINGS--0.6%
Mohawk Industries, Inc.(b)                                  5,700            245
                                                                    ------------
HOMEBUILDING--0.4%
KB Home                                                    10,200            139
                                                                    ------------
HUMAN RESOURCE & EMPLOYMENT SERVICES--1.3%
Kelly Services, Inc. Class A                               38,700            503
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
INDUSTRIAL MACHINERY--5.4%
Briggs & Stratton Corp.                                    29,000   $        510
Columbus McKinnon Corp.(b)                                 42,300            577
Gardner Denver, Inc.(b)                                     8,600            201
Lydall, Inc.(b)                                            35,900            206
Mueller Industries, Inc.                                   22,200            557
                                                                    ------------
                                                                           2,051
                                                                    ------------
LEISURE PRODUCTS--1.1%
Callaway Golf Co.                                          44,300            412
                                                                    ------------
LIFE & HEALTH INSURANCE--0.3%
StanCorp Financial Group, Inc.                              2,900            121
                                                                    ------------
MANAGED HEALTH CARE--2.7%
AMERIGROUP Corp.(b)                                        23,400            691
Molina Healthcare, Inc.(b)                                 18,600            327
                                                                    ------------
                                                                           1,018
                                                                    ------------
METAL & GLASS CONTAINERS--1.8%
AptarGroup, Inc.                                           11,100            391
Myers Industries, Inc.                                     35,900            287
                                                                    ------------
                                                                             678
                                                                    ------------
MULTI-LINE INSURANCE--0.4%
American National Insurance Co.                             2,200            162
                                                                    ------------
MULTI-UTILITIES--0.6%
Puget Energy, Inc.                                          8,800            240
                                                                    ------------
OFFICE REITS--1.2%
Digital Realty Trust, Inc.                                 13,300            437
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--1.0%
Bristow Group, Inc.(b)                                      4,200            113
Oil States International, Inc.(b)                          14,400            269
                                                                    ------------
                                                                             382
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTION--3.1%
Cimarex Energy Co.                                         18,800            504
Denbury Resources, Inc.(b)                                 20,000            218
Whiting Petroleum Corp.(b)                                 13,200            442
                                                                    ------------
                                                                           1,164
                                                                    ------------
OIL & GAS REFINING & MARKETING--1.1%
Frontier Oil Corp.                                         34,200            432
                                                                    ------------
PACKAGED FOODS & MEATS--4.5%
Del Monte Foods Co.                                        84,800            605
Omega Protein Corp.(b)                                     37,700            151
Sanderson Farms, Inc.                                      11,000            380
Smithfield Foods, Inc.(b)                                  39,561            557
                                                                    ------------
                                                                           1,693
                                                                    ------------
PAPER PRODUCTS--1.1%
Schweitzer-Mauduit International, Inc.                     20,125            403
                                                                    ------------

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
PHARMACEUTICALS--0.7%
Par Pharmaceutical Cos., Inc.(b)                           20,100   $        270
                                                                    ------------
PUBLISHING--0.6%
Scholastic Corp.                                           11,500            156
Valassis Communications, Inc.(b)                           50,400             67
                                                                    ------------
                                                                             223
                                                                    ------------
REGIONAL BANKS--5.0%
Central Pacific Financial Corp.                             6,500             65
Popular, Inc.                                              29,300            151
South Financial Group, Inc. (The)                          49,200            212
Susquehanna Bancshares, Inc.                               13,725            218
Synovus Financial Corp.                                    20,500            170
Trustmark Corp.                                            18,600            402
Webster Financial Corp.                                    30,600            422
Whitney Holding Corp.                                      15,800            253
                                                                    ------------
                                                                           1,893
                                                                    ------------
REINSURANCE--3.5%
PartnerRe Ltd.                                              4,200            299
Platinum Underwriters Holdings Ltd.                        22,100            797
Reinsurance Group of America, Inc.                          5,100            219
                                                                    ------------
                                                                           1,315
                                                                    ------------
RESIDENTIAL REITS--1.7%
Home Properties, Inc.                                       8,200            333
Mid-America Apartment Communities, Inc.                     8,600            319
                                                                    ------------
                                                                             652
                                                                    ------------
RETAIL REITS--1.2%
Tanger Factory Outlet Centers                               8,100            305
Taubman Centers, Inc.                                       6,400            163
                                                                    ------------
                                                                             468
                                                                    ------------
SEMICONDUCTOR EQUIPMENT--1.1%
Amkor Technology, Inc.(b)                                  50,500            110
Teradyne, Inc.(b)                                          75,600            319
                                                                    ------------
                                                                             429
                                                                    ------------
SEMICONDUCTORS--2.0%
Siliconware Precision Industries Co.                       91,600            409
Zoran Corp.(b)                                             50,100            342
                                                                    ------------
                                                                             751
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
SPECIALIZED REITS--0.9%
DiamondRock Hospitality Co.                                38,300   $        194
Sunstone Hotel Investors, Inc.                             23,100            143
                                                                    ------------
                                                                             337
                                                                    ------------
SPECIALTY CHEMICALS--4.3%
Arch Chemicals, Inc.                                       16,600            433
Chemtura Corp.                                             52,300             73
Cytec Industries, Inc.                                     18,000            382
PolyOne Corp.(b)                                          128,400            405
Rockwood Holdings, Inc.(b)                                 32,900            355
                                                                    ------------
                                                                           1,648
                                                                    ------------
STEEL--2.3%
Commercial Metals Co.                                      42,700            507
Reliance Steel & Aluminum Co.                               9,700            193
Steel Dynamics, Inc.                                       14,500            162
                                                                    ------------
                                                                             862
                                                                    ------------
TECHNOLOGY DISTRIBUTORS--3.7%
Anixter International, Inc.(b)                              9,300            280
Arrow Electronics, Inc.(b)                                  5,100             96
Avnet, Inc.(b)                                                700             13
Insight Enterprises, Inc.(b)                               43,800            302
PC Connection, Inc.(b)                                     80,300            411
Tech Data Corp.(b)                                         17,900            320
                                                                    ------------
                                                                           1,422
                                                                    ------------
THRIFTS & MORTGAGE FINANCE--2.3%
Astoria Financial Corp.                                     9,700            160
First Niagara Financial Group, Inc.                        10,500            169
Provident Financial Services, Inc.                         11,300            173
Washington Federal, Inc.                                   25,400            380
                                                                    ------------
                                                                             882
                                                                    ------------
TOBACCO--1.2%
Universal Corp.                                            15,500            463
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS--3.0%
GATX Corp.                                                  4,600            142
Kaman Corp.                                                19,700            357
Rush Enterprises, Inc. Class A(b)                          47,100            404
WESCO International, Inc.(b)                               12,100            233
                                                                    ------------
                                                                           1,136
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
TRUCKING--2.2%
Arkansas Best Corp.                                        14,000   $        421
Con-Way, Inc.                                               9,200            245
Hertz Global Holdings, Inc.(b)                             34,900            177
                                                                    ------------
                                                                             843
                                                                    ------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $53,478)                                                 35,308
                                                                    ------------
FOREIGN COMMON STOCKS(c)--5.9%
COMMODITY CHEMICALS--0.5%
Methanex Corp. (United States)                             17,800            200
                                                                    ------------
PROPERTY & CASUALTY INSURANCE--2.0%
Aspen Insurance Holdings Ltd. (Bermuda)                    31,800            771
                                                                    ------------
REINSURANCE--1.4%
Arch Capital Group Ltd. (United States)(b)                  7,700            540
                                                                    ------------
SPECIALIZED CONSUMER SERVICES--2.0%
Steiner Leisure Ltd. (United States)(b)                    25,100            741
                                                                    ------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $2,460)                                                   2,252
                                                                    ------------
TOTAL LONG TERM INVESTMENTS--98.8%
(IDENTIFIED COST $55,938)                                                 37,560
                                                                    ------------
SHORT-TERM INVESTMENTS--0.1%
MONEY MARKET MUTUAL FUNDS--0.1%
State Street Institutional Liquid Reserve Fund
   (seven-day effective yield 1.461%)                      22,630             23
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $23)                                                         23
                                                                    ------------
TOTAL INVESTMENTS--98.9%
(IDENTIFIED COST $55,961)                                                 37,583(a)
                                                                    ------------
Other assets and liabilities, net--1.1%                                      429
                                                                    ------------
NET ASSETS--100.0%                                                  $     38,012
                                                                    ============

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: For tax information at December 31, 2008, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

(b)  Non-income producing.

(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
DOMESTIC COMMON STOCKS--89.2%
AIRLINES--0.1%
Southwest Airlines Co.                                      7,300   $         63
                                                                    ------------
ALUMINUM--0.8%
Alcoa, Inc.                                                29,700            334
                                                                    ------------
ASSET MANAGEMENT & CUSTODY BANKS--2.7%
Bank of New York Mellon Corp. (The)                        41,745          1,183
                                                                    ------------
CABLE & SATELLITE--5.3%
Comcast Corp. Class A                                     110,250          1,861
Liberty Media Corp. - Entertainment(b)                     27,080            473
                                                                    ------------
                                                                           2,334
                                                                    ------------
CATALOG RETAIL--0.3%
Liberty Media Corp. - Interactive Class A(b)               39,975            125
                                                                    ------------
COMMUNICATIONS EQUIPMENT--0.8%
Cisco Systems, Inc.(b)                                     20,300            331
                                                                    ------------
COMPUTER HARDWARE--3.6%
Dell, Inc.(b)                                              61,800            633
Hewlett-Packard Co.                                        11,000            399
International Business Machines Corp.                       6,600            555
                                                                    ------------
                                                                           1,587
                                                                    ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.8%
Computer Sciences Corp.(b)                                  7,000            246
Western Union Co. (The)                                     7,200            103
                                                                    ------------
                                                                             349
                                                                    ------------
DEPARTMENT STORES--1.1%
Macy's, Inc.                                               24,800            257
Penney (J.C.) Co., Inc.                                    11,500            226
                                                                    ------------
                                                                             483
                                                                    ------------
DIVERSIFIED BANKS--2.5%
U.S. Bancorp                                               12,400            310
Wells Fargo & Co.                                          26,000            767
                                                                    ------------
                                                                           1,077
                                                                    ------------
DIVERSIFIED CHEMICALS--1.1%
Du Pont (E.I.) de Nemours & Co.                            19,499            493
                                                                    ------------
DRUG RETAIL--1.0%
CVS Caremark Corp.                                         15,200            437
                                                                    ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.7%
Emerson Electric Co.                                        7,800            286
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
Cognex Corp.                                                6,600             98
                                                                    ------------
HEALTH CARE DISTRIBUTORS--1.7%
Cardinal Health, Inc.                                      22,000            758
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
HEALTH CARE EQUIPMENT--0.9%
Boston Scientific Corp.(b)                                 51,600   $        399
                                                                    ------------
HOME IMPROVEMENT RETAIL--1.6%
Home Depot, Inc. (The)                                     14,400            331
Lowe's Cos., Inc.                                          17,000            366
                                                                    ------------
                                                                             697
                                                                    ------------
HOUSEHOLD PRODUCTS--0.3%
Kimberly-Clark Corp.                                        2,800            148
                                                                    ------------
HYPERMARKETS & SUPER CENTERS--2.7%
Wal-Mart Stores, Inc.                                      21,500          1,205
                                                                    ------------
INDUSTRIAL CONGLOMERATES--2.6%
General Electric Co.                                       71,400          1,157
                                                                    ------------
INTEGRATED OIL & GAS--0.8%
ConocoPhillips                                              6,400            332
                                                                    ------------
INTEGRATED TELECOMMUNICATION SERVICES--5.5%
AT&T, Inc.                                                 29,400            838
Verizon Communications, Inc.                               45,800          1,553
                                                                    ------------
                                                                           2,391
                                                                    ------------
INTERNET SOFTWARE & SERVICES--2.3%
eBay, Inc.(b)                                              62,200            868
Yahoo!, Inc.(b)                                            13,100            160
                                                                    ------------
                                                                           1,028
                                                                    ------------
INVESTMENT BANKING & BROKERAGE--0.6%
Goldman Sachs Group, Inc. (The)                             1,900            160
Merrill Lynch & Co., Inc.                                   7,100             83
                                                                    ------------
                                                                             243
                                                                    ------------
LIFE & HEALTH INSURANCE--2.5%
AFLAC, Inc.                                                 4,300            197
MetLife, Inc.                                              14,500            506
Torchmark Corp.                                             9,200            411
                                                                    ------------
                                                                           1,114
                                                                    ------------
MANAGED HEALTH CARE--1.0%
UnitedHealth Group, Inc.                                    8,500            226
WellPoint, Inc.(b)                                          5,300            223
                                                                    ------------
                                                                             449
                                                                    ------------
MOVIES & ENTERTAINMENT--7.6%
News Corp. Class B                                         53,900            516
Time Warner, Inc.                                         135,500          1,363
Viacom, Inc. Class B(b)                                    77,100          1,470
                                                                    ------------
                                                                           3,349
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--1.1%
Halliburton Co.                                            26,200            476
                                                                    ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--4.5%
Bank of America Corp.                                      71,000          1,000
JPMorgan Chase & Co.                                       31,400            990
                                                                    ------------
                                                                           1,990
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
PACKAGED FOODS & MEATS--3.0%
Kraft Foods, Inc. Class A                                  39,924   $      1,072
Sara Lee Corp.                                             22,800            223
                                                                    ------------
                                                                           1,295
                                                                    ------------
PAPER PRODUCTS--2.9%
International Paper Co.                                   108,423          1,279
                                                                    ------------
PHARMACEUTICALS--11.8%
Abbott Laboratories                                         6,300            336
Bristol-Myers Squibb Co.                                   69,300          1,611
Lilly (Eli) & Co.                                          13,400            540
Pfizer, Inc.                                               51,200            907
Schering-Plough Corp.                                      63,600          1,083
Wyeth                                                      18,200            683
                                                                    ------------
                                                                           5,160
                                                                    ------------
PROPERTY & CASUALTY INSURANCE--7.9%
Berkshire Hathaway, Inc. Class B(b)                           100            321
Chubb Corp. (The)                                          43,600          2,224
Travelers Cos., Inc. (The)                                 20,100            909
                                                                    ------------
                                                                           3,454
                                                                    ------------
REGIONAL BANKS--1.0%
PNC Financial Services Group, Inc. (The)                    8,700            426
                                                                    ------------
SEMICONDUCTOR EQUIPMENT--0.6%
KLA-Tencor Corp.                                           12,300            268
                                                                    ------------
SEMICONDUCTORS--0.7%
Intel Corp.                                                21,500            315
                                                                    ------------
SOFT DRINKS--2.5%
Coca-Cola Co. (The)                                        18,700            846
Dr Pepper Snapple Group, Inc.(b)                           14,252            232
                                                                    ------------
                                                                           1,078
                                                                    ------------
SYSTEMS SOFTWARE--0.6%
Microsoft Corp.                                            12,800            249
                                                                    ------------
TOBACCO--1.5%
Altria Group, Inc.                                         17,900            270
Philip Morris International, Inc.                           9,200            400
                                                                    ------------
                                                                             670
                                                                    ------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $52,701)                                                 39,110
                                                                    ------------
FOREIGN COMMON STOCKS(c)--7.2%
COMMUNICATIONS EQUIPMENT--0.4%
Telefonaktiebolaget LM Ericsson Sponsored ADR
   (Sweden)                                                23,500            184
                                                                    ------------
DIVERSIFIED BANKS--0.1%
Barclays plc Sponsored ADR (United Kingdom)                 3,300             32
                                                                    ------------

                        See Notes to Financial Statements

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
INTEGRATED OIL & GAS--1.1%
BP plc Sponsored ADR (United Kingdom)                       3,500   $        164
Total SA Sponsored ADR (France)                             5,700            315
                                                                    ------------
                                                                             479
                                                                    ------------
PACKAGED FOODS & MEATS--4.5%
Cadbury plc ADR (United Kingdom)                           30,936          1,103
Unilever N.V. NY Registered Shares (United States)         35,600            874
                                                                    ------------
                                                                           1,977
                                                                    ------------
PHARMACEUTICALS--1.1%
GlaxoSmithKline plc Sponsored ADR (United Kingdom)          4,900            183
Roche Holding AG Sponsored ADR (Switzerland)                3,600            275
                                                                    ------------
                                                                             458
                                                                    ------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,717)                                                   3,130
                                                                    ------------
TOTAL LONG TERM INVESTMENTS--96.4%
(IDENTIFIED COST $56,418)                                                 42,240
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
SHORT-TERM INVESTMENTS--3.4%
MONEY MARKET MUTUAL FUNDS--3.4%
State Street Institutional Liquid Reserves Fund
   (seven-day effective yield 1.461%)                   1,507,988   $      1,508
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,508)                                                   1,508
                                                                    ------------
TOTAL INVESTMENTS--99.8%
(IDENTIFIED COST $57,926)                                                 43,748(a)
                                                                    ------------
Other assets and liabilities, net--0.2%                                       97
                                                                    ------------
NET ASSETS--100.0%                                                  $     43,845
                                                                    ============

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: For tax information at December 31, 2008, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

(b)  Non-income producing.

(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted in the header or parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
DOMESTIC COMMON STOCKS--98.9%
ADVERTISING--0.1%
Interpublic Group of Cos., Inc.  (The)(b)                   3,877   $         15
Omnicom Group, Inc.                                         2,529             68
                                                                    ------------
                                                                              83
                                                                    ------------
AEROSPACE & DEFENSE--2.8%
Boeing Co. (The)                                            5,962            254
General Dynamics Corp.                                      3,172            183
Goodrich Corp.                                              1,002             37
Honeywell International, Inc.                               5,909            194
L-3 Communications Holdings, Inc.                             971             72
Lockheed Martin Corp.                                       2,709            228
Northrop Grumman Corp.                                      2,660            120
Precision Castparts Corp.                                   1,134             67
Raytheon Co.                                                3,369            172
Rockwell Collins, Inc.                                      1,288             50
United Technologies Corp.                                   7,734            415
                                                                    ------------
                                                                           1,792
                                                                    ------------
AGRICULTURAL PRODUCTS--0.2%
Archer-Daniels-Midland Co.                                  5,219            150
                                                                    ------------
AIR FREIGHT & LOGISTICS--1.2%
Expeditors International of Washington, Inc.                1,725             57
FedEx Corp.                                                 2,532            162
Robinson (C.H.) Worldwide, Inc.                             1,377             76
United Parcel Service, Inc. Class B                         8,097            447
                                                                    ------------
                                                                             742
                                                                    ------------
AIRLINES--0.1%
Southwest Airlines Co.                                      6,018             52
                                                                    ------------
ALUMINUM--0.1%
Alcoa, Inc.                                                 6,511             73
                                                                    ------------
APPAREL RETAIL--0.2%
Abercrombie & Fitch Co. Class A                               708             16
Gap, Inc. (The)                                             3,794             51
Limited Brands, Inc.                                        2,201             22
TJX Cos., Inc. (The)                                        3,387             70
                                                                    ------------
                                                                             159
                                                                    ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.2%
Coach, Inc.(b)                                              2,660             55
Jones Apparel Group, Inc.                                     679              4
Polo Ralph Lauren Corp.                                       458             21
VF Corp.                                                      716             39
                                                                    ------------
                                                                             119
                                                                    ------------
APPLICATION SOFTWARE--0.4%
Adobe Systems, Inc.(b)                                      4,320             92
Autodesk, Inc.(b)                                           1,841             36
Citrix Systems, Inc.(b)                                     1,478             35

                                                        SHARES          VALUE
                                                     ------------   ------------
APPLICATION SOFTWARE--CONTINUED
Compuware Corp.(b)                                          2,005   $         14
Intuit, Inc.(b)                                             2,604             62
Salesforce.com, Inc.(b)                                       854             27
                                                                    ------------
                                                                             266
                                                                    ------------
ASSET MANAGEMENT & CUSTODY BANKS--1.2%
American Capital Ltd.                                       1,682              5
Ameriprise Financial, Inc.                                  1,762             41
Bank of New York Mellon Corp. (The)                         9,336            265
Federated Investors, Inc. Class B                             721             12
Franklin Resources, Inc.                                    1,231             79
Invesco Ltd.                                                3,132             45
Janus Capital Group, Inc.                                   1,284             10
Legg Mason, Inc.                                            1,155             25
Northern Trust Corp.                                        1,815             95
State Street Corp.                                          3,514            138
T. Rowe Price Group, Inc.                                   2,102             75
                                                                    ------------
                                                                             790
                                                                    ------------
AUTO PARTS & EQUIPMENT--0.1%
Johnson Controls, Inc.                                      4,834             88
                                                                    ------------
AUTOMOBILE MANUFACTURERS--0.1%
Ford Motor Co.(b)                                          19,435             44
General Motors Corp.                                        4,967             16
                                                                    ------------
                                                                              60
                                                                    ------------
AUTOMOTIVE RETAIL--0.1%
AutoNation, Inc.(b)                                           878              9
AutoZone, Inc.(b)                                             311             43
                                                                    ------------
                                                                              52
                                                                    ------------
BIOTECHNOLOGY--2.2%
Amgen, Inc.(b)                                              8,620            498
Biogen Idec, Inc.(b)                                        2,374            113
Celgene Corp.(b)                                            3,728            206
Cephalon, Inc.(b)                                             557             43
Genzyme Corp.(b)                                            2,201            146
Gilead Sciences, Inc.(b)                                    7,484            383
                                                                    ------------
                                                                           1,389
                                                                    ------------
BREWERS--0.1%
Molson Coors Brewing Co. Class B                            1,211             59
                                                                    ------------
BROADCASTING--0.1%
CBS Corp. Class B                                           5,532             45
                                                                    ------------
BUILDING PRODUCTS--0.1%
Masco Corp.                                                 2,928             33
                                                                    ------------
CABLE & SATELLITE--0.8%
Comcast Corp. Class A                                      23,429            395
DIRECTV Group, Inc. (The)(b)                                4,443            102
Scripps Networks Interactive, Inc. Class A                    733             16
                                                                    ------------
                                                                             513
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
CASINOS & GAMING--0.1%
International Game Technology                               2,398   $         29
Wynn Resorts Ltd.(b)                                          501             21
                                                                    ------------
                                                                              50
                                                                    ------------
COAL & CONSUMABLE FUELS--0.2%
Consol Energy, Inc.                                         1,474             42
Massey Energy Co.                                             693             10
Peabody Energy Corp.                                        2,169             49
                                                                    ------------
                                                                             101
                                                                    ------------
COMMERCIAL PRINTING--0.0%
Donnelley (R.R.) & Sons Co.                                 1,668             23
                                                                    ------------
COMMUNICATIONS EQUIPMENT--2.5%
Ciena Corp.(b)                                                735              5
Cisco Systems, Inc.(b)                                     47,635            776
Corning, Inc.                                              12,646            120
Harris Corp.                                                1,095             42
JDS Uniphase Corp.(b)                                       1,789              7
Juniper Networks, Inc.(b)                                   4,295             75
Motorola, Inc.                                             18,438             82
QUALCOMM, Inc.                                             13,468            483
Tellabs, Inc.(b)                                            3,238             13
                                                                    ------------
                                                                           1,603
                                                                    ------------
COMPUTER & ELECTRONICS RETAIL--0.2%
Best Buy Co., Inc.                                          2,748             77
GameStop Corp. Class A(b)                                   1,332             29
RadioShack Corp.                                            1,018             12
                                                                    ------------
                                                                             118
                                                                    ------------
COMPUTER HARDWARE--3.8%
Apple, Inc.(b)                                              7,232            618
Dell, Inc.(b)                                              14,079            144
Hewlett-Packard Co.                                        19,925            723
International Business
Machines Corp.                                             10,930            920
Sun Microsystems, Inc.(b)                                   6,009             23
Teradata Corp.(b)                                           1,432             21
                                                                    ------------
                                                                           2,449
                                                                    ------------
COMPUTER STORAGE & PERIPHERALS--0.4%
EMC Corp.(b)                                               16,603            174
Lexmark International, Inc. Class A(b)                        638             17
NetApp, Inc.(b)                                             2,686             37
QLogic Corp.(b)                                             1,041             14
SanDisk Corp.(b)                                            1,839             18
                                                                    ------------
                                                                             260
                                                                    ------------
CONSTRUCTION & ENGINEERING--0.2%
Fluor Corp.                                                 1,477             66
Jacobs Engineering Group, Inc.(b)                           1,000             48
                                                                    ------------
                                                                             114
                                                                    ------------
CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS--0.8%
Caterpillar, Inc.                                           4,908            219

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
CONSTRUCTION & FARM MACHINERY &
   HEAVY TRUCKS--CONTINUED
Cummins, Inc.                                               1,638   $         44
Deere & Co.                                                 3,474            133
Manitowoc Co., Inc. (The)                                   1,061              9
PACCAR, Inc.                                                2,951             85
                                                                    ------------
                                                                             490
                                                                    ------------
CONSTRUCTION MATERIALS--0.1%
Vulcan Materials Co.                                          896             62
                                                                    ------------
CONSUMER ELECTRONICS--0.0%
Harman International Industries, Inc.                         476              8
                                                                    ------------
CONSUMER FINANCE--0.5%
American Express Co.                                        9,437            175
Capital One Financial Corp.                                 3,186            102
Discover Financial Services                                 3,904             37
SLM Corp.(b)                                                3,802             34
                                                                    ------------
                                                                             348
                                                                    ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.9%
Affiliated Computer Services,
   Inc. Class A(b)                                            794             37
Automatic Data Processing, Inc.                             4,132            163
Computer Sciences Corp.(b)                                  1,232             43
Convergys Corp.(b)                                            993              6
Fidelity National Information Services, Inc.                1,546             25
Fiserv, Inc.(b)                                             1,303             47
MasterCard, Inc. Class A                                      589             84
Paychex, Inc.                                               2,612             69
Total System Services, Inc.                                 1,601             22
Western Union Co. (The)                                     5,822             84
                                                                    ------------
                                                                             580
                                                                    ------------
DEPARTMENT STORES--0.3%
Kohl's Corp.(b)                                             2,479             90
Macy's, Inc.                                                3,422             35
Nordstrom, Inc.                                             1,297             17
Penney (J.C.) Co., Inc.                                     1,808             36
Sears Holdings Corp.(b)                                       453             18
                                                                    ------------
                                                                             196
                                                                    ------------
DISTILLERS & VINTNERS--0.1%
Brown-Forman Corp. Class B                                    798             41
Constellation Brands, Inc. Class A(b)                       1,584             25
                                                                    ------------
                                                                              66
                                                                    ------------
DISTRIBUTORS--0.1%
Genuine Parts Co.                                           1,297             49
                                                                    ------------
DIVERSIFIED BANKS--2.1%
Comerica, Inc.                                              1,224             24
U.S. Bancorp                                               14,275            357
Wachovia Corp.                                             17,582             98
Wells Fargo & Co.                                          30,132            888
                                                                    ------------
                                                                           1,367
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
DIVERSIFIED CHEMICALS--0.6%
Dow Chemical Co. (The)                                      7,516   $        113
Du Pont (E.I.) de Nemours & Co.                             7,341            186
Eastman Chemical Co.                                          590             19
PPG Industries, Inc.                                        1,336             57
                                                                    ------------
                                                                             375
                                                                    ------------
DIVERSIFIED METALS & MINING--0.0%
Titanium Metals Corp.                                         692              6
                                                                    ------------
DIVERSIFIED REITS--0.1%
Vornado Realty Trust                                        1,118             67
                                                                    ------------
DIVERSIFIED SUPPORT SERVICES--0.0%
Cintas Corp.                                                1,069             25
                                                                    ------------
DRUG RETAIL--0.8%
CVS Caremark Corp.                                         11,685            336
Walgreen Co.                                                8,053            199
                                                                    ------------
                                                                             535
                                                                    ------------
EDUCATION SERVICES--0.1%
Apollo Group, Inc. Class A(b)                                 867             66
                                                                    ------------
ELECTRIC UTILITIES--2.5%
Allegheny Energy, Inc.                                      1,375             47
American Electric Power Co., Inc.                           3,283            109
Duke Energy Corp.                                          10,294            155
Edison International                                        2,651             85
Entergy Corp.                                               1,540            128
Exelon Corp.                                                5,353            298
FirstEnergy Corp.                                           2,480            121
FPL Group, Inc.                                             3,325            167
Pepco Holdings, Inc.                                        1,759             31
Pinnacle West Capital Corp.                                   820             26
PPL Corp.                                                   3,051             94
Progress Energy, Inc.                                       2,140             85
Southern Co. (The)                                          6,302            233
                                                                    ------------
                                                                           1,579
                                                                    ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.5%
Cooper Industries Ltd. Class A                              1,410             41
Emerson Electric Co.                                        6,241            229
Rockwell Automation, Inc.                                   1,151             37
                                                                    ------------
                                                                             307
                                                                    ------------
ELECTRONIC COMPONENTS--0.1%
Amphenol Corp. Class A                                      1,430             34
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
Agilent Technologies, Inc.(b)                               2,848             44
FLIR Systems, Inc.(b)                                       1,129             35
                                                                    ------------
                                                                              79
                                                                    ------------
ELECTRONIC MANUFACTURING SERVICES--0.1%
Jabil Circuit, Inc.                                         1,714             12
Molex, Inc.                                                 1,146             17

                                                        SHARES          VALUE
                                                     ------------   ------------
ELECTRONIC MANUFACTURING SERVICES--CONTINUED
Tyco Electronics Ltd.                                       3,723   $         60
                                                                    ------------
                                                                              89
                                                                    ------------
ENVIRONMENTAL & FACILITIES SERVICES--0.4%
Republic Services, Inc.                                     2,612             65
Stericycle, Inc.(b)                                           696             36
Waste Management, Inc.                                      3,991            132
                                                                    ------------
                                                                             233
                                                                    ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.5%
CF Industries Holdings, Inc.                                  463             23
Monsanto Co.                                                4,458            313
                                                                    ------------
                                                                             336
                                                                    ------------
FOOD DISTRIBUTORS--0.2%
SYSCO Corp.                                                 4,874            112
                                                                    ------------
FOOD RETAIL--0.4%
Kroger Co. (The)                                            5,308            140
Safeway, Inc.                                               3,488             83
SUPERVALU, Inc.                                             1,723             25
Whole Foods Market, Inc.                                    1,142             11
                                                                    ------------
                                                                             259
                                                                    ------------
FOOTWEAR--0.3%
NIKE, Inc. Class B                                          3,192            163
                                                                    ------------
FOREST PRODUCTS--0.1%
Weyerhaeuser Co.                                            1,719             53
                                                                    ------------
GAS UTILITIES--0.1%
Equitable Resources, Inc.                                   1,065             36
Nicor, Inc.                                                   368             13
Questar Corp.                                               1,411             46
                                                                    ------------
                                                                              95
                                                                    ------------
GENERAL MERCHANDISE STORES--0.4%
Big Lots, Inc.(b)                                             668             10
Family Dollar Stores, Inc.                                  1,137             30
Target Corp.                                                6,124            211
                                                                    ------------
                                                                             251
                                                                    ------------
GOLD--0.2%
Newmont Mining Corp.                                        3,696            150
                                                                    ------------
HEALTH CARE DISTRIBUTORS--0.4%
AmerisourceBergen Corp.                                     1,271             45
Cardinal Health, Inc.                                       2,926            101
McKesson Corp.                                              2,245             87
Patterson Cos., Inc.(b)                                       742             14
                                                                    ------------
                                                                             247
                                                                    ------------
HEALTH CARE EQUIPMENT--2.1%
Bard (C.R.), Inc.                                             807             68
Baxter International, Inc.                                  5,046            270
Becton, Dickinson & Co.                                     1,978            135
Boston Scientific Corp.(b)                                 12,216             95
Covidien Ltd.                                               4,097            149
Hospira, Inc.(b)                                            1,298             35
Intuitive Surgical, Inc.(b)                                   318             40

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
HEALTH CARE EQUIPMENT--CONTINUED
Medtronic, Inc.                                             9,098   $        286
St. Jude Medical, Inc.(b)                                   2,800             92
Stryker Corp.                                               1,971             79
Varian Medical Systems, Inc.(b)                             1,011             35
Zimmer Holdings, Inc.(b)                                    1,827             74
                                                                    ------------
                                                                           1,358
                                                                    ------------
HEALTH CARE FACILITIES--0.0%
Tenet Healthcare Corp.(b)                                   3,377              4
                                                                    ------------
HEALTH CARE SERVICES--0.7%
DaVita, Inc.(b)                                               844             42
Express Scripts, Inc.(b)                                    2,013            111
Laboratory Corp. of America Holdings(b)                       879             56
Medco Health Solutions, Inc.(b)                             4,052            170
Quest Diagnostics, Inc.                                     1,289             67
                                                                    ------------
                                                                             446
                                                                    ------------
HEALTH CARE SUPPLIES--0.1%
DENTSPLY International, Inc.                                1,212             34
                                                                    ------------
HEALTH CARE TECHNOLOGY--0.0%
IMS Health, Inc.                                            1,480             22
                                                                    ------------
HOME ENTERTAINMENT SOFTWARE--0.1%
Electronic Arts, Inc.(b)                                    2,611             42
                                                                    ------------
HOME FURNISHINGS--0.0%
Leggett & Platt, Inc.                                       1,271             19
                                                                    ------------
HOME IMPROVEMENT RETAIL--1.0%
Home Depot, Inc. (The)                                     13,794            317
Lowe's Cos., Inc.                                          11,924            257
Sherwin-Williams Co. (The)                                    799             48
                                                                    ------------
                                                                             622
                                                                    ------------
HOMEBUILDING--0.1%
Centex Corp.                                                1,011             11
Horton (D.R.), Inc.                                         2,241             16
KB Home                                                       612              8
Lennar Corp. Class A                                        1,150             10
Pulte Homes, Inc.                                           1,739             19
                                                                    ------------
                                                                              64
                                                                    ------------
HOMEFURNISHING RETAIL--0.1%
Bed Bath & Beyond, Inc.(b)                                  2,113             54
                                                                    ------------
HOTELS, RESORTS & CRUISE LINES--0.3%
Carnival Corp.                                              3,555             87
Marriott International, Inc. Class A                        2,386             46
Starwood Hotels & Resorts
   Worldwide, Inc.                                          1,489             27
Wyndham Worldwide Corp.                                     1,443              9
                                                                    ------------
                                                                             169
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
HOUSEHOLD APPLIANCES--0.1%
Black & Decker Corp. (The)                                    489   $         20
Snap-On, Inc.                                                 467             18
Stanley Works (The)                                           641             22
Whirlpool Corp.                                               598             25
                                                                    ------------
                                                                              85
                                                                    ------------
HOUSEHOLD PRODUCTS--3.2%
Clorox Co. (The)                                            1,129             63
Colgate-Palmolive Co.                                       4,106            281
Kimberly-Clark Corp.                                        3,366            177
Procter & Gamble Co. (The)                                 24,291          1,502
                                                                    ------------
                                                                           2,023
                                                                    ------------
HOUSEWARES & SPECIALTIES--0.1%
Fortune Brands, Inc.                                        1,220             50
Newell Rubbermaid, Inc.                                     2,255             22
                                                                    ------------
                                                                              72
                                                                    ------------
HUMAN RESOURCE & EMPLOYMENT SERVICES--0.1%
Monster Worldwide, Inc.(b)                                  1,002             12
Robert Half International, Inc.                             1,262             26
                                                                    ------------
                                                                              38
                                                                    ------------
HYPERMARKETS & SUPER CENTERS--1.9%
Costco Wholesale Corp.                                      3,512            184
Wal-Mart Stores, Inc.                                      18,190          1,020
                                                                    ------------
                                                                           1,204
                                                                    ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.1%
AES Corp. (The)(b)                                          5,473             45
Constellation Energy Group, Inc.                            1,452             37
Dynegy, Inc. Class A(b)                                     4,115              8
                                                                    ------------
                                                                              90
                                                                    ------------
INDUSTRIAL CONGLOMERATES--2.8%
3M Co.                                                      5,638            325
General Electric Co.(d)                                    85,052          1,378
Textron, Inc.                                               1,962             27
Tyco International Ltd.                                     3,848             83
                                                                    ------------
                                                                           1,813
                                                                    ------------
INDUSTRIAL GASES--0.4%
Air Products & Chemicals, Inc.                              1,705             86
Praxair, Inc.                                               2,509            149
                                                                    ------------
                                                                             235
                                                                    ------------
INDUSTRIAL MACHINERY--0.8%
Danaher Corp.                                               2,080            118
Dover Corp.                                                 1,513             50
Eaton Corp.                                                 1,342             67
Flowserve Corp.                                               460             23
Illinois Tool Works, Inc.                                   3,202            112
ITT Corp.                                                   1,477             68
Pall Corp.                                                    961             27

                                                        SHARES          VALUE
                                                     ------------   ------------
INDUSTRIAL MACHINERY--CONTINUED
Parker Hannifin Corp.                                       1,311   $         56
                                                                    ------------
                                                                             521
                                                                    ------------
INDUSTRIAL REITS--0.0%
ProLogis                                                    2,161             30
                                                                    ------------
INSURANCE BROKERS--0.3%
AON Corp.                                                   2,195            100
Marsh & McLennan Cos., Inc.                                 4,182            102
                                                                    ------------
                                                                             202
                                                                    ------------
INTEGRATED OIL & GAS--9.3%
Chevron Corp.                                              16,630          1,230
ConocoPhillips                                             12,329            639
Exxon Mobil Corp.                                          42,084          3,359
Hess Corp.                                                  2,308            124
Marathon Oil Corp.                                          5,740            157
Murphy Oil Corp.                                            1,550             69
Occidental Petroleum Corp.                                  6,589            395
                                                                    ------------
                                                                           5,973
                                                                    ------------
INTEGRATED TELECOMMUNICATION SERVICES--3.6%
AT&T, Inc.                                                 47,944          1,367
CenturyTel, Inc.                                              815             22
Embarq Corp.                                                1,156             42
Frontier Communications Corp.                               2,533             22
Qwest Communications
   International, Inc.                                     11,918             43
Verizon Communications, Inc.                               23,109            783
Windstream Corp.                                            3,575             33
                                                                    ------------
                                                                           2,312
                                                                    ------------
INTERNET RETAIL--0.2%
Amazon.com, Inc.(b)                                         2,617            134
Expedia, Inc.(b)                                            1,704             14
                                                                    ------------
                                                                             148
                                                                    ------------
INTERNET SOFTWARE & SERVICES--1.4%
Akamai Technologies, Inc.(b)                                1,376             21
eBay, Inc.(b)                                               8,727            122
Google, Inc. Class A(b)                                     1,946            598
VeriSign, Inc.(b)                                           1,579             30
Yahoo!, Inc.(b)                                            11,290            138
                                                                    ------------
                                                                             909
                                                                    ------------
INVESTMENT BANKING & BROKERAGE--1.1%
Charles Schwab Corp. (The)                                  7,613            123
E*TRADE Financial Corp.(b)                                  4,578              5
Goldman Sachs Group, Inc. (The)                             3,598            304
Merrill Lynch & Co., Inc.                                  12,427            145
Morgan Stanley                                              8,640            138
                                                                    ------------
                                                                             715
                                                                    ------------

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
IT CONSULTING & OTHER SERVICES--0.1%
Cognizant Technology Solutions Corp. Class A(b)             2,369   $         43
                                                                    ------------
LEISURE PRODUCTS--0.1%
Hasbro, Inc.                                                1,008             29
Mattel, Inc.                                                2,916             47
                                                                    ------------
                                                                              76
                                                                    ------------
LIFE & HEALTH INSURANCE--1.0%
AFLAC, Inc.                                                 3,792            174
Lincoln National Corp.                                      2,082             39
MetLife, Inc.                                               6,156            215
Principal Financial Group, Inc.                             2,110             48
Prudential Financial, Inc.                                  3,450            104
Torchmark Corp.                                               692             31
Unum Group                                                  2,694             50
                                                                    ------------
                                                                             661
                                                                    ------------
LIFE SCIENCES TOOLS & SERVICES--0.3%
Life Technologies Corp.(b)                                  1,404             33
Millipore Corp.(b)                                            449             23
PerkinElmer, Inc.                                             961             13
Thermo Fisher Scientific, Inc.(b)                           3,419            117
Waters Corp.(b)                                               800             29
                                                                    ------------
                                                                             215
                                                                    ------------
MANAGED HEALTH CARE--1.0%
Aetna, Inc.                                                 3,751            107
CIGNA Corp.                                                 2,236             38
Coventry Health Care, Inc.(b)                               1,212             18
Humana, Inc.(b)                                             1,373             51
UnitedHealth Group, Inc.                                    9,826            261
WellPoint, Inc.(b)                                          4,141            175
                                                                    ------------
                                                                             650
                                                                    ------------
METAL & GLASS CONTAINERS--0.1%
Ball Corp.                                                    770             32
Owens-Illinois, Inc.(b)                                     1,357             37
Pactiv Corp.(b)                                             1,069             27
                                                                    ------------
                                                                              96
                                                                    ------------
MOTORCYCLE MANUFACTURERS--0.0%
Harley-Davidson, Inc.                                       1,894             32
                                                                    ------------
MOVIES & ENTERTAINMENT--1.4%
News Corp. Class A                                         18,712            170
Time Warner, Inc.                                          29,187            294
Viacom, Inc. Class B(b)                                     4,991             95
Walt Disney Co. (The)                                      15,059            342
                                                                    ------------
                                                                             901
                                                                    ------------
MULTI-LINE INSURANCE--0.3%
American International
   Group, Inc.                                             21,876             34
Assurant, Inc.                                                957             29
Genworth Financial, Inc. Class A                            3,524             10

                                                        SHARES          VALUE
                                                     ------------   ------------
MULTI-LINE INSURANCE--CONTINUED
Hartford Financial Services Group, Inc. (The)               2,451   $         40
Loews Corp.                                                 2,945             83
                                                                    ------------
                                                                             196
                                                                    ------------
MULTI-SECTOR HOLDINGS--0.0%
Leucadia National Corp.(b)                                  1,440             29
                                                                    ------------
MULTI-UTILITIES--1.5%
Ameren Corp.                                                1,720             57
CenterPoint Energy, Inc.                                    2,800             35
CMS Energy Corp.                                            1,840             19
Consolidated Edison, Inc.                                   2,226             87
Dominion Resources, Inc.                                    4,730            170
DTE Energy Co.                                              1,326             47
Integrys Energy Group, Inc.                                   622             27
NiSource, Inc.                                              2,231             24
PG&E Corp.                                                  2,937            114
Public Service Enterprise Group, Inc.                       4,117            120
SCANA Corp.                                                   955             34
Sempra Energy                                               1,982             84
TECO Energy, Inc.                                           1,731             21
Wisconsin Energy Corp.                                        951             40
Xcel Energy, Inc.                                           3,653             68
                                                                    ------------
                                                                             947
                                                                    ------------
OFFICE ELECTRONICS--0.1%
Xerox Corp.                                                 7,042             56
                                                                    ------------
OFFICE REITS--0.1%
Boston Properties, Inc.                                       983             54
                                                                    ------------
OFFICE SERVICES & SUPPLIES--0.1%
Avery Dennison Corp.                                          865             28
Pitney Bowes, Inc.                                          1,677             43
                                                                    ------------
                                                                              71
                                                                    ------------
OIL & GAS DRILLING--0.2%
ENSCO International, Inc.                                   1,154             33
Nabors Industries Ltd.(b)                                   2,315             28
Noble Corp.                                                 2,147             47
Rowan Cos., Inc.                                              919             15
                                                                    ------------
                                                                             123
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--0.7%
Baker Hughes, Inc.                                          2,502             80
BJ Services Co.                                             2,375             28
Cameron International Corp.(b)                              1,786             36
Halliburton Co.                                             7,271            132
National Oilwell Varco, Inc.(b)                             3,395             83
Smith International, Inc.                                   1,781             41
Weatherford International Ltd.(b)                           5,541             60
                                                                    ------------
                                                                             460
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTION--1.8%
Anadarko Petroleum Corp.                                    3,735            144

                                                        SHARES          VALUE
                                                     ------------   ------------
OIL & GAS EXPLORATION & PRODUCTION--CONTINUED
Apache Corp.                                                2,723   $        203
Cabot Oil & Gas Corp.                                         841             22
Chesapeake Energy Corp.                                     4,400             71
Devon Energy Corp.                                          3,594            236
EOG Resources, Inc.                                         2,031            135
Noble Energy, Inc.                                          1,405             69
Pioneer Natural Resources Co.                                 957             16
Range Resources Corp.                                       1,264             44
Southwestern Energy Co.(b)                                  2,793             81
XTO Energy, Inc.                                            4,493            158
                                                                    ------------
                                                                           1,179
                                                                    ------------
OIL & GAS REFINING & MARKETING--0.2%
Sunoco, Inc.                                                  951             41
Tesoro Corp.                                                1,126             15
Valero Energy Corp.                                         4,198             91
                                                                    ------------
                                                                             147
                                                                    ------------
OIL & GAS STORAGE & TRANSPORTATION--0.3%
El Paso Corp.                                               5,705             45
Spectra Energy Corp.                                        4,971             78
Williams Cos., Inc. (The)                                   4,708             68
                                                                    ------------
                                                                             191
                                                                    ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.8%
Bank of America Corp.                                      40,822            575
Citigroup, Inc.                                            44,336            297
JPMorgan Chase & Co.                                       29,865            942
                                                                    ------------
                                                                           1,814
                                                                    ------------
PACKAGED FOODS & MEATS--1.6%
Campbell Soup Co.                                           1,674             50
ConAgra Foods, Inc.                                         3,637             60
Dean Foods Co.(b)                                           1,252             22
General Mills, Inc.                                         2,718            165
Heinz (H.J.) Co.                                            2,558             96
Hershey Co. (The)                                           1,349             47
Kellogg Co.                                                 2,050             90
Kraft Foods, Inc. Class A                                  12,252            329
McCormick & Co., Inc.                                       1,058             34
Sara Lee Corp.                                              5,751             56
Smucker (J.M.) Co. (The)                                      964             42
Tyson Foods, Inc. Class A                                   2,458             22
                                                                    ------------
                                                                           1,013
                                                                    ------------
PAPER PACKAGING--0.1%
Bemis Co., Inc.                                               811             19
Sealed Air Corp.                                            1,284             19
                                                                    ------------
                                                                              38
                                                                    ------------
PAPER PRODUCTS--0.1%
International Paper Co.                                     3,478             41
MeadWestvaco Corp.                                          1,390             16
                                                                    ------------
                                                                              57
                                                                    ------------
PERSONAL PRODUCTS--0.2%
Avon Products, Inc.                                         3,468             84
Estee Lauder Cos., Inc. (The) Class A                         943             29
                                                                    ------------
                                                                             113
                                                                    ------------

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
PHARMACEUTICALS--7.9%
Abbott Laboratories                                        12,523   $        668
Allergan, Inc.                                              2,502            101
Bristol-Myers Squibb Co.                                   16,106            374
Forest Laboratories, Inc.(b)                                2,452             62
Johnson & Johnson                                          22,573          1,351
King Pharmaceuticals, Inc.(b)                               2,005             21
Lilly (Eli) & Co.                                           8,140            328
Merck & Co., Inc.                                          17,200            523
Mylan, Inc.(b)                                              2,479             25
Pfizer, Inc.                                               54,859            972
Schering-Plough Corp.                                      13,225            225
Watson Pharmaceuticals, Inc.(b)                               851             23
Wyeth                                                      10,833            406
                                                                    ------------
                                                                           5,079
                                                                    ------------
PHOTOGRAPHIC PRODUCTS--0.0%
Eastman Kodak Co.                                           2,184             14
                                                                    ------------
PROPERTY & CASUALTY INSURANCE--1.0%
Allstate Corp. (The)                                        4,360            143
Chubb Corp. (The)                                           2,894            148
Cincinnati Financial Corp.                                  1,321             38
MBIA, Inc.(b)                                               1,533              6
Progressive Corp. (The)                                     5,497             81
Travelers Cos., Inc. (The)                                  4,756            215
                                                                    ------------
                                                                             631
                                                                    ------------
PUBLISHING--0.2%
Gannett Co., Inc.                                           1,856             15
McGraw-Hill Cos., Inc. (The)                                2,559             59
Meredith Corp.                                                294              5
New York Times Co. (The) Class A                              948              7
Washington Post Co. (The) Class B                              49             19
                                                                    ------------
                                                                             105
                                                                    ------------
RAILROADS--1.0%
Burlington Northern Santa Fe Corp.                          2,284            173
CSX Corp.                                                   3,209            104
Norfolk Southern Corp.                                      3,012            142
Union Pacific Corp.                                         4,120            197
                                                                    ------------
                                                                             616
                                                                    ------------
REAL ESTATE SERVICES--0.0%
CB Richard Ellis Group, Inc. Class A(b)                     1,814              8
                                                                    ------------
REGIONAL BANKS--1.0%
BB&T Corp.                                                  4,495            123
Fifth Third Bancorp                                         4,698             39
First Horizon National Corp.                                1,670             18
Huntington Bancshares, Inc.                                 2,978             23
KeyCorp                                                     4,027             34
M&T Bank Corp.                                                628             36
Marshall & Ilsley Corp.                                     2,118             29

                                                        SHARES          VALUE
                                                     ------------   ------------
REGIONAL BANKS--CONTINUED
National City Corp.                                        16,565   $         30
PNC Financial Services Group, Inc. (The)                    2,832            139
Regions Financial Corp.                                     5,630             45
SunTrust Banks, Inc.                                        2,881             85
Zions Bancorp                                                 938             23
                                                                    ------------
                                                                             624
                                                                    ------------
RESEARCH & CONSULTING SERVICES--0.1%
Dun & Bradstreet Corp.                                        439             34
Equifax, Inc.                                               1,028             27
                                                                    ------------
                                                                              61
                                                                    ------------
RESIDENTIAL REITS--0.2%
Apartment Investment & Management Co. Class A                 824              9
AvalonBay Communities, Inc.                                   627             38
Equity Residential                                          2,213             66
                                                                    ------------
                                                                             113
                                                                    ------------
RESTAURANTS--1.2%
Darden Restaurants, Inc.                                    1,129             32
McDonald's Corp.                                            9,068            564
Starbucks Corp.(b)                                          5,984             57
Yum! Brands, Inc.                                           3,763            118
                                                                    ------------
                                                                             771
                                                                    ------------
RETAIL REITS--0.2%
Developers Diversified Realty Corp.                           979              5
Kimco Realty Corp.                                          1,863             34
Simon Property Group, Inc.                                  1,837             97
                                                                    ------------
                                                                             136
                                                                    ------------
SEMICONDUCTOR EQUIPMENT--0.3%
Applied Materials, Inc.                                    10,915            110
KLA-Tencor Corp.                                            1,374             30
MEMC Electronic Materials, Inc.(b)                          1,826             26
Novellus Systems, Inc.(b)                                     795             10
Teradyne, Inc.(b)                                           1,377              6
                                                                    ------------
                                                                             182
                                                                    ------------
SEMICONDUCTORS--1.8%
Advanced Micro Devices, Inc.(b)                             4,950             11
Altera Corp.                                                2,419             41
Analog Devices, Inc.                                        2,369             45
Broadcom Corp. Class A(b)                                   3,613             61
Intel Corp.                                                45,251            663
Linear Technology Corp.                                     1,804             40
LSI Corp.(b)                                                5,248             17
Microchip Technology, Inc.                                  1,480             29
Micron Technology, Inc.(b)                                  6,214             16
National Semiconductor Corp.                                1,587             16
NVIDIA Corp.(b)                                             4,369             35
Texas Instruments, Inc.                                    10,547            164
Xilinx, Inc.                                                2,228             40
                                                                    ------------
                                                                           1,178
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
SOFT DRINKS--2.4%
Coca-Cola Co. (The)                                        16,187   $        733
Coca-Cola Enterprises, Inc.                                 2,580             31
Dr Pepper Snapple Group, Inc.(b)                            2,064             33
Pepsi Bottling Group, Inc. (The)                            1,099             25
PepsiCo, Inc.                                              12,636            692
                                                                    ------------
                                                                           1,514
                                                                    ------------
SPECIALIZED CONSUMER SERVICES--0.1%
Block (H&R), Inc.                                           2,758             63
                                                                    ------------
SPECIALIZED FINANCE--0.5%
CIT Group, Inc.                                             2,323             11
CME Group, Inc.                                               545            113
IntercontinentalExchange, Inc.(b)                             588             49
Moody's Corp.                                               1,580             32
Nasdaq OMX Group (The)(b)                                   1,108             27
NYSE Euronext, Inc.                                         2,156             59
                                                                    ------------
                                                                             291
                                                                    ------------
SPECIALIZED REITS--0.3%
Host Hotels & Resorts, Inc.                                 4,251             33
HPC, Inc.                                                   2,056             57
Plum Creek Timber Co., Inc.                                 1,357             47
Public Storage                                              1,020             81
                                                                    ------------
                                                                             218
                                                                    ------------
SPECIALTY CHEMICALS--0.3%
Ecolab, Inc.                                                1,364             48
International Flavors & Fragrances, Inc.                      640             19
Rohm & Haas Co.                                             1,016             63
Sigma-Aldrich Corp.                                         1,020             43
                                                                    ------------
                                                                             173
                                                                    ------------
SPECIALTY STORES--0.2%
Office Depot, Inc.(b)                                       2,236              6
Staples, Inc.                                               5,804            104
Tiffany & Co.                                               1,002             24
                                                                    ------------
                                                                             134
                                                                    ------------
STEEL--0.3%
AK Steel Holding Corp.                                        911              9
Allegheny Technologies, Inc.                                  783             20
Nucor Corp.                                                 2,554            118
United States Steel Corp.                                     946             35
                                                                    ------------
                                                                             182
                                                                    ------------
SYSTEMS SOFTWARE--3.2%
BMC Software, Inc.(b)                                       1,526             41
CA, Inc.                                                    3,205             60
McAfee, Inc.(b)                                             1,243             43
Microsoft Corp.                                            63,640          1,237
Novell, Inc.(b)                                             2,809             11
Oracle Corp.(b)                                            31,871            565

                        See Notes to Financial Statements

                   PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

($ reported in thousands)

                                                        SHARES          VALUE
                                                     ------------   ------------
SYSTEMS SOFTWARE--CONTINUED
Symantec Corp.(b)                                           6,802   $         92
                                                                    ------------
                                                                           2,049
                                                                    ------------
THRIFTS & MORTGAGE FINANCE--0.2%
Hudson City Bancorp, Inc.                                   4,241             68
People's United Financial, Inc.                             2,829             50
Sovereign Bancorp, Inc.(b)                                  4,429             13
                                                                    ------------
                                                                             131
                                                                    ------------
TIRES & RUBBER--0.0%
Goodyear Tire & Rubber Co. (The)(b)                         1,963             12
                                                                    ------------
TOBACCO--1.9%
Altria Group, Inc.                                         16,763            252
Lorillard, Inc.                                             1,367             77
Philip Morris International, Inc.                          16,659            725
Reynolds American, Inc.                                     1,375             55
UST, Inc.                                                   1,207             84
                                                                    ------------
                                                                           1,193
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS--0.1%
Fastenal Co.                                                1,051             37
Grainger (W.W.), Inc.                                         526             41
                                                                    ------------
                                                                              78
                                                                    ------------
TRUCKING--0.0%
Ryder System, Inc.                                            452             18
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
WIRELESS TELECOMMUNICATION SERVICES--0.2%
American Tower Corp. Class A(b)                             3,227   $         95
Sprint Nextel Corp.(b)                                     23,242             42
                                                                    ------------
                                                                             137
                                                                    ------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $71,622)                                                 63,487
                                                                    ------------
FOREIGN COMMON STOCKS(c)--0.8%

DIVERSIFIED METALS & MINING--0.1%
Freeport-McMoRan Copper & Gold, Inc. (United States)        3,072             75
                                                                    ------------
INDUSTRIAL MACHINERY--0.1%
Ingersoll-Rand Co., Ltd. Class A (United States)            2,594             45
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--0.6%
Schlumberger Ltd. (Netherlands)                             9,732            412
                                                                    ------------
PROPERTY & CASUALTY INSURANCE--0.0%
XL Capital Ltd. Class A (United States)                     2,691             10
                                                                    ------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $664)                                                       542
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
RIGHTS--0.0%

COMPUTER STORAGE & PERIPHERALS--0.0%
Seagate Technology Tax Refund Rights(b)(e)                  7,900   $          0
                                                                    ------------
TOTAL RIGHTS
(IDENTIFIED COST $0)                                                           0
                                                                    ------------
TOTAL LONG TERM INVESTMENTS--99.7%
(IDENTIFIED COST $72,286)                                                 64,029
                                                                    ------------
SHORT-TERM INVESTMENTS--0.3%

MONEY MARKET MUTUAL FUNDS--0.3%
State Street Institutional Liquid Reserves Fund
   (seven-day effective yield 1.461%)                     165,166            165
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $165)                                                       165
                                                                    ------------
TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $72,451)                                                 64,194(a)
                                                                    ------------
Other assets and liabilities, net--0.0%                                      (20)
                                                                    ------------
NET ASSETS--100.0%                                                  $     64,174
                                                                    ============

At December 31, 2008, the series had entered into futures contracts as follows:

                                                 Value of      Market      Unrealized
                                   Number of    Contracts     Value of    Appreciation
                 Expiration Date   Contracts   When Opened   Contracts   (Depreciation)
                 ---------------   ---------   -----------   ---------   --------------
S&P 500 E-Mini       March-09          14          $611         $630           $19
                                                                               ===

FOOTNOTE LEGEND:

(a) Federal Income Tax Information: For tax information at December 31, 2008, see the Federal Income Tax Information Note 12 in the Notes to Financial Statements.

(b)  Non-income producing.

(c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G, "Foreign security country determination" in the Notes to Financial Statements.

(d)  All or a portion segregated as collateral for futures contracts.

(e) Illiquid and restricted security. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2008, this security amounted to a value of $0 or 0.0% of net assets. For acquisition information, see Note 6, "Illiquid and Restricted Securities" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

(Reported in thousands except shares and per share amounts)

                                                                CAPITAL      GROWTH AND      MID-CAP       MONEY
                                                                 GROWTH        INCOME        GROWTH        MARKET
                                                                 SERIES        SERIES        SERIES        SERIES
                                                              -----------    ----------    ----------   -----------
ASSETS
   Investment securities at value(1) ......................   $   202,627    $   84,889    $   40,153   $   206,385
   Cash ...................................................            --            --            --         2,412
   Receivables
      Investment securities sold ..........................           330            --           175            --
      Fund shares sold ....................................            60           108            23            23
      Dividends ...........................................           407           202            15            --
      Interest ............................................            --            --            --           807
   Prepaid expenses .......................................            24             9             5            38
   Other assets ...........................................            12             5             3             8
                                                              -----------    ----------    ----------   -----------
         Total assets .....................................       203,460        85,213        40,374       209,673
                                                              -----------    ----------    ----------   -----------
LIABILITIES
   Cash overdraft .........................................            --(2)         --            --            --
   Payables
      Fund shares repurchased .............................            49             3            19           458
      Investment securities purchased .....................            --(2)         --           164         2,349
      Investment advisory fee .............................           116            36            26            73
      Administration fee ..................................            15             6             3             6
      Service fee .........................................            10             4             2            11
      Transfer agent fees .................................            --(2)         --(2)         --(2)         --(2)
      Trustees' fee .......................................             8             4             1             9
      Professional fee ....................................            26            25            24            23
      Other accrued expenses ..............................            36            19             8            40
   Trustee deferred compensation plan .....................            12             5             3             8
                                                              -----------    ----------    ----------   -----------
         Total liabilities ................................           272           102           250         2,977
                                                              -----------    ----------    ----------   -----------
NET ASSETS ................................................   $   203,188    $   85,111    $   40,124   $   206,696
                                                              ===========    ==========    ==========   ===========
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest .......   $   570,819    $  100,917    $  121,244   $   206,675
   Accumulated undistributed net investment income
      (loss) ..............................................           198           456           (11)            1
   Accumulated undistributed net realized gain (loss) .....      (345,621)       (6,407)      (70,016)           20
   Net unrealized appreciation (depreciation) .............       (22,208)       (9,855)      (11,093)           --
                                                              -----------    ----------    ----------   -----------
NET ASSETS ................................................   $   203,188    $   85,111    $   40,124   $   206,696
                                                              ===========    ==========    ==========   ===========
   Net asset value and offering price per share ...........   $      9.95    $     9.45    $     9.27   $     10.00
                                                              ===========    ==========    ==========   ===========
   Shares of beneficial interest outstanding, $1 par
      value, unlimited authorization ......................    20,421,858     9,008,304     4,328,424    20,667,588
                                                              ===========    ==========    ==========   ===========
   (1) Investment securities at cost ......................   $   224,835    $   94,744    $   51,246   $   206,385
   (2) Amount is less than $500 (not reported in
       thousands)

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                DECEMBER 31, 2008

(Reported in thousands except shares and per share amounts)

                                                    MULTI-SECTOR      MULTI-SECTOR       STRATEGIC       ABERDEEN       SMALL-CAP
                                                    FIXED INCOME    SHORT TERM BOND     ALLOCATION    INTERNATIONAL      GROWTH
                                                       SERIES           SERIES            SERIES         SERIES          SERIES
                                                    ------------    ---------------    -----------    -------------    ----------
ASSETS
   Investment securities at value(1) ............    $   169,339       $   40,322      $   162,549     $   317,979     $   25,533
   Foreign currency at value(2) .................             --               --               --               4             --
   Cash .........................................          1,397               43              132              --             --
   Receivables
      Investment securities sold ................            311               45                9              --            402
      Fund shares sold ..........................             13               --               --             993            118
      Dividends .................................             20                2              235             828              1
      Interest ..................................          2,901              488              736              --             --
      Tax reclaims ..............................             --               --               --             438             --
   Unrealized appreciation on forward currency
      contracts .................................             65               15               --              --             --
   Prepaid expenses .............................             17                4               16              35              3
   Other assets .................................              9                2                9              17              2
                                                     -----------       ----------      -----------     -----------     ----------
         Total assets ...........................        174,072           40,921          163,686         320,294         26,059
                                                     -----------       ----------      -----------     -----------     ----------
LIABILITIES
   Payables
      Fund shares repurchased ...................            387              239              245               2             --
      Investment securities purchased ...........            621               --               --              --            295
      Investment advisory fee ...................             63                8               74             187             10
      Administration fee ........................             13                3               12              22              2
      Service fee ...............................              8                2                8              15              1
      Transfer agent fees .......................             --(3)            --(3)            --(3)           --(3)          --(3)
      Trustees' fee .............................              7                2                7              12              1
      Professional fee ..........................             27               26               28              27             24
      Other accrued expenses ....................             36               13               32              75              8
   Trustee deferred compensation plan ...........              9                2                9              17              2
                                                     -----------       ----------      -----------     -----------     ----------
         Total liabilities ......................          1,171              295              415             357            343
                                                     -----------       ----------      -----------     -----------     ----------
NET ASSETS ......................................    $   172,901       $   40,626      $   163,271     $   319,937     $   25,716
                                                     ===========       ==========      ===========     ===========     ==========
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial
   interest .....................................    $   242,877       $   49,891      $   202,986     $   415,578     $   36,717
   Accumulated undistributed net investment
      income (loss) .............................          1,770              570            1,634           2,620             (9)
   Accumulated undistributed net realized gain
      (loss) ....................................        (20,799)          (1,522)          (9,159)        (22,556)       (10,276)
   Net unrealized appreciation (depreciation) ...        (50,947)          (8,313)         (32,190)        (75,705)          (716)
                                                     -----------       ----------      -----------     -----------     ----------
NET ASSETS ......................................    $   172,901       $   40,626      $   163,271     $   319,937     $   25,716
                                                     ===========       ==========      ===========     ===========     ==========
   Net asset value and offering price per
      share .....................................    $      6.86       $     8.23      $      9.25     $     10.95     $     9.53
                                                     ===========       ==========      ===========     ===========     ==========
   Shares of beneficial interest outstanding,
      $1 par value, unlimited authorization .....     25,186,224        4,933,707       17,654,885      29,227,044      2,698,684
                                                     ===========       ==========      ===========     ===========     ==========
   (1) Investment securities at cost ............    $   220,322       $   48,650      $   194,738     $   393,676     $   26,249
   (2) Foreign currency at cost .................    $        --       $       --      $        --     $         5     $       --
   (3) Amount is less than $500 (not reported in
       thousands)

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2008

(Reported in thousands except shares and per share amounts)

                                                                            DYNAMIC ASSET
                                                            DUFF & PHELPS     ALLOCATION    DYNAMIC ASSET   DYNAMIC ASSET
                                                             REAL ESTATE       SERIES:        ALLOCATION      ALLOCATION
                                                              SECURITIES      AGGRESSIVE       SERIES:         SERIES:
                                                                SERIES          GROWTH          GROWTH          MODERATE
                                                            -------------   -------------   -------------   -------------
ASSETS
   Investment securities at value(1) ....................   $    85,646      $    14,845     $    28,240     $    22,967
   Receivables
      Investment securities sold ........................           156               20              67              --
      Fund shares sold ..................................           483               --(2)           --              81
      Dividends .........................................           748               51              79              14
   Prepaid expenses .....................................            10                2               3               1
   Other assets .........................................             5                1               1               1
                                                            -----------      -----------     -----------     -----------
        Total assets ....................................        87,048           14,919          28,390          23,064
                                                            -----------      -----------     -----------     -----------
LIABILITIES
   Cash overdraft .......................................            --               34              52              --
   Payables
      Fund shares repurchased ...........................             5                3               8               1
      Investment securities purchased ...................           733               51             108              --
      Investment advisory fee ...........................            50                1               2              --(2)
      Administration fee ................................             6                1               2               1
      Service fee .......................................             4                1               1               1
      Transfer agent fees ...............................            --(2)            --(2)           --(2)           --(2)
      Trustees' fee .....................................             3                1               1               1
      Professional fee ..................................            25               17              17              17
      Distribution and service fee ......................            --                3               6               5
      Other accrued expenses ............................            18                3               6               4
   Trustee deferred compensation plan ...................             5                1               1               1
                                                            -----------      -----------     -----------     -----------
        Total liabilities ...............................           849              116             204              31
                                                            -----------      -----------     -----------     -----------
NET ASSETS ..............................................   $    86,199      $    14,803     $    28,186     $    23,033
                                                            ===========      ===========     ===========     ===========
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest .....   $    95,249      $    23,412     $    40,940     $    26,004
   Accumulated undistributed net investment income
      (loss) ............................................         1,515               (1)             (3)             (1)
   Accumulated undistributed net realized gain (loss) ...       (11,629)          (1,299)         (2,418)         (1,223)
   Net unrealized appreciation (depreciation) ...........         1,064           (7,309)        (10,333)         (1,747)
                                                            -----------      -----------     -----------     -----------
NET ASSETS ..............................................   $    86,199      $    14,803     $    28,186     $    23,033
                                                            ===========      ===========     ===========     ===========
   Net asset value and offering price per share .........   $     16.26      $      7.07     $      7.52     $      8.83
                                                            ===========      ===========     ===========     ===========
   Shares of beneficial interest outstanding,
      $1 par value, unlimited authorization .............     5,302,470        2,094,019       3,749,275       2,607,309
                                                            ===========      ===========     ===========     ===========
   (1) Investment securities at cost ....................   $    84,582      $    22,154     $    38,573     $    24,714
   (2) Amount is less than $500 (not reported
       in thousands).

                       See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2008

(Reported in thousands except shares and per share amounts)

                                                             DYNAMIC
                                                              ASSET                        SANFORD
                                                           ALLOCATION       SANFORD      BERNSTEIN                  VAN KAMPEN
                                                             SERIES:       BERNSTEIN     SMALL-CAP    VAN KAMPEN    EQUITY 500
                                                            MODERATE     MID-CAP VALUE      VALUE       COMSTOCK       INDEX
                                                             GROWTH          SERIES        SERIES        SERIES        SERIES
                                                           ----------    -------------   ----------    ----------    ----------
ASSETS
   Investment securities at value(1) ...................   $   21,986     $    91,413    $   37,583    $   43,748    $   64,194
   Cash ................................................           --               3             2            --            --
   Receivables
      Investment securities sold .......................           24             785           266            39            --
      Fund shares sold .................................           59             232           161            27             5
      Dividends ........................................           47             155            66           103           145
      Tax reclaims .....................................           --              --            --            --            --(2)
      Variation margin for futures contracts ...........           --              --            --            --             8
   Prepaid expenses ....................................            2               9             5             5             7
   Other assets ........................................            1               5             2             3             4
                                                           ----------    ------------    ----------    ----------    ----------
         Total assets ..................................       22,119          92,602        38,085        43,925        64,363
                                                           ----------    ------------    ----------    ----------    ----------
LIABILITIES
   Cash overdraft ......................................           31              --            --            --            --
   Payables
      Fund shares repurchased ..........................           --(2)           --            --            14             3
      Investment securities purchased ..................           59             322            --            --           106
      Investment advisory fee ..........................            1              72            29            21            11
      Administration fee ...............................            1               6             3             3             5
      Service fee ......................................            1               4             2             2             3
      Transfer agent fees ..............................           --(2)           --(2)         --(2)         --(2)         --(2)
      Trustees' fee ....................................            1               4             2             2             2
      Professional fee .................................           17              25            24            24            24
      Distribution and service fee .....................            4              --            --            --            --
      Other accrued expenses ...........................            5              18            11            11            31
Trustee deferred compensation plan .....................            1               5             2             3             4
                                                           ----------    ------------    ----------    ----------    ----------
         Total liabilities .............................          121             456            73            80           189
                                                           ----------    ------------    ----------    ----------    ----------
NET ASSETS .............................................   $   21,998     $    92,146    $   38,012    $   43,845    $   64,174
                                                           ==========    ============    ==========    ==========    ==========
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest ....   $   28,786     $   138,281    $   61,290    $   67,578    $   95,347
   Accumulated undistributed net investment income
      (loss) ...........................................           (1)            480           138           331           357
   Accumulated undistributed net realized gain (loss) ..       (1,885)         (7,386)       (5,038)       (9,886)      (23,292)
   Net unrealized appreciation (depreciation) ..........       (4,902)        (39,229)      (18,378)      (14,178)       (8,238)
                                                           ----------    ------------    ----------    ----------    ----------
NET ASSETS .............................................   $   21,998     $    92,146    $   38,012    $   43,845    $   64,174
                                                           ==========    ============    ==========    ==========    ==========
   Net asset value and offering price per share ........   $     7.93     $      7.55    $     8.77    $     7.69    $     8.11
                                                           ==========    ============    ==========    ==========    ==========
   Shares of beneficial interest outstanding,
      $1 par value, unlimited authorization ............    2,772,998      12,203,859     4,336,392     5,701,570     7,914,478
                                                           ==========    ============    ==========    ==========    ==========
   (1) Investment securities at cost ...................   $   26,888     $   130,642    $   55,961    $   57,926    $   72,451
   (2) Amount is less than $500 (not reported in
       thousands).

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2008

(Reported in thousands)

                                                                       CAPITAL     GROWTH AND   MID-CAP      MONEY
                                                                       GROWTH        INCOME      GROWTH      MARKET
                                                                       SERIES        SERIES      SERIES      SERIES
                                                                     ----------    ----------  ---------    -------
INVESTMENT INCOME
   Dividends ......................................................   $   2,992    $  2,851    $     216    $    --
   Interest .......................................................          69          21            7      5,444
   Security lending ...............................................          37          --           --         --
   Foreign taxes withheld .........................................         (26)         --           (3)        --
                                                                      ---------    --------    ---------    -------
      Total investment income .....................................       3,072       2,872          220      5,444
                                                                      ---------    --------    ---------    -------
EXPENSES
   Investment advisory fees .......................................       2,087         854          508        778
   Administration fees ............................................         256         103           54         68
   Service fees ...................................................         176          71           37        113
   Transfer agent fees ............................................          --(1)       --(1)        --(1)      --(1)
   Custodian fees .................................................          47          53           20         25
   Printing fees and expenses .....................................          60          25           13         55
   Professional fees ..............................................          43          33           31         35
   Trustees' fees and expenses ....................................          77          31           16         46
   Miscellaneous ..................................................          87          34           18         70
                                                                      ---------    --------    ---------    -------
      Total expenses ..............................................       2,833       1,204          697      1,190
   Less expenses reimbursed by investment advisor .................          --        (167)          --         --
   Custodian fees paid indirectly .................................          --(1)       --(1)        --(1)      --(1)
                                                                      ---------    --------    ---------    -------
      Net expenses ................................................       2,833       1,037          697      1,190
                                                                      ---------    --------    ---------    -------
   NET INVESTMENT INCOME (LOSS) ...................................         239       1,835         (477)     4,254
                                                                      ---------    --------    ---------    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ........................     (57,792)     (5,791)     (13,249)    (3,190)
   Net realized gain (loss) on foreign currency transactions ......           1          --           --(1)      --
   Net change in unrealized appreciation (depreciation) on
      investments .................................................     (92,774)    (45,826)     (19,902)        --
   Net change in unrealized appreciation (depreciation) on foreign
      currency translations .......................................          --(1)       --           --(1)      --
   Payment by affiliate (Note 3) ..................................          --          --           --      3,217
                                                                      ---------    --------    ---------    -------
NET GAIN (LOSS) ON INVESTMENTS ....................................    (150,565)    (51,617)     (33,151)        27
                                                                      ---------    --------    ---------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...   $(150,326)   $(49,782)   $ (33,628)   $ 4,281
                                                                      =========    ========    =========    =======

(1)  Amount is less than $500 (not reported in thousands).

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                      STATEMENTS OF OPERATIONS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2008

(Reported in thousands)

                                                                                MULTI-SECTOR
                                                                  MULTI-SECTOR   SHORT TERM    STRATEGIC    ABERDEEN     SMALL-CAP
                                                                  FIXED INCOME      BOND      ALLOCATION  INTERNATIONAL    GROWTH
                                                                     SERIES        SERIES       SERIES       SERIES        SERIES
                                                                  ------------  ------------  ----------  -------------  ---------
INVESTMENT INCOME
   Dividends ...................................................    $    129      $     6     $  2,962     $  16,379     $     94
   Interest ....................................................      16,268        3,252        5,905           217            9
   Security lending ............................................          67           --           --(1)         38           --
   Foreign taxes withheld ......................................         (77)         (12)          (1)       (1,527)          --
                                                                    --------      -------     --------     ---------     --------
      Total investment income ..................................      16,387        3,246        8,866        15,107          103
                                                                    --------      -------     --------     ---------     --------
EXPENSES
   Investment advisory fees ....................................       1,101          255        1,317         3,099          343
   Administration fees .........................................         187           43          186           360           34
   Service fees ................................................         128           30          127           247           23
   Transfer agent fees .........................................          --(1)        --(1)        --(1)         --(1)        --(1)
   Custodian fees ..............................................          61           39           62           184           23
   Printing fees and expenses ..................................          45           12           45            80           11
   Professional fees ...........................................          40           30           42            54           27
   Trustees' fees and expenses .................................          55           13           55           105           11
   Miscellaneous ...............................................          62           14           68           110           13
                                                                    --------      -------     --------     ---------     --------
      Total expenses ...........................................       1,679          436        1,902         4,239          485
   Less expenses reimbursed by investment advisor ..............         (25)         (78)         (36)           --          (81)
   Custodian fees paid indirectly ..............................          (3)          (1)          --(1)         --           --
                                                                    --------      -------     --------     ---------     --------
      Net expenses .............................................       1,651          357        1,866         4,239          404
                                                                    --------      -------     --------     ---------     --------
   NET INVESTMENT INCOME (LOSS) ................................      14,736        2,889        7,000        10,868         (301)
                                                                    --------      -------     --------     ---------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments .....................      (6,648)        (930)      (8,767)      (22,487)     (10,091)
   Net realized gain (loss) on foreign currency transactions ...         358           77           (1)          (85)          --
   Net change in unrealized appreciation (depreciation)
      on investments ...........................................     (49,119)      (7,719)     (59,651)     (184,773)     (12,596)
   Net change in unrealized appreciation (depreciation)
      on foreign currency translations .........................         126           33           (2)           (1)          --
   Payment by affiliate (Note 3) ...............................          --           --           --            --           --
                                                                    --------      -------     --------     ---------     --------
NET GAIN (LOSS) ON INVESTMENTS .................................     (55,283)      (8,539)     (68,421)     (207,346)     (22,687)
                                                                    --------      -------     --------     ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ..........................................    $(40,547)     $(5,650)    $(61,421)    $(196,478)    $(22,988)
                                                                    ========      =======     ========     =========     ========

(1)  Amount is less than $500 (not reported in thousands).

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                      STATEMENTS OF OPERATIONS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2008

(Reported in thousands)

                                                                             DYNAMIC
                                                                              ASSET      DYNAMIC     DYNAMIC
                                                            DUFF & PHELPS  ALLOCATION     ASSET      ASSET
                                                             REAL ESTATE     SERIES:   ALLOCATION  ALLOCATION
                                                              SECURITIES   AGGRESSIVE    SERIES:     SERIES:
                                                                SERIES       GROWTH      GROWTH     MODERATE
                                                            -------------  ----------  ----------  ----------
INVESTMENT INCOME
   Dividends .............................................    $  4,045     $   474     $    984    $   529
   Interest ..............................................          65           3            6          9
                                                              --------     -------     --------    -------
      Total investment income ............................       4,110         477          990        538
                                                              --------     -------     --------    -------
EXPENSES
   Investment advisory fees ..............................         923          84          143         54
   Administration fees ...................................         104          18           31         11
   Service fees ..........................................          71          12           21          8
   Transfer agent fees ...................................          --(1)       --(1)        --(1)      --(1)
   Distribution and service fees .........................          --          52           90         34
   Custodian fees ........................................          22          12           12         14
   Printing fees and expenses ............................          28           3            5       --
   Professional fees .....................................          35          23           24         22
   Trustees' fees and expenses ...........................          30           5            9          3
   Miscellaneous .........................................          34           5            8          3
                                                              --------     -------     --------    -------
      Total expenses .....................................       1,247         214          343        149
   Less expenses reimbursed by investment advisor ........          --         (67)         (90)       (53)
   Custodian fees paid indirectly ........................          --(1)       (1)          (1)        (1)
                                                              --------     -------     --------    -------
      Net expenses .......................................       1,247         146          252         95
                                                              --------     -------     --------    -------
   NET INVESTMENT INCOME (LOSS) ..........................       2,863         331          738        443
                                                              --------     -------     --------    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ...............     (11,283)       (672)      (1,407)      (904)
   Net change in unrealized appreciation (depreciation) on
      investments ........................................     (41,460)     (9,160)     (12,576)    (2,069)
                                                              --------     -------     --------    -------
NET GAIN (LOSS) ON INVESTMENTS ...........................     (52,743)     (9,832)     (13,983)    (2,973)
                                                              --------     -------     --------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ............................................    $(49,880)    $(9,501)    $(13,245)   $(2,530)
                                                              ========     =======     ========    =======

(1)  Amount is less than $500 (not reported in thousands).

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                      STATEMENTS OF OPERATIONS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2008

(Reported in thousands)

                                                          DYNAMIC ASSET    SANFORD      SANFORD
                                                           ALLOCATION     BERNSTEIN    BERNSTEIN                 VAN KAMPEN
                                                             SERIES:       MID-CAP     SMALL-CAP    VAN KAMPEN   EQUITY 500
                                                            MODERATE        VALUE        VALUE      COMSTOCK       INDEX
                                                             GROWTH        SERIESS       SERIES       SERIES       SERIES
                                                          -------------   ---------    ---------    ----------   -----------
INVESTMENT INCOME
   Dividends ..........................................     $   733       $  2,158     $    975     $  1,967     $  2,158
   Interest ...........................................           4             --           --           32            7
   Foreign taxes withheld .............................          --             (3)          (2)         (13)          --(1)
                                                            -------       --------     --------     --------     --------
      Total investment income .........................         737          2,155          973        1,986        2,165
                                                            -------       --------     --------     --------     --------
EXPENSES
   Investment advisory fees ...........................          90          1,283          627          458          330
   Administration fees ................................          19            103           50           55           80
   Service fees .......................................          13             71           35           38           55
   Transfer agent fees ................................          --(1)          --(1)        --(1)        --(1)        --(1)
   Distribution and service fees ......................          56             --           --           --           --
   Custodian fees .....................................          15             31           31           29           46
   Printing fees and expenses .........................           2             24           15           13           20
   Professional fees ..................................          23             34           31           31           32
   Trustees' fees and expenses ........................           5             31           16           17           25
   Miscellaneous ......................................           5             33           17           19           27
                                                            -------       --------     --------     --------     --------
      Total expenses ..................................         228          1,610          822          660          615
   Less expenses reimbursed by investment advisor .....         (70)           (22)         (46)         (39)        (142)
   Custodian fees paid indirectly .....................          (1)            --(1)        --(1)        (1)          --(1)
                                                            -------       --------     --------     --------     --------
      Net expenses ....................................         157          1,588          776          620          473
                                                            -------       --------     --------     --------     --------
NET INVESTMENT INCOME (LOSS) ..........................         580            567          197        1,366        1,692
                                                            -------       --------     --------     --------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments ............        (957)        (2,207)      (5,021)      (9,606)      (2,552)
   Net realized gain (loss) on futures ................          --             --           --           --         (454)
   Net change in unrealized appreciation (depreciation)
      on investments ..................................      (6,207)       (48,035)     (20,962)     (18,757)     (40,118)
   Net change in unrealized appreciation (depreciation)
      on futures ......................................          --             --           --           --           20
                                                            -------       --------     --------     --------     --------
NET GAIN (LOSS) ON INVESTMENTS ........................      (7,164)       (50,242)     (25,983)     (28,363)     (43,104)
                                                            -------       --------     --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS .........................................     $(6,584)      $(49,675)    $(25,786)    $(26,997)    $(41,412)
                                                            =======       ========     ========     ========     ========

(1)  Amount is less than $500 (not reported in thousands).

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)


                                                                   CAPITAL GROWTH SERIES        GROWTH AND INCOME SERIES
                                                                ---------------------------   ---------------------------
                                                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                    2008           2007           2008           2007
                                                                ------------   ------------   ------------   ------------
FROM OPERATIONS
Net investment income (loss) ................................    $     239       $    920       $  1,835       $  1,740
Net realized gain (loss) ....................................      (57,791)        19,216         (5,791)        12,928
Net change in unrealized appreciation (depreciation) ........      (92,774)        23,698        (45,826)        (3,858)
Payment by affiliate (Note 3) ...............................           --             --             --             --
                                                                 ---------       --------       --------       --------
Increase (decrease) in net assets resulting from
   operations ...............................................     (150,326)        43,834        (49,782)        10,810
                                                                 ---------       --------       --------       --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income .......................................          (99)        (1,079)        (1,577)        (1,583)
Net realized short-term gains ...............................           --             --             --             --
Net realized long-term gains ................................           --             --         (1,580)        (4,017)
                                                                 ---------       --------       --------       --------
Decrease in net assets from distributions to shareholders ...          (99)        (1,079)        (3,157)        (5,600)
                                                                 ---------       --------       --------       --------
FROM SHARE TRANSACTIONS
Sales of shares .............................................        8,299         11,405          2,911          8,108
Reinvestment of distributions ...............................           99          1,079          3,157          5,600
Shares repurchased ..........................................      (55,397)       (89,753)       (27,092)       (27,373)
                                                                 ---------       --------       --------       --------
Increase (decrease) in net assets from share transactions ...      (46,999)       (77,269)       (21,024)       (13,665)
                                                                 ---------       --------       --------       --------
Net increase (decrease) in net assets .......................     (197,424)       (34,514)       (73,963)        (8,455)
                                                                 ---------       --------       --------       --------
NET ASSETS
Beginning of period .........................................      400,612        435,126        159,074        167,529
                                                                 ---------       --------       --------       --------
End of period ...............................................    $ 203,188       $400,612       $ 85,111       $159,074
                                                                 ---------       --------       --------       --------
Accumulated undistributed net investment income (loss) at end
   of period ................................................    $     198       $     57       $    456       $    198

SHARES
Sales of shares .............................................          641            709            247            528
Reinvestment of distributions ...............................            7             64            271            371
Shares repurchased ..........................................       (4,064)        (5,536)        (2,157)        (1,794)
                                                                 ---------       --------       --------       --------
Net increase (decrease) .....................................       (3,416)        (4,763)        (1,639)          (895)
                                                                 =========       ========       ========       ========

                        See Notes to Financial Statements

                                                                    MULTI-SECTOR                  MULTI-SECTOR
   MID-CAP GROWTH SERIES          MONEY MARKET SERIES           FIXED INCOME SERIES          SHORT TERM BOND SERIES
---------------------------   ---------------------------   ---------------------------   ---------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
    2008           2007           2008           2007           2008           2007           2008           2007
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

  $   (477)      $   (641)      $  4,254      $   7,773       $ 14,736       $ 13,909       $  2,889       $  2,360
   (13,249)        22,156         (3,190)            (7)        (6,290)         1,321           (853)           162
   (19,902)        (4,767)            --             --        (48,993)        (6,323)        (7,686)          (773)
        --             --          3,217             --             --             --             --             --
  --------       --------       --------      ---------       --------       --------       --------       --------

   (33,628)        16,748          4,281          7,766        (40,547)         8,907         (5,650)         1,749
  --------       --------       --------      ---------       --------       --------       --------       --------

        --             --         (4,253)        (7,773)       (16,140)       (13,201)        (2,849)        (2,336)
        --             --             --             --             --             --             --             --
        --             --             --             --             --             --             --             --
  --------       --------       --------      ---------       --------       --------       --------       --------
        --             --         (4,253)        (7,773)       (16,140)       (13,201)        (2,849)        (2,336)
  --------       --------       --------      ---------       --------       --------       --------       --------

     3,837         10,181        127,851        118,903         20,080         23,800         24,709          7,395
        --             --          4,253          7,773         16,140         13,201          2,849          2,336
   (17,338)       (29,188)       (94,873)      (114,390)       (57,499)       (27,590)       (22,601)       (11,639)
  --------       --------       --------      ---------       --------       --------       --------       --------
   (13,501)       (19,007)        37,231         12,286        (21,279)         9,411          4,957         (1,908)
  --------       --------       --------      ---------       --------       --------       --------       --------
   (47,129)        (2,259)        37,259         12,279        (77,966)         5,117         (3,542)        (2,495)
  --------       --------       --------      ---------       --------       --------       --------       --------

    87,253         89,512        169,437        157,158        250,867        245,750         44,168         46,663
  --------       --------       --------      ---------       --------       --------       --------       --------
  $ 40,124       $ 87,253       $206,696      $ 169,437       $172,901       $250,867       $ 40,626       $ 44,168
  --------       --------       --------      ---------       --------       --------       --------       --------

  $    (11)      $     (8)      $      1      $       0       $  1,770       $  2,144       $    570       $    363


       297            658         12,785         11,890          2,390          2,542          2,508            729
        --             --            425            777          2,062          1,452            319            236
    (1,290)        (1,986)        (9,486)       (11,439)        (6,879)        (2,944)        (2,370)        (1,148)
  --------       --------       --------      ---------       --------       --------       --------       --------
      (993)        (1,328)         3,724          1,228         (2,427)         1,050            457           (183)
  ========       ========       ========      =========       ========       ========       ========       ========

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(Reported in thousands)


                                                                STRATEGIC ALLOCATION SERIES   ABERDEEN INTERNATIONAL SERIES
                                                                ---------------------------   -----------------------------
                                                                 YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                                DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                    2008           2007            2008           2007
                                                                ------------   ------------    ------------   ------------
FROM OPERATIONS
Net investment income (loss) ................................    $   7,000       $  7,682       $  10,868       $  9,678
Net realized gain (loss) ....................................       (8,768)        13,556         (22,572)        51,057
Net change in unrealized appreciation (depreciation) ........      (59,653)        (3,853)       (184,774)         3,279
                                                                 ---------       --------       ---------       --------
Increase (decrease) in net assets resulting from
   operations ...............................................      (61,421)        17,385        (196,478)        64,014
                                                                 ---------       --------       ---------       --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income .......................................       (6,415)        (7,465)         (8,592)        (7,352)
Net realized short-term gains ...............................         (392)        (4,382)             (4)          (939)
Net realized long-term gains ................................       (1,819)       (10,976)        (18,488)       (23,958)
                                                                 ---------       --------       ---------       --------
Decrease in net assets from distributions to shareholders ...       (8,626)       (22,823)        (27,084)       (32,249)
                                                                 ---------       --------       ---------       --------
FROM SHARE TRANSACTIONS
Sales of shares .............................................        4,033          4,074          49,222         59,091
Reinvestment of distributions ...............................        8,626         22,823          27,084         32,249
Shares repurchased ..........................................      (49,994)       (66,951)        (34,720)       (42,473)
                                                                 ---------       --------       ---------       --------
Increase (decrease) in net assets from share transactions ...      (37,335)       (40,054)         41,586         48,867
                                                                 ---------       --------       ---------       --------
Net increase (decrease) in net assets .......................     (107,382)       (45,492)       (181,976)        80,632
                                                                 ---------       --------       ---------       --------
NET ASSETS
Beginning of period .........................................      270,653        316,145         501,913        421,281
                                                                 ---------       --------       ---------       --------
End of period ...............................................    $ 163,271       $270,653       $ 319,937       $501,913
                                                                 =========       ========       =========       ========
Accumulated undistributed net investment income (loss) at end
   of period ................................................    $   1,634       $    962       $   2,620       $    428

SHARES
Sales of shares .............................................          357            298           3,383          3,115
Reinvestment of distributions ...............................          800          1,738           1,787          1,688
Shares repurchased ..........................................       (4,396)        (4,914)         (2,162)        (2,253)
                                                                 ---------       --------       ---------       --------
Net increase (decrease) .....................................       (3,239)        (2,878)          3,008          2,550
                                                                 =========       ========       =========       ========

                        See Notes to Financial Statements

                               DUFF & PHELPS REAL ESTATE      DYNAMIC ASSET ALLOCATION      DYNAMIC ASSET ALLOCATION
  SMALL-CAP GROWTH SERIES          SECURITIES SERIES         SERIES: AGGRESSIVE GROWTH           SERIES: GROWTH
---------------------------   ---------------------------   ---------------------------   ---------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
    2008           2007           2008           2007           2008           2007           2008           2007
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

  $   (301)      $   (358)      $  2,863       $  2,518       $   331        $   242        $    738       $   464
   (10,091)         6,995        (11,283)        12,272          (672)          (135)         (1,407)         (246)
   (12,596)         2,036        (41,460)       (40,714)       (9,160)         1,007         (12,576)        1,395
  --------       --------       --------       --------       -------        -------        --------       -------

   (22,988)         8,673        (49,880)       (25,924)       (9,501)         1,114         (13,245)        1,613
  --------       --------       --------       --------       -------        -------        --------       -------

        --             --         (1,898)        (2,063)         (332)          (241)           (741)         (464)
      (166)        (1,502)          (769)        (2,116)          (33)          (196)             (2)         (230)
    (1,185)        (9,086)        (2,191)       (11,157)         (183)            --            (401)           --
  --------       --------       --------       --------       -------        -------        --------       -------
    (1,351)       (10,588)        (4,858)       (15,336)         (548)          (437)         (1,144)         (694)
  --------       --------       --------       --------       -------        -------        --------       -------

     3,388          2,733         20,706         13,438         5,504         14,860          11,226        23,599
     1,351         10,588          4,858         15,336           548            437           1,144           694
   (10,452)       (13,291)       (19,767)       (40,296)       (4,626)        (3,845)         (5,984)       (2,086)
  --------       --------       --------       --------       -------        -------        --------       -------
    (5,713)            30          5,797        (11,522)        1,426         11,452           6,386        22,207
  --------       --------       --------       --------       -------        -------        --------       -------
   (30,052)        (1,885)       (48,941)       (52,782)       (8,623)        12,129          (8,003)       23,126
  --------       --------       --------       --------       -------        -------        --------       -------

    55,768         57,653        135,140        187,922        23,426         11,297          36,189        13,063
  --------       --------       --------       --------       -------        -------        --------       -------
  $ 25,716       $ 55,768       $ 86,199       $135,140       $14,803        $23,426        $ 28,186       $36,189
  ========       ========       ========       ========       =======        =======        ========       =======
  $     (9)      $     (7)      $  1,515       $    550       $    (1)       $     0        $     (3)      $     0


       247            140            875            398           515          1,241           1,086         2,057
        92            572            210            542            74             37             148            60
      (764)          (679)          (821)        (1,180)         (470)          (316)           (621)         (183)
  --------       --------       --------       --------       -------        -------        --------       -------
      (425)            33            264           (240)          119            962             613         1,934
  ========       ========       ========       ========       =======        =======        ========       =======

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(Reported in thousands)

                                                                         DYNAMIC ASSET ALLOCATION     DYNAMIC ASSET ALLOCATION
                                                                             SERIES: MODERATE          SERIES: MODERATE GROWTH
                                                                       ---------------------------   ---------------------------
                                                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                           2008           2007           2008           2007
                                                                       ------------   ------------   ------------   ------------
FROM OPERATIONS
Net investment income (loss) .......................................      $   443        $   147        $   580       $    329
Net realized gain (loss) ...........................................         (904)            68           (957)            (4)
Net change in unrealized appreciation (depreciation) ...............       (2,069)           202         (6,207)           821
                                                                          -------        -------        -------       --------
Increase (decrease) in net assets resulting from operations ........       (2,530)           417         (6,584)         1,146
                                                                          -------        -------        -------       --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ..............................................         (443)          (147)          (581)          (331)
Net realized short-term gains ......................................          (61)           (91)            (1)          (198)
Net realized long-term gains .......................................         (217)            (6)          (648)           (29)
                                                                          -------        -------        -------       --------
Decrease in net assets from distributions to shareholders ..........         (721)          (244)        (1,230)          (558)
                                                                          -------        -------        -------       --------
FROM SHARE TRANSACTIONS
Sales of shares ....................................................       23,375          4,747         12,816         12,628
Reinvestment of distributions ......................................          721            244          1,230            558
Shares repurchased .................................................       (5,149)        (1,688)        (3,919)        (3,453)
                                                                          -------        -------        -------       --------
Increase (decrease) in net assets from share transactions ..........       18,947          3,303         10,127          9,733
                                                                          -------        -------        -------       --------
Net increase (decrease) in net assets ..............................       15,696          3,476          2,313         10,321
                                                                          -------        -------        -------       --------
NET ASSETS
Beginning of period ................................................        7,337          3,861         19,685          9,364
                                                                          -------        -------        -------       --------
End of period ......................................................      $23,033        $ 7,337        $21,998       $ 19,685
                                                                          =======        =======        =======       ========
Accumulated undistributed net investment income (loss)
   at end of period ................................................      $    (1)       $    (1)       $    (1)      $     (1)

SHARES
Sales of shares ....................................................        2,397            439          1,299          1,123
Reinvestment of distributions ......................................           81             23            153             49
Shares repurchased .................................................         (547)          (157)          (422)          (302)
                                                                          -------        -------        -------       --------
Net increase (decrease) ............................................        1,931            305          1,030            870
                                                                          =======        =======        =======       ========

                       See Notes to Financial Statements

     SANFORD BERNSTEIN             SANFORD BERNSTEIN                                               VAN KAMPEN
    MID-CAP VALUE SERIES         SMALL-CAP VALUE SERIES      VAN KAMPEN COMSTOCK SERIES     EQUITY 500 INDEX SERIES
---------------------------   ---------------------------   ---------------------------   ---------------------------
 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
    2008           2007           2008           2007           2008           2007           2008           2007
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

  $    567       $    166       $    197       $    (22)      $  1,366       $  1,642       $  1,692       $  1,810
    (2,207)        15,998         (5,021)        10,114         (9,606)         4,950         (3,006)         3,194
   (48,035)       (13,080)       (20,962)       (11,201)       (18,757)        (8,000)       (40,098)         1,660
  --------       --------       --------       --------       --------       --------       --------       --------
   (49,675)         3,084        (25,786)        (1,109)       (26,997)        (1,408)       (41,412)         6,664
  --------       --------       --------       --------       --------       --------       --------       --------

      (200)          (199)           (59)            --         (1,124)        (1,559)        (1,544)        (1,711)
    (1,321)        (2,655)          (346)        (1,697)          (338)        (1,830)            --             --
    (6,120)       (14,497)        (1,112)        (8,502)        (1,025)        (2,988)            --             --
  --------       --------       --------       --------       --------       --------       --------       --------
    (7,641)       (17,351)        (1,517)       (10,199)        (2,487)        (6,377)        (1,544)        (1,711)
  --------       --------       --------       --------       --------       --------       --------       --------

    18,723         24,315         11,653          6,306          2,028          7,056          2,607          5,311
     7,641         17,351          1,517         10,199          2,487          6,377          1,544          1,711
   (15,156)       (20,862)       (21,097)       (14,726)       (18,558)       (26,485)       (20,665)       (30,677)
  --------       --------       --------       --------       --------       --------       --------       --------
    11,208         20,804         (7,927)         1,779        (14,043)       (13,052)       (16,514)       (23,655)
  --------       --------       --------       --------       --------       --------       --------       --------
   (46,108)         6,537        (35,230)        (9,529)       (43,527)       (20,837)       (59,470)       (18,702)
  --------       --------       --------       --------       --------       --------       --------       --------

   138,254        131,717         73,242         82,771         87,372        108,209        123,644        142,346
  --------       --------       --------       --------       --------       --------       --------       --------
  $ 92,146       $138,254       $ 38,012       $ 73,242       $ 43,845       $ 87,372       $ 64,174       $123,644
  ========       ========       ========       ========       ========       ========       ========       ========

  $    480       $    113       $    138       $      0       $    331          $ 89        $    357       $    209

     1,758          1,619            867            360            206            509            240            398
       940          1,304            118            677            263            491            170            128
    (1,393)        (1,351)        (1,713)          (832)        (1,761)        (1,896)        (1,858)        (2,315)
  --------       --------       --------       --------       --------       --------       --------       --------
     1,305          1,572           (728)           205         (1,292)          (896)        (1,448)        (1,789)
  ========       ========       ========       ========       ========       ========       ========       ========

                       See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         NET                       NET                                 DIVIDENDS   DISTRIBUTIONS
                                        ASSET        NET         REALIZED                   TOTAL        FROM          FROM
                                        VALUE,    INVESTMENT       AND        PAYMENT       FROM          NET           NET
                                      BEGINNING     INCOME      UNREALIZED      BY       INVESTMENT   INVESTMENT      REALIZED
                                      OF PERIOD     (LOSS)     GAIN/(LOSS)   AFFILIATE   OPERATIONS     INCOME         GAINS
                                      ---------   ----------   -----------   ---------   ----------   ----------   -------------
CAPITAL GROWTH SERIES
1/1/08 to 12/31/08                      $16.81      0.01(1)       (6.87)         --        (6.86)          --(5)          --
1/1/07 to 12/31/07                       15.21      0.04(1)        1.60          --         1.64        (0.04)            --
1/1/06 to 12/31/06                       14.77      0.04(1)        0.43          --         0.47        (0.03)            --
1/1/05 to 12/31/05                       14.25      0.01(1)        0.52          --         0.53        (0.01)            --
1/1/04 to 12/31/04                       13.69      0.11           0.57          --         0.68        (0.12)            --
GROWTH AND INCOME SERIES
1/1/08 to 12/31/08                      $14.94      0.19(1)       (5.35)         --        (5.16)       (0.17)         (0.16)
1/1/07 to 12/31/07                       14.51      0.16(1)        0.81          --         0.97        (0.15)         (0.39)
1/1/06 to 12/31/06                       12.52      0.16(1)        1.98          --         2.14        (0.15)            --
1/1/05 to 12/31/05                       12.07      0.13(1)        0.45          --         0.58        (0.13)            --
1/1/04 to 12/31/04                       11.06      0.13(1)        1.02          --         1.15        (0.14)            --
MID-CAP GROWTH SERIES
1/1/08 to 12/31/08                      $16.40     (0.10)(1)      (7.03)         --        (7.13)          --             --
1/1/07 to 12/31/07                       13.46     (0.11)(1)       3.05          --         2.94           --             --
1/1/06 to 12/31/06                       12.93     (0.09)(1)       0.62          --         0.53           --             --
1/1/05 to 12/31/05                       12.41     (0.09)(1)       0.61          --         0.52           --             --
1/1/04 to 12/31/04                       11.63     (0.06)(1)       0.84          --         0.78           --             --
MONEY MARKET SERIES
1/1/08 to 12/31/08                      $10.00      0.22(1)       (0.17)       0.17         0.22        (0.22)            --
1/1/07 to 12/31/07                       10.00      0.47(1)          --          --         0.47        (0.47)            --
1/1/06 to 12/31/06                       10.00      0.43             --          --         0.43        (0.43)            --
1/1/05 to 12/31/05                       10.00      0.26             --          --         0.26        (0.26)            --
1/1/04 to 12/31/04                       10.00      0.08             --          --         0.08        (0.08)            --
MULTI-SECTOR FIXED INCOME SERIES
1/1/08 to 12/31/08                      $ 9.09      0.57(1)       (2.15)         --        (1.58)       (0.65)            --
1/1/07 to 12/31/07                        9.25      0.53(1)       (0.19)         --         0.34        (0.50)            --
1/1/06 to 12/31/06                        9.14      0.52(1)        0.09          --         0.61        (0.50)            --
1/1/05 to 12/31/05                        9.43      0.50(1)       (0.34)         --         0.16        (0.45)            --
1/1/04 to 12/31/04                        9.39      0.55           0.07          --         0.62        (0.58)            --
MULTI-SECTOR SHORT TERM BOND SERIES
1/1/08 to 12/31/08                      $ 9.87      0.54(1)       (1.63)         --        (1.09)       (0.55)            --
1/1/07 to 12/31/07                       10.01      0.53(1)       (0.13)         --         0.40        (0.54)            --
1/1/06 to 12/31/06                        9.93      0.49(1)        0.06          --         0.55        (0.47)            --
1/1/05 to 12/31/05                       10.16      0.45(1)       (0.31)         --         0.14        (0.37)            --
1/1/04 to 12/31/04                       10.05      0.42           0.11          --         0.53        (0.42)            --
STRATEGIC ALLOCATION SERIES
1/1/08 to 12/31/08                      $12.95      0.37(1)       (3.60)         --        (3.23)       (0.35)         (0.12)
1/1/07 to 12/31/07                       13.30      0.36(1)        0.43          --         0.79        (0.37)         (0.77)
1/1/06 to 12/31/06                       13.78      0.38(1)        1.31          --         1.69        (0.38)         (1.79)
1/1/05 to 12/31/05                       14.24      0.34(1)       (0.08)         --         0.26        (0.33)         (0.39)
1/1/04 to 12/31/04                       13.96      0.37           0.65          --         1.02        (0.37)         (0.37)

         The footnote legend is at the end of the financial highlights.

                       See Notes to Financial Statements

                                                                              RATIO OF
                                                                              GROSS
                                                                              EXPENSES         RATIO OF
                              NET                    NET      RATIO OF       TO AVERAGE          NET
                  CHANGE     ASSET                 ASSETS       NET          NET ASSETS       INVESTMENT
                    IN       VALUE,                END OF     EXPENSES    (BEFORE WAIVERS   INCOME (LOSS)   PORTFOLIO
   TOTAL        NET ASSET   END OF     TOTAL       PERIOD    TO AVERAGE         AND           TO AVERAGE     TURNOVER
DISTRIBUTIONS     VALUE     PERIOD     RETURN      (000S)    NET ASSETS   REIMBURSEMENTS)     NET ASSETS      RATE
-------------   ---------   -------   -------     --------   ----------   ---------------   -------------   ---------

      --          (6.86)     $ 9.95    (40.78)%   $203,188     0.94%           0.94%            0.08%         164%
   (0.04)          1.60       16.81     10.75      400,612     0.91            0.91             0.22           88
   (0.03)          0.44       15.21      3.22      435,126     0.92            0.92             0.25          182
   (0.01)          0.52       14.77      3.71      462,402     0.89            0.89             0.06           73
   (0.12)          0.56       14.25      4.97      565,515     0.87            0.87             0.72           50

   (0.33)         (5.49)     $ 9.45    (34.93)%   $ 85,111     0.85%           0.99%            1.51%          56%
   (0.54)          0.43       14.94      6.66      159,074     0.85            0.95             1.03           44
   (0.15)          1.99       14.51     17.18      167,529     0.91(4)         0.97             1.17           37
   (0.13)          0.45       12.52      4.80      141,038     0.95            0.99             1.04           44
   (0.14)          1.01       12.07     10.48      149,609     0.95            0.98             1.13           58

      --          (7.13)     $ 9.27    (43.47)%   $ 40,124     1.10%           1.10%           (0.75)%         64%
      --           2.94       16.40     21.80       87,253     1.05            1.05            (0.73)         149
      --           0.53       13.46      4.13       89,512     1.13(4)         1.14            (0.72)          80
      --           0.52       12.93      4.18       47,162     1.15            1.21            (0.76)         178
      --           0.78       12.41      6.72       62,681     1.15            1.18            (0.53)         175

   (0.22)            --      $10.00      2.25%(6) $206,696     0.61%           0.61%            2.19%         N/A
   (0.47)            --       10.00      4.88      169,437     0.57            0.57             4.74          N/A
   (0.43)            --       10.00      4.41      157,158     0.65            0.66             4.35          N/A
   (0.26)            --       10.00      2.58      146,431     0.65            0.66             2.54          N/A
   (0.08)            --       10.00      0.79      156,996     0.64            0.64             0.77          N/A

   (0.65)         (2.23)     $ 6.86    (17.93)%   $172,901     0.75%           0.76%            6.69%          72%
   (0.50)         (0.16)       9.09      3.71      250,867     0.74            0.74             5.65           94
   (0.50)          0.11        9.25      6.84      245,750     0.74            0.74             5.60           90
   (0.45)         (0.29)       9.14      1.78      239,097     0.75            0.75             5.37           91
   (0.58)          0.04        9.43      6.84      249,885     0.73            0.73             5.68          100

   (0.55)         (1.64)     $ 8.23    (11.35)%   $ 40,626     0.70%           0.85%            5.66%          96%
   (0.54)         (0.14)       9.87      3.99       44,168     0.70            0.82             5.23           73
   (0.47)          0.08       10.01      5.71       46,663     0.70            0.88             4.92           87
   (0.37)         (0.23)       9.93      1.36       47,534     0.70            0.98             4.45           91
   (0.42)          0.11       10.16      5.34       36,136     0.51(4)         1.08             4.37           79

   (0.47)         (3.70)     $ 9.25    (25.45)%   $163,271     0.85%           0.87%            3.19%          50%
   (1.14)         (0.35)      12.95      5.98      270,653     0.84            0.84             2.62           52
   (2.17)         (0.48)      13.30     12.69      316,145     0.83            0.84             2.66           86
   (0.72)         (0.46)      13.78      1.79      352,742     0.79            0.79             2.39           62
   (0.74)          0.28       14.24      7.46      427,843     0.78            0.78             2.44           65

                       See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                NET                     NET                              DIVIDENDS  DISTRIBUTIONS
                                               ASSET        NET       REALIZED                TOTAL        FROM         FROM
                                              VALUE,    INVESTMENT      AND       PAYMENT      FROM        NET           NET
                                             BEGINNING    INCOME     UNREALIZED     BY      INVESTMENT  INVESTMENT     REALIZED
                                             OF PERIOD    (LOSS)    GAIN/(LOSS)  AFFILIATE  OPERATIONS    INCOME        GAINS
                                             ---------  ----------  -----------  ---------  ----------  ----------  -------------
ABERDEEN INTERNATIONAL SERIES
1/1/08 to 12/31/08                             $19.14     0.40(1)      (7.57)       $--       (7.17)      (0.31)        (0.71)
1/1/07 to 12/31/07                              17.80     0.40(1)       2.25         --        2.65       (0.30)        (1.01)
1/1/06 to 12/31/06                              14.29     0.33(1)       3.53         --        3.86       (0.35)           --
1/1/05 to 12/31/05                              12.54     0.46(1)       1.86         --        2.32       (0.57)           --
1/1/04 to 12/31/04                              10.66     0.23          1.96         --        2.19       (0.31)           --
SMALL-CAP GROWTH SERIES
1/1/08 to 12/31/08                             $17.85    (0.10)(1)     (7.76)       $--       (7.86)         --         (0.46)
1/1/07 to 12/31/07                              18.65    (0.12)(1)      3.07         --        2.95          --         (3.75)
1/1/06 to 12/31/06                              15.61    (0.10)(1)      3.14         --        3.04          --            --
1/1/05 to 12/31/05                              14.72    (0.08)(1)      2.38         --        2.30          --         (1.41)
1/1/04 to 12/31/04                              14.64    (0.11)(1)      0.42         --        0.31          --         (0.23)
DUFF & PHELPS REAL ESTATE SECURITIES SERIES
1/1/08 to 12/31/08                             $26.82     0.56(1)     (10.17)       $--       (9.61)      (0.37)        (0.58)
1/1/07 to 12/31/07                              35.60     0.51(1)      (6.00)        --       (5.49)      (0.44)        (2.85)
1/1/06 to 12/31/06                              28.38     0.45(1)       9.90         --       10.35       (0.44)        (2.69)
1/1/05 to 12/31/05                              26.39     0.44(1)       3.46         --        3.90       (0.44)        (1.47)
1/1/04 to 12/31/04                              21.85     0.56          6.87         --        7.43       (0.59)        (2.30)
DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH
1/1/08 to 12/31/08                             $11.86     0.16(1)      (4.68)       $--       (4.52)      (0.16)        (0.11)
1/1/07 to 12/31/07                              11.15     0.16(1)       0.78         --        0.94       (0.13)        (0.10)
2/3/06 (inception) to 12/31/06                  10.00     0.11          1.15         --        1.26       (0.11)           --
DYNAMIC ASSET ALLOCATION SERIES: GROWTH
1/1/08 to 12/31/08                             $11.54     0.21(1)      (3.91)       $--       (3.70)      (0.21)        (0.11)
1/1/07 to 12/31/07                              10.87     0.22(1)       0.69         --        0.91       (0.16)        (0.08)
2/3/06 (inception) to 12/31/06                  10.00     0.13          0.87         --        1.00       (0.13)           --
DYNAMIC ASSET ALLOCATION SERIES: MODERATE
1/1/08 to 12/31/08                             $10.86     0.32(1)      (2.04)       $--       (1.72)      (0.20)        (0.11)
1/1/07 to 12/31/07                              10.41     0.30(1)       0.54         --        0.84       (0.24)        (0.15)
2/3/06 (inception) to 12/31/06                  10.00     0.15          0.42         --        0.57       (0.16)           --
DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH
1/1/08 to 12/31/08                             $11.30     0.26(1)      (3.15)       $--       (2.89)      (0.23)        (0.25)
1/1/07 to 12/31/07                              10.72     0.24(1)       0.67         --        0.91       (0.20)        (0.13)
2/3/06 (inception) to 12/31/06                  10.00     0.14          0.74         --        0.88       (0.14)        (0.02)
SANFORD BERNSTEIN MID-CAP VALUE SERIES
1/1/08 to 12/31/08                             $12.68     0.05(1)      (4.50)       $--       (4.45)      (0.02)        (0.66)
1/1/07 to 12/31/07                              14.12     0.02(1)       0.31         --        0.33       (0.02)        (1.75)
1/1/06 to 12/31/06                              14.01     0.07(1)       1.98         --        2.05       (0.06)        (1.88)
1/1/05 to 12/31/05                              14.02     0.01(1)       1.08         --        1.09       (0.02)        (1.08)
1/1/04 to 12/31/04                              12.54     0.02          2.51         --        2.53       (0.02)        (1.03)

         The footnote legend is at the end of the financial highlights.

                        See Notes to Financial Statements

                                                                     RATIO OF
                                                                      GROSS
                                                                    EXPENSES          RATIO OF
                            NET                NET     RATIO OF     TO AVERAGE          NET
                 CHANGE    ASSET             ASSETS      NET        NET ASSETS      INVESTMENT
                   IN     VALUE,             END OF    EXPENSES   (BEFORE WAIVERS  INCOME (LOSS)  PORTFOLIO
    TOTAL      NET ASSET  END OF    TOTAL    PERIOD   TO AVERAGE        AND          TO AVERAGE   TURNOVER
DISTRIBUTIONS    VALUE    PERIOD   RETURN    (000S)   NET ASSETS  REIMBURSEMENTS)    NET ASSETS     RATE
-------------  ---------  ------  --------  --------  ----------  ---------------  -------------  ---------

    (1.02)       (8.19)   $10.95  (38.98)%  $319,937    1.00%          1.00%           2.56%         33%
    (1.31)        1.34     19.14   14.94     501,913    0.98           0.98            2.10          34
    (0.35)        3.51     17.80   27.37     421,281    1.01           1.01            2.06          56
    (0.57)        1.75     14.29   18.57     190,634    1.06           1.06            3.56          44
    (0.31)        1.88     12.54   20.78     180,668    1.05           1.05            2.12          48

    (0.46)       (8.32)   $ 9.53  (44.92)%  $ 25,716    1.00%          1.20%          (0.75)%       177%
    (3.75)       (0.80)    17.85   16.10      55,768    1.00           1.12           (0.62)         59
       --         3.04     18.65   19.45      57,653    1.00           1.27           (0.59)        147
    (1.41)        0.89     15.61   15.64      23,178    1.00           1.65           (0.54)        182
    (0.23)        0.08     14.72    2.12      19,561    1.00           1.74           (0.75)        200

    (0.95)      (10.56)   $16.26  (36.88)%  $ 86,199    1.01%          1.01%           2.33%         42%
    (3.29)       (8.78)    26.82  (15.71)    135,140    0.98           0.98            1.50          23
    (3.13)        7.22     35.60   37.07     187,922    1.02           1.02            1.37          28
    (1.91)        1.99     28.38   15.10     137,281    1.03           1.03            1.62          26
    (2.89)        4.54     26.39   34.69     121,985    1.04           1.04            2.39          27

    (0.27)       (4.79)   $ 7.07  (38.25)%  $ 14,803    0.70%          1.02%           1.58%        185%
    (0.23)        0.71     11.86    8.45      23,426    0.70           1.04            1.37         105
    (0.11)        1.15     11.15   12.61(3)   11,297    0.70(2)        1.67(2)         2.26(2)      110(3)

    (0.32)       (4.02)   $ 7.52  (32.18)%  $ 28,186    0.70%          0.95%           2.06%        182%
    (0.24)        0.67     11.54    8.33      36,189    0.70           1.03            1.88         127
    (0.13)        0.87     10.87    9.98(3)   13,063    0.70(2)        1.58(2)         2.61(2)      125(3)

    (0.31)       (2.03)   $ 8.83  (15.80)%  $ 23,033    0.70%          1.09%           3.25%        126%
    (0.39)        0.45     10.86    7.98       7,337    0.70           1.49            2.80         140
    (0.16)        0.41     10.41    5.69(3)    3,861    0.70(2)        3.10(2)         3.58(2)       81(3)


    (0.48)       (3.37)   $ 7.93  (25.60)%  $ 21,998    0.70%          1.01%           2.60%        177%
    (0.33)        0.58     11.30    8.50      19,685    0.70           1.11            2.14         146
    (0.16)        0.72     10.72    8.78(3)    9,364    0.70(2)        1.99(2)         3.20(2)      106(3)

    (0.68)       (5.13)   $ 7.55  (35.45)%  $ 92,146    1.30%          1.32%           0.46%         49%
    (1.77)       (1.44)    12.68    2.00     138,254    1.29           1.29            0.11          33
    (1.94)        0.11     14.12   14.91     131,717    1.30           1.32            0.46          52
    (1.10)       (0.01)    14.01    7.73     121,855    1.30           1.33            0.07          37
    (1.05)        1.48     14.02   20.41     116,014    1.30           1.34            0.25          36

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                              FINANCIAL HIGHLIGHTS
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                NET                      NET                              DIVIDENDS  DISTRIBUTIONS
                                               ASSET       NET         REALIZED                TOTAL        FROM         FROM
                                               VALUE,   INVESTMENT       AND       PAYMENT      FROM         NET         NET
                                             BEGINNING    INCOME      UNREALIZED     BY      INVESTMENT  INVESTMENT    REALIZED
                                             OF PERIOD    (LOSS)     GAIN/(LOSS)  AFFILIATE  OPERATIONS    INCOME        GAINS
                                             ---------  ----------   -----------  ---------  ----------  ----------  -------------
SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
1/1/08 to 12/31/08                             $14.46     0.04(1)       (5.42)       $--       (5.38)      (0.01)        (0.30)
1/1/07 to 12/31/07                              17.03       --(1)(5)    (0.30)        --       (0.30)         --         (2.27)
1/1/06 to 12/31/06                              17.02     0.04(1)        2.77         --        2.81       (0.04)        (2.76)
1/1/05 to 12/31/05                              16.74    (0.03)(1)       1.28         --        1.25          --         (0.97)
1/1/04 to 12/31/04                              14.84    (0.03)(1)       3.39         --        3.36          --         (1.46)
VAN KAMPEN COMSTOCK SERIES
1/1/08 to 12/31/08                             $12.49     0.22(1)       (4.61)       $--       (4.39)      (0.19)        (0.22)
1/1/07 to 12/31/07                              13.71     0.23(1)       (0.51)        --       (0.28)      (0.23)        (0.71)
1/1/06 to 12/31/06                              13.73     0.22(1)        2.65         --        2.87       (0.26)        (2.63)
1/1/05 to 12/31/05                              13.18     0.16(1)        0.55         --        0.71       (0.16)           --
1/1/04 to 12/31/04                              11.77     0.11(1)        1.41         --        1.52       (0.11)           --
VAN KAMPEN EQUITY 500 INDEX SERIES
1/1/08 to 12/31/08                             $13.21     0.20(1)       (5.11)       $--       (4.91)      (0.19)           --
1/1/07 to 12/31/07                              12.77     0.18(1)        0.44         --        0.62       (0.18)           --
1/1/06 to 12/31/06                              11.32     0.16           1.44         --        1.60       (0.15)           --
1/1/05 to 12/31/05                              11.05     0.13           0.28         --        0.41       (0.14)           --
1/1/04 to 12/31/04                              10.21     0.15           0.84         --        0.99       (0.15)           --

FOOTNOTE LEGEND:

(1)  Computed using average shares outstanding.

(2)  Annualized

(3)  Not annualized

(4)  Represents a blended net operating expense ratio.

(5)  Amount is less than $0.005.

(6) Total return includes the effect of a payment by affiliate. Without this effect, the total return would have been 0.56%. See Note 3 in the Notes to Financial Statements.

                        See Notes to Financial Statements

                                                                    RATIO OF
                                                                      GROSS
                                                                    EXPENSES         RATIO OF
                            NET               NET     RATIO OF     TO AVERAGE          NET
                 CHANGE    ASSET            ASSETS      NET        NET ASSETS       INVESTMENT
                   IN     VALUE,            END OF    EXPENSES   (BEFORE WAIVERS  INCOME (LOSS)  PORTFOLIO
    TOTAL      NET ASSET  END OF   TOTAL    PERIOD   TO AVERAGE        AND          TO AVERAGE   TURNOVER
DISTRIBUTIONS    VALUE    PERIOD   RETURN   (000S)   NET ASSETS  REIMBURSEMENTS)    NET ASSETS     RATE
-------------  ---------  ------  -------  --------  ----------  ---------------  -------------  ---------

    (0.31)       (5.69)   $ 8.77  (37.91)% $ 38,012    1.30%          1.38%            0.33%         50%
    (2.27)       (2.57)    14.46   (2.10)    73,242    1.30           1.31            (0.03)         32
    (2.80)        0.01     17.03   16.75     82,771    1.30           1.35             0.21          55
    (0.97)        0.28     17.02    7.46     72,422    1.30           1.40            (0.19)         32
    (1.46)        1.90     16.74   22.67     67,785    1.30           1.43            (0.22)         44

    (0.41)       (4.80)   $ 7.69  (35.73)% $ 43,845    0.95%          1.01%            2.09%         20%
    (0.94)       (1.22)    12.49   (2.22)    87,372    0.95           0.96             1.61          15
    (2.89)       (0.02)    13.71   20.90    108,209    0.95           1.00             1.50         105
    (0.16)        0.55     13.73    5.43    106,716    0.95           0.99             1.25          58
    (0.11)        1.41     13.18   12.91    134,224    0.95           0.98             0.92          91

    (0.19)       (5.10)   $ 8.11  (37.31)% $ 64,174    0.50%          0.65%            1.78%         11%
    (0.18)        0.44     13.21    4.87    123,644    0.58           0.73             1.34           3
    (0.15)        1.45     12.77   14.21    142,346    0.63(4)        0.77             1.36          74
    (0.14)        0.27     11.32    3.69    105,058    0.65           0.72             1.22          14
    (0.15)        0.84     11.05    9.84    119,629    0.65           0.72             1.44          22

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2008

NOTE 1--ORGANIZATION

     The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Fund is organized with series, which are available only to the following separate accounts: Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account II, PHL Variable Accumulation Account III, and PHL Variable Private Placement Account, and Phoenix Life Separate Accounts B, C, and D.

     The Fund is comprised of 18 series (each a "series"). Each series investment objective is outlined in the respective series' summary page starting on page 8.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A.   SECURITY VALUATION

     Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

     Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to excessive volatility in the current market (please see note on Market Conditions -- Note 16) valuations developed through pricing techniques may materially vary from the actual amounts realized upon the sale of the securities.

     As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

     Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

     On December 31, 2008, The Aberdeen International Series utilized fair value pricing for its foreign common stocks.

     Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

     Money Market Series uses the amortized cost method of security valuation absent extraordinary or unusual market conditions. In the opinion of the Trustees, this represents the fair value of the securities. The deviations between the net asset value per share are monitored by using available market quotations and Money Market's net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. Using this method, the series attempts to maintain a constant net asset value of $10 per share.

     The series have adopted the provisions of Statement of Financial Accounting Standards No. 157 ("SFAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, the series utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - prices determined using significant unobservable inputs (including the series' own assumptions in determining the fair value of investments)

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2008

The following is a summary of the inputs used to value the series' net assets as of December 31, 2008 ($ reported in thousands). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities may be valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2.

                                                 LEVEL 1 -       LEVEL 2 -            LEVEL 3 -
                                                   QUOTED       SIGNIFICANT          SIGNIFICANT
                    SERIES                         PRICES    OBSERVABLE INPUTS   UNOBSERVABLE INPUTS     TOTAL
                    ------                       ---------   -----------------   -------------------   --------
INVESTMENTS IN SECURITIES (MARKET VALUE)
Capital Growth Series ........................   $202,627         $     --              $   --         $202,627
Growth and Income Series .....................     84,889               --                  --           84,889
Mid-Cap Growth Series ........................     40,153               --                  --           40,153
Money Market Series ..........................         --          206,385                  --          206,385
Multi-Sector Fixed Income Series .............      2,864          164,367               2,108          169,339
Multi-Sector Short Term Bond Series ..........        362           39,095                 865           40,322
Strategic Allocation Series ..................     97,064           64,280               1,205          162,549
Aberdeen International Series ................     38,904          279,075                  --          317,979
Small-Cap Growth Series ......................     25,503               --                  30           25,533
Duff & Phelps Real Estate Securities Series ..     85,646               --                  --           85,646
Dynamic Asset Allocation:
   Aggressive Growth Series ..................     14,845               --                  --           14,845
Dynamic Asset Allocation: Growth Series ......     28,240               --                  --           28,240
Dynamic Asset Allocation: Moderate Series ....     22,967               --                  --           22,967
Dynamic Asset Allocation:
   Moderate Growth Series ....................     21,986               --                  --           21,986
Sanford Bernstein Mid-Cap Value Series .......     91,413               --                  --           91,413
Sanford Bernstein Small-Cap Value Series .....     37,583               --                  --           37,583
Van Kampen Comstock Series ...................     43,748               --                  --           43,748
Van Kampen Equity 500 Index Series ...........     64,194               --                  --           64,194

OTHER FINANCIAL INSTRUMENTS*
Multi-Sector Fixed Income Series .............    $    --         $     65              $   --         $     65
Multi-Sector Short Term Bond Series ..........         --               15                  --               15
Van Kampen Equity 500 Index Series ...........         19               --                  --               19

* Other financial instruments are forward currency contracts and futures contracts not reflected in the Schedule of Investments, which are valued at the unrealized appreciation (depreciation) on the investment.

     The following is a reconciliation of assets of the series for Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                                            INVESTMENTS IN SECURITIES
                                                                            ($ REPORTED IN THOUSANDS)
                                                      --------------------------------------------------------------------
                                                                                                 STRATEGIC
                                                      MULTI-SECTOR FIXED   MULTI-SECTOR SHORT   ALLOCATION     SMALL-CAP
                                                         INCOME SERIES      TERM BOND SERIES      SERIES     GROWTH SERIES
                                                      ------------------   ------------------   ----------   -------------
BALANCE AS OF DECEMBER 31, 2007                            $10,733              $ 2,886          $ 5,155          $--
Accrued discounts/premiums                                     292                   67               12           --
Realized gain (loss)                                        (1,359)                (679)            (104)          --
Change in unrealized appreciation (depreciation)(1)         (2,837)                (251)            (687)          --
Net purchases (sales)                                       (2,973)              (1,128)          (2,760)          --
Transfers in and/or out of Level 3(2)                       (1,748)                 (30)            (411)          30
                                                           -------              -------          -------          ---
BALANCE AS OF DECEMBER 31, 2008                            $ 2,108              $   865          $ 1,205          $30
                                                           =======              =======          =======          ===

(1) Disclosed in the Statements of Operations under Net realized and unrealized gain (loss) on investments.

(2) Transfers in or out of Level 3 represents the ending value as of December 31, 2008, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

     Level 3 securities have been determined based on availability of only a single broker source, which may or may not be a principal market maker, and internally fair valued securities without active markets or market participants.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2008

B.   SECURITY TRANSACTIONS AND RELATED INCOME

     Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the series is notified. Interest income is recorded on the accrual basis. Each series amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

     For Duff & Phelps Real Estate Securities, dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.   INCOME TAXES

     Each series is treated as a separate taxable entity. It is the policy of each series in the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

     Certain series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

     FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the series' tax positions and has concluded that no provision for income tax is required in the series' financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). Each of the series' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

D.   DISTRIBUTIONS TO SHAREHOLDERS

     Distributions are recorded by each series on the ex-dividend date. For Money Market, income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.   EXPENSES

     Expenses incurred by the Fund with respect to more than one series are allocated in proportion to the net assets of each series, except where allocation of direct expense to each series or an alternative allocation method can be more appropriately made. In addition to the net operating expenses that the series' bear directly, the contract owners, as investors in the series, indirectly bear the series' pro-rata expenses of the underlying funds in which each series invests.

F.   FOREIGN CURRENCY TRANSLATION

     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

G.   FOREIGN SECURITY COUNTRY DETERMINATION

     A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H.   FORWARD CURRENCY CONTRACTS

     Certain series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if a counterparty does not perform under the contract.

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each series as unrealized gain or loss. When the contract is closed or offset with the same counterparty, the series records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

I.   FUTURES CONTRACTS

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Certain series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the series as unrealized gains or losses. When the contract is closed, the series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2008

J.   SECURITY LENDING

     Certain series may loan securities to qualified brokers through an agreement with State Street Bank and Trust Company (the "Custodian"). Under the terms of agreement, the series is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the series net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

     As of the close of business on September 18, 2008, Lehman Brothers Holding Inc. was in default of the security lending agreement with the Multi-Sector Fixed Income Series (the "Series"). As a result, State Street Bank and Trust Company as Securities Lending Agent took possession of the collateral and repurchased the securities in the Series through open market purchases. Under Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("FAS 140"), the criteria for sales accounting have been met. As a result of recording the sale of the original securities out on loan at market value and the repurchase of the identical securities into the Series at replacement value, the Series had realized losses of ($45) ($ reported in thousands), which did not have an impact on the net asset value of the Series. The transactions are being treated as non-taxable events.

     At December 31, 2008 the Fund had no securities on loan.

K.   LOAN AGREEMENTS

     Certain series may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The series' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The series generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the series may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the series purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due. Currently, the series only hold assignment loans.

L.   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     Certain series may engage in when-issued or delayed delivery transactions. Each series records when-issued and delayed delivery securities on the trade date. Each series maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

M.   REPURCHASE AGREEMENTS

     A repurchase agreement is a transaction where a series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the series in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     ($ reported in thousands except as noted)

     The advisor to the Fund is Phoenix Variable Advisors, Inc. ("PVA") (the "Advisor"). PVA is a wholly-owned subsidiary of PM Holdings, Inc. PVA is an indirect, wholly-owned subsidiary of Phoenix Life Insurance Company ("PLIC").

     As compensation for its service to the Fund, the advisor is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate series listed below:

                                      RATE       RATE       RATE
                                   FOR FIRST   FOR NEXT   FOR OVER
                                      $250       $250       $500
SERIES                              MILLION     MILLION    MILLION
--------                           ---------   --------   --------
Capital Growth Series ..........     0.70%       0.65%      0.60%
Growth and Income Series .......     0.70        0.65       0.60
Mid-Cap Growth Series ..........     0.80        0.80       0.80
Money Market Series ............     0.40        0.35       0.30
Multi-Sector
   Fixed Income Series .........     0.50        0.45       0.40
Multi-Sector
   Short Term Bond Series ......     0.50        0.45       0.40
Strategic Allocation Series ....     0.60        0.55       0.50
Aberdeen International Series ..     0.75        0.70       0.65
Small-Cap Growth Series ........     0.85        0.85       0.85
Dynamic Asset Allocation Series:
   Aggressive Growth ...........     0.40        0.40       0.40
Dynamic Asset Allocation Series:
   Growth ......................     0.40        0.40       0.40
Dynamic Asset Allocation Series:
   Moderate ....................     0.40        0.40       0.40
Dynamic Asset Allocation Series:
   Moderate Growth .............     0.40        0.40       0.40
Sanford Bernstein
   Mid-Cap Value Series ........     1.05        1.05       1.05
Sanford Bernstein
   Small-Cap Value Series ......     1.05        1.05       1.05
Van Kampen Comstock Series .....     0.70        0.65       0.60
Van Kampen
   Equity 500 Index Series(1) ..     0.30        0.30       0.30

(1) For the period January 1, 2008 through November 30, 2008, the advisory rate was 0.35%.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2008

                                      RATE         RATE         RATE
                                    FOR FIRST    FOR NEXT     FOR OVER
                                   $1 BILLION   $1 BILLION   $2 BILLION
                                   ----------   ----------   ----------
Duff & Phelps Real Estate
   Securities Series ...........      0.75%        0.70%        0.65%

     Pursuant to subadvisory agreements, PVA delegates, certain investment decisions and/or research functions with respect to the following series to the subadvisor indicated, for which each is paid a fee by the advisor.

Series                                     SUBADVISOR
------                                     ----------
Capital Growth Series                      Neuberger(2)++
Growth and Income Series                   Virtus(1)**
Mid-Cap Growth Series                      Neuberger(2)
Money Market Series                        Goodwin(3)*
Multi-Sector Fixed Income Series           Goodwin(3)*
Multi-Sector Short Term Bond Series        Goodwin(3)*
Strategic Allocation Series
   (equity portion)                        Virtus(1)**
Strategic Allocation Series
   (fixed income portion)                  Goodwin(3)*
Aberdeen International Series              Aberdeen(4)
Small-Cap Growth Series                    Neuberger(2)+++
Duff & Phelps Real Estate
   Securities Series                       Duff & Phelps(5)**
Dynamic Asset Allocation Series:
   Aggressive Growth                       Ibbotson(6)+
Dynamic Asset Allocation Series:
   Growth                                  Ibbotson(6)+
Dynamic Asset Allocation Series:
   Moderate                                Ibbotson(6)+
Dynamic Asset Allocation Series:
   Moderate Growth                         Ibbotson(6)+
Sanford Bernstein Mid-Cap Value Series     AllianceBernstein(7)
Sanford Bernstein Small-Cap Value Series   AllianceBernstein(7)
Van Kampen Comstock Series                 Van Kampen(8)
Van Kampen Equity 500 Index Series         Van Kampen(8)

(1)  Virtus Investment Advisers, Inc.

(2)  Neuberger Berman Management, LLC

(3)  Goodwin Capital Advisers, Inc.

(4)  Aberdeen Asset Management, Inc.

(5)  Duff & Phelps Investment Management Company.

(6)  Ibbotson Associates, Inc. (Effective March 1, 2008)

(7)  AllianceBernstein, L.P.

(8)  Morgan Stanley Investment Management Inc. dba Van Kampen

+ Prior to March 1, 2008, Standard & Poor's Investment Advisory Services LLC served as the subadvisor to the series.

++ Prior to September 16, 2008, Harris Investment Management, Inc. served as the subadvisor to the series.

+++ Prior to September 16, 2008, Fred Alger Management, Inc. served as the subadvisor to the series.

*    Affiliated company.

**   Affiliated company through December 31, 2008.

     On August 19, 2008, the Board of Trustees of the Fund approved changes in subadvisor for the Capital Growth Series and the Small-Cap Growth Series. Effective September 16, 2008, Neuberger Berman Management, Inc. is the subadvisor for the Capital Growth Series, replacing Harris Investment Management, Inc. and the Small-Cap Growth Series (formerly Phoenix-Alger Small-Cap Growth Series), replacing Fred Alger Management, Inc.

     The advisor has contractually agreed to reimburse expenses of the Fund (excluding management and distribution fees, interest, taxes, brokerage fees and commissions), so that such expenses exceed the operating expenses of the series' average net assets (the "expense caps") until December 31, 2008, as listed in the chart below.

                                                         MAXIMUM
                                                        OPERATING
                                                         EXPENSE
                                                        ---------
Capital Growth Series ...............................     0.25%
Growth and Income Series ............................     0.15
Mid-Cap Growth Series ...............................     0.30
Money Market Series .................................     0.25
Multi-Sector Fixed Income Series ....................     0.25
Multi-Sector Short Term Bond Series .................     0.20
Strategic Allocation Series .........................     0.25
Aberdeen International Series .......................     0.30
Small-Cap Growth Series .............................     0.15
Duff & Phelps Real Estate Securities Series .........     0.35
Dynamic Asset Allocation Series: Aggressive Growth ..     0.05
Dynamic Asset Allocation Series: Growth .............     0.05
Dynamic Asset Allocation Series: Moderate ...........     0.05
Dynamic Asset Allocation Series: Moderate Growth ....     0.05
Sanford Bernstein Mid-Cap Value Series ..............     0.25
Sanford Bernstein Small-Cap Value Series ............     0.25
Van Kampen Comstock Series ..........................     0.25
Van Kampen Equity 500 Index Series ..................     0.15

     Effective January 1, 2009, the expense caps have been extended for each series until December 31, 2009 and the maximum operating expenses for the following series are as follows:

                                                         MAXIMUM
                                                        OPERATING
                                                         EXPENSES
                                                        ---------
Growth and Income Series ............................     0.20%
Small-Cap Growth Series .............................     0.20
Dynamic Asset Allocation Series: Aggressive Growth ..     0.15
Dynamic Asset Allocation Series: Growth .............     0.15
Dynamic Asset Allocation Series: Moderate ...........     0.15
Dynamic Asset Allocation Series: Moderate Growth . ..     0.15
Van Kampen Equity 500 Index Series ..................     0.20

     At end of business December 31, 2008, The Phoenix Companies, Inc. ("PNX") spun off the asset management segment of its business, Virtus Investment Partners, Inc. ("Virtus") and its subsidiaries, to PNX's shareholders. Virtus is now an independent publicly traded company. Virtus is the holding company for various asset management subsidiaries, including the Fund's Administrator Phoenix Equity Planning Corporation ("PEPCO"), after February 5, 2009 to be known as VP Distributors, Inc. ("VP Distributors"), Virtus Investment Advisers, Inc. (formerly Phoenix Investment Counsel, Inc.), the subadvisor to the Phoenix Growth and Income Series and Phoenix Strategic Allocation Series (equity portion), and Duff & Phelps Investment Management Company, the subadvisor to the Phoenix-Duff & Phelps Real Estate Securities Series.

     Goodwin Capital Advisers, Inc., subadvisor to Phoenix Money Market Series, Phoenix Multi-Sector Fixed Income Series, Phoenix MultiSector Short Term Bond Series, and the Phoenix Strategic Allocation Series (fixed income portion), remained a subsidiary of PNX.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2008

     VP Distributors serves as the Administrator to the Fund. VP Distributors receives an administration fee at an annual rate of 0.09% of the first $5 billion, 0.08% on the next $10 billion, and 0.07% over $15 billion of the average net assets across all non-money market funds in the Virtus Funds and The Phoenix Edge Series Fund. For the money market funds, the fee is 0.035% of the average net assets across all Virtus money market funds and the Phoenix Money Market Fund.

     For the fiscal year (the "period") ended December 31, 2008, the Fund incurred administration fees totaling $1,762.

     Pursuant to a Service Agreement, PLIC, a wholly-owned subsidiary of PNX, receives a service fee at the annual rate of 0.066% of the average daily net assets of each series for providing certain stock transfer and accounting services for each series. For the period ended December 31, 2008, the Fund paid PLIC $1,276.

     VP Distributors serves as the distributor for all the Series' shares. For its services each Phoenix Dynamic Asset Allocation Series pays VP Distributors distribution and/or service fees at an annual rate not to exceed 0.25% of the average daily net assets of each respective Phoenix Dynamic Asset Allocation Series.

     At December 31, 2008, PLIC and its affiliates held shares in the Fund which aggregate the following:

                                             AGGREGATE
                                             NET ASSET
                                               VALUE
                                            ($ REPORTED
                                  SHARES   IN THOUSANDS)
                                  ------   -------------
Dynamic Asset Allocation
   Series: Aggressive Growth ..   20,592       $244
Dynamic Asset Allocation
   Series: Growth .............   20,648        238
Dynamic Asset Allocation
   Series: Moderate ...........   21,026        228
Dynamic Asset Allocation
   Series: Moderate Growth ....   20,896        236

     The Fund provides a deferred compensation plan for its disinterested trustees. Under the deferred compensation plan, disinterested trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, and then, in turn, may be invested in the shares of unaffiliated mutual funds selected by the disinterested trustees. Investments in such unaffiliated mutual funds are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2008.

     On September 16, 2008, certain subsidiaries of the Phoenix Companies, Inc. ("PNX") purchased three short-term notes from the Money Market Series. These notes were purchased at a price equal to the notes par totaling $9,190 of which $3,217 was a contribution from certain subsidiaries representing the amount in excess of the estimated value of the notes determined in good faith.

NOTE 4--PURCHASES AND SALES OF SECURITIES

     ($ reported in thousands except as noted)

     Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities, futures contracts, and forward currency contracts) during the period ended December 31, 2008, were as follows:

                                          PURCHASES    SALES
                                          ---------   --------
Capital Growth Series .................    $492,171   $539,191
Growth and Income Series ..............      67,876     89,526
Mid-Cap Growth Series .................      40,292     50,534
Multi-Sector Fixed Income Series ......     111,409    111,989
Multi-Sector Short Term Bond Series ...      33,396     26,234
Strategic Allocation Series ...........      98,177    119,196
Aberdeen International Series .........     158,407    137,213
Small-Cap Growth Series ...............      71,781     79,619
Duff & Phelps Real Estate
   Securities Series ..................      57,888     50,242
Dynamic Asset Allocation:
   Aggressive Growth Series ...........      39,350     37,776
Dynamic Asset Allocation:
   Growth Series ......................      69,741     63,814
Dynamic Asset Allocation:
   Moderate Growth Series .............      48,105     38,683
Dynamic Asset Allocation:
   Moderate Series ....................      34,587     16,630
Sanford Bernstein Mid-Cap
   Value Series .......................      67,594     58,867
Sanford Bernstein Small-Cap
   Value Series .......................      29,534     36,182
Van Kampen Comstock Series ............      12,990     25,036
Van Kampen Equity 500 Index Series ....      10,677     24,991

     Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2008, were as follows:

                                          PURCHASES     SALES
                                          ---------   --------
Multi-Sector Fixed Income Series ......    $42,628     $59,499
Multi-Sector Short Term Bond Series ...     22,471      21,639
Strategic Allocation Series ...........      9,241      26,305

NOTE 5--CREDIT RISK AND ASSET CONCENTRATIONS

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a series' ability to repatriate such amounts.

     High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the advisors and/or subadvisors to accurately predict risk.

     Certain series may invest in exchange traded notes which are unsecured obligations of the notes sponsor. This may expose the series to liquidity and general credit risk of the note sponsor, in addition to the intended investment risk and exposure.

     Certain series may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a series, positive or negative, than if a series did not concentrate its investments in such sectors.

     At December 31, 2008, the series held securities in specific sectors as detailed below:

                                            PERCENTAGE
                                             OF TOTAL
SERIES                          SECTOR     INVESTMENTS
-------                      -----------   -----------
Small-Cap Growth Series ..   Health Care       25%

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2008

NOTE 6--ILLIQUID AND RESTRICTED SECURITIES

     Investments shall be considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the series. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are noted as such within each series' Schedule of Investments where applicable.

     Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

     At December 31, 2008, the Fund held the following restricted securities ($ reported in thousands except as noted):

                                                                        MARKET        % OF
                                           ACQUISITION   ACQUISITION   VALUE AT   NET ASSETS AT
                                              DATE           COST      12/31/08      12/31/08
                                           -----------   -----------   --------   -------------
MULTI-SECTOR FIXED INCOME SERIES
   Bear Stearns Structured
   Products, Inc. 05-10 144A
   3.911%, 4/26/35 .....................       1/5/06        $251        $ 50          0.0%

   MASTR Alternative Net Interest Margin
   06-6, N1 144A
   1.471%, 9/26/46 .....................       8/3/06        $158        $  0          0.0%

   MASTR Resecuritization Trust
   04-3 144A
   5.000%, 3/28/34 .....................      8/31/04        $448        $146          0.1%

   MASTR Resecuritization Trust
   05-1 144A
   5.000%, 10/28/34 ....................      1/28/05        $400        $132          0.1%

MULTI-SECTOR SHORT TERM BOND SERIES
   Bear Stearns Structured
   Products, Inc. 05-10 144A
   3.911%, 4/26/35 .....................       9/1/05        $ 64        $ 13          0.0%

   MASTR Alternative Net Interest Margin
   06-6, N1 144A
   1.471%, 9/26/46 .....................       8/3/06        $ 27        $  0          0.0%

STRATEGIC ALLOCATION SERIES
   MASTR Resecuritization Trust
   05-1 144A
   5.000%, 10/28/34 ....................      1/28/05        $267        $ 88          0.1%

SMALL-CAP GROWTH SERIES
   Concho Resources, Inc. ..............       6/4/08        $ 42        $ 30          0.1%

VAN KAMPEN EQUITY 500 INDEX SERIES
   Seagate Technology
   Tax Refund Rights ...................     11/22/00        $  0        $  0          0.0%

     Each series will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

NOTE 7--INDEMNIFICATIONS

     Under the series' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the series. In addition, the series enter into contracts that contain a variety of indemnifications. The series' maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 8--REGULATORY EXAMS

     Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

     In February 2005, the FINRA notified PNX that it was asserting violations of trade reporting rules by a subsidiary. PNX responded to the FINRA allegations in May 2005. Thereafter, in January 2007, the FINRA notified PNX that the matter is being referred for potential violations and possible action. On May 3, 2007, the FINRA accepted a letter of acceptance, waiver and consent submitted by the PXP subsidiary to resolve this matter. Without admitting or denying the NASD's findings, in accordance with the terms of the letter, the PXP subsidiary agreed to a censure, to pay a fine of $8,000 and to revise its supervisory procedures.

     The Company does not believe that the outcome of these matters will be material to these financial statements.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2008

NOTE 9--MANAGER OF MANAGERS

     The Fund and PVA have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to review and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 10--MIXED AND SHARED FUNDING

     Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company and could be offered to separate accounts of other insurance companies in the future.

     The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

NOTE 11--EXEMPTIVE ORDER

     On June 5, 2006, the SEC issued an order under Section 12(d)(1)(J) of the Investment Company Act ("1940 Act") granting an exemption from Sections 12(d)(1)(A) and (B) of the 1940 Act and under Sections 6(c) and 17(b) of the 1940 Act granting an exemption from Section 17(a) of the 1940 Act, which permits the Phoenix Dynamic Asset Allocation Series to invest in other affiliated and unaffiliated funds, including exchange traded funds. Before the order was granted, the Series could invest in affiliated funds only or exchange traded funds only, but not in unaffiliated funds or a combination of affiliated funds, exchange traded funds, and unaffiliated funds.

NOTE 12--FEDERAL INCOME TAX INFORMATION ($ reported in thousands except as noted)

     At December 31, 2008, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by each series were as follows:

                                                                                                   NET UNREALIZED
                                                         FEDERAL    UNREALIZED      UNREALIZED     APPRECIATION
                                                        TAX COST   APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                                        --------   ------------   --------------   --------------
Capital Growth Series ...............................   $228,783     $ 9,904         $(36,060)       $(26,156)
Growth and Income Series ............................     96,000       9,146          (20,257)        (11,111)
Mid-Cap Growth Series ...............................     51,429       1,081          (12,357)        (11,276)
Money Market Series .................................    206,385          --               --              --
Multi-Sector Fixed Income Series ....................    220,695       2,611          (53,967)        (51,356)
Multi-Sector Short Term Bond Series .................     48,654         529           (8,861)         (8,332)
Strategic Allocation Series .........................    196,674       6,326          (40,451)        (34,125)
Aberdeen International Series .......................    394,791      14,732          (91,544)        (76,812)
Small-Cap Growth Series .............................     27,325         356           (2,148)         (1,792)
Duff & Phelps Real Estate Securities Series .........     87,299       8,819          (10,472)         (1,653)
Dynamic Asset Allocation: Aggressive Growth Series ..     23,050          --           (8,205)         (8,205)
Dynamic Asset Allocation: Growth Series .............     40,935          92          (12,787)        (12,695)
Dynamic Asset Allocation: Moderate Series ...........     25,942         528           (3,503)         (2,975)
Dynamic Asset Allocation: Moderate Growth Series ....     28,762         227           (7,003)         (6,776)
Sanford Bernstein Mid-Cap Value Series ..............    130,642       3,859          (43,088)        (39,229)
Sanford Bernstein Small-Cap Value Series ............     56,152       1,964          (20,533)        (18,569)
Van Kampen Comstock Series ..........................     58,395         829          (15,476)        (14,647)
Van Kampen Equity 500 Index Series ..................     75,477       8,092          (19,375)        (11,283)

     The following series have capital loss carryovers which may be used to offset future capital gains.

                                                                      EXPIRATION YEAR
                                          -----------------------------------------------------------------------
                                            2009       2010     2011     2012    2013   2014     2016      TOTAL
                                          --------   -------   ------   ------   ----   ----   -------   --------
Capital Growth Series .................   $192,231   $84,342   $5,973   $2,820   $ --   $ --   $45,875   $331,241
Growth and Income Series ..............         --        --       --       --     --     --     1,571      1,571
Mid-Cap Growth Series .................     39,730    16,035       --       --    981     --     9,925     66,671
Multi-Sector Fixed Income Series ......      4,981     7,850       --       --     --     --     2,491     15,322
Multi-Sector Short Term Bond Series ...         --        --       --      137    159    167       696      1,159
Strategic Allocation Series ...........         --        --       --       --     --     --     2,705      2,705

                          THE PHOENIX EDGE SERIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                          (CONTINUED) DECEMBER 31, 2008

                                                                 EXPIRATION YEAR
                                        -----------------------------------------------------------------
                                        2009    2010     2011    2012    2013    2014     2016     TOTAL
                                        ----   ------   ------   ----   ------   ----   -------   -------
Aberdeen International Series .......    $--   $   --   $   --   $ --   $   --    $--   $11,128   $11,128
Small-Cap Growth Series .............     --       --       --     --       --     --     6,003     6,003
Duff & Phelps Real
   Estate Securities Series .........     --       --       --     --       --     --     1,270     1,270
Sanford Bernstein
Small-Cap Value Series ..............     --       --       --     --       --     --     1,393     1,393
Van Kampen ComstockSeries ...........     --       --       --     --       --     --     5,035     5,035
Van Kampen Equity 500 Index Series ..     --    7,244    8,185    575    1,188     --     1,784    18,976

     The Fund may not realize the benefit of these losses to the extent each series does not realize gains on investments prior to the expiration of the capital loss carryovers. The Capital Growth Series, the Mid-Cap Growth Series and the Van Kampen Equity 500 Index Series amounts include losses acquired in connection with prior years mergers.

     The Money Market Series utilized losses of $8 deferred in prior years against current year capital gains.

     The following series had capital loss carryovers which expired in 2008:

Mid-Cap Growth Series .............   $38,041
Multi-Sector Fixed Income Series ..     5,548

     Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the period ended December 31, 2008, the following series deferred and/or recognized post October losses as follows:

                                                         CAPITAL     CAPITAL    CURRENCY
SERIES                                                  DEFERRED   RECOGNIZED   DEFERRED
------                                                  --------   ----------   --------
Capital Growth Series ...............................    $10,432      $232         $--
Growth and Income Series ............................      3,581        --          --
Mid-Cap Growth Series ...............................      3,162        --          --
Multi-Sector Fixed Income Series ....................      5,103       103          13
Multi-Sector Short Term Bond Series .................        359         5          --
Strategic Allocation Series .........................      4,519        --          --
Aberdeen International Series .......................     10,312        --          --
Small-Cap Growth Series .............................      3,196        --          --
Duff & Phelps Real Estate Securities Series .........      7,642        --          --
Dynamic Asset Allocation: Aggressive Growth Series ..        402        13          --
Dynamic Asset Allocation: Growth Series .............         59        57          --
Dynamic Asset Allocation: Moderate Series ...........         --        12          --
Dynamic Asset Allocation: Moderate Growth Series ....         11        41          --
Sanford Bernstein Mid-Cap Value Series ..............      8,490        --          --
Sanford Bernstein Small-Cap Value Series ............      3,454        --          --
Van Kampen Comstock Series ..........................      4,381        --          --
Van Kampen Equity 500 Index Series ..................      1,097        --          --

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2008

     The components of distributable earnings on a tax basis, (excluding unrealized appreciation (depreciation), which are disclosed in the respective schedule of investments), consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                                        UNDISTRIBUTED   UNDISTRIBUTED
                                                           ORDINARY       LONG-TERM
                                                            INCOME      CAPITAL GAINS
                                                        -------------   -------------
Capital Growth Series ...............................       $  239         $   --
Growth and Income Series ............................          474             --
Mid-Cap Growth Series ...............................           --             --
Money Market Series .................................           40             --
Multi-Sector Fixed Income Series ....................        1,873             --
Multi-Sector Short Term Bond Series .................          591             --
Strategic Allocation Series .........................        1,663             --
Aberdeen International Series .......................        2,666             --
Small-Cap Growth Series .............................           --             --
Duff & Phelps Real Estate Securities Series .........        1,532             --
Dynamic Asset Allocation: Aggressive Growth Series ..            1             --
Dynamic Asset Allocation: Growth Series .............            1              2
Dynamic Asset Allocation: Moderate Series ...........            4              2
Dynamic Asset Allocation: Moderate Growth Series ....            2             --
Sanford Bernstein Mid-Cap Value Series ..............          529          1,069
Sanford Bernstein Small-Cap Value Series ............          147             --
Van Kampen Comstock Series ..........................          341             --
Van Kampen Equity 500 Index Series ..................          372             --

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal tax purposes. Short-term gains distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

NOTE 13--RECLASSIFICATION OF CAPITAL ACCOUNTS

     ($ reported in thousands)

     For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset values of the Series. As of December 31, 2008, the following series recorded reclassifications to increase (decrease) the accounts listed below:

                                                        CAPITAL PAID IN      UNDISTRIBUTED    ACCUMULATED
                                                          ON SHARES OF      NET INVESTMENT   NET REALIZED
                                                      BENEFICIAL INTEREST    INCOME (LOSS)    GAIN (LOSS)
                                                      -------------------   --------------   ------------
Capital Growth Series .............................         $     --            $    1         $    (1)
Mid-Cap Growth Series .............................          (38,524)              474          38,050
Multi-Sector Fixed Income Series ..................           (5,548)            1,031           4,517
Multi-Sector Short Term Bond Series ...............               --               167            (167)
Strategic Allocation Series .......................               --(1)             87             (87)
Aberdeen International Series .....................               --               (84)             84
Small-Cap Growth Series ...........................             (308)              299               9
Duff & Phelps Real Estate Securities Series .......               --(1)             --              --(1)
Dynamic Asset Allocation: Moderate Growth Series ..               --                 1              (1)
Van Kampen Equity 500 Index Series ................               --(1)             --(1)           --

(1)  Amount is less than $500.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2008

NOTE 14--OTHER

     The insurance company affiliates of the Fund distribute the Fund as investment options in variable annuity and life insurance products ("Variable Products") through non-affiliated advisors, broker-dealers and other financial intermediaries. There is substantial competition for business within most of these distributors. One of the most significant distributors of the Variable Products (and the Fund) includes a subsidiary of State Farm Mutual Automobile Insurance Company, or State Farm. The insurance company affiliates of the Fund have had distribution arrangements with State Farm since 2001. In 2007, the agreement with State Farm to provide life and annuity products and related services to State Farm's affluent and high-net-worth customers through qualified State Farm agents was extended until 2016.

NOTE 15--RECENTLY ISSUED ACCOUNTING STANDARDS

     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a series uses derivatives, how derivatives are accounted for, and how derivative instruments affect a series' results of operations and financial position. Management is currently evaluating the impact of SFAS 161 on financial statement disclosures, if any.

NOTE 16--MARKET CONDITIONS

     Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the series. Such events include, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and sale of Merrill Lynch to Bank of America, and the government bailout of AIG. These companies represent financial institutions with which certain of the series conduct business and/or whose securities are or may be held within the series. The potential investment of each series investments in these issuers, and the financial sector in general, as reflected in each series schedule of investments, exposes investors to the negative (or positive) performance resulting from these and other events.

NOTE 17--TREASURY GUARANTEE PROGRAM

     On September 30, 2008, the Board authorized the Money Market Series (the "Series") to apply for participation in the Department of the Treasury's Temporary Money Market Fund Guarantee Program (the "Program"). The Series was subsequently accepted into the Program. Subject to certain conditions and limitations, in the event that the per share value of a Series falls below $9.95 and a Series liquidates its holdings, the Program will provide coverage to shareholders in the Series for up to $10.00 per share for the lesser of either the number of shares the investor held in the Series at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $9.95. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

     Participation in the initial three months of the Program (i.e., until December 18, 2008) required a non-refundable payment to the U.S. Department of the Treasury in the amount of 0.01% based on the number of outstanding shares of the Series as of September 19, 2008. This expense was borne by the Series. The Series paid $20 ($ reported in thousands), to participate in the Program which was amortized through December 18, 2008.

     On November 24, 2008, the U.S. Treasury announced an extension of the Treasury's Temporary Guarantee Program for Money Market funds until April 30, 2009 to support ongoing stability in this market. PVA, in consultation with its mutual fund board, has determined that continued participation in the program is in the best interest of shareholders, and the mutual fund board has authorized the Series to continue its participation in the program. Continued participation in the program required a non-refundable payment of 0.015% based on the number of outstanding shares of the Series as of September 19, 2008. The Series paid a fee of $29 ($ reported in thousands) which will be amortized through April 30, 2009.

NOTE 18--SUBSEQUENT EVENT

     On February 9, 2009, the Multi-Sector Short Term Bond Series had a redemption of $11,840 ($ reported in thousands) which was 29% of the net assets of the Series as of that date.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PRICEWATERHOUSECOOPERS LOGO)

To the Board of Trustees and Shareholders of The
Phoenix Edge Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 18 series (constituting The Phoenix Edge Series Fund, hereafter referred to as the "Fund") at December 31, 2008, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

(PRICEWATERHOUSECOOPERS LLP)

Boston, Massachusetts
February 19, 2009

                          THE PHOENIX EDGE SERIES FUND
                       TAX INFORMATION NOTICE (UNAUDITED)
                               DECEMBER 31, 2008

For the fiscal year ended December 31, 2008, the Series make the following disclosures for federal income tax purposes. Below is listed the percentages of ordinary income dividends earned by the Series which qualify for the dividends received deduction ("DRD") for corporate shareholders. The actual percentage of DRD for the calendar year will be designated in year-end tax statements. The Series designate the amounts below, or if subsequently different, as long-term capital gains dividends ("LTCG") (reported in thousands).

                            FUND                                    DRD    LTCG
                            ----                                    ---   ------
Capital Growth Series                                               100%  $   --
Growth and Income Series                                            100%      19
Mid-Cap Growth Series                                                 0%      --
Money Market Series                                                   0%      --
Multi-Sector Fixed Income Series                                      0%      --
Multi-Sector Short Term Bond Series                                   0%      --
Strategic Allocation Series                                          39%      19
Aberdeen International Series                                         0%      --
Small-Cap Growth Series                                               0%      --
Duff & Phelps Real Estate Securities Series                           0%     165
Dynamic Asset Allocation: Aggressive Growth Series                  100%     183
Dynamic Asset Allocation: Growth Series                             100%     404
Dynamic Asset Allocation: Moderate Series                           100%     219
Dynamic Asset Allocation: Moderate Growth Series                    100%     648
Sanford Bernstein Mid-Cap Value Series                              100%   5,554
Sanford Bernstein Small-Cap Value Series                            100%      11
Van Kampen Comstock Series                                          100%      --
Van Kampen Equity 500 Index Series                                  100%      --

                          THE PHOENIX EDGE SERIES FUND
          BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX CAPITAL GROWTH SERIES (THE "SERIES")

     The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on August 18 and 19, 2008, the disinterested Trustees, as that term is defined in Section 2(a)
(19) of the Investment Company Act of 1940, as amended ("1940 Act"), approved the recommendation from Phoenix Variable Advisors, Inc. ("PVA"), the investment advisor to the Series and then by the majority of the entire Board of Trustees, to terminate the prior subadvisor, Harris Investment Management, Inc. ("Harris"), effective September 15, 2008, and to approve PVA's recommendation that Neuberger Berman Management Inc. ("Neuberger Berman") manage the Series. The Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between PVA and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Neuberger Berman Management Inc. (the "Subadvisor"), as that term is defined in Section 2(a) (19) of the 1940 Act. Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

     On or about September 15, 2008, after Lehman Brothers Holdings Inc., the ultimate parent of Neuberger Berman, filed for bankruptcy protection, the Board and PVA had several special telephonic meetings regarding Neuberger Berman. The Board considered information related to the continued viability of Neuberger Berman as an organization and independent unit, despite the bankruptcy filed by Lehman Brothers Holdings Inc. The Board discussed the efforts made by Neuberger Berman to retain employees, and the reported likelihood that such employees would be retained with Neuberger Berman personnel. On or about December 4, 2008, Neuberger Berman advised the Board and PVA that a group of portfolio managers, the management team and senior professionals of Neuberger Berman agreed to acquire a majority interest in Neuberger Berman, and the fixed income and alternative asset management businesses of Lehman Brothers' Investment Management Division.

     During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders would be satisfactory. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of the subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 9 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders, it considered the new Subadvisor's prior performance in managing a large cap growth fund. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended March 31, 2008, and the year-to-date period ended March 31, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series performed below the index for the 1, 3, 5, and 10 year and year-to-date periods as of March 31, 2008. The Series was ranked 179th out of 209 for its peer group for the one year period ended March 31, 2008. The Board noted that Neuberger Berman had performed 7th out of 209 for a similar peer group for a one year period ended March 31, 2008. The Board further noted that it would review the Subadvisor's investment performance each quarter in 2009.

     PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

                          THE PHOENIX EDGE SERIES FUND
     BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX CAPITAL GROWTH SERIES (THE "SERIES") (CONTINUED)

     MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to the comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as its appropriate Lipper expense peer group as of September 30, 2008. The Board noted that the total expenses of the Series were higher than the average total expenses for comparable funds and the contractual management fee was slightly above the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

     ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

SUBADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. In connection with the consideration of PVA's proposal to replace Harris with Neuberger Berman as Subadvisor to the Series at the August 18 and 19, 2008 meeting, the Board reviewed an extensive questionnaire and related attachments completed by Neuberger Berman, including its investment philosophy, resources, operations and compliance structure. Neuberger Berman's senior management personnel related to the proposed management of the Series attended the meeting and presented material related to Neuberger Berman's history, investment approach, investment strategies, portfolio turnover ratios, assets under management, personnel, compliance procedures and the firm's overall performance. The Board had the opportunity to review these matters with the Neuberger Berman personnel and ask questions about the presentation. The Board noted that the financial statements of Neuberger Berman indicated it was sufficiently capitalized, and that its performance for funds similar to the Series was strong. The Board also noted of Neuberger Berman's consistent investment style.

     The Board also reviewed performance information for the Series and noted that as a result of performance, the selection of Neuberger Berman was appropriate. The Trustees noted the overall nature, extent, and quality of the services to be provided by the Subadvisor, whether the costs to PVA of these services would be reasonable, and the economic viability of Neuberger Berman.

     The Board noted that the overall investment advisory fee and the subadvisory fee would remain the same as the 2008 advisory and subadvisory fees.

     On or about September 15, 2008, after Lehman Brothers Holdings Inc., the ultimate parent of Neuberger Berman, filed for bankruptcy protection, the Board and PVA had several special telephonic meetings regarding Neuberger Berman. The Board considered information related to the continued viability of Neuberger Berman as an organization and independent unit, despite the bankruptcy filed by Lehman Brothers Holdings Inc. The Board discussed the efforts made by Neuberger Berman to retain employees, and the reported likelihood that such employees would be retained with Neuberger Berman personnel. On or about December 4, 2008, Neuberger Berman advised the Board and PVA that a group of portfolio managers, the management team and senior professionals of Neuberger Berman agreed to acquire a majority interest in Neuberger Berman, and the fixed income and alternative asset management businesses of Lehman Brothers' Investment Management Division.

     After considering all the information presented, based on the qualifications of Neuberger Berman's personnel and the performance of assets managed in a similar manner and the performance of assets managed by the subadvisor in a similar manner, the Board concluded that the nature, quality and cost of services to be provided to the Series by the subadvisor were reasonable and in the best interest of the Series and their shareholders and approved the proposal.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders, it considered the new Subadvisor's prior performance in managing a large cap growth fund. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended March 31, 2008 and the year-to-date period ended March 31, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed below the index for the 1, 3, 5 and 10 year and year-to-date periods as of March 31, 2008. The Series was ranked 179th out of 209 for its peer group for the one year period ended March 31, 2008. The Board noted that Neuberger Berman had performed 7th out of 209 for a similar peer group for a one year period ended March 31, 2008. The Board further noted that it would review the Subadvisor's investment performance each quarter in 2009.

     PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

     SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

     ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX GROWTH AND INCOME SERIES (THE "SERIES")

     The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 16 and 17, 2008, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Virtus Investment Advisers, Inc., f/k/a Phoenix Investment Counsel, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

     During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders would be satisfactory. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 9 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for 1, 3, 5 and 10 year and year-to-date periods ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 1, 3, 5 and 10 year periods and year-to-date period ended September 30, 2008. The Series was ranked 63rd out of 209 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

     MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2008. The Board noted that the total expenses of the Series were higher than the average total expenses for comparable funds and that the contractual management fee was higher than the median for the peer group. Due to the size of the Series, the Board considered the management fee and total expenses of the Series in comparison to its expense peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

     ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX GROWTH AND INCOME SERIES (THE "SERIES")
                                  (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders would be satisfactory. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers and the experience the Subadvisor had as the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 1, 3, 5, and 10 year periods and year-to-end period ended September 30, 2008. The Series was ranked 63rd out of 209 for its peer group for the year ended September 30, 2008.

     PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

     SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

     ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along the Series' shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX MID-CAP GROWTH SERIES (THE "SERIES")

     The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 16 and 17, 2008, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Neuberger Berman Management Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

     On or about September 15, 2008, after Lehman Brothers Holdings Inc., the ultimate parent of Neuberger Berman, filed for bankruptcy protection. The Board and PVA had several special telephonic meetings regarding Neuberger Berman. The Board considered information related to the continued viability of Neuberger Berman as an organization and independent unit, despite the bankruptcy filed by Lehman Brothers Holdings Inc. The Board discussed the efforts made by Neuberger Berman to retain employees, and the reported likelihood that such employees would be retained. On or about December 4, 2008, Neuberger Berman advised the Board and PVA that a group of portfolio managers, the management team and senior professionals of Neuberger Berman agreed to acquire a majority interest in Neuberger Berman, and the fixed income and alternative asset management businesses of Lehman Brothers' Investment Management Division.

     During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PVA and its affiliates to the Series and its shareholders are reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the former subadvisor and conducted compliance due diligence visits at the former subadvisor and would continue this compliance process with the new Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 9 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940, as amended. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the in-depth performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for 1, 3, 5, and 10 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 1, 3, 5, and 10 year periods ended September 30, 2008. The Board noted that the Series had performed below the index for the year-to-date period ended September 30, 2008. The Series was ranked 65th out of 147 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Fund was reasonable.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX MID-CAP GROWTH SERIES (THE "SERIES")
                                  (CONTINUED)

     MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2008. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds; and the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

     ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

SUBADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT, QUALITY OF SERVICES AND INVESTMENT PERFORMANCE. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers and the experience the Subadvisor had as the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders would be satisfactory. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested.

     On or about September 15, 2008, after Lehman Brothers Holdings Inc., the ultimate parent of Neuberger Berman, filed for bankruptcy protection. The Board and PVA had several special telephonic meetings regarding Neuberger Berman. The Board considered information related to the continued viability of Neuberger Berman as an organization and independent unit, despite the bankruptcy filed by Lehman Brothers Holdings Inc. The Board discussed the efforts made by Neuberger Berman to retain employees, and the reported likelihood that such employees would be retained. On or about December 4, 2008, Neuberger Berman advised the Board and PVA that a group of portfolio managers, the management team and senior professionals of Neuberger Berman agreed to acquire a majority interest in Neuberger Berman, and the fixed income and alternative asset management businesses of Lehman Brothers' Investment Management Division.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. It considered the new Subadvisor's prior performance in managing a mid-cap fund. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for 1, 3, 5, and 10 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 1, 3, 5, and 10 year periods ended September 30, 2008. The Board noted that the Series had performed below the index for the year-to-date period ended September 30, 2008. The Series was ranked 65th out of 147 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

     SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

     ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX MONEY MARKET SERIES (THE "SERIES")

     The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 16 and 17, 2008, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Goodwin Capital Advisers, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

     During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders would be satisfactory. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 9 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the performance of the Series was above the index for the 1 and 3 year and year-to-date periods ended September 30, 2008, and below the index for the 5 and 10 year period ended September 30, 2008. The Series was ranked 53rd out of 108 for its peer group for the year-to-date period ended September 30, 2008. The Board also noted that the Series was approved to participate in the U.S. Treasury Temporary Insurance Program whereby any contractowner or policyowner who was invested in the Series on September 19, 2008 are covered by the Guarantee Program.

     PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

     MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2008. The Board noted that the total expenses of the Series were slightly higher than average total expenses for comparable funds and that the contractual management fee was above the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its expense peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

     ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX MONEY MARKET SERIES (THE "SERIES")
                                  (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders would be satisfactory. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that the Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the extensive experience of the portfolio managers and, in particular, their experience in managing the Series as employees of Goodwin Capital Advisers, Inc. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed, which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the performance of the Series was above the index for the 1 and 3 year and year-to-end periods ended September 30, 2008, below the index for the 5 and 10 year period ended September 30, 2008. The Series was ranked 53rd out of 108 for its peer group for the year-to-date period ended September 30, 2008. The Board also noted that the Series was approved to participate in the U.S. Treasury Temporary Insurance Program whereby any contractowner or policyowner who was invested in the Series on September 19, 2008 are covered by the Guarantee Program.

     PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

     SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

     ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders, but noted that any economies would most likely be generated at the adviser level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
      SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                                 (THE "SERIES")

     The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 16 and 17, 2008, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Goodwin Capital Advisers, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

     During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders would be satisfactory. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of the subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 9 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Series had performed above the index for the 10 year period ended September 30, 2008 and performed below the index for the 1, 3, and 5 year and year-to-date periods ended September 30, 2008. The Series was ranked 46th out of 59 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

     MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2008. The Board noted that the total expenses of the Series were below the average total expenses for comparable funds and that the contractual management fee was below the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

     ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
      SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR FIXED INCOME SERIES
                           (THE "SERIES") (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders would be satisfactory. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the portfolio managers and, in particular, their experience in managing the Series as employees of Goodwin Capital Advisers, Inc. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 10 year period ended September 30, 2008 and performed below the index for the 1, 3, and 5 year and year-to-date periods ended September 30, 2008. The Series was ranked 46th out of 59 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

     SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

     ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
                                 (THE "SERIES")

     The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 16 and 17, 2008, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Goodwin Capital Advisers, Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

     During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders would be satisfactory. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 9 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, and 5 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed below the index for the 1, 3, 5 and 10 year and year-to-date periods ended September 30, 2008. The Board noted that the underperformance was based, in part, on the Series position in corporate fixed income securities rather than U.S. Treasury securities. The Series was ranked 32nd out of 38 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

     MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2008. The Board noted that the total expenses of the Series were higher than the average total expenses for comparable funds and that the contractual management fee was above the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its expense peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

     ECONOMIES OF SCALE. The Board noted that the management fee breakpoints based on the amount of assets under management. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX MULTI-SECTOR SHORT TERM BOND SERIES
                           (THE "SERIES") (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders would be satisfactory. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the portfolio managers and, in particular, their experience in managing the Series as employees of Phoenix Investment Counsel, Inc., the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interest with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, and 5 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information for a peer group of funds and a relevant market index. The Board noted that the Series had performed below the index for the 1, 3, 5 and 10 year periods and year-to-date period ended September 30, 2008. The Board noted that the underperformance was based, in part, on the Series position in corporate fixed income securities rather than U.S. Treasury securities. The Series was ranked 32nd out of 38 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

     SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

     ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
         SUBADVISORY AGREEMENTS FOR PHOENIX STRATEGIC ALLOCATION SERIES
                                 (THE "SERIES")

     The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 16 and 17, 2008, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreements (the "Subadvisory Agreements") between PVA and Virtus Investment Advisers, Inc. f/k/a Phoenix Investment Counsel, Inc. ("VIA") and between PVA and Goodwin Capital Advisers, Inc. ("Goodwin" and collectively with VIA the "Subadvisors"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreements between PVA and the Subadvisors, the Subadvisors provide the day to day investment management for the Series.

     During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders would be satisfactory. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisors' investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisors and will conduct compliance due diligence visits at the Subadvisors. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 9 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series performed slightly above the index for the 3 and 10 year periods ended September 30, 2008 and below the index for the 1 and 5 year and year-to-date periods ended September 30, 2008. The Series ranked 67th out of 159 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

     MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as its appropriate Lipper expense peer group as of September 30, 2008. The Board noted that the total expenses of the Series were below the total expenses for comparable funds, but above the median expenses for comparable funds. The Board noted that the contractual management fee was below the average and the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

     ECONOMIES OF SCALE. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
         SUBADVISORY AGREEMENTS FOR PHOENIX STRATEGIC ALLOCATION SERIES
                           (THE "SERIES") (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisors to the Series and its shareholders would be satisfactory. The Board considered the division of the Series assets to be managed by the Subadvisors. Specifically, VIA will manage the equity assets, and Goodwin will manage the fixed assets. In addition, the Board received from the Subadvisors and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisors, their current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and their financial condition, resources and investment process; the terms of the Subadvisory Agreements, including the standard of care and termination provisions; the scope and quality of the services that the Subadvisors would provide to the Series; the structure and rate of advisory fees payable to the Subadvisors by PVA, the methodology used by the Subadvisors in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisors' compliance record. The Board's opinion was based upon the extensive experience of the Subadvisors and the portfolio managers. The Board also considered VIA's experience as the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisors' determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisors' compliance program, based on the information provided by the Subadvisors.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series performed slightly above the index for the 3 and 10 year periods ended September 30, 2008 and below the index for the 1 and 5 year and year-to-date periods ended September 30, 2008. The Series was ranked 67th out of 159 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

     SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

     ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
        SUBADVISORY AGREEMENTS FOR PHOENIX-ABERDEEN INTERNATIONAL SERIES
                                 (THE "SERIES")

     The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 16 and 17, 2008, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Aberdeen Asset Management Inc. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

     During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders would be satisfactory. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 9 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods ended September 30, 2008. The Series was ranked 7th out of 141 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

     MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2008. The Board noted that the actual total expenses of the Series were the same as the median total expenses and below the average total expenses for comparable funds and that the contractual management fee was below the median and average for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

     ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
        SUBADVISORY AGREEMENTS FOR PHOENIX-ABERDEEN INTERNATIONAL SERIES
                           (THE "SERIES") (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders would be satisfactory. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the portfolio management team has many years of experience in the investment management business. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed, which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods ended September 30, 2008. The Series was ranked 7th out of 141 for its peer group for the year-to-date ended September 30, 2008.

     PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

     SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

     ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX SMALL-CAP GROWTH SERIES
                                 (THE "SERIES")

     The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on August 18 and 19, 2008, the disinterested Trustees, as that term is defined in Section 2(a)
(19) of the Investment Company Act of 1940, as amended ("1940 Act") approved the recommendation from Phoenix Variable Advisors, Inc. ("PVA"), the investment advisor to the Series, and then by the majority of the entire Board of Trustees, to terminate the prior subadvisor, Fred Alger Management, Inc. ("Alger"), effective September 15, 2008, and then to approve PVA's recommendation that Neuberger Berman Management Inc. ("Neuberger Berman") manage the Series. The Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Neuberger Berman (the "Subadvisor"), as that term is defined in Section 2(a) (19) of the 1940 Act. Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

     On or about June 26, 2008 Alger notified PVA that it would terminate as the Subadvisor to the Series on or about October 1, 2008.

     During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders would be satisfactory. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other Series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 9 years, its current experience in acting as an investment adviser to over 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

     On or about September 15, 2008, after Lehman Brothers Holdings Inc., the ultimate parent of Neuberger Berman, filed for bankruptcy protection. The Board and PVA had several special telephonic meetings regarding Neuberger Berman. The Board considered information related to the continued viability of Neuberger Berman as an organization and independent unit, despite the bankruptcy filed by Lehman Brothers Holdings Inc. The Board discussed the efforts made by Neuberger Berman to retain employees, and the reported likelihood that such employees would be retained. On or about December 4, 2008, Neuberger Berman advised the Board and PVA that a group of portfolio managers, the management team and senior professionals of Neuberger Berman agreed to acquire a majority interest in Neuberger Berman, and the fixed income and alternative asset management businesses of Lehman Brothers' Investment Management Division.

     INVESTMENT PERFORMANCE. Since the Board placed emphasis on the investment performance of the Series in view of its importance to shareholders, it considered the new Subadvisor's prior performance in managing a small cap growth fund. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, and 5 year periods ended June 30, 2008 and the year-to-date period ended June 30, 2008. The Board reviewed the investment performance of the Series, along with the comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 1 year and year-to-date periods as of June 30, 2008. The Series was ranked 9th out of 112 for its peer group for the one year period ended June 30, 2008. The Board noted that Neuberger Berman had performed 8th out of 112 for a similar peer group for a one year period ended June 30, 2008. The Board further noted that it would review the Subadvisor's investment performance each quarter in 2009.

     PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PVA from the Series was reasonable.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX SMALL-CAP GROWTH SERIES
                           (THE "SERIES") (CONTINUED)

     MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2008. The Board noted that the actual total expenses of the Series were the same as the median for the total expenses and below the average for total expenses for comparable funds and the contractual management fee was slightly higher compared to the median for the peer group. The Board was satisfied with the management fee and total expenses for the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

     ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew in order to cover certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

SUBADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. In connection with the consideration of PVA's proposal to replace Alger with Neuberger Berman as Subadvisor to the Series at the August 18 and 19, 2008 meeting, the Board reviewed an extensive questionnaire and related attachments completed by Neuberger Berman, including its investment philosophy, resources, operations and compliance structure. Neuberger Berman's senior management personnel related to the proposed management of the Series attended the meeting and presented material related to Neuberger Berman's history, investment approach, investment strategies, portfolio turnover ratios, assets under management, personnel, compliance procedures and the firm's overall performance. The Board noted that the financial statements of Neuberger Berman indicated it was sufficiently capitalized, and that its performance for funds similar to the Series was strong. The Board also noted of Neuberger Berman's consistent investment style.

     The Board also reviewed performance information for the Series and noted that as a result of performance, the selection of Neuberger Berman was appropriate. The Trustees noted the overall nature, extent, and quality of the services to be provided by the Subadvisor, whether the costs to PVA of these services would be reasonable, and the economic viability of Neuberger Berman.

     The Board noted that the overall investment advisory fee and the subadvisory fee would remain the same as the 2008 advisory and subadvisory fees.

     After considering all the information presented, based on the qualifications of Neuberger Berman's personnel and the performance of assets managed by the subadvisor in a similar manner as the Series would be managed, the Board concluded that the nature, quality and cost of services to be provided to the Series by the subadvisor were reasonable and in the best interest of the Series and their shareholders and approved the proposal.

     On or about September 15, 2008, after Lehman Brothers Holdings Inc., the ultimate parent of Neuberger Berman, filed for bankruptcy protection. The Board and PVA had several special telephonic meetings regarding Neuberger Berman. The Board considered information related to the continued viability of Neuberger Berman as an organization and independent unit, despite the bankruptcy filed by Lehman Brothers Holdings Inc. The Board discussed the efforts made by Neuberger Berman to retain employees, and the reported likelihood that such employees would be retained. On or about December 4, 2008, Neuberger Berman advised the Board and PVA that a group of portfolio managers, the management team and senior professionals of Neuberger Berman agreed to acquire a majority interest in Neuberger Berman, and the fixed income and alternative asset management businesses of Lehman Brothers' Investment Management Division.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report of the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, and 5 year periods ended June 30, 2008 and the year-to-date period ended June 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 1, 3 and 5 year and year-to-date periods as of June 30, 2008. The Series was ranked 9th out of 112 for its peer group for the one year period ended June 30, 2008. The Board noted that Neuberger Berman had performed 8th out of 112 for a similar peer group for a one year period ended June 30, 2008. The Board further noted that it would review the Subadvisor's investment performance each quarter in 2009.

     PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not the Series.

     SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

     ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
                              SERIES (THE "SERIES")

     The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 16 and 17, 2008, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Duff & Phelps Investment Management Company (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

     During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders would be satisfactory. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 9 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with the comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods ended September 30, 2008 The Series was ranked 2nd out of 61 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation methodology appeared reasonable. The Board also noted the contractual reimbursements provided to the Series. The Board concluded that the expected profitability to PVA from the Series was reasonable.

     MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2008. The Board noted that the total expenses of the Series were lower than the average total expenses for comparable funds, and the contractual management fee was lower than the median for the peer group. The Board considered the management fee and total expenses of the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

     ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale with respect to covering certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
                        SERIES (THE "SERIES") (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by the Subadvisor to the Series and its shareholders would be satisfactory. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that the Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance records. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers and the experience the Subadvisor had as the previous advisor for the Series. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to the shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for 1, 3, 5 and 10 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for all periods ended September 30, 2008 The Series was ranked 2nd out of 61 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not by the Series and that the profitability of the Subadvisor was not a material consideration.

     SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

     ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders, but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
                                 (THE "SERIES")

     The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 16 and 17, 2008, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Alliance/Bernstein L.P. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

     During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders would be satisfactory. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other Series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 9 years, its current experience in acting as an investment adviser to over 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with the comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed above the index for the 3, 5 and 10 year periods ended September 30, 2008 and below the index for the 1 year and year-to-date periods ended September 30, 2008. The Series was ranked 9th out of 74 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PVA from the Series was reasonable.

     MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2008. The Board noted that the total expenses of the Series were above the total expenses for comparable funds and the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses for the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

     ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew in order to cover certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
                           (THE "SERIES") (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders would be satisfactory. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor by PVA; the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the portfolio management team has many years of experience in the investment management business. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report of the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed slightly above the index for the 5 year period ended September 30, 2008 and below the index for the 1 and 3 year and year-to-date periods ended September 30, 2008. The Series was ranked 9th out of 74 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not the Series.

     SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

     ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
      SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
                              SERIES (THE "SERIES")

     The Board of Trustees is responsible for determining whether to approve the Fund's advisory and subadvisory agreements. At a meeting held on November 16 and 17, 2008, the Board, including a majority of disinterested Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Alliance/Bernstein L.P. (the "Subadvisor"). Pursuant to the Advisory Agreement between PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and the Subadvisor, the Subadvisor provides the day to day investment management for the Series.

     During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of disinterested Trustees, determined that the fee structure was reasonable. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders would be satisfactory. The Board received and reviewed substantial written information from PVA as requested. The Board's conclusion was based, in part, upon services provided by PVA to other Series of The Phoenix Edge Series Fund such as quarterly reports provided by PVA
1) comparing performance with a peer group and benchmark, 2) showing that the investment policies and restrictions were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of investment programs and the monitoring of subadvisor's investment performance and their compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA will require quarterly compliance certifications from the Subadvisor and will conduct compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 9 years, its current experience in acting as an investment adviser to over 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the 1940 Act. The Board also considered the transfer agent and shareholder services that are provided to Series shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with the comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed slightly above the index for the 5 year period ended September 30, 2008 and below for the 1 and 3 year and year-to-date periods ended September 30, 2008. The Series was ranked 36th out of 46 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board reviewed the profitability analysis that addressed the overall profitability of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, since allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary reimbursements provided to the Fund. The Board concluded that the profitability to PVA from the Series was reasonable.

     MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed emphasis on the review of Series expenses. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of funds selected by Lipper as the Series' appropriate Lipper expense peer group as of September 30, 2008. The Board noted that the total expenses of the Series were above the average total expenses for comparable funds and that the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses for the Series in comparison to its peer group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

     ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew in order to cover certain fixed costs as the assets grew. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
      SUBADVISORY AGREEMENTS FOR PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE
                        SERIES (THE "SERIES") (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Series and its shareholders would be satisfactory. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the subadvisory agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to Subadvisor by PVA; the methodology used by Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the portfolio management team has many years of experience in the investment management business. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. In this regard, the Board considered the detailed performance review process of the Investment Performance Committee. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report of the Series prepared by Lipper Financial Services ("Lipper"), which was furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3 and 5 year periods ended September 30, 2008 and the year-to-date period ended September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information given for a peer group of funds and a relevant market index. The Board noted that the Series had performed slightly above the index for the 5 year period ended September 30, 2008 and below the index for the 1 and 3 year and year-to-date periods ended September 30, 2008. The Series was ranked 36th out of 46 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board noted that the subadvisory fee is paid by PVA and not the Series.

     SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

     ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the advisor level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
          SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN COMSTOCK SERIES
                                 (THE "SERIES")

     The Board of Trustees is responsible for determining whether to approve the Series' advisory and subadvisory agreements. At a meeting held on November 16 and 17, 2008, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Morgan Stanley Investment Management, Inc. d/b/a Van Kampen ("Van Kampen") (the "Subadvisor"). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

     During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 9 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2008 and the year-to-date period September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relevant market index. The Board noted that the Series had performed slightly above the index for the 1, 3 and 10 year and year-to-date periods ended September 30, 2008 and slightly below its index for the 5 year period ended September 30, 2008. The Series was ranked 22nd out of 94 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted that the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series were reasonable.

     MANAGEMENT FEE AND TOTAL EXPENSES. The Board also considered the expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were slightly above the average total expenses for comparable funds and that the management fee was slightly above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

     ECONOMIES OF SCALE. The Board also noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND
          SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN COMSTOCK SERIES
                           (THE "SERIES") (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are to be provided by the Subadvisor to the Series and its shareholders would be satisfactory. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

     INVESTMENT PERFORMANCE. The Board placed emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2008 and the year-to-date period September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relevant market index. The Board noted that the Series had performed slightly above the index for the 1, 3 and 10 year period and year-to-date periods ended September 30, 2008 and slightly below its index for the 5 year period ended September 30, 2008. The Series was ranked 22nd out of 94 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board did not consider profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series.

     SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

     ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                          THE PHOENIX EDGE SERIES FUND
           BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
                                 (THE "SERIES")

     The Board of Trustees is responsible for determining whether to approve the Series' advisory and subadvisory agreements. At a meeting held on November 16 and 17, 2008, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Variable Advisors, Inc. ("PVA") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PVA and Morgan Stanley Investment Management, Inc. d/b/a Van Kampen ("Van Kampen") (the "Subadvisor"). Pursuant to the Advisory Agreement, PVA and the Fund, PVA provides advisory services to the Series. Pursuant to the Subadvisory Agreement between PVA and Subadvisor, the Subadvisor provides the day-to-day investment management for the Series.

     During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the Independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Series and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services to be provided by PVA and its affiliates to the Series and its shareholders were reasonable. The Board's conclusion was based, in part, upon services provided to the Series such as quarterly reports provided by PVA 1) comparing the performance of the Series with a peer group and benchmark, 2) showing that the investment policies and restrictions for the Series were followed and 3) covering matters such as the compliance of investment personnel and other access persons with the Code of Ethics of PVA and the Series, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PVA was responsible for the general oversight of the investment programs of the Series and the monitoring of the Subadvisor's investment performance and its compliance with applicable laws, regulations, policies and procedures. With respect to compliance monitoring, the Board noted that PVA required quarterly compliance certifications from the Subadvisor and conducted compliance due diligence visits at the Subadvisor. The Board also considered the experience of PVA having acted as an investment adviser to mutual funds for 9 years, its current experience in acting as an investment adviser to 18 mutual funds, and its role under the Fund's "manager of managers" exemptive relief under the Investment Company Act of 1940. The Board also considered the transfer agent and shareholder services that are provided to Series' shareholders by an affiliate of PVA, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

     INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2008 and the year-to-date period September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relevant market index. The Board noted that the Series had performed below its index for the 5 year period ended September 30, 2008 and above its index for the 1, 3, and 10 year and year-to-date periods ended September 30, 2008. The Series was ranked 34th out of 61 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board also considered the level of profits realized by PVA and its affiliates in connection with the operation of the Series. In this regard, the Board reviewed the Series profitability analysis that addressed the overall profitably of PVA for its management of The Phoenix Edge Series Fund family, as well as its profits and that of its affiliates, for managing the Series. Specific attention was given to the methodology followed in allocating costs to the Series, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted that the voluntary reimbursements provided to the Series. The Board concluded that the profitability to PVA from the Series were reasonable.

     MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Series. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Series compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that the total expenses of the Series were slightly above the average total expenses for comparable funds and the contractual management fee was above the median for the peer group. The Board was satisfied with the management fee and total expenses of the Series in comparison to its expense group as shown in the Lipper report and concluded that such fee and expenses were reasonable.

     ECONOMIES OF SCALE. The Board noted that it was likely that PVA and the Series would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                          THE PHOENIX EDGE SERIES FUND
          BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
                           (THE "SERIES") (CONTINUED)

SUBADVISORY AGREEMENT CONSIDERATIONS

     NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are to be provided by the Subadvisor to the Series and its shareholders would be satisfactory. In addition, the Board received from the Subadvisor and reviewed substantial written information as requested. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: the Subadvisor, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Series), and its financial condition, resources and investment process; the terms of the Subadvisory Agreement, including the standard of care and termination provisions; the scope and quality of the services that Subadvisor would provide to the Series; the structure and rate of advisory fees payable to the Subadvisor by PVA; the methodology used by the Subadvisor in determining the compensation payable to portfolio managers and the competition for investment management talent; and the Subadvisor's compliance record. The Board's opinion was based upon the extensive experience of the Subadvisor and the portfolio managers. With respect to portfolio manager compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Series' shareholders. The Board also considered the adequacy of the Subadvisor's compliance program, based on the information provided by the Subadvisor.

     INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Series prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Series' shares for the 1, 3, 5 and 10 year periods ended September 30, 2008 and the year-to-date period September 30, 2008. The Board reviewed the investment performance of the Series, along with comparative performance information with a peer group of funds and a relevant market index. The Board noted that the Series had performed below its index for the 5 year period ended September 30, 2008 and above its index for the 1, 3, and 10 year and year-to-date periods ended September 30, 2008. The Series was ranked 34th out of 61 for its peer group for the year-to-date period ended September 30, 2008.

     PROFITABILITY. The Board considered the profitability information for the Subadvisor noting that the subadvisory fee is paid by PVA and not by the Series.

     SUBADVISORY FEE. The Board did not consider comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PVA and not by the Series.

     ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Series' shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

                             FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of December 31, 2008, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 541-0171.

The address of each individual, unless otherwise noted, is 101 Munson Street, Greenfield, MA 01301-9668.

                             DISINTERESTED TRUSTEES

              NAME
         YEAR OF BIRTH
          YEAR ELECTED                                                  PRINCIPAL OCCUPATION(S)
# OF PORTFOLIOS IN FUND COMPLEX                                         DURING PAST 5 YEARS AND
      OVERSEEN BY TRUSTEE                                         OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------  --------------------------------------------------------------------------------------------------
Frank M. Ellmer, CPA              Retired.
YOB: 1940
Elected: 1999
18 Portfolios

Roger A. Gelfenbien               Retired. Director, Webster Bank (2003-present). Director USAllianz Variable
YOB: 1943                         Insurance Product Trust, 23 funds (1999-present). Chairman/Trustee.
Elected: 2000
18 Portfolios

Eunice S. Groark                  Attorney. Director, Peoples' Bank (1995-present).
YOB: 1938
Elected: 1999
18 Portfolios

Frank E. Grzelecki                Retired. Director, Barnes Group Inc. (1997-present).
YOB: 1937
Elected: 2000
18 Portfolios

John R. Mallin                    Partner/Attorney, McCarter & English, LLP (2003-present).
YOB: 1950
Elected: 1999
18 Portfolios

Hassell H. McClellan              Associate Professor, Wallace E. Carroll School of Management, Boston College (1984-present).
YOB: 1945                         Independent Trustee, John Hancock Trust and John Hancock Funds II. Board of Overseers, Tufts
Elected: 2008                     University School of Dental Medicine.
18 Portfolios

                             FUND MANAGEMENT TABLES

Each of the individuals listed below is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                               INTERESTED TRUSTEES

              NAME
         YEAR OF BIRTH
          YEAR ELECTED                                                  PRINCIPAL OCCUPATION(S)
# OF PORTFOLIOS IN FUND COMPLEX                                         DURING PAST 5 YEARS AND
      OVERSEEN BY TRUSTEE                                         OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------  --------------------------------------------------------------------------------------------------
Philip R. McLoughlin**            Partner, Cross Pond Partners, LLC, (2006-present). Director, Argo Group International Holdings
YOB: 1946                         Ltd. (Insurance), World Trust Fund and KBC Asset Management, Ltd. (1991-present). Chairman and
Elected 2003                      Trustee, Virtus Mutual Funds.
Chairman
18 Portfolios


Philip K. Polkinghorn***          Senior Executive Vice President and President, Life & Annuity, The Phoenix Companies, Inc.
One American Row                  (2007-present); Executive Vice President, The Phoenix Companies, Inc. (2004-2007); Senior
Hartford, CT 06102                Executive Vice President and President, Life & Annuity, Phoenix Life Insurance Company
YOB: 1957                         (2007-present); Executive Vice President, Phoenix Life Insurance Company (2004-2007); Director and
Elected 2004                      President, PHL Variable Insurance Company (2004-present); Director and Executive Vice President,
President                         Phoenix Equity Planning Corporation (2004-present); Director and President, Phoenix Life and
18 Portfolios                     Annuity Company (2004-present); Director and President, Phoenix Variable Advisors, Inc.
                                  (2004-present); Director, AGL Life Assurance Company (2004-present); Director, PFG Distribution
                                  Company (2004-present); Director, PFG Holdings, Inc. (2004-present); Director, Philadelphia
                                  Financial Group, Inc. (2004-present); Director, Phoenix Distribution Holding Company
                                  (2004-present); Director; Phoenix Foundation (2004-present); Director, Phoenix Life and
                                  Reassurance Company of New York (2004-present); Director, Phoenix Life Solutions, Inc.
                                  (2004-present); Director, Phoenix Alternative Investment Advisers, Inc. (2004-2008);
                                  Director, PM Holdings, Inc. (2004-present).

** Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

*** Mr. Polkinghorn is an "interested person," as defined under the Investment Company Act of 1940, by reason of his position with the Trust's advisors and/or their affiliates.

                             FUND MANAGEMENT TABLES

NAME, ADDRESS, YEAR OF BIRTH AND     LENGTH OF                                  PRINCIPAL OCCUPATION(S)
POSITION(S) WITH TRUST              TIME SERVED                                   DURING PAST 5 YEARS
--------------------------------   ------------   ----------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES

Gina Collopy O'Connell             Served since   Senior Vice President, Life and Annuity Planning (2004-present); Senior Vice
One American Row                       2004       President, Life and Annuity Manufacturing (2003-2004); Senior Vice President, Life
Hartford, CT 06102                                and Annuity Operations (2002- 2003); Vice President, various marketing and product
YOB: 1962                                         development departments (1998-2002), Phoenix Life Insurance Company. Senior Vice
Senior Vice President                             President, PHL Variable Insurance Company (2003-present). Director, Phoenix
                                                  Distribution Holding Company (2003-present). Senior Vice President, Phoenix Life and Annuity Company, (2004-present). Director and Senior Vice President, Phoenix
                                                  Variable Advisors, Inc. (2005-present).

Marc Baltuch                       Served since   Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present); Vice
900 Third Avenue                       2004       President and Chief Compliance Officer, certain of the Funds within the Virtus
New York, NY 10022                                Mutual Fund Complex; Vice President, The Zweig Total Return Fund, Inc.
YOB: 1945                                         (2004-present); Vice President, The Zweig Fund, Inc. (2004-present); President and
Chief Compliance Officer                          Director of Watermark Securities, Inc. (1991-present); Assistant Secretary of
                                                  Gotham Advisors Inc. (1990-2005).

W. Patrick Bradley                 Served since   Vice President, Mutual Fund Administration, Virtus Investment Partners, Ltd.
100 Pearl St.                          2006       (2004-present). Chief Financial Officer and Treasurer (2005-present), certain
Hartford, CT 06115                                funds within the Virtus Mutual Funds. Assistant Treasurer, certain funds within
YOB: 1972                                         the Virtus Mutual Funds (2004-present). Senior Manager (2002-2004). Audit
Vice President, Chief Financial                   Services, Deloitte & Touche, LLP.
Officer, Treasurer and
Principal Accounting Officer

Kathleen A. McGah                  Served since   Vice President and Counsel, The Phoenix Companies, Inc. (2005-present), Vice
One American Row                       2005       President and Counsel, Phoenix Life Insurance Company (2005-present); Vice
Hartford, CT 06102                                President and Assistant Secretary, PHL Variable Insurance Company
YOB: 1950                                         (2005-present); Vice President and Assistant Secretary, American Phoenix Life
Vice President, Chief Legal                       and Reassurance Company (2005-present); Vice President and Assistant Secretary,
Officer, Counsel and Secretary                    Phoenix Life and Annuity Company (2005-present); Vice President and Assistant
                                                  Secretary, Phoenix Variable Advisors, Inc. (2005-present); Vice President and
                                                  Assistant Secretary, Phoenix Life Solutions, Inc. (2007-present) and Vice
                                                  President and Assistant Secretary, Phoenix Investment Counsel, Inc. (2006-2008).
                                                  Chief Legal Officer and Secretary of five mutual funds and six variable annuity separate accounts within the Travelers Life & Annuity complex (2004-2005).
                                                  Deputy General Counsel (1999-2005), The Travelers Insurance Company.

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, MA 01301

BOARD OF TRUSTEES
Frank M. Ellmer, CPA
Roger A. Gelfenbien
Eunice S. Groark
Frank E. Grzelecki
John R. Mallin
Hassell H. McClellan
Philip R. McLoughlin
Philip K. Polkinghorn

EXECUTIVE OFFICERS
Philip R. McLoughlin, Chairman
Philip K. Polkinghorn, President
Gina Collopy O'Connell, Senior Vice President
Marc Baltuch, Chief Compliance Officer
W. Patrick Bradley, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer
Kathleen A. McGah, Vice President, Chief Legal Officer, Counsel and Secretary

INVESTMENT ADVISOR
Phoenix Variable Advisors, Inc.
One American Row
Hartford, CT 06102-5056

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110-1707

(PHOENIX LOGO)

PHOENIX LIFE INSURANCE COMPANY
PO Box 22012
Albany, NY 12201-2012

NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com

BPD36700
G0144A (C) 2008 The Phoenix Companies, Inc.                                 7-08

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's Board of Trustees has determined that the Registrant has an "audit committee financial expert" serving on its Audit Committee.

(a)(2) Frank M. Ellmer has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert." Mr. Ellmer is an "independent" trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3) Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $383,900 for 2008 and $401,900 for 2007.

AUDIT-RELATED FEES

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $41,071 for 2008 and $18,000 for 2007. This represents the review of the semi-annual financial statements.

TAX FEES

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $56,220 for 2008 and $53,600 for 2007.

        "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income tax returns.

ALL OTHER FEES

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2007.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

        The Phoenix Edge Series Fund (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

        The Audit Committee has determined that Mr. Ellmer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  The  percentage of services  described in each of paragraphs (b) through
        (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b)  100% for 2008 and 100% for 2007

                    (c)  100% for 2008 and 100% for 2007

                    (d)  Not applicable

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,624,671 for 2008 and $660,559 for 2007.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)     Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
     15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Phoenix Edge Series Fund

By (Signature and Title)*  /s/ Philip K. Polkinghorn
                         -------------------------------------------------------
                           Philip K. Polkinghorn, President
                           (principal executive officer)

Date                       March 3, 2009
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Philip K. Polkinghorn
                         -------------------------------------------------------
                                    Philip K. Polkinghorn, President
                                    (principal executive officer)

Date                       March 3, 2009
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ W. Patrick Bradley
                         -------------------------------------------------------
                           W. Patrick  Bradley,  Vice President,  Chief
                           Financial  Officer,  Treasurer and Principal
                           Accounting Officer
                           (principal financial officer)

Date                       March 3, 2009
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.